Filed Pursuant to Rule 424(b)(3)
                                           Registration Statement No. 333-135566

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
CONTINENTAL MINERALS CORPORATION                                   GREAT CHINA MINING, INC.
1020 - 800 West Pender Street                                      Suite 536 - 999 Canada Place
Vancouver, BC  V6C 2V6                                             Vancouver, BC  V6C 3E2

                                                                                        November 30, 2006
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Dear Great China Mining, Inc. Stockholders:

You are cordially invited to attend a special meeting of stockholders of Great China Mining, Inc., to be held at Suite 1500-1055 West Georgia Street, Vancouver, British Columbia at 1:00 p.m., Pacific time, on December 14, 2006.

At the special meeting, you will be asked to approve and adopt the economic combination of Continental Minerals Corporation ("Continental") by way of a merger of Continental Merger Inc., a wholly-owned subsidiary of Continental, with and into Great China pursuant to the Merger Agreement, as amended September 12, 2006, among Great China, Continental, and Continental Merger Inc. Great China will survive the Merger and continue as a wholly owned subsidiary of Continental. You will also be asked to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger.

If the Merger is completed, each share of Great China common stock that you own at the effective time of the Merger will be exchanged for 0.1138392 common shares of Continental. Based on the estimated number of shares of Great China issued and outstanding on the record date, Continental expects to issue 36,011,384 common shares to Great China stockholders in the Merger. Continental common shares are listed in Canada on the TSX Venture Exchange ("TSX-V") under the symbol "KMK" and quoted in the United States on the National Association of Securities Dealers Inc.'s OTC Bulletin Board ("OTCBB") under symbol "KMKCF". On November 10, 2006 the closing price of Continental common shares on the OTCBB was US$1.45. We estimate that immediately after the effective time of the Merger, former shareholders of Great China will hold common shares of Continental representing approximately 40.4% of the then-outstanding common shares of Continental (excluding the issuance of 1.5 million common shares to be issued as partial consideration for the purchase of three additional mineral properties).

The board of directors of Great China has, for the reasons described herein including professional advice received, unanimously determined that the Merger is fair to and in the best interests of the Great China stockholders, and accordingly has approved the Merger. Therefore, the Great China board of directors unanimously recommends that you vote or give instructions to vote "FOR" the proposal to approve the Merger and "FOR" the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

The accompanying proxy statement/ prospectus contains detailed information about the Merger and the special meeting. This document is also a prospectus for the Continental common shares that will be issued in the Merger. We encourage Great China stockholders to read carefully this proxy statement/ prospectus before voting, including the section entitled "Risk Factors" beginning on page 22.

If you were a holder of Great China common stock of record on the record date determined for the meeting, you have the right to vote or direct your vote at the special meeting.

Your vote is important. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card in the envelope provided to: Great China Mining, Inc. at (604) 641-1377. If your shares are held in "street name", you must instruct your broker in order to vote. Please do not send in your stock certificates or account statements with your proxy card.

If you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted "FOR" the adoption of the Merger and "FOR" the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies, provided that no proxy that is specifically marked "AGAINST" the proposal to approve the Merger will be voted in favour of the adjournment proposal, unless it is specially marked "FOR" the adjournment proposal.

I look forward to seeing you at the special meeting and hope that you will support the proposals.

                                   Sincerely,

                                   GREAT CHINA MINING, INC.

                                   /s/ Anthony Garson
                                   -----------------------------------
                                   Per:    Anthony Garson,
                                           President and Chief Executive Officer

None of the Securities and Exchange Commission, any securities commission or similar authority in Canada, or any state or foreign securities commission or similar authority has approved or disapproved the Continental common shares to be issued in connection with the Merger described in this proxy statement/prospectus, nor have they determined if this proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offence.

                    THIS PROXY STATEMENT/PROSPECTUS IS DATED
              NOVEMBER 30, 2006, AND IS FIRST BEING MAILED TO GREAT
                CHINA STOCKHOLDERS ON OR ABOUT DECEMBER 1, 2006.

                             Proxy Statement page 1

                             ADDITIONAL INFORMATION

This proxy statement/prospectus does not include some information found in Part II of the registration statement on Form F-4 filed with the Securities and Exchange Commission by Continental, of which this proxy statement/prospectus is a part, or information included in the exhibits to the registration statement.

This information is available to you without charge upon your written or telephone request from Continental and Great China at the following addresses and telephone numbers.

         Continental Minerals Corporation
         Suite 1020 - 800 West Pender Street
         Vancouver, British Columbia
         Canada  V6C 2V6

         (604) 684-6365

         Attention: Gerald Panneton, President & CEO

         Great China Mining, Inc.
         Suite 536 - 999 Canada Place
         Vancouver, British Columbia
         Canada  V6C 3E2

         (604) 641-1366

         Attention: Anthony Garson, President, & CEO

In order for you to receive timely delivery of the requested information in advance of the Meeting, Great China should receive your request no later than December 7, 2006, which is five business days before the date of the special meeting.

In connection with this offering, no person is authorized to give any information or to make any representations not contained in this proxy statement/prospectus. If information is given or representations are made, you may not rely on that information or those representations as having been authorized by Continental or Great China. This proxy statement/prospectus is neither an offer to sell nor a solicitation of an offer to buy any securities other than those registered by this proxy statement/prospectus, nor is it an offer to sell or a solicitation of an offer to buy securities where an offer or solicitation would be unlawful. You may not assume from the delivery of this proxy statement/prospectus, nor from any sale made under this proxy statement/prospectus, that Continental or Great China's affairs are unchanged since the date of this proxy statement/prospectus or that the information contained in this proxy statement/prospectus is correct as of any time after the date of this proxy statement/prospectus.

                               ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form F-4 filed with the United States Securities and Exchange Commission (the "SEC") by Continental (Registration No. 333-135566), constitutes a prospectus of Continental under Section 5 of the U.S. Securities Act of 1933, as amended, which is referred to as the Securities Act, with respect to the Continental common shares to be issued to Great China stockholders as required by the Merger Agreement. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended, which is referred to as the Exchange Act, with respect to the special meeting of Great China stockholders, at which Great China stockholders will be asked to consider and vote upon a proposal to approve the Merger, and to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger.

                             Proxy Statement page 2

GREAT CHINA MINING, INC.
Suite 536 - 999 Canada Place
Vancouver, British Columbia
Canada  V6C 3E2

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 14, 2006

TO OUR STOCKHOLDERS:

We will hold a special  meeting of  stockholders  of Great  China  Mining,  Inc.
("Great China"), a Nevada corporation, on December 14, 2006, at 1:00 p.m., Pacific time, at Suite 1500-1055 West Georgia, Vancouver, British Columbia, Canada for the following purposes:

1. to consider and vote on the proposal to approve and adopt the economic combination of Continental Minerals Corporation ("Continental") by way of a merger of Continental Merger Inc., a wholly-owned subsidiary of Continental, with and into Great China pursuant to the Merger Agreement, as amended September 12, 2006 among Great China, Continental, and Continental Merger Inc.;

2. to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger; and

2. to transact any other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

Only the holders of record of shares of Great China common stock on November 30, 2006, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting. Information regarding the Merger and related matters is contained in the accompanying proxy statement/prospectus and the annexes to the proxy statement/prospectus. These materials are incorporated by reference into, and form a part of, this notice.

Stockholders who do not vote in favour of the adoption of the Merger are or may be entitled to certain dissent rights, but only if they deliver to Great China, before the vote is taken on the Merger, written notice of their intent to demand payment for their shares, and only if they comply with the appropriate sections of the Nevada Revised Statues (see Annex B attached to this proxy statement/prospectus).

You are cordially invited to attend the special meeting in person if that is reasonably possible for you. It is important that your shares of Great China common stock are represented at the special meeting regardless of the number of shares that you hold. To ensure that you are represented at the special meeting, please fill in, sign and return the enclosed proxy card. Your early attention to the proxy card will be greatly appreciated because it will reduce the cost Great China incurs in obtaining voting instructions from its stockholders.

The board of directors of Great China has unanimously determined that the Merger is fair to and in the best interests of Great China and its stockholders. Accordingly, the board of directors unanimously recommends that you vote or give instructions to vote "FOR" the proposal to approve the Merger, and "FOR the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger.

Do not send your Great China common stock certificates to Great China with your proxy card. If the Merger is approved and the other conditions to completion of the Merger are met, then directly Great China shareholders whose shares are directly registered will be asked to send in those shares and Great China shareholders whose shares are held in brokerage accounts will not have to do anything further and there shares will be automatically converted.

Your vote is important. Please sign, date and return your proxy card.

                                    By order of the board of directors,

                                    Great China Mining, Inc.

                                    /s/ Anthony Garson
                                    -----------------------------------
                                    Per:   Anthony Garson
                                           President and Chief Executive Officer

                             Proxy Statement page 3

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                                               i

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                                                         TABLE OF CONTENTS
                                                                                                                 Page
GLOSSARY OF CERTAIN MERGER TERMS..................................................................................1

Summary of the Merger and related transactions and questions and answers about the merger.........................4

   COMPANIES IN THE MERGER........................................................................................4
   THE MERGER.....................................................................................................4
   MERGER CONSIDERATION...........................................................................................4
   OPINION OF GREAT CHINA'S FINANCIAL ADVISOR.....................................................................5
   GREAT CHINA STOCKHOLDER APPROVAL...............................................................................5
   CONTINENTAL'S BOARD OF DIRECTORS FOLLOWING THE MERGER..........................................................7
   MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER...........................................8
   MATERIAL CANADIAN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER................................................9
   AM I ENTITLED TO DISSENT RIGHTS?..............................................................................10
   HOW DO I CHANGE MY VOTE?......................................................................................11
   HOW ARE GREAT CHINA SHARE CERTIFICATES EXCHANGED FOR CONTINENTAL SHARE CERTIFICATES?..........................11
   WHERE DO I GET MORE INFORMATION?..............................................................................12

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS..........................................................13


SUMMARY FINANCIAL STATEMENT PRESENTATION.........................................................................14

SELECTED CONSOLIDATED FINANCIAL AND OPERATING DATA OF CONTINENTAL................................................14

SELECTED CONSOLIDATED FINANCIAL AND OPERATING DATA OF GREAT CHINA................................................16

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA AND UNAUDITED PER SHARE DATA................................18

COMPARATIVE PER SHARE DATA.......................................................................................19

COMPARATIVE PER SHARE MARKET INFORMATION.........................................................................20

EXCHANGE RATE INFORMATION........................................................................................21

RISK FACTORS.....................................................................................................22

   RISKS RELATED TO THE MERGER...................................................................................22
   RISKS RELATED TO CONTINENTAL'S BUSINESS AFTER THE MERGER......................................................24
   RISKS RELATED TO CONTINENTAL'S STOCK AFTER THE MERGER.........................................................32

THE MEETING......................................................................................................33

   DATE, TIME AND PLACE..........................................................................................33
   PURPOSE OF THE MEETING AND DIRECTORS' RECOMMENDATION..........................................................33
   RECORD DATE; WHO IS ENTITLED TO VOTE..........................................................................34
   VOTING YOUR SHARES OF GREAT CHINA COMMON STOCK................................................................34
   WHO CAN ANSWER YOUR QUESTIONS ABOUT VOTING YOUR SHARES........................................................35
   NO ADDITIONAL MATTERS MAY BE PRESENTED AT THE MEETING.........................................................35
   REVOKING YOUR PROXY...........................................................................................35
   QUORUM........................................................................................................35
   VOTES REQUIRED; VOTING IN GENERAL AND BROKER NON-VOTES........................................................35
   SOLICITATION COSTS............................................................................................36
   EXCHANGE OF SHARE CERTIFICATES................................................................................36

THE MERGER.......................................................................................................36

   GENERAL.......................................................................................................36
   BACKGROUND OF THE MERGER......................................................................................37
   GREAT CHINA'S REASONS FOR THE MERGER AND RECOMMENDATION.......................................................40

   ASSOCIATION WITH HUNTER DICKINSON INC.........................................................................43
   CONFLICTS OF INTEREST BETWEEN CONTINENTAL AND HDI.............................................................44
   FAIRNESS OPINION REGARDING THE MERGER.........................................................................45
   OTHER CONSIDERATIONS..........................................................................................48
   CONTINENTAL'S REASONS FOR THE MERGER..........................................................................49
   ANTICIPATED ACCOUNTING TREATMENT..............................................................................49

THE MERGER AGREEMENT.............................................................................................50

RELATED TRANSACTIONS AND INTERESTS OF GREAT CHINA INSIDERS IN THE MERGER.........................................56

   RELATED TRANSACTIONS..........................................................................................56
   INTERESTS OF GREAT CHINA INSIDERS IN THE MERGER...............................................................59

Material United States Federal Income Tax Consequences Related to the Merger.....................................60

MATERIAL CANADIAN FEDERAL INCOME TAX CONSIDERATIONS OF THE MERGER................................................64

Resale of Continental Common Shares..............................................................................69

Dissent Rights...................................................................................................70

INFORMATION REGARDING CONTINENTAL................................................................................71

   SCHEMATIC OF CONTINENTAL BEFORE THE MERGER....................................................................71
   SUBSIDIARIES INFORMATION......................................................................................72
   CHINESE SUBSIDIARIES..........................................................................................73
   XIETONGMEN PROPERTY...........................................................................................75
   PLAN OF OPERATIONS FOR CONTINENTAL POST-MERGER................................................................85
   CRITICAL ACCOUNTING POLICIES AND ESTIMATES....................................................................86
   OPERATING AND FINANCIAL REVIEW AND PROSPECTS OF CONTINENTAL...................................................88
   OPERATING RESULTS.............................................................................................88
   LIQUIDITY AND CAPITAL RESOURCES...............................................................................91
   DEBT FINANCING WITH TASEKO MINES LIMITED......................................................................91
   TREND INFORMATION.............................................................................................93
   OFF-BALANCE SHEET ARRANGEMENTS................................................................................94
   DESCRIPTION OF CONTINENTAL SHARE CAPITAL......................................................................95
   TRANSFER AGENT AND REGISTRAR..................................................................................95

MANAGEMENT OF CONTINENTAL........................................................................................96

   PRINCIPAL OCCUPATION OF CURRENT DIRECTORS AND OFFICERS OF CONTINENTAL.........................................97
   EXECUTIVE COMPENSATION.......................................................................................107
   COMPENSATION OF CONTINENTAL DIRECTORS........................................................................109
   SECURITIES HELD BY CONTINENTAL INSIDERS......................................................................109
   SHARE OWNERSHIP OF INSIDERS WHO ARE MANAGEMENT...............................................................109
   INTEREST OF CONTINENTAL MANAGEMENT IN CERTAIN TRANSACTIONS...................................................111
   INTERESTS OF EXPERTS AND COUNSEL.............................................................................112
   LEGAL PROCEEDINGS OF CONTINENTAL.............................................................................112
   EXCHANGE CONTROLS............................................................................................112
   QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK...................................................114

Great China.....................................................................................................114

   DESCRIPTION OF BUSINESS OF GREAT CHINA.......................................................................114
   EMPLOYEES....................................................................................................116
   LEGAL PROCEEDINGS OF GREAT CHINA.............................................................................116
   PLAN OF OPERATIONS FOR GREAT CHINA...........................................................................116
   SURROUNDING PROPERTIES.......................................................................................117
   CHANGE OF MANAGEMENT.........................................................................................117
   RESULTS OF OPERATIONS........................................................................................117


                                           iii

   LIQUIDITY AND WORKING CAPITAL................................................................................118
   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.........................118
   DIRECTORS AND OFFICERS OF GREAT CHINA THAT WILL SERVE AS DIRECTORS OF CONTINENTAL AFTER THE MERGER...........118
   COMPENSATION PAID TO DIRECTORS AND OFFICERS OF GREAT CHINA THAT WILL SERVE AS DIRECTORS OF
        CONTINENTAL AFTER THE MERGER............................................................................119
   SECURITY OWNERSHIP OF BENEFICIAL OWNERS OF GREAT CHINA COMMON STOCK..........................................119
   INTEREST OF GREAT CHINA IN CERTAIN TRANSACTIONS..............................................................122

POST MERGER.....................................................................................................123

   CONTINENTAL AFTER MERGER SCHEMATIC...........................................................................123
   CONTINENTAL BOARD OF DIRECTORS FOLLOWING THE MERGER..........................................................123

CONTINENTAL'S STATUS AS A FOREIGN PRIVATE ISSUER UNDER THE UNITED STATES EXCHANGE ACT OF 1934...................131

COMPARISON OF STOCKHOLDER RIGHTS UNDER NEVADA LAW AND THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)..........132

   COMPARATIVE RIGHTS OF SHAREHOLDERS FOR GREAT CHINA SHAREHOLDERS BECOMING SHAREHOLDERS OF A BRITISH
        COLUMBIA, CANADA CORPORATION............................................................................132
   AMENDMENTS TO THE CONSTITUTING DOCUMENTS - ARTICLES..........................................................132
   ELECTION AND REMOVAL OF DIRECTORS............................................................................134
   INSPECTION OF SHAREHOLDERS LIST..............................................................................135
   TRANSACTIONS WITH OFFICERS AND DIRECTORS.....................................................................135
   LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS..............................136
   VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS...........................................137
   SHAREHOLDERS' CONSENT WITHOUT A MEETING......................................................................138
   SHAREHOLDER VOTING REQUIREMENTS..............................................................................138
   DIVIDENDS....................................................................................................139
   ANTI-TAKEOVER PROVISIONS.....................................................................................139
   DISSENT RIGHTS, APPRAISAL RIGHTS.............................................................................141
   SHAREHOLDER RIGHTS OF ACTION.................................................................................142

EXPERTS.........................................................................................................142

WHERE YOU CAN FIND MORE INFORMATION.............................................................................143

Glossary of Technical Terms.....................................................................................144

ANNEX A Executive Summary of Fairness Opinion And Certificate of Qualification..................................149

ANNEX B Sections 92A.300 and following of Chapter 92A of the Nevada Revised Statutes governing Dissent Rights...157

                        GLOSSARY OF CERTAIN MERGER TERMS

Companies                  or "Combined Company", means Continental,  with Great
                           China  as  a  wholly  owned   subsidiary,   following
                           completion of the Merger.

Continental                means    Continental    Minerals    Corporation,    a
                           Canadian-based British Columbia incorporated mining company, the common shares of which are listed on the TSX Venture Exchange and quoted on the Over the Counter Bulletin Board ("OTCBB").

Dissent means the right of a Great China shareholder to opt out of the Merger and to be paid the fair value of his/her Great China shares of common stock subject to the NRS (see "Dissent Rights").

Exchange Ratio means the ratio of exchange of Continental common shares for shares in the common stock of Great China and is proposed at 0.1138392 Continental common shares for each share of Great China common stock (or
                           8.7843 Great China shares of common stock for each Continental common share). The Exchange Ratio is subject to adjustment for certain stated events (see "The Merger Agreement").

Great China                means Great China Mining Inc.,  a Nevada incorporated
                           natural resource exploration company, the common shares of which are quoted on the OTCBB.

HDI or Hunter Dickinson    means Hunter Dickinson Inc., a Canadian private corp-
                           oration  which  is   owned  by   ten  publicly-traded
                           Canadian-based resource exploration companies. HDI provides geological, engineering, executive and admin
                           -istrative services at market rates to these public companies, which, together with HDI, are informally known as the "Hunter Dickinson Group". Continental is a member of the group. The HDI website is www.hdgold.
                           com.

Highland means Highland Mining Inc., the British Virgin Islands corporation which is jointly owned by Continental and Great China (currently 60% Continental, 40% Great China) and which is the parent company of Tibet Tian Yuan Minerals Exploration Ltd. a "wholly foreign-owned enterprise" in China which owns 100% of the exploration rights to the "Xietongmen Property".

Insider means generally an officer or director or (in Canada) a greater than 10% shareholder of a public company in Canada.

Meeting means the special stockholders meeting of Great China Mining, Inc. to be held for the purpose of considering and if thought fit, passing a resolution approving the Merger.

Merger Sub                 means the wholly-owned Nevada subsidiary of Continen-
                           tal Continental, named Continental Merger Inc., which will be used as the corporate vehicle to merge with Great China in the Merger under the NRS.


Merger means the economic combination of Continental and Great China through an NRS procedure pursuant to which a Continental subsidiary, Merger Sub, will merge into Great China, and Continental will issue its common shares in exchange for Great China common shares under the Exchange Ratio, pursuant to the Merger Agreement.


Merger                     means  the  agreement  dated  May  29,  2006  between
Agreement                  Continental, Merger Sub and Great China,  as  amended
                           September 12, 2006, pursuant to which the Merger will be implemented and includes the Related Transactions


NRS means Chapter 92A of the Nevada Revised Statutes, the corporate law applicable to Great China and under law which the Merger will be effected and dissent rights are applicable.


Non-Core                   means the options  previously held  by Great China to
Properties                 purchase interests in 43 mineral properties in Tibet,
                           China, which were  obtained under  mineral properties
                           leases and option  agreements with parties related to
                           Mr. Zhi Wang or Great  China. The Non-Core Properties
                           were  collectively   deemed   by   Great   China  and
                           Continental to be of nominal value to the Companies, and Great China's rights under these options have been terminated.


Post-Merger                means the  Post-Merger  Agreement and the Shareholder
Arrangements               Letter Agreements.

Post-Merger                means the agreement forming  part of the Merger Agree
Agreement                  -ment between  Continental and  Mr. Zhi Wang pursuant
                           to which Mr. Zhi Wang has agreed to escrow the Continental common shares received by him under the Merger and to provide assistance to Continental in consideration of contingent share and warrant pay-ments, in connection with securing mining permits for the Xietongmen Property over a certain period.


Related                    means three  transactions  including (i) the disposal
Transactions               of 43   Non-Core  Properties;  (ii) the   purchase by
                           Continental of the Surrounding Properties for cash and Continental securities; and (iii) the Post-Merger
                           Arrangements (see "Related Transactions and Interests of Great China Insiders in the Merger").


Shareholder Letter         means the agreements between  Continental  and eleven
Agreements                 Great China Shareholders whereby they Agreements have
                           agreed to certain post-Merger restrictions on their Continental common shares (see "Related Transactions and Interests of Great China Insiders in the Merger
                           - Shareholder Letter Agreements").

Surrounding                means those three Chinese mineral properties referred
Properties                 to as  Donggapu,  Zemodoula  and Banongla  which  are
                           being   directly  or  indirectly   (through   holding
                           companies) purchased by Continental from Mr. Zhi Wang concurrently with completion of the Merger. (See
                           "Related  Transactions and  Interests of  Great China
                           Insiders in the Merger - Acquisition  of  Surrounding
                           Properties")


Tian Yuan                  means Tibet Tian Yuan  Minerals Exploration Ltd., the
                           Chinese subsidiary of Highland, which holds 100 % of the exploration rights to the Xietongmen Property.

TSX-V                      TSX Venture Exchange

Xietongmen                 means  the 1,291  hectares (more or less) prospecting
Property                   license (0100000420086) which covers the area hosting
                           known copper-gold mineralization located in Tibet, China.

          Summary of the Merger and related transactions and questions and answers about the merger

The following summary and questions and answers provide important information and describe the material terms of the Merger and the Related Transactions. However, this condensed information may not contain everything that is important to you. We have included references parenthetically to direct you to a more complete description of certain of the topics presented in this summary. You should carefully read this proxy statement / prospectus, including the annexes, exhibits, and the other documents we refer to for a more complete understanding of the Merger described in this summary.

Companies in the Merger

Continental Minerals Corporation

Continental is a natural resource exploration company formed in 1962 under the laws of the Province of British Columbia, Canada. Continental common shares are listed in Canada on the TSX-V under the symbol "KMK" and quoted on the OTCBB under the symbol "KMKCF".

Continental's principal executive offices are located at Suite 1020 - 800 West Pender Street, Vancouver, British Columbia, Canada, V6C 2V6. Continental's telephone number is (604) 684-6365. See also Continental's website at www.continentalminerals.com.

Great China Mining Inc.

Great China was incorporated in 1998 under Nevada law and has been a natural resource exploration company since 2003. Great China common stock is quoted on the OTCBB under the symbol "GCHA.OB".

Great China's principal executive offices are located at Suite 536 - 999 Canada Place, Vancouver, British Columbia, Canada V6C 3E2. Great China's telephone number is (604) 641-1366.

The Merger

Continental and Great China have agreed to combine their businesses pursuant to the Merger Agreement. Under the terms of the Merger Agreement, Great China will merge with Continental Merger Inc., or Merger Sub, a Nevada corporation incorporated as a wholly owned subsidiary of Continental for the purpose of completing the Merger. Following completion of the Merger, Great China will continue as the surviving corporation but it will then be a wholly-owned subsidiary of Continental.

Merger Consideration

If the Merger is completed, each share of Great China common stock at the effective time of the Merger will be exchanged for 0.1138392 common shares of Continental. Continental will issue 36,011,384 common shares to Great China stockholders and shall reserve 136,607 common shares for issuance or exercise of Continental Options being granted in exchange for the Great China options in the Merger (assuming no dissenting Great China stockholders). The proposed maximum aggregate consideration to be paid for Great China is Cdn$69,862,085 payable in shares of Continental at a deemed price of Cdn$1.94 (based on the market price of Continental's common shares around the date of the announcement of the Merger, April 13, 2006). This amount constitutes a preliminary purchase price, given that the exact number of shares that will be exchanged is not clear at this time. No fraction of Continental common shares will be issued in the Merger. Instead, fractional shares will be rounded to the nearest whole share. The amount of consideration was determined by negotiation between Great China and Continental, and is supported by the opinion of Great China's financial advisor (See "The Merger - Fairness Opinion Regarding the Merger").

Former Great China  stockholders  are  currently  expected to own  approximately
40.4% (excluding the issuance of 1.5 million common shares to be issued as partial consideration for the purchase of the Surrounding Properties) of the outstanding shares of Continental after the Merger (36.1% fully diluted), based on approximately 89.1 million Continental common shares then outstanding and based on there being approximately 316 million shares of Great China common stock outstanding as of the date of the Merger.

Opinion of Great China's Financial Advisor

The board of directors of Great China retained Ross Glanville & Associates Ltd., an independent professional mining valuation expert, to prepare a fairness opinion to assist the board of directors in its consideration of the Merger and the Related Transactions. It is the opinion of Ross Glanville & Associates Ltd. that the Merger is fair, from a financial point of view, to the shareholders of Great China (see "Great China's Reasons for the Merger - Fairness Opinion Regarding the Merger" - Executive Summary of Fairness Opinion of Ross Glanville & Associates, Ltd. together with the Certificates of Qualifications). You are encouraged to read this opinion in its entirety, which is attached as an exhibit
99.1 for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken.

Great China Stockholder Approval

At the Meeting, Great China stockholders will be asked to vote on a resolution approving the Merger of Great China and Continental (through Merger Sub), on the terms and conditions of the Merger Agreement. The Great China Stockholders will also be asked to vote on a resolution to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger. These resolutions will require the affirmative vote of a majority of the voting power of Great China stockholders represented in person or by proxy at the Meeting.

Conditions to Completion of the Merger

A number of conditions must be satisfied before the Merger will be completed. These include principally:

          (a) the receipt of the approval of the Great China stockholders to approve the Merger by the requisite majority;

          (b) approval by the TSX-V of the Merger and TSX-V approval to list the Continental common shares to be issued pursuant to the Merger and Related Transactions;

          (c) the purchase by Continental of the Surrounding Properties for cash and Continental securities (See "Related Transactions and Interests of Great China Insiders in the Merger - Acquisition of Surrounding Properties");

          (d) the completion of the Post-Merger Arrangements (See "Related Transactions and Interests of Great China Insiders in the Merger - Post-Merger Agreement" and "Related Transactions and Interests of Great China Insiders in the Merger - Shareholder Letter Agreements"); and

          (e) upon closing of the Merger, Great China's unencumbered cash in its bank accounts less all payables and accrued payables estimated (on a consolidated basis) must be at least US$3,400,000 (less US$50,000 per month allowable operating expenses incurred for each month, pro rated, from April 7, 2006);

          (f) the other typical terms and conditions specified in the Merger Agreement have been satisfied or waived; and

          (g) the continued effectiveness of the registration statement covering the Continental common shares to be issued upon completion of the Merger, the absence of any legal restrictions to closing, the accuracy of the Companies mutual representations and the absence of any adverse material changes occurring to the Companies prior to completion.

To the extent provided in the Merger Agreement, either Continental or Great China may waive conditions for the benefit of itself and its stockholders and complete the Merger even though one or more of these conditions have not been met. At this time, we cannot assure you that all of the conditions will be satisfied or waived or that the Merger will occur (see "The Merger Agreement" page 50).

Continental and Great China will endeavour to see that all the necessary conditions are met before the deadline of December 31, 2006, or such later date as the parties may agree. The Merger will become effective when all the conditions are met and articles of merger are filed with the Nevada Secretary of State, or at such later time as is specified in the articles of merger.

Related Transactions and Interests of Great China Insiders in the Merger

In considering the recommendation of the Great China board of directors with respect to the Merger, you should be aware that our directors and officers may have interests in the Merger and have arrangements that are different from, or in addition to, those of Great China's stockholders generally. The board of directors of Great China was aware of these interests and considered them, among other matters, in reaching its decisions to approve the Merger Agreement and to recommend that Great China stockholders vote in favour of the Merger. (See "Related Transactions and Interests of Great China Insiders in the Merger" on page 56). In summary, Mr. Zhi Wang and Mr. Jie Yang will become directors of

Continental, and certain compensation will be paid to Mr. Zhi Wang. In addition, Mr. Zhi Wang, is involved in the Related Transactions with Great China and Continental as summarized below:

1. The disposal of the Non-Core Properties. Great China concluded that these properties were of nominal value and took into consideration the fact that there are earn-in obligations associated with retaining the Non-Core Properties and they do not fit with the plans to develop the Xietongmen Property. By terminating its interests in the Non-Core Properties, Great China has extinguished the obligations it has in connection with the Non-Core Properties (see "Related Transactions and Interests of Great China Insiders in the Merger - Disposal by Great China of Non-Core Properties").

2. The acquisition of the Surrounding Properties. Mr. Wang will cause to be sold to Continental the remaining interests in the Surrounding Properties not already held by Great China located in the immediate vicinity of the Xietongmen Property. Consideration for these properties includes 1.5 million units of Continental with each unit consisting of one Continental common share and one two year warrant exercisable at Cdn$1.59, and cash of US$3,250,000 payable over a period of time (see "Related Transactions and Interests of Great China Insiders in the Merger - Acquisition of Surrounding Properties" on page 56).

3. The completion of the Post-Merger Agreement. (i) As part of the Merger Agreement, Continental has entered into a Post-Merger Agreement with Mr. Zhi Wang, the chairman, director and the principal shareholder of Great China. Under the Post-Merger Agreement, Mr. Wang will serve as a consultant to Continental and will assist in obtaining the necessary Chinese mining permits to allow, if warranted by feasibility work, for the commercial mining of the Xietongmen Property. If successful, Mr. Wang will be paid 2.5 million Continental Units (each unit consisting of a share and a share purchase warrant exercisable at Cdn$1.59 until one year following the receipt of all permits, but no later than March 31, 2010). In addition, the Post-Merger Agreement provides Mr. Wang's Continental common shares that he receives on the Merger will be placed in escrow with respect to orderly market resale arrangements. The Post-Merger Agreement also provides Mr. Wang with the right to participate in additional share offerings of Continental for a fixed period (See "Related Transactions and Interests of Great China Insiders in the Merger - Post-Merger Agreement" on page 57)

4. Completion of the Shareholder Letter Agreements. Under the Shareholder Letter Agreements, certain Great China shareholders have agreed to certain post-Merger restrictions on their Continental common shares. (See "Related Transactions and Interests of Great China Insiders in the Merger - Shareholder Letter Agreements" on page 58)

Continental's Board of Directors Following the Merger

After completion of the Merger, Continental will increase its board of directors to 11 persons which will include the appointment of Messrs. Zhi Wang and Jie

(Jack) Yang both of whom are currently directors of Great China, together with one other Great China nominee, to be determined.

Implications of Continental being a Canadian corporation

As a Canadian company with less than 50% of its outstanding common shares held of record by United States holders, Continental is a "foreign private issuer" under the rules of the SEC. Continental is subject to the reporting requirements under the Exchange Act applicable to foreign private issuers. Continental is required to file its annual report on Form 20-F with the SEC within six months after the end of each fiscal year. In addition, Continental must furnish reports on Form 6-K to the SEC regarding certain information required to be publicly disclosed by Continental in Canada or filed with the TSX-V, or regarding information distributed or required to be distributed by Continental to its shareholders. Continental is exempt from certain rules under the Exchange Act, including the proxy rules which impose certain disclosure and procedural requirements for proxy solicitations under Section 14 of the Exchange Act. Moreover, Continental is not required to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act; is not required to file financial statements prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") (although it is required to reconcile its financial statements to U.S. GAAP); and is not required to comply with Regulation FD, which addresses certain restrictions on the selective disclosure of material information. In addition, among other matters, Continental's officers, directors and principal shareholders are exempt from the reporting and "short-swing" profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of Continental ordinary shares. If Continental or the Combined Company loses its status as a foreign private issuer, it will no longer be exempt from such rules and, among other things, will be required to file periodic reports and financial statements as if it were a company incorporated in the United States. Continental does however also file quarterly financial information under Canadian periodic reporting requirements for public corporations and this disclosure record is accessible through the internet at www.SEDAR.com. Insiders of Continental are required to disclose their trading in Continental shares within 10 days of the date of the trade and these trading activity reports can be accessed through the internet at www.SEDI.ca.

Material United States Federal Income Tax Consequences of the Merger

The following is a summary of the material U.S. federal income tax consequences of the Merger to U.S. shareholders of Great China. It is subject to and qualified by the more complete discussion appearing elsewhere in this Registration Statement under the heading "Material United States Federal Income Tax Consequences Related to the Merger."

It is expected that the Merger should qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Merger so qualifies, a Great China stockholder who is a U.S. Holder and who is not a "five-percent transferee shareholder" of Continental within the meaning of Section 1.367(a)-3(c)(5)(ii) of the Treasury Regulations (that is, generally, who after the Merger will hold less than five percent of both the total voting power and the total value of Continental stock, taking into account the stock ownership attribution rules of Section 318 of the Code, as modified by the rules of Section 958(b) of the Code) will not recognize gain or loss for U.S. federal income tax purposes as a result of the exchange of its

Great China common stock for Continental common shares in the Merger and a Great China stockholder who is U.S. Holder and a "five-percent transferee shareholder" generally will not recognize gain or loss for U.S. federal income tax purposes as a result of the exchange of its Great China common stock for Continental common shares in the Merger if such stockholder timely files with the U.S. Internal Revenue Service a "five-year gain recognition agreement" in the form provided in Section 1.367(a)-8 of the Treasury Regulations. See the discussion under the heading "Material United States Federal Income Tax Consequences Related to the Merger."

Material Canadian Federal Income Tax Consequences of the Merger

A Canadian resident holder of Great China common stock who holds such shares as capital property and exchanges such shares for Continental common shares in the Merger will generally realize capital gain or loss under the Income Tax Act (Canada) (the "Tax Act"), except that an eligible holder exchanging such Great China common shares to merger may be able to obtain a full or partial tax deferral by entering into a joint tax election with Continental. A non-resident of Canada will generally not be subject to tax under the Tax Act on the Merger unless the non-resident holds the Great China common shares as "taxable Canadian property." See section entitled "Material Canadian Federal Income Tax Considerations of the Merger."

Why am I receiving this Proxy Statement/Prospectus?

You are receiving this proxy statement/prospectus because you have been identified as a stockholder of Great China and, as such, are entitled to vote at the Meeting. This document serves as both a proxy statement of Great China used to solicit proxies for the Meeting, and as a prospectus of Continental, used to offer common shares of Continental in exchange for shares of Great China common stock pursuant to the terms of the Merger Agreement. This document contains important information about the Merger and the Meeting, and you should read it carefully.

Why is Great China proposing the Merger?

Great China believes that a combination of Great China and Continental will be beneficial to Great China shareholders as it will unite 100% ownership of the Xietongmen Property into one public company. The Xietongmen Property is a known copper gold property located 240 kilometers from the city of Lhasa in Tibet in the People's Republic of China. Great China currently owns a 40% interest in the Xietongmen Property and Continental currently owns the remaining 60% interest. Continental is associated with Hunter Dickinson Inc., an independent resource exploration group. (See "Information Regarding Continental" - The Merger-Association with Hunter Dickinson Inc.") Great China and Continental have been exploring the Xietongmen Property together since 2004, and Great China believes that the unification of the ownership into Continental will enhance the advancement of the Xietongmen Property. The Related Transactions including the balance acquisition of Surrounding Properties will further enhance that objective.(See "The Merger - Background of the Merger" and "Great China's Reasons for the Merger and Recommendation.")

How much of the Combined Company will Great China common stockholders own?

At the time of effectiveness of the Merger, Great China common stockholders will hold approximately 40.4% of the outstanding Continental common shares (excluding the issuance of 1.5 million common shares to be issued as partial consideration for the purchase of the Surrounding Properties). That percentage ownership will be subject to reduction over time as Continental issues more shares to raise financing and for other purposes.

How does the Great China Board of Directors recommend I vote?

After careful consideration including receipt of professional advice, Great China's board of directors unanimously recommends that Great China stockholders vote "FOR" the approval of the Merger.

For a description of the reasons underlying the recommendations of Great China's board of directors, and for a discussion of the interests of certain directors of Great China in the Merger transaction, see the sections entitled "The Merger
- Great China's Reasons for the Merger and Recommendation" and "Related Transactions and Interests of Great China Insiders in the Merger".

If I am not going to attend the Meeting in person, should I return my proxy card instead?

Yes. After carefully reading and considering the information contained in this document, please fill out and sign your proxy card. Then return the enclosed proxy card in the return envelope as soon as possible, and, in any event, no later than December 7, 2006 to:

                  Great China Mining, Inc.
                  World Trade Centre, Suite 536
                  999 Canada Place
                  Vancouver, BC  A6
                  V6C   3E2

You may also fax your proxy to Great China at:  (604) 641-1377

If you sign and send in your proxy card and do not indicate how you want to vote, your proxy card will be counted as a vote in favour of approving the Merger, and in favour of approving the proposal to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger. If you do not send in your proxy card, it will have the effect of a vote against approving the Merger, and against the proposal to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger.

Am I Entitled to Dissent Rights?

Great China stockholders who do not support the Merger are entitled to certain rights of dissent with respect to the Merger. Any holders of shares of Great China common stock that properly exercise and perfect their dissent rights will be entitled to receive the payment provided by Section 92A.460 of Chapter 92A of the Nevada Revised Statutes, which is attached as Annex B, in respect of their shares instead of the Merger consideration. If a dissenting stockholder fails to perfect or effectively withdraws or loses such right to dissent from the Merger, their shares will be converted into the right to receive the Merger consideration. Great China will not, except with the prior written consent of Continental, voluntarily make any payment with respect to any demands for appraisals of dissenting Great China shareholders, offer to settle or settle any such demands or approve any withdrawal of any such demands.

A Great China stockholder who wishes to assert dissenter's rights must deliver to Great China, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated. In addition, a Great China stockholder who wishes to assert dissenter's rights must not vote his shares in favour of the proposed action. Merely voting against, or failing to vote in favour of, the Merger will not satisfy the notice requirement and preserve your right to dissent under Nevada law. Also, because a submitted proxy not marked "against" will be voted "FOR" the proposal to adopt the Merger, the submission of a proxy not marked "against" will result in the waiver of dissent rights. The Merger Agreement provides that if holders of more than 2% of Great China's shares elect to exercise dissent rights, the Merger will not proceed unless Continental agrees to waive this termination right.

How Do I Change My Vote?

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:
     o    You may send another proxy card with a later date.

     o You may notify Great China's Corporate Secretary, in writing before the Meeting that you have revoked your proxy.

     o    You may attend the Meeting, revoke your proxy, and vote in person.

If my shares are held in "Street Name" by my broker, will my broker vote my shares for me?

No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares, following the directions provided by your broker.

How  are  Great  China  Share  Certificates   exchanged  for  Continental  Share
Certificates?

After the closing of the Merger, Continental will issue Continental share certificates evidencing the Continental common shares to be issued to Great China Shareholders in the Merger on substantially the same basis as the shares in Great China common stock were registered. Directly registered shareholders of Great China will be required to deposit their Great China certificates with Continental's transfer agent, Computershare, in order to receive their
Continental certificates. Shares held in the brokerage accounts will be registered in the names of financial intermediaries and will be exchanged in accordance with book-based registration procedures which will occur automatically without any action required by the Great China shareholder.

Do not send any stock certificate or account statements at this time. For Great China stockholders who are directly registered holders, you will need to surrender your Great China certificate(s) to Continental's transfer agent. If your Great China shares in common stock are held by your broker, the share exchange will occur automatically.

Where Do I Get More Information?

If  you  would  like   additional   copies   without   charge,   of  this  proxy
statement/prospectus or if you have questions about the Merger, including the procedures for voting your shares, you should contact:

         Great China Mining, Inc.
         Suite 536 - 999 Canada Place
         Vancouver, British Columbia
         Canada  V6C 3E2

         (604) 641-1366

         Attention:  Amin Amlani, Secretary and Treasurer

             CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

The SEC encourages companies to disclose forward-looking information so that investors can better understand a company's prospects and make informed investment decisions. These statements appear in a number of different places in this proxy statement/prospectus and can be identified by words such as "estimates", "projects", "expects", "intends", "believes", "plans", or their negatives or other comparable words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements. Forward-statements, including the statements contained in "Risk Factors", "Business Overview", "Information regarding Continental Minerals - Operating and Financial Review and Prospects of
Continental" and " Information Regarding Continental Minerals - Plan of Operations for Continental Post-Merger", are inherently subject to a variety of risks and uncertainties that could cause actual results, performance or achievements to differ significantly from our expectations. Forward-looking statements include statements regarding our expectations of the benefits of the Merger, the outlook for our future operations, plans and timing for our exploration programs, statements about future market conditions, supply and demand conditions, forecasts of future costs and expenditures, the outcome of legal proceedings, and other expectations, intentions and plans that are not historical fact. You are cautioned that any such forward-looking statements are not guarantees and may involve risks and uncertainties. Our actual results may differ materially from those in the forward-looking statements due to risks facing us or due to actual facts differing from the assumptions underlying our predictions. Some of these risks and assumptions include:

    o the possible inability by Continental to fund the significant additional exploration that will be required to ascertain if the Xietongmen Property is commercially viable or the possibility of receiving negative exploration results which ultimately indicate that the Xietongmen Property will not be a commercial mine;


    o declines in the market prices of copper and gold, the primary metals of interest on the Xietongmen Property, as well as increases in the costs associated with mineral exploration and the costs of mine development in a relatively remote place like Tibet Autonomous Region, China;

    o     general  economic  and  business  conditions,   especially  investors'
          attitudes to junior resource exploration issuers and their willingness to fund them; and

    o foreign and other investment law attitudes by Chinese government authorities, including changes in mining regulation.

We advise you that these cautionary remarks expressly qualify in their entirety all forward-looking statements attributable to us or persons acting on our behalf. We assume no obligation to update our forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such statements. You should carefully review the cautionary statements and risk factors contained in this and other documents that we file from time to time with the SEC.


                    SUMMARY FINANCIAL STATEMENT PRESENTATION

Unless otherwise indicated in this document, all financial information relating to Great China is presented in U.S. dollars, has been prepared in accordance with U.S. GAAP and has been derived from Great China's financial statements prepared in accordance with U.S. GAAP. Unless otherwise indicated in this document, all financial information relating to Continental is presented in Canadian dollars, is prepared in accordance with Canadian generally accepted accounting principles ("Canadian GAAP") with a reconciliation to US GAAP and is derived from financial statements prepared in accordance with Canadian GAAP.

Canadian GAAP differs from U.S. GAAP and may result in material  differences  in
reported  financial  results  for  Continental.   (See  "Selected   Consolidated
Financial and Operating Data of Continental".)

Following the Merger, it is expected that Continental will continue to be a "foreign private issuer" eligible to file reports under the Securities Exchange Act. As a corporation governed by the Business Corporations Act (British Columbia) ("BCBCA") and subject to the reporting requirements of the various securities regulatory authorities in Canada, Continental is required to prepare and file financial information under Canadian GAAP.

Continental and Great China expect that the Merger will be accounted for as an acquisition of Great China's assets by Continental under both Canadian and U.S. GAAP. Following the Merger, Continental anticipates filing with the SEC consolidated financial statements prepared under Canadian GAAP, with a reconciliation to U.S. GAAP provided in the accompanying notes. Communications with shareholders will also primarily focus on the financial results of the merged company prepared in accordance with U.S. GAAP. However, in accordance with Canadian statutory requirements, Continental will also continue to prepare, file and provide to its Canadian shareholders financial statements prepared in accordance with Canadian GAAP.

References in this document to "US$" or "U.S. dollars" are to United States dollars. References in this document to "Cdn$" are to Canadian dollars.


                       SELECTED CONSOLIDATED FINANCIAL AND
                          OPERATING DATA OF CONTINENTAL

Set forth below is a summary of selected consolidated financial information with respect to Continental which has been derived from Continental's financial statements and prepared in accordance with Canadian GAAP. A reconciliation to US GAAP is provided in note 7 to the consolidated financial statements of Continental, for the six month periods ended June 30, 2006 and 2005 and note 9 to the amended and restated consolidated financial statements for the three-year period ended December 31, 2005. More comprehensive financial information is included in Continental's financial statements and annual reports. The selected consolidated financial data set forth below is qualified in its entirety by reference to, and should be read in conjunction with, Continental's complete amended and restated consolidated financial statements, including the notes thereto, and annual reports. Continental has also included selected operating data for the six month periods ended June 30, 2006 and 2005 and for the five-year period ended December 31, 2005 prepared under Canadian GAAP.

The financial and operating information in the following tables reflects the following significant transactions or events:

On October 16, 2001, Continental completed a reorganization of its business and share capital pursuant to an Arrangement Agreement dated February 22, 2001 with Taseko Mines Limited ("Taseko") and its subsidiary Gibraltar Mines Ltd. ("Gibraltar") (see "Information regarding Continental - Description of Continental Share Capital").

In 2002, Continental's paid up capital of its shares was reduced by $7,471,248 (which represented the accumulated deficit at December 31, 2001).


                                                                        As at December 31
                                                                              Cdn$
                                     ----------------------------------------------------------------------------------------
                                            2005             2004              2003             2002              2001
                                     ----------------------------------------------------------------------------------------
Balance Sheet Data
    Total assets                     $       6,454,587 $      7,504,357 $       2,980,415  $       231,972 $      283,967
    Total liabilities                        1,445,226          354,239           169,290           19,123         38,088
    Share capital                           19,465,518       10,843,269         3,279,360        7,564,652      7,024,819
    Deficit                               (15,001,192)      (6,420,405)         (821,088)      (7,694,111)     (7,471,248)
    Shareholders' equity                     5,009,361        7,150,118         2,811,126          212,850        245,880


                                                                     Year Ended December 31
                                                                              Cdn$
                                     ---------------------------------------------------------------------------------------
                                           2005              2004             2003              2002              2001
                                     ---------------------------------------------------------------------------------------
Statement of Operations Data
    Interest (income)                     $ (142,887)   $     (119,588)   $     (5,754)      $     (2,389)   $     (8,824)
    General and administrative
    expenses                                1,641,857          994,938         251,125            225,252         475,264
    Exploration expenditure                 6,113,320        2,139,062              --                 --              --
    Stock-based compensation                  815,321        2,435,995         352,854                 --              --
    Write down of mineral property
    interests                                      --               --              --                 --         249,353
    Foreign exchange loss                     153,176          148,910              --                 --              --
    Loss (income) for the year              8,580,787        5,599,317         598,225            222,863         715,793
    Basic loss per share                         0.22             0.17             0.03              0.01            0.16
    Diluted loss per share                       0.22             0.17             0.03              0.01            0.16
    Weighted average number of             39,516,486        32,592,964     20,906,714          18,882,378      4,475,788

The following table of quarterly information for Continental is in accordance with Canadian GAAP.

                                     ----------------------------
                                         As at June 30, 2006
                                                 Cdn$
                                             (unaudited)
                                     ----------------------------
Balance Sheet Data
    Total assets                     $         4,146,609
    Total liabilities                          2,557,479
    Share capital                             24,548,183
    Deficit                                   24,148,820
    Shareholders' equity                       1,589,130

                                      Six months ended June 30, Cdn$
                                                (unaudited)
                                     ----------------------------------
                                           2006              2005
                                     -----------------------------------
Statement of Operations Data
    Interest (income)                       (24,731)         (78,970)
    General and administrative             1,852,301          636,984
    Exploration expenditure                7,442,880        2,033,017
    Stock-based compensation                 795,236          378,510
    Foreign exchange                          26,822         (16,422)
    Loss (income)                          9,147,628        2,953,119
    Basic loss per share                      (0.19)           (0.08)
    Diluted loss per share                    (0.19)           (0.08)
    Weighted average number of            49,223,744       37,703,156


                       SELECTED CONSOLIDATED FINANCIAL AND
                          OPERATING DATA OF GREAT CHINA

Set forth below is a summary of selected consolidated financial information with respect to Great China which has been derived from Great China's financial statements and prepared in accordance with U.S. GAAP for the nine months ended September 30, 2006 and 2005 and for the two-year period ended December 31, 2005. More comprehensive financial information is included in Great China's financial statements and annual reports as previously filed with the Securities and Exchange Commission. The selected consolidated financial data set forth below is qualified in its entirety by reference to, and should be read in conjunction with, Great China's complete consolidated financial statements, including the notes thereto, and annual reports. Great China has also included selected operating data for the nine months September 30, 2006 and 2005 and for the two-year period ended December 31, 2005.

                                      As at
                               September 30, 2006
                                      (US$)
                                   (unaudited)
                               -------------------
Balance Sheet Data
    Total assets            $            3,234,626
    Total liabilities                       34,167
    Share capital                       17,198,177
    Deficit                             13,997,718
    Net assets                           3,200,459

                                                        Nine months ended
                                                       September 30, (US$)
                                                           (unaudited)
                                                   -----------------------------
                                                      2006            2005
                                                   -----------------------------
Statement of Operations Data
    Interest (income)                              $    (82,532)        (22,579)
    General and administrative expenses                 470,257         391,639
    Exploration expenditure                               6,506       1,055,450
    Equity Loss                                              --         800,000
    Other expenses (1)                                       --       6,482,898
    Loss for the period                                (394,231)      8,707,426
    Basic loss per common share                             0.00         (0.05)
    Diluted loss per common share                           0.00         (0.05)
    Weighted average number of shares outstanding    297,767,026    185,743,095

(1) represents the fair value of potential shares to be issued in excess of authorized share capital

                                              As at December 31
                              --------------------------------------------------
                                       2005                       2004
                              ------------------------   -----------------------
                                                    (US$)
                              --------------------------------------------------
Balance Sheet Data
    Total assets            $             460,784     $           1,712,485
    Total liabilities                     224,618                   149,535
    Share capital                      13,828,177                 5,655,683
    Deficit                           (13,592,011)               (4,092,733)
    Net assets                            236,166                 1,562,950

                                                      Year ended December 31
                                                                      (US$)
                                                   ----------------------------
                                                      2005             2004
                                                   ----------------------------
Statement of Operations Data
    Interest (income)                              $    (25,644) $       6,016
    General and administrative expenses                 575,343      1,055,134
    Exploration expenditure                           1,678,204              -
    Equity Loss                                         800,000              -
    Other expenses                                    6,466,494(1)      12,556
    Loss for the period                               9,494,397(1)   1,844,826
    Basic loss per common share                           (0.05)         (0.03)
    Diluted loss per common share                            n/a          n/a
    Weighted average number of shares outstanding    188,552,739    57,805,857

(1) represents the fair value of potential shares to be issued in excess of authorized share capital.



                      SELECTED UNAUDITED PRO FORMA COMBINED
                   FINANCIAL DATA AND UNAUDITED PER SHARE DATA

The following tables set forth selected unaudited pro forma combined financial data. The pro forma amounts included in the tables below are presented as if the Merger had been effective for all periods presented, have been prepared in accordance with US GAAP. You should read this information in conjunction with, and such information is qualified in its entirety by, the consolidated financial statements and accompanying notes of Continental and the consolidated financial statements and accompanying notes of Great China and the pro forma combined financial statements and accompanying discussions and notes, see "Financial Statements". The pro forma amounts in the tables below are presented for informational purposes. You should not rely on the pro forma amounts as being indicative of the financial position or the results of operations of the Combined Company that would have actually occurred had the Merger been effective during the periods presented or of the future financial position or future results of operations of the Combined Company.

                                                                 As at
                                                             June 30, 2006
                                                            Cdn$ (unaudited)
Balance Sheet Data
    Cash and equivalents...........................   $             2,909,682
    Total assets...................................               112,521,056
    Long-term debt.................................                43,390,144
    Shareholders' equity...........................                66,535,245


                                                                      Six Months ended             Year ended
                                                                       June 30, 2006           December 31, 2005
                                                                      -----------------        -----------------
INCOME STATEMENT DATA:
     Revenues................................................     $                --       $              --
     Loss from continuing operations.........................              10,372,828              20,084,198
     Net loss................................................              10,372,828              20,084,198

PER COMMON SHARE DATA:
     Loss from continuing operations.........................                   $0.12                   $0.32
     Net loss................................................                   $0.12                   $0.32


                           COMPARATIVE PER SHARE DATA

The following table sets forth, for the periods indicated, selected pro forma per share amounts, prepared in accordance with US GAAP, for the Continental common shares, after giving effect to the Merger, pro forma per share equivalent amounts for shares of the Great China common stock and the corresponding historical per share data for the Great China common stock and the Continental common shares. The information presented is based upon, and is qualified in its entirety by, the consolidated financial statements and the related notes of Great China and the consolidated financial statements of Continental included in this document. You should not rely on the pro forma per share data as being indicative of the results of operations or the financial condition that would have been reported by the Combined Company had the Merger been in effect during these periods or that may be reported in the future. See "Selected Unaudited Pro Forma Combined Financial Data and Unaudited Per Share Data" for a more complete discussion.

Information presented in the table below reflects the following:

   o Each of the comparative per share data has been calculated assuming completion of the Merger as if it had been in effect for all periods presented based on the Exchange Ratio of 0.1138392, subject to adjustment, Continental common shares for each share of Great China common stock.

   o     Great  China  per  share   equivalent   data  has  been  calculated  by
         multiplying the unaudited pro forma combined data by the Exchange Ratio of 0.1138392, subject to adjustment.


                                                         Six Months ended               Year ended
                                                          June 30, 2006              December 31, 2005
                                                         ----------------            -----------------
                                                                         (unaudited)
UNAUDITED PRO FORMA COMBINED:
     Loss per share Cdn$.......................     $                0.12        $               0.32
     Book value per share Cdn$.................                     $0.84                         n/a

CONTINENTAL HISTORICAL:
     Loss per share Cdn$                                            $0.19                        0.22
     Book value per share Cdn$.................                      0.01                        0.11

GREAT CHINA HISTORICAL:
     Loss per share US$                                              0.00                        0.05
     Book value per share US$..................                      0.01                        0.00


                    COMPARATIVE PER SHARE MARKET INFORMATION

The common stock of Continental is listed on (a) the TSX-V and trades under the symbol KMK, and (b) the OTCBB and trades under the symbol KMKCF. The common stock of Great China trades on the OTCBB under the symbol GCHA.

The following is a summary, on an annual and quarterly basis, high and low trading prices of Continental's shares on the TSX-V and the OTCBB and the high and low trading prices of the Great China common stock on the OTCBB, for each of the five most recent fiscal years.

                                               KMKCF Common       Great China
                          KMK Common Shares    Shares OTC-BB     Common Shares
                             TSX-V (Cdn$)          (US$)          OTC-BB (US$)
-------------------------------------------------------------------------------
Annual Period             High     Low      High     Low     High     Low
-------------------------------------------------------------------------------
2005                        2.10     0.94     1.82    0.78     0.26     0.12
-------------------------------------------------------------------------------
2004                        2.25     0.79     1.70    0.51     0.55     0.03
-------------------------------------------------------------------------------
2003                        0.84     0.20     0.64    0.16     0.67     0.01
-------------------------------------------------------------------------------
2002                        0.75     0.18     0.55    0.16     0.48     0.01
-------------------------------------------------------------------------------
2001                        2.00     0.04     0.50    0.05     1.60     0.16
-------------------------------------------------------------------------------

Last Eight Quarters
-------------------------------------------------------------------------------
2006 Q3                     1.90     1.31     1.65    1.25    0.179     0.12
-------------------------------------------------------------------------------
2006 Q2                     2.96     1.50     2.67    1.29     0.28     0.13
-------------------------------------------------------------------------------
2006 Q1                     1.84     1.50     1.59    1.27     0.29     0.12
-------------------------------------------------------------------------------
2005 Q4                     2.10     1.50     1.82    1.16     0.26     0.15
-------------------------------------------------------------------------------
2005 Q3                     1.89     1.34     1.62    1.09     0.26     0.12
-------------------------------------------------------------------------------
2005 Q2                     1.25     0.94     1.05    0.78     0.21     0.12
-------------------------------------------------------------------------------
2005 Q1                     1.62     1.11     1.25    0.90     0.20     0.13
-------------------------------------------------------------------------------
2004 Q4                     1.53     0.98     1.35    0.80     0.19     0.06
-------------------------------------------------------------------------------
2004 Q3                     1.15     0.97     0.92    0.73     0.11     0.04
-------------------------------------------------------------------------------

Last Six Months
-------------------------------------------------------------------------------
October, 2006               1.49     1.32     1.33    1.17     0.15     0.11
-------------------------------------------------------------------------------
September, 2006             1.65     1.31     1.48    1.25    0.165    0.115
-------------------------------------------------------------------------------
August, 2006                1.83     1.49     1.64    1.33    0.179     0.14
-------------------------------------------------------------------------------

                                               KMKCF Common       Great China
                          KMK Common Shares    Shares OTC-BB     Common Shares
                             TSX-V (Cdn$)          (US$)          OTC-BB (US$)

-------------------------------------------------------------------------------
July, 2006                  1.90     1.49     1.65    1.33    0.175     0.14
-------------------------------------------------------------------------------
June, 2006                  1.90     1.50     1.85    1.29    0.185     0.13
-------------------------------------------------------------------------------
May, 2006                   2.96     1.71     2.67    1.52    0.28      0.14
-------------------------------------------------------------------------------

* On December 18, 2001, Great China common stock split on a 5 for 2 basis. The high price for the 2001 period of $4.00 has been adjusted to $1.60 to account for the effect of the split.

The table below sets forth the reported high, low and closing sale prices of Continental common shares and Great China common stock on the OTCBB on April 12, 2006, the last trading day before the announcement of the Merger, as well as the equivalent pro forma sale price of Great China common stock on such date, as determined by multiplying the applicable reported sale price of Continental common shares by the Exchange Ratio of 0.1138392.


       Continental Common Shares               Great China Common Stock                 Great China Pro Forma
-------------------------------------------------------------------------------------------------------------------
    High           Low         Close        High          Low         Close        High          Low         Close
-------------------------------------------------------------------------------------------------------------------
    1.74          1.58         1.65         0.17         0.14         0.14         0.20         0.18         0.19
-------------------------------------------------------------------------------------------------------------------

                            EXCHANGE RATE INFORMATION

The following tables show, for the periods indicated, information concerning the exchange rate between the Canadian dollar and the U.S. dollar. The average rates for the monthly periods presented in these tables were calculated by taking the simple average of the daily noon buying rates, as published by the Federal Reserve Bank of New York. The average rates for the interim periods and annual periods presented in these tables were calculated by taking the simple average of the noon buying rates on the last day of each month during the relevant period. This information is provided solely for your information, and Continental and Great China do not represent that Canadian dollars could be converted into U.S. dollars at these rates or at any other rate. These rates are not the rates used by Continental in the preparation of its consolidated financial statements incorporated by reference into this proxy statement/ prospectus.

The data provided in the following table are expressed in U.S. dollars per Canadian dollar and are based on noon buying rates published by the Federal Reserve Bank of New York for the Canadian dollar. On April 12, 2006, the last trading day before the public disclosure of discussions between Continental and Great China regarding the Merger, the exchange rate between the U.S. dollar and the Canadian dollar expressed in U.S. dollars per Canadian dollar was 0.8712. On October 31, 2006, the exchange rate was 0.8907.


                                               Period-End        Average         High            Low
Recent Monthly Data                            Rate(1)           Rate(2)
October 2006                                   0.8907            0.8861          0.8965          0.8784
September 2006                                 0.8968            0.8064          0.9048          0.8872
August 2006                                    0.9037            0.8943          0.9037          0.8874
July 2006                                      0.8843            0.8854          0.8999          0.8760
June 2006                                      0.8969            0.8979          0.9098          0.8896
May 2006                                       0.9079            0.9014          0.9134          0.8869
April 2006                                     0.8945            0.8743          0.8982          0.8533
March 2006                                     0.8562            0.8640          0.8832          0.8530
February 2006                                  0.8798            0.8704          0.8787          0.8637
January 2006                                   0.8779            0.8641          0.8787          0.8528
Interim Period Data
Three months ended September 30, 2006          0.8968            0.8948          0.9048          0.8760
Six months ended September 30, 2006            0.8968            0.8968          0.9100          0.8534

2005                                           0.8577            0.8254          0.8613          0.7965
2004                                           0.8308            0.7683          0.8493          0.7159
2003                                           0.7738            0.7462          0.7738          0.6350
2002                                           0.6331            0.6368          0.6618          0.6199
2001                                           0.6279            0.6458          0.6695          0.6242

(1) The period-end rate is the noon buying rate on the last business day of the applicable period.

(2) The average rates for the monthly periods were calculated by taking the simple average of the daily noon buying rates, as published by the Federal Reserve Bank of New York. The average rates for the interim periods and annual periods were calculated by taking the simple average of the noon buying rates on the last business day of each month during the relevant period.


                                  RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information in this document, before you decide whether to vote or instruct your vote to be cast to approve the Merger.

Risks related to the Merger

Certain Great China directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of Great China shareholders.

In considering the recommendation of the board of directors of Great China to vote for the proposal to approve the Merger, you should be aware that certain members of the Great China board of directors, Mr. Zhi Wang and Mr. Jie (Jack) Yang, have pre-existing agreements or arrangements that provide them with interests in the Merger that differ from, or are in addition to, those of Great China stockholders generally. For example, upon completion of the Merger, Jie
(Jack) Yang and Mr. Zhi Wang will become directors of Continental in accordance with the Merger Agreement. In addition, Mr. Zhi Wang is also involved in the Related Transactions. (See "Related Transactions and Interests of Great China Insiders in the Merger".) The Great China board of directors was aware of these pre-existing agreements and arrangements during its deliberations on the merits of the Merger and in determining to recommend to the stockholders of Great China that they vote for the proposal to approve the Merger.

Changes in the value of Continental Common Shares will affect the value of your merger consideration.

The dollar value of the share consideration you will receive in the Merger will depend on the market price of Continental common shares at the effective time of the Merger. Because the Exchange Ratio is fixed, subject to certain possible adjustments, it will not increase or decrease due to fluctuations in the market price of Continental common shares. If the market price of Continental's common shares increases or decreases, the market value of Continental common shares you receive in the Merger will correspondingly increase or decrease. Because the date that the Merger is completed may be later than the date of the Meeting, the price of Continental common shares on the date of the Merger may be higher or lower than the price on the date of the Meeting. Many of the factors that affect the market price of our common shares are beyond our control. We suggest Great China stockholders to consider current market quotations for Continental common shares and Great China common stock when voting.

If you are a U.S. based investor, you may have difficulty bringing suit and enforcing judgments against Continental.

Continental is organized under the laws of the Province of British Columbia, Canada, and most of our directors and officers are residents of Canada. Consequently, it may be difficult for United States investors to effect service of process within the United States upon us or upon our directors or officers, or to realize in the United States upon judgments of United States courts predicated upon civil liabilities under the Exchange Act, as amended. Furthermore, it may be difficult for investors to enforce judgments of U.S. courts based on civil liability provisions of the U.S. federal securities laws in a foreign court against Continental or any of our non-U.S. resident officers or directors.

If Continental and Great China do not integrate successfully, the Combined Company may not realize the expected benefits of the Merger.

The Merger of our companies will involve the integration of companies that have previously operated independently. As a result, the Merger will present challenges to management, including the integration of the operations, systems, and personnel of the two companies, and special risks, including possible unanticipated liabilities, unanticipated costs, diversion of management's attention and the loss of key employees. The difficulties our management encounters in the transition and integration processes could have an adverse effect on the levels of expenses and operating results of the Combined Company. As a result of these factors, it is possible that we will not achieve the anticipated benefits from the Merger.

We expect to be a passive foreign investment company, or PFIC, which could result in adverse U.S. tax consequences to U.S. investors.

Shareholders who are U.S. taxpayers should be aware that Continental expects to be a passive foreign investment company ("PFIC") for the current fiscal year, may also have been a PFIC in prior years and may also be a PFIC in subsequent years. If Continental is a PFIC for any year during a U.S. taxpayer's holding period, then such U.S. taxpayer generally will be required to treat any so-called "excess distribution" received on its common shares, or any gain realized upon a disposition of common shares, as ordinary income and to pay an interest charge on a portion of such distribution or gain, unless the taxpayer makes a qualified electing fund ("QEF") election or a mark-to-market election with respect to the shares of Continental. In certain circumstances, the sum of the tax and the interest charge may exceed the amount of the excess distribution received, or the amount of proceeds of disposition realized, by the taxpayer. A U.S. taxpayer who makes a QEF election generally must report on a current basis its share of Continental's net capital gain and ordinary earnings for any year in which we are a PFIC, whether or not we distribute any amounts to our shareholders. A U.S. taxpayer who makes the mark-to-market election, generally, must include as ordinary income in each year, the excess of the fair market value of the common shares over the taxpayer's tax basis therein. See the section entitled "Material United States Federal Income Tax Consequences Related to the Merger - Passive Foreign Investments Company Rules" for more information.

The Merger may not qualify as a "reorganization" for U.S. federal income tax purposes, in which case the Merger would be a taxable transaction to Great China shareholders who are U.S. taxpayers.

U.S. tax counsel for Continental is able to give only the qualified opinion that the Merger should constitute a reorganization pursuant to Section 368(a) of the Code. If the Merger were to fail to qualify as a reorganization under Section 368(a) of the Code, Great China shareholders who are U.S. taxpayers would recognize gain as a consequence of exchanging their Great China common stock for Continental common stock. See the section entitled Material United States Income Tax Consequences Related to the Merger for more information.

Risks related to Continental's Business After the Merger

As we have no history of earnings and no foreseeable earnings, we may never achieve profitability or pay dividends.

Continental has a long history of losses and Continental may never be profitable. Continental has paid no dividends on its shares since incorporation. Continental presently has no ability to generate earnings as its mineral properties are in the exploration stage. If Continental is successful in developing the Xietongmen Property, Continental anticipates that it will retain future earnings and other cash resources for the future operation and development of its business as appropriate. Continental does not currently anticipate declaring or paying any cash dividends in the foreseeable future. Payment of any future dividends is solely at the discretion of Continental's board of directors, which will take into account many factors including Continental's operating results, financial conditions and anticipated cash needs. For these reasons, Continental may never achieve profitability or pay dividends.

We compete with larger, better capitalized competitors in the mining industry. Because of the high costs associated with exploration, the expertise required to analyze a project's potential and the capital required to develop a mine, larger companies with significant resources may have a competitive advantage over us.

The mining industry is competitive in all of its phases, including financing, technical resources, personnel and property acquisition. It requires significant capital, technical resources, personnel and operational experience to effectively compete in the mining industry. Because of the high costs associated with exploration, the expertise required to analyze a project's potential and the capital required to develop a mine, larger companies with significant resources may have a competitive advantage over each of the Companies. We face strong competition from other mining companies, some with greater financial resources, operational experience and technical capabilities than we have. As a result of this competition, we may be unable to maintain or acquire financing, personnel, technical resources or attractive mining properties on terms we consider acceptable, or at all.

As our mineral properties do not contain any reserves or any known body of economic mineralization, we may not discover commercially exploitable quantities of ore on our mineral properties that would enable us to enter into commercial production, achieve revenues and recover the money we spend on exploration.

The  Xietongmen  Property,   our  only  active  resource  prospect,  is  in  the
exploration stage, and in 2006 we initiated studies directed toward the completion of a feasibility stage. The known mineralization at the Xietongmen Property has not been determined to be economic ore, and may never be determined to be of economic value. We have conducted initial exploration activities on the Xietongmen Property and plan to conduct further exploration activities, including the completion of feasibility studies necessary to evaluate whether a commercially mineable ore-body exists on the Xietongmen Property. There is a substantial risk that these exploration activities will not result in discoveries of commercially recoverable quantities of ore. Any determination that our properties contain commercially recoverable quantities of ore may not be reached until such time that final comprehensive feasibility studies have been concluded that establish that a potential mine is likely to be economically viable. There is a substantial risk that any preliminary or final feasibility studies carried out by us will not result in a positive determination that the Xietongmen Property can be commercially developed.

Our exploration activities on the Xietongmen Property may not be commercially successful, which could lead us to abandon our plans to develop the property and our investments in exploration.

Our  long-term  success  depends  on  our  ability  to  establish   commercially
recoverable quantities of ore on the Xietongmen Property that can then be developed into commercially viable mining operations. Mineral exploration is highly speculative in nature, involves many risks and is frequently non-productive. Risks include unusual or unexpected geologic formations, and the inability to obtain suitable or adequate machinery, equipment or labour.

Substantial expenditures are required to establish proven and probable reserves through drilling and analysis, to develop metallurgical processes to extract metal, and to develop the mining and processing facilities and infrastructure at any site chosen for mining. Whether a mineral deposit will be commercially viable depends on a number of factors, which include, without limitation, the particular attributes of the deposit, such as size, grade and proximity to infrastructure; metal prices, which fluctuate widely; and government regulations, including, without limitation, regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals and environmental protection. We may invest significant capital and resources in exploration activities and abandon such investments if it is unable to identify commercially exploitable mineral reserves. The decision to abandon a project may reduce the trading price of our common shares and impair our ability to raise future financing. In addition, we may not discover or acquire any mineralized material in sufficient quantities on any of our properties to justify commercial operations. Further, we will not be able to recover the funds that we spend on exploration if we are not able to establish commercially recoverable quantities of ore on the Xietongmen Property.

We will require significant additional financing in order to continue our exploration activities and our assessment of the commercial viability of the Xietongmen Property. If the costs of our planned exploration programs are greater than anticipated, we may have to seek additional funds through public and private share offerings, arrangements with corporate partners, or debt financing. We may never be successful in our efforts to raise these required funds on terms satisfactory to us, or at all.

We will need to raise additional financing to complete exploration activities and feasibility studies for the Xietongmen Property. If the costs of our planned exploration programs are greater than anticipated, we may have to seek additional funds through public and private share offerings, arrangements with corporate partners, or debt financing. We may never be successful in our efforts to raise these required funds on terms satisfactory to us, or at all. The continued exploration of the Xietongmen Property and the development of our business will depend upon our ability to establish the commercial viability of the Xietongmen Property if we are to either successfully sell it to a major company or to consider putting it into production ourselves. We currently are in the exploration stage and have no revenue from operations and are experiencing significant negative cash flow. Accordingly, the only other sources of funds presently available to us are through the sale of equity and debt capital.
Alternatively, we may finance our business by offering an interest in our mineral properties to be earned by another party or parties carrying out further exploration and development thereof or to obtain project or operating financing from financial institutions, neither of which is presently intended. If we are unable to obtain this additional financing, we will not be able to continue our exploration activities and our assessment of the commercial viability of the Xietongmen Property. Further, if we are able to establish that development of the Xietongmen Property is commercially viable, our inability to raise additional financing at this stage would result in our inability to place the Xietongmen Property into production and recover our investment.

Continental has incurred debt and granted a security interest in our assets. If we are unable to pay our loan when it comes due, the lenders will be entitled to realize on their security.

We have completed a Cdn$11.5 million private placement consisting of a convertible secured promissory note ("Convertible Note") held by Taseko Mines Limited. The Convertible Note, if not earlier converted, must be repaid on or before one year from the date of its issuance. The Convertible Note is subordinated to any future senior debt that Continental may raise and is secured by a security interest over NC7 Resources Inc., a wholly owned subsidiary of Continental (see "Information Regarding Continental - Debt Financing with Taseko Mines Limited"). The holder of the Convertible Note would be entitled to realize upon the security interest if we are unable to repay the Convertible Note as it comes due, and seize the assets of Continental. We currently do not have the means to repay the Convertible Note, and we may not be able to raise sufficient financing to repay the Convertible Note when it comes due.

We are subject to many risks that are not insurable and, as a result, we will not be able to recover losses through insurance should such risks occur.

Hazards such as unusual or unexpected geological formations and other conditions are involved in mineral exploration and development. We may become subject to liability for pollution, cave-ins or hazards against which we cannot insure. The payment of such liabilities would result in increase in our operating expenses which would, in turn, have a material adverse effect on our financial position and our results of operations. Although we maintain liability insurance in an amount that we consider adequate, the nature of these risks is such that the liabilities might exceed policy limits, the liabilities and hazards might not be insurable against, or we might not elect to insure ourselves against such liabilities due to high premium costs or other reasons, in which event we could incur significant liabilities and costs that could materially increase our operating expenses.

Our consolidated financial statements have been prepared assuming we will continue on a going concern basis, but we may not continue as a going concern.

Our consolidated financial statements have been prepared on the basis that we will continue as a going concern. As of June 30, 2006, we had working capital of approximately ($0.08) million, which is not sufficient to maintain our administrative costs, to complete the exploration of the Xietongmen Property and to meet our planned business objectives. Management recognizes that we will need to generate additional financial resources in order to meet our planned business objectives for the upcoming year. We may not obtain additional financial resources and/or achieve profitability or positive cash flows. If we are unable to obtain adequate additional financing, we will be required to curtail operations and exploration activities. Furthermore, failure to continue as a going concern would require that our assets and liabilities be restated on a liquidation basis, which would differ significantly from the going concern basis. Our report of independent registered public accounting firm for the year ended December 31, 2005 contained an explanatory paragraph that states that the Company's recurring losses from operations raise substantial doubt about the entity's ability to continue as a going concern.

If we fail to effectively manage our growth, our future business results could be harmed and our managerial and operational resources may be strained.

We expect to experience significant growth in the number of employees and the scope of our operations. In particular, we intend to hire additional staff for mineral exploration and administrative support. Such activities can result in increased responsibilities for management. We expect to experience difficulty in filling our needs for qualified personnel.

Our future success depends upon our ability to raise adequate financing to meet our mineral exploration and operation expenses. This need to manage our expenses will place a significant strain on our management and operational resources. If we are unable to manage our expenses effectively, our business, results of operations, and financial condition will be materially adversely affected.

If we lose the services of the independent contractors that we engage to undertake our exploration, then our plan of operations may be delayed or be more expensive to undertake than anticipated.

Our success depends to a significant extent on the performance and continued service of certain independent contractors, including Hunter Dickinson Inc. ("HDI"). We have access to the full resources of HDI, an experienced exploration and development firm with in-house geologists, engineers and environmental specialists, to assist in our technical review of the various opportunities; however we do not have the right to require HDI to bring to us all corporate opportunities that come to HDI's attention. We have contracted the services of professional drillers and other contractors for exploration, environmental, construction and engineering services. Poor performance by such contractors or the loss of such services could result in the exploration activities planned to be undertaken by us being delayed or being more expensive to undertake than anticipated.

Most of our directors and officers also serve as directors and officers of other similar companies involved in natural resource development, and they also have shareholdings in other resource companies. In addition, our directors and officers may be in competition with Continental for mineral resource properties. Therefore, there may be situations which involve a conflict of interest. If our directors cause us to enter into transactions in which our officers and/or directors have an interest, we may enter into transactions that are on less favourable terms than would be negotiated with an arms length party.

Most of our directors and officers also serve as directors and officers of other similar companies involved in natural resource development, and they also have shareholdings in other resource companies. (See "Management of Continental -- Principal Occupation of Current Directors and Officers of Continental".) In addition, situations may arise where our directors and officers are in competition with Continental. For example, it may occur that mineral resource properties will be offered both to us and to such other companies that our directors and officers have an interest in. As a result, there may be situations which involve a conflict of interest. If our directors cause us to enter into transactions in which our officers and/or directors have an interest, we may enter into transactions that are on less favourable terms than would be negotiated with an arms-length party.

Our directors will attempt to avoid dealing with other companies in situations where conflicts might arise and will at all times use their best efforts to act in our best interests. Any conflicts of interest will be subject to and governed by the law applicable to the directors' and officers' conflicts of interest. In the event that a conflict of interest arises at a meeting of Continental's directors, a director who has such a conflict of interest will abstain from voting for or against the relevant proposal. To reduce the likelihood of conflicts of interest we have independent board members. In addition, all non-arms length transactions are approved by the independent directors. Our directors and officers have not signed non competition agreements.

As a company operating primarily in Tibet, China, we face significant political and economic risks. Any changes in Chinese government policy may result in changes in laws affecting ownership of assets, taxation, rates of exchange, environmental protection, labour relations, repatriation of income and return of capital, which may affect both our ability to undertake exploration and development activities in respect of future properties in the manner currently contemplated, as well as our ability to continue to explore and, if warranted, develop the Xietongmen Property.

We are currently conducting our exploration and development activities exclusively in Tibet, China. Operating in a foreign country, including China, usually involves great uncertainties relating to political and economic matters. We believe that the government of China strongly supports the development of China's natural resources by foreign operators. However, future political and economic conditions in China may result in the Chinese government adopting different policies respecting foreign development and ownership of mineral resources. Any such changes in policy may result in changes in laws affecting ownership of assets, taxation, rates of exchange, environmental protection, labour relations, repatriation of income and return of capital, which may affect both our ability to undertake exploration and development activities in respect of future properties in the manner currently contemplated, as well as our ability to  continue  to explore  and,  if  warranted,  develop  the  Xietongmen
Property. The possibility that a future government of China may adopt substantially different policies, which might extend to expropriation of assets, cannot be ruled out.

Because many Chinese laws, regulations and legal requirements relevant to foreign investments in the minerals industry are relatively new and untested, their interpretation and enforcement by Chinese authorities may involve significant uncertainty. In addition, the Chinese legal system is a civil law system in which decided legal cases are accorded little weight in predicting the outcome of litigation. Such uncertainty may cause us to delay our plan of operations or decrease the willingness of investors to provide financing to us.

Changes  in  government   legislation   in  China  could  affect   Continental's
exploration of the Xietongmen Property and could preclude Continental from continuing to explore and, if warranted, to develop the Xietongmen Property.

We are required to carry out our exploration activities and, if warranted, any development activities in accordance with Chinese federal and provincial legislation and regulations. We are conducting our exploration activities on the Xietongmen Property in compliance with current applicable mining permit and exploration requirements. Changes in government legislation, including changes in environmental regulations or land claims, or the adoption of new legislation governing mining operations, ownership of mineral properties or environmental protection could increase the cost to us of conducting, or could preclude us from proceeding with, our exploration activities and, if warranted, development of the Xietongmen Property.

The adoption of stricter environmental legislation governing the Xietongmen Property could increase our costs of exploring and, if warranted, developing the Xietongmen Property and could delay these activities.

We must comply with applicable environmental legislation in carrying out our exploration and, if warranted, development of the Xietongmen Property. Environmental legislation is evolving in a manner that will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors and employees. Changes in environmental legislation could increase our costs of carrying out our exploration and, if warranted, development of the Xietongmen Property. Further, compliance with stricter environmental legislation may result in delays to our exploration and, if warranted, development activities.

We may lose the ability to continue exploration and, if warranted, development of the Xietongmen Property in the event that we do not own valid title to our mineral claims.

Following the Merger, we will own a 100% interest in mineral claims that comprise the Xietongmen Property. Our ownership of these mineral claims should not be construed as a guarantee that title to such interests will not be challenged or impugned. The mineral claims may be subject to prior unregistered agreements or by undetected defects. If we do not have valid title to our mineral claims, then we may lose the rights to continue exploration and, if warranted, the development of the Xietongmen Property.

As we conduct our Chinese mineral exploration activities through foreign subsidiaries, any limitation imposed by any government or legislation on the transfer of assets and cash between Continental and its subsidiaries could restrict our ability to fund our operations efficiently.

We conduct our operations through foreign subsidiaries and substantially all of our assets, other than cash, are held in such entities. Accordingly, any limitation on the transfer of cash or other assets between the parent company and such entities, or among such entities, could restrict our ability to fund our operations efficiently. Any such limitations, or the perception that such limitations may exist in the future, could have an adverse impact upon our valuation and stock price.

The fluctuations of exchange rates among US, Canadian and Chinese currencies could have a negative impact on us by affecting the value of our cash reserves and other assets and could result in increased expenditures and foreign exchange and operating losses

A majority of our future revenues, if any, may be denominated in Chinese Renminbi ("RMB"). Our financial statements are expressed in Canadian dollars but our functional currency is in the RMB in China. Therefore, our financial condition and results of operations may be significantly affected by changes in exchange rates, particularly among the US dollar, the Canadian dollar and the RMB. China recently ceased to peg the RMB to the US dollar in favour of allowing the exchange rate to float within a prescribed band. Over the last year, the RMB has appreciated against the US dollar by 3%. As well, the Canadian dollar has appreciated significantly against the US dollar and the RMB over the last several years, and these various foreign exchange fluctuations may affect the value of our cash reserves and other assets and could result in increased expenditures and foreign exchange and operating losses. For example, to the extent we hold assets denominated in Canadian dollars, including cash reserves, proceeds from future financings, and investments in our Chinese subsidiaries, any appreciation of the RMB against the Canadian dollar could result in a reduction in the value of such assets and a foreign exchange loss. On the other hand, any depreciation of the RMB against the Canadian dollar could reduce the equivalent amounts of our future revenues in Canadian dollars. Continental does not have any arrangement in place, or any plan to enter into any arrangement, for the reduction of the effect of fluctuations in exchange rates.

Restrictions on currency exchange could limit our ability to repatriate our revenues, if any, from China.

Although Chinese governmental policies were introduced in 1996 to allow greater convertibility of the RMB, significant restrictions still remain. The Chinese regulatory authorities may impose greater restrictions on the convertibility of the RMB to western currencies. The government could refuse to allow the exchange, or could restrict the amount or volume of exchange. Because the majority of our future revenues may be in the form of RMB, any future restrictions on currency exchange may limit our ability to utilize revenue generated in RMB to fund our business activities outside China, if we ever have any. This restriction, if it occurs, may affect our ability to repatriate any profits in U.S. dollars or other acceptable currency.

A general economic downturn in China could adversely affect our business by delaying decisions among potential customers to purchase our production if we ever have any. In addition, an economic decline in China could slow down the development of infrastructure that is related to the exploration, production and transportation of our products in China which would make it economically unfeasible for us to continue our current explorations or conduct new explorations in China, or cause a delay in achieving our exploration and production milestones.

The Chinese economy has experienced significant growth in the past decade, but this growth has been uneven across geographic and economic sectors. The Chinese government has recently taken steps to slow the pace of growth of the Chinese economy by tightening credit and discouraging capital expenditures in certain industries, including those that have driven up demand for minerals in the past few years, such as real estate development, automobile and steel manufacturing sectors. Such change in Chinese government policies could have a material adverse effect on the overall economic growth and the level of capital investments and expenditures in China. To the extent the general economic health of China declines from recent levels, or to the extent individuals or companies fear a decline is imminent, these individuals and companies may reduce demand for minerals and the price of minerals including those we are exploring may fall. Any decline or concern about an imminent decline could delay decisions among potential customers to purchase our production if we ever have any. In addition, such economic decline could also slow down the development of infrastructure that is related to the exploration, production and transportation of our products in China. Such downturn may make it economically unfeasible for us to continue our current explorations or conduct new explorations in China, or cause a delay in achieving our exploration and production milestones, which would therefore have a material and adverse effect on our business, prospects, operating results and financial condition.

Risks related to Continental's Stock After the Merger

We have not paid any dividends and do not foresee paying dividends in the future.

Payment of dividends on our common stock is within the discretion of the board of directors and will depend upon our future earnings, our capital requirements, financial condition and other relevant factors. We do not currently anticipate declaring any dividends in the foreseeable future.

The market price of our common shares is relatively volatile and could cause investor loss. An investor should not consider an investment in our stock unless the investor is capable of sustaining an economic loss of the entire investment.

The market price of a publicly traded stock, especially a resource issuer like Continental, is affected by many variables in addition to those directly related to exploration successes or failures. Such factors include the general condition of market for resource stocks, the strength of the economy, the availability and attractiveness of alternative investments, and the breadth of the public market for the stock. The effect of these and other factors on the market price of our common shares suggests our shares will continue to be volatile. Therefore, investors could suffer significant losses if the price of our shares is depressed or the market is illiquid when an investor seeks liquidity and needs to sell Continental shares. Our securities are highly speculative, and an investor should not consider an investment in our stock unless the investor is capable of sustaining an economic loss of the entire investment.

The exercise of outstanding options issued by us will result in the issuance by us of additional common shares and the unrestricted resale of these additional common shares may have a depressing effect on the current trading price of our common shares.

As of November 10, 2006, there are 4,833,767 million options and no warrants of our securities outstanding. In addition, 5,890,244 common shares may be issued upon conversion of the Convertible Note issued to Taseko Mines Limited. In total, dilutive securities represent approximately 20.2% of Continental's issued shares. Prior to the Merger, we may conduct a private placement of our securities to raise capital for our exploration activities, for expenses associated with the Merger and for our general working capital. Under the Merger with Great China, we will issue 36,011,384 common shares to the original shareholders of Great China, plus options for 136,607 Continental common shares to replace Great China options. An additional 1.5 million shares and 1.5 million warrants will also be issued for the Surrounding Properties . The private placement, the Merger and the exercise of the outstanding options will result in the issue by us of additional common shares and the unrestricted resale of these additional common shares may have a depressing effect on the current trading price of our common shares.

Our common stock is subject to the "penny stock rules" of the SEC, which makes transactions in our common stock cumbersome and may reduce the value of an investment in our common stock.

Our common stock is currently quoted on the OTCBB, which is generally considered to be a less efficient market than markets such as NASDAQ or other national exchanges, and which may cause difficulty in conducting trades and obtaining future financing. Further, our securities are subject to the "penny stock rules" adopted pursuant to Section 15(g) of the Securities Exchange Act of 1934, as amended. The penny stock rules apply generally to companies whose common stock trades at less than $5.00 per share, subject to certain limited exemptions. Such rules require, among other things, that brokers who trade "penny stock" to persons other than "established customers" complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade "penny stock" because of the requirements of the "penny stock rules" and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. In the event that we remain subject to the "penny stock rules" for any significant period, there may develop an adverse impact on the market for our securities. Because our securities are subject to the "penny stock rules", investors will find it more difficult to dispose of our securities. Further, it is more difficult: (i) to obtain accurate quotations, (ii) to obtain coverage for significant news events because major wire services, such as the Dow Jones Service, generally do not publish press releases about such companies, and (iii) to obtain needed capital.

Please read this proxy statement/prospectus carefully. You should rely only on the information contained in this proxy statement/prospectus. We have not authorized anyone to provide you with different information. You should not assume that the information provided in this proxy statement/prospectus is accurate as of any date other than the date on the front of this proxy statement/prospectus.


                                   THE MEETING

We are furnishing this proxy statement/prospectus to you as part of the solicitation of proxies by the Great China board of directors for use at the Meeting in connection with the proposed Merger. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the Meeting.

Date, Time and Place

We will hold the Meeting at 1:00 p.m., Pacific time, on December 14, 2006, at 1500 - 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N6.

Purpose of the Meeting and Directors' Recommendation

At the Meeting, we are asking holders of Great China common stock to approve the Merger, and to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger.

The Great China board of directors:

     o has unanimously determined that the Merger is fair to and in the best interests of Great China and its stockholders;

     o    has unanimously approved the Merger and the Merger Agreement;

     o unanimously recommends that Great China common stockholders vote in favour of the resolution approving the Merger, and in favour of the resolution to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger

Record Date; Who is Entitled to Vote

The "record date" for the Meeting is November 30, 2006. Record holders of Great China common stock at the close of business on the record date are entitled to vote or have their votes cast at the Meeting. On the record date, there were outstanding 316,335,575 shares of Great China common stock for a total of 316,335,575 votes entitled to be cast at the Meeting.

Each share of Great China common stock is entitled to one vote per share at the Meeting.

However, any shares of Great China common stock held by Great China or any of its subsidiaries will not be counted for the purposes of determining a quorum and cannot be voted at the Meeting.

Voting Your Shares of Great China Common Stock

Each share of Great China common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Great China common stock that you own.

There  are two ways to vote  your  shares  of Great  China  common  stock at the
Meeting:

      o You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your "proxy" (one of the individuals named on the proxy card) will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but don't give instructions on how to vote your shares, your shares will be voted as recommended by the Great China board "FOR" the proposal to approve the Merger, and "FOR" the proposal to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger. You can return your proxy by mail to: Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno, Nevada 89501. You may also fax it to Great China Mining, Inc. at (604) 641-1377

     o You can attend the Meeting and vote in person. If your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your Great China common stock, you may call Amin Amlani, Corporate Secretary of Great China, at (604) 641-1366.

No Additional Matters May Be Presented at the Meeting

This Meeting has been called only to consider the proposal to approve the Merger and the proposal to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger. Under Great China's by-laws, no other matters may be considered at the Meeting (other than procedural matters incident to the conduct of the meeting).

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following: o You may send another proxy card with a later date.

     o You may notify Amin Amlani, Great China's Corporate Secretary, in writing before the Meeting that you have revoked your proxy.

     o    You may attend the Meeting, revoke your proxy, and vote in person.

Quorum

A quorum of shares is necessary to hold a valid meeting. A quorum will exist if holders of at least a majority of the aggregate voting power represented by the shares of Great China common stock outstanding on the record date are present in person or represented by proxy at the Meeting.

If a quorum is not present at the Meeting, it is expected that the Meeting will be adjourned or postponed to solicit additional proxies. The form of proxy is sufficient for the Meeting and any adjournments thereof. However, if a new record date is set for the adjourned meeting, then a new quorum will have to be established.

Votes Required; Voting in General and Broker Non-Votes

If quorum is present or represented at the Meeting, the approval of the Merger will require the affirmative vote of 50% of the votes cast by Great China shareholders represented in person or by proxy at the Meeting.

If your broker holds your shares of Great China common stock in its name and you do not give the broker voting instructions, your broker may not vote your shares on the proposal to approve the Merger or the proposal to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger. If you do not give your broker voting instructions and the broker does not vote your shares of Great China common stock, this is referred to as a "broker non-vote." Broker non-votes have the same effect as a vote "against" the proposal to approve the Merger and "against" the proposal to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger.

If you do not vote, either in person or by proxy, it will have the same effect as a vote against the proposal to approve the Merger and against the proposal to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger.

Solicitation Costs

Great China will pay the cost of printing and mailing this proxy statement/ prospectus. Other expenses incurred by the parties will be paid by the party incurring those expenses.

Great China is soliciting proxies on behalf of the Great China board of directors. This solicitation is being made by mail but also may be made by telephone or in person. In addition, Great China and Continental and their respective directors, officers and employees may solicit proxies in person, by telephone or by other electronic means. These persons will not be paid for doing this.

Exchange of Share Certificates

You should not send stock certificates or account statements with your proxies.

Transmittal documents for the surrender of Great China common stock certificates in exchange for Continental common shares will be mailed to holders of Great China common stock as soon as practicable after completion of the Merger.


                                   THE MERGER

General

The Continental board of directors and the Great China board of directors have approved the Merger and the Merger Agreement, which provide that, subject to its terms and conditions, and in accordance with the Nevada Revised Statutes, Merger Sub will be merged with and into Great China. Following the Merger, Great China will be the surviving corporation (the "Surviving Corporation") and the separate corporate existence of Merger Sub will terminate. Great China will then be a wholly-owned subsidiary of Continental.

According to the Plan of Merger of Merger Sub with and into Great China, dated May 29, 2006 and amended September 12, 2006 (the "Plan of Merger"), the articles of incorporation of Great China will be the articles of incorporation of the Surviving Corporation, and the bylaws of Merger Sub will become the bylaws of the Surviving Corporation. There are no material differences in the control-related or corporate governance related provisions (see "Comparison of

Stockholder Rights Under Nevada Law and the Business Corporations Act (British Columbia))".

At the effective time of the Merger, each outstanding share of Great China common stock you hold will be exchanged for 0.1138392 Continental common shares, subject to adjustment, in accordance with the Merger Agreement.

Background of the Merger

In February 2004, Hunter Dickinson Inc. reached an interim option agreement with China NetTV Holdings Inc. (subsequently renamed as Great China Mining Inc), pursuant to which Hunter Dickinson Inc. acquired the right to earn-in to either a 50% or a 60% direct working interest in the Xietongmen Property (the "Interim Option Agreement"). This agreement was assigned to Continental in February, 2004 at no additional cost and without any consideration given to HDI.

From the onset of discussions with Great China it was the intention of HDI, in providing services to Continental, to eventually assign its interest in the Xietongmen Property to Continental. HDI is owned by ten public companies, including Continental. All projects within the Hunter Dickinson group are categorized by region, and any Chinese project would be assigned at cost to Continental. HDI provides both cost and expertise advantages to the public companies that own it through access to a shared multidisciplinary team of mining and financial professionals. This includes: management capability, geological, engineering and environmental expertise, financial acumen, and administrative and support services. (See "The Merger - Association with Hunter Dickinson Inc."). HDI provides its services to Continental and the other nine public companies that own it on a full cost recovery basis, without profit to HDI. Continental did not make any payments to HDI specifically for the services provided in connection with the acquisition and assignment of the Xietongmen Property, but rather paid HDI for all services in the normal course as described above.

In November 2004, Continental and Great China restructured the working interest option to instead give Continental an option to buy shares in Highland Mining Inc., a British Virgin Islands company, which by then indirectly owned the Xietongmen Property through a private Chinese subsidiary (Tibet Tian Yuan Minerals Exploration Ltd.) (the "Preliminary Option Agreement"). The option arrangements were restructured in order to facilitate investment in China using a Chinese company which was a wholly foreign-owned enterprise ("WFOE"). Investment in the Xietongmen Property through a WFOE eases the logistics of capital to and from the property and provides special tax treatment. (See "Information Regarding Continental - Chinese Subsidiaries"). Great China formed Highland Mining Inc. to serve as the vehicle whose prime purpose was to own Tian Yuan, the Chinese company that serves as the WFOE that holds 100% of the exploration rights to the Xietongmen Property. Under the restructured arrangements, Continental acquired options to purchase 50% or 60% of the shares of Highland Mining Inc.

In December 2004, a formal option agreement (the "Option Agreement") was finalized and received regulatory approval and a shareholders' agreement for
Highland  Mining  Inc.  was  finalized.   The  Option  Agreement   replaced  the

Preliminary Option Agreement. Under the Option Agreement, Continental acquired options to earn up to a 60% interest in Highland as follows:

Continental could earn an initial 50% interest in Highland (the "First Option") by:

(i)     paying initial option payments totalling US$2 million, comprising:

        (a) US$1.2 million upon receipt of regulatory approvals, which was paid in December 2004; and

        (b) the US$0.8 million balance within one year, which was paid in December 2005; and

 (ii) funding Highland to allow it to conduct a further US$5 million of exploration on the Xietongmen Project.

Upon acquisition of 50% of Highland, Continental could increase its interest in Highland to 60% (the "Second Option") by funding a further US$3 million in exploration expenditures on the Xietongmen Property within the ensuing year.

Continental assigned its rights under the Option Agreement into an indirect wholly-owned Cayman subsidiary. Continental owns 100% of the shares of Cayman corporation, N7C Resources Inc. ("N7C"), which in turn owns 100% of N8C
Resources Inc. ("N8C") which itself holds the options under the Option Agreement. Continental funds its investment in Highland via N7C and N8C. (See "Information Regarding Continental - Schematic of Continental Before the Merger")

As of December 15, 2005 Continental had fulfilled its obligations under the First Option. As of December 15, 2005, each of Continental and Great China owned 50% of Highland. Continental gave a notice of completion of its exercise of the First Option to Great China as well as notice of Continental's intention to exercise the Second Option.

Under the Option Agreement, Continental was to manage Highland and Tian Yuan during the option period. Once the Second Option is exercised and the first US$8 million in exploration expenditures is funded, further equity and/or loan funding of Highland will be proportional to interests held in the project, with a proportionate reduction in the shareholdings of any shareholder which fails to match the funding of the others. If the other parties' shareholdings in Highland fall below 15%, those parties may elect to convert their holdings to an entitlement of 12.5% of the after pay-back net profit of Highland.

During the course of dealings between Continental and Great China, a dialogue commenced between the management, officers and directors of Continental and Great China to explore if there was a common point upon which to establish a merger and unify the companies' respective interests in the Xietongmen Property by way of an exchange of share capital. These discussions and merger negotiations commenced in February 2006 and included, from time to time, Anthony Garson, Jie (Jack) Yang Zhi Wang and Amin Amlani, officers and directors of Great China, and Gerald Panneton, Jeffrey Mason and Ron Thiessen, officers and directors of Continental. The most significant issues addressed during the Merger negotiations included: the establishment of a fair value of the interest of Continental and the interest of Great China; the number of Continental shares to be exchanged for all the Great China shares; the acquisition of the Surrounding Properties; the treatment of the Non-Core Properties and related liabilities; and the assessment of the qualitative aspects of Great China, including its mineral development record, experience operating in China, experience in raising capital and previous environmental record. The boards of directors of Great China and Continental concluded that the Merger would be a mutually beneficial structure going forward. The main issue of the number of Continental shares to be exchanged was resolved with the delivery of the oral opinion of Ross Glanville & Associates Ltd. confirmed later in the written Fairness Opinion. Agreement in principle was reached on all the significant issues in early April 2006 with the signing of the Letter of Intent dated April 7, 2006 and final resolution of the issues was only reached with the formal signing of the Merger Agreement dated May 29, 2006.

The Merger, including the Acquisition of the Surrounding Properties, enlarges the physical area of the Xietongmen Property and places the value of the Xietongmen Property under the aegis of a single public issuer thus rationalizing the investment decision opportunity afforded by the Xietongmen Property by removing the split ownership and competition for investment.

The Great China board of directors met on several occasions to consider a possible merger type transaction with Continental. In addition, the Related Transactions were under negotiation in various combinations of Continental, Mr. Zhi Wang, Great China, and their respective advisors. In furtherance of these negotiations, Great China retained a mining property valuation expert, Ross Glanville & Associates Ltd. In its discussions, the Great China board of directors considered the oral opinion of Glanville, subsequently confirmed in writing in the Fairness Opinion. (See "The Merger - Fairness Opinion Regarding the Merger"). After further deliberation, the board of directors of Great China approved the Merger with Continental and resolved to recommend to Great China's stockholders that they vote for approval of the Merger with Continental.

In April 2006, Continental completed the exploration expenditure requirement to exercise the Second Option to earn-in an additional 10% (to a total of 60%)
interest in Highland. pursuant to the Option Agreement. In July 2006, Continental formally completed its exercise of the option and earned a 60% interest in Highland Mining.

In April 2006, Continental and Great China entered in a Letter of Intent which set out the business terms of the Merger and the Related Transactions. In addition, Continental entered into letter agreements with 24 holders of 212 million Great China shares, representing approximately 67% of the ownership of Great China, whereby the Great China shareholders agreed to certain post-Merger restrictions on their Continental common shares (the "First Letter Agreements"). These shareholders included: Zhi Wang, Lanmei Wang, Yanguang Du , Jing Wang , Youzhen Fu, Qiang Wang, Yulan Wang, Qinglin Han, Lijun Chen, Gouxing Chen, Jing Guo, Yulin Chen, Leung Ho Kok, Guangmin Zhu, Xiaojun Ma, Jie Yang, Shuzheng Yang, Hengxiu Cai, Raheel Sayani, Noorappa Kamaludeen, Kurshid Ahmed, Zainul and Saleem Hadi, Ibrahim Abdullah, and Richard Bullack The First Letter Agreements were terminated, and as of the end of May 2006, the Shareholder Letters were entered into with 11 Great China shareholders holding 112.8 million Great China shares, whereby the shareholders, while not committing their shares on the vote for the proposal to approve the Merger, agreed to certain post-Merger restrictions on their shares. (See "Related Transactions and Interests of Great China Insiders in the Merger - Shareholder Letter Agreements".) On June 12, 2006, Continental and Great China publicly announced the execution of the Merger Agreement.

Great China's Reasons for the Merger and Recommendation

On May 15, 2006, Ross Glanville & Associates, Ltd., Great China's financial advisor, delivered an opinion, to the Great China board of directors that, as of the date of the opinion, as amended August 9, 2006, the Exchange Ratio to be received in the Merger was fair, from a financial point of view, to the stockholders of Great China. Since the Exchange Ratio is the culmination of the essential elements of the Merger, the Fairness Opinion extends to the fairness of the Merger to Great China shareholders. (See "The Merger - Fairness Opinion Regarding the Merger").

The Great China board of directors concluded that the Merger with Continental is in the best interests of Great China's stockholders on May 29, 2006 because the Merger is more attractive than the other possible alternatives available to Great China which included remaining in the joint venture and being responsible for cash contributions to fund exploration and other expenses, or seeking another merger partner with more resources than were available to the Great China principals. In addition, the Great China board of directors considered possibly raising money through private placements, seeking other joint venture participants, and undertaking a public offering. The Great China board of directors concluded that the Merger will enable Great China stockholders to participate in the growth of a larger, financially stronger Combined Company, that will have enhanced liquidity and more financing options available to it. In addition, the Combined Company is expected to be better positioned to develop existing opportunities and to respond to competition for the acquisition of attractive properties and companies, because of its strengthened market presence and association with Hunter Dickinson Inc. (See "The Merger - Association with Hunter Dickinson Inc.").

Great China's Board also considered the following matters when making its decision to pursue the Merger:

   o Great China's cash position was approximately $3.4 million in April 2006 and there was approximately $1 million already due to Continental for Great China's share of joint venture expenses, which was increasing monthly and would eventually leave Great China with no capital.

   o In order to continue as a joint venture partner, over the next year, Great China could have been required to pay expected expenses of up to $12 million. In light of the low price of Great China's stock ($.15), it would have been practically impossible to raise such monies, perhaps using over 200 million shares with no assurance that money would be available. Since it is a non-operator, Great China has no real control over the expenditures, and it would have been at the mercy of the operator incurring expenses.

   o The Board reviewed the fact that to merely maintain the status quo of Great China, it would have required in excess of $200,000 per year for legal, accounting, and administrative as a Section12g registered public company.

   o Great China could attempt to sell its interest in the Tibet mineral prospects, but it believes it would net very little due to the following facts:

         o It is indebted to Continental for its share of exploration expenses.

         o There are future concession costs (including mine permitting), of unknown quantity, to be paid to various governmental entities in China and Tibet as production mining may be commenced in the future.

         o A minority interest is difficult to sell, because of the risks of being a non-operator, which would place the minority holder at the mercy (financially) of the operator.

         o The prospect is not in production nor is mining permitted by Chinese authorities at this time. It is purely in the exploration stage, and mining could be years away.

The Great China board of directors considered a wide variety of factors in connection with its evaluation of the Merger, including:

   o Great China was not the controlling operator at the Xietongmen Property, but was obligated to continue funding its 40% share of exploration expenses which would be substantial in the next two years;

   o Continuing expenditures for exploration may be US$5-10 million or greater before feasibility of production could be established on the Xietongmen Property, if at all;

   o Great China could lose all of its interest in the Xietongmen Property if Great China could not pay its exploration expenses due to insufficient capital;

   o Dilution (to raise capital for exploration expenses) to Great China shareholders, while Great China experienced no income for several years and continuing significant losses, which could have a negative effect on the price of Great China's common stock and cause damage to the shareholders;

   o In May 2006, Great China stock was in the $0.14 and $0.28 per share range, and private placements or equity line financings would have been at a discount resulting in significant further dilution to Great China shareholders;

   o Great China management concluded that the combination of Great China and Continental would present a strong image to the market while attempting to raise more capital, thereby preserving value to shareholders;

   o      Over 80% of Great China shareholders favoured the Merger; and

   o      Great  China  management  concluded  there  would be  efficiencies  in
          combining  Great  China  and  Continental  on  overhead,   management,
          accounting and accounting methods and regulatory expenses.

All of these factors were considered material by the Great China board of directors. In light of the complexity of those factors, the Great China board of directors did not consider it practicable, nor did it attempt, to quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the Great China board of directors may have given different weight to different factors.

The Great China board of directors believes that the Merger represents the best strategic alternative available to Great China and its stockholders. The Great China board of directors reached this conclusion after reviewing the generally prevailing conditions in the mining industry in China and worldwide including:

   o Significant national industry regulatory issues which are costly and time consuming;

   o      Intense competition for skilled exploration personnel and equipment;

   o Mineral exploration requiring large amounts of capital with no guarantee of success, and there is intense competition for such capital among mineral companies;

   o      Environmental considerations, including:

          o Tibet has become very focused on protecting its environment during mineral exploration to minimize damage to water supplies and air quality and to provide for surface land reclamation after mining activities. Efforts to eventually mine will involve building roads and railroad lines and worker housing in a very cold and sensitive environment, in addition to large pit or drift mining operations, which will have to meet environmental standards.

         o Environmental damage control efforts for such a project are very expensive, and without economies of scale, could likely greatly inhibit or prevent expanded operations of Great China as a small, thinly capitalized company. The environmental considerations that were considered, involved contemplation of a better consolidated and capitalized single company, which would allow the merged companies to develop efficiencies of scale, which would allow better environmental controls of the mining operations.

   o World markets for minerals have been significantly fluctuating upwards over the past several years, particularly for gold, silver, and copper. This has led to intense competition to open new resources which uses up available personnel and financing and equipment; and

   o      Exploration  prospects  without proven production are viewed as highly
          risky  for  financing,   making   financing  for  such  projects  very
          expensive.

After careful consideration, Great China's board of directors has determined unanimously that the Merger is fair to and in the best interests of Great China and its stockholders. Great China's board of directors has approved the Merger and unanimously recommends that you vote or give instructions to vote "FOR" the proposal to approve the Merger, and "FOR" the proposal to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger.

Association with Hunter Dickinson Inc.

Hunter Dickinson ("HDI") is a service-provider corporation which has been providing geological, engineering and administration services for 20 years to companies that are exploring, developing and producing from mineral properties. HDI is owned by 10 public resource companies, including Continental. The other nine public companies that own HDI include: Amarc Resources Ltd., Anooraq Resources Corporation, Farallon Resources Ltd., Great Basin Gold Ltd., Taseko Mines Limited, Quartz Mountain Resources Ltd., Casamiro Resource Corporation, Northern Dynasty Minerals Ltd., and Rockwell Ventures Inc. Continental and the other public companies listed above each own 10% of HDI .

As an umbrella organization, HDI provides, both cost and expertise advantages to the companies through access to a shared multidisciplinary team of mining and financial professionals. This includes: management capability, geological, engineering and environmental expertise, financial acumen, and administrative and support services. In addition, HDI organizes and shares leased premises and office and technical equipment for staff to perform their duties. As of May 31, 2006, HDI employed or retained on a substantially full-time basis, twenty-five geoscientists (of which eleven are professional geologists/PGeo, and two are geological engineers/PEng. and five are PhDs), ten licensed professional mining, mechanical or civil engineers (PEng.), thirteen accountants (including seven CAs and five CMAs or CGAs) and at least 35 administrative and support personnel.

Each public company in the HDI group, including Continental, has the right to appoint one director to HDI's board so that it has access to all HDI's financial records thus assuring transparency of cost allocations. HDI resources are made available on an as needed basis, at cost. Therefore, each public company only pays for the services it uses. In addition, HDI as a representative of the group has contacts in financial markets, primarily in North America, Europe and Asia.

Continental's business relationship with HDI consists of utilizing the services described above. HDI provides these services to Continental which include the services of Continental's President and CEO, pursuant to a standard (within the group) Geological Management and Administration Services Agreement with Hunter Dickinson Inc., dated December 31, 1996 (the "Geological Management and Administration Services Agreement"). Because of cross membership of many of the boards within the group, certain members of management and the board of directors of Continental are also members of the board of HDI. (See "Management of Continental - Principal Occupation of Current Directors and Officers of Continental").

HDI's arrangements are also flexible enough that it is able to defer collection of monthly service invoices and on occasion, where surplus funds are available to HDI, make short term advances to members of the group. Continental has been, but is not currently indebted to HDI. The Services Agreement can be terminated by either party on 30 days notice.

Great China does not have any material business relationship with HDI.

Conflicts of Interest Between Continental and HDI

Conflicts of interest may arise as a result of Continental's association and the association of Continental's directors and officers with HDI and the other nine public companies that own HDI.

If Continental's directors cause Continental to enter into transactions in which Continental's officers and directors or companies that they are associated with have an interest, Continental may enter into transactions that are on less
favourable   terms  than  would  be  negotiated   with  an  arms-length   party.
Continental's directors attempt to avoid dealing with other companies in situations where conflicts might arise and at all times use their best efforts to act in the best interests of Continental.

Any conflicts of interest are subject to and governed by the law applicable to the directors' and officers' conflicts of interest. In the event that a conflict of interest arises at a meeting of Continental's directors, a director who has such a conflict of interest abstains from voting for or against the relevant proposal. To reduce the likelihood of conflicts of interest Continental has independent board members. In addition, all non-arms length transactions are approved by the independent directors. (See "Risk Factors - Risks related to Continental's Business After the Merger").

In addition, Continental has entered into the Geological Management and Administration Services Agreement with HDI (filed as exhibit 10.1). Under the Geological Management and Administration Services Agreement, HDI agrees to carry out its advisory, administrative and operating activities in a competent and workmanlike manner, in good faith with a view to the best interests of Continental. HDI takes reasonable precautions to ensure that only authorized personnel of HDI and Continental are provided with information respecting the business affairs, exploration results and property of Continental. HDI also limits access to information respecting exploration developments to its own staff on a need to know basis and ensures that its personnel acknowledge the need to protect confidentiality of information respecting Continental which is developed by or comes into the possession of HDI. HDI generally maintains the confidentiality of Continental's affairs and takes reasonable precautions to protect the integrity and security of information developed for Continental. HDI does not compete with Continental, and does not endeavour to acquire any interest in any property of Continental or related to or which can reasonably be said to be derived from any property of Continental, without Continental's consent.

HDI does not provide any information or advice to Continental respecting resource property prospects and opportunities which come to the attention of HDI personnel unless such prospects and opportunities are clearly demonstrated to be presented primarily as a result of the provision of services by HDI to Continental under the terms of the Geological Management and Administration Services Agreement.

Conflicts of interest are handled in the same way for the other nine companies that own HDI, because each of them have entered into a substantially identical geological management and administration services agreement with HDI.

Fairness Opinion Regarding the Merger

Great China board of directors retained Ross Glanville & Associates, Ltd. ("Glanville"), its financial advisor, to provide an independent, qualified opinion as to the fairness of the Merger to the shareholders of Great China. Ross Glanville of Glanville, with assistance from Barry Price of B.J. Price Geological Consultants Inc., prepared "A Fairness Opinion Regarding The Proposed Acquisition Of Shares of Great China Mining Inc., by Continental Minerals Corporation, dated May 15, 2006, and amended August 9, 2006, (the "Fairness Opinion").

The summary of the Fairness Opinion in this proxy statement/prospectus is qualified in its entirety by reference to the full text of the Fairness Opinion attached as exhibit 99.1. You are urged to read the Fairness Opinion carefully and in its entirety. An executive summary of the Fairness Opinion is attached to this proxy statement/prospectus as Annex A. In addition, the Fairness Opinion will be made available for inspection and copying at the Great China office during its regular business hours by any interested security holder or representative who has been so designated in writing.

The written opinion of Glanville addresses only the fairness of the Exchange Ratio, from a financial point of view, as of the date of the Fairness Opinion, and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the Merger. In addition, Glanville expresses no opinion as to the expected trading price of the shares of Continental if the Merger is completed, and does not constitute a recommendation to buy or sell the shares of Great China or Continental.

Glanville specializes in valuations of public and private companies and mineral exploration and development properties, as well as providing fairness opinions. The president, Ross Glanville, graduated from the University of British Columbia in 1970 with a Bachelor of Applied Science Degree (Mining Engineering) and became a member of the Association of Professional Engineers of British Columbia in 1972 (P.Eng.). In 1974, Mr. Glanville obtained a Master of Business Administration Degree (MBA), specializing in finance and securities analysis. In 1980, Mr. Glanville became a member of the Certified General Accountants of British Columbia. (CGA). He is also a member of the Canadian Association of Mineral Valuators. Geological descriptions and resource estimates in the Fairness Opinion were compiled by Barry Price, M.Sc., P.Geo., President of B.J. Price Geological Consultants Inc.. Mr. Price graduated with a B.Sc. and M.Sc. degree in Geology from the University of British Columbia in 1965 and 1972 respectively. Mr. Price has worked for 41 years as a geologist, and is a registered member of the Association of Professional Engineers and Geoscientists of British Columbia.

Glanville was selected by Great China to prepare the Fairness Opinion based on its extensive experience in like matters. He was referred to the Great China board of directors by Hunter Dickinson Inc. Companies associated with HDI have retained Glanville over the last decade or so on three occasions and most recently in 2005, when Northern Dynasty Minerals Ltd. retained him to prepare a valuation of the Pebble deposit in Alaska. Glanville was paid Cdn $23,420 to complete the valuation of the Pebble deposit. Glanville was paid Cdn $43,925 plus expenses for the Fairness Opinion, and the payment of the fee was not dependent upon the opinion rendered. The amount of compensation to be paid to Glanville was determined by way of negotiation, and an engagement letter was submitted by Glanville and accepted by Great China. Elements of the engagement letter included, but were not limited to, a description of the services to be provided and the amount of the fee payable.

In order to prepare the Fairness Opinion, Glanville read technical and other reports relevant to the Xietongmen Property, including The Technical Report of the Resource Audit of the Xietongmen Property, Tibet, People's Republic of China, March 24, 2006, prepared by Andy Nichols, P.Eng., and Greg Mosher, P.Geo. of Wardrop Engineering.

In addition, Glanville reviewed the relative share trading price histories of Great China and Continental, considered other assets of Great China and Continental, noted the terms of the most recent financings of Great China and Continental, and obtained the December 31, 2005 financial positions of Great China and Continental. Glanville also reviewed relative contributions of Great China and Continental to the Combined Company and pro forma comparisons of a Great China-Continental combination to Great China, Continental stand-alone and to other similar mining companies. Glanville also considered a number of other factors, some of which are set out below:

   o      Continental has earned a 60% interest in the Xietongmen Property;

   o the Xietongmen Property is the main asset of Great China and Continental, and the percentage shareholdings in the Combined Company by shareholders of Great China and Continental will be about 40% and 60%, respectively (the same beneficial interests in the Xietongmen Property that Great China and Continental have);

   o the track record of success in exploration and development by the principals of Continental;

   o the relative working capital positions of Great China and Continental as at April 30, 2006, and the estimated relative working capital positions at the time Continental earned its 60% interest;

   o      the prior financings of Great China and Continental;

   o the indicated value of the Xietongmen deposit, based on comparables (dollars per ounce of contained gold and cents per pound of contained copper in the resource);

   o      the ownership dilution implications of the Merger;

   o the numbers and exercise prices of the options and warrants of each of Great China and Continental;

   o the technical and financial expertise of the proposed management and board of directors of the Combined Company;

   o      the size and financial strength of the Combined Company;

   o the operating experience of the Hunter Dickinson group at the Gibraltar Mine in British Columbia;

   o the expertise of the skilled technical staff (including geoscientists and mining engineers) of the Hunter Dickinson group, who have worked on a number of similar projects throughout the world;

   o the fact that Great China would have to raise substantial financing to maintain its interest in the Xietongmen Property, or have its interest diluted;

   o the promotional and fund-raising track record of the principals of Continental;

   o      the elimination of the overhead (including legal,  accounting,  office
          expenses,   and  administrative  and  management  fees)  required  for managing two separate public companies;

   o the interests that Great China may earn (by completing the option earn-in requirements) in the Surrounding Properties;

   o the offer by Continental for the minority interests in the Surrounding Properties;

   o      the elimination of the duplication of regulatory filings;

   o the recent volumes and trading ranges of the Great China's and Continental's shares; and

   o the synergies in exploration/development/construction that will likely be realized with the projects under the control of one company.

The factors that Glanville considered in the Fairness Opinion cannot be precisely quantified, and Glanville considered all of the factors in coming to its conclusion in the Fairness Opinion based on Glanville's experience in valuing over 500 mining companies. Glanville gave the most weight to the fact that the Xietongmen Property is the main asset of Great China and Continental, and the percentage shareholdings in the Combined Company by shareholders of Great China and Continental will be about 40% and 60%, respectively (the same beneficial interests in the Xietongmen Property that Great China and Continental have). This affected Glanville's conclusion to the extent that if the net assets of each company (including working capital and other assets/liabilities - both tangible and intangible) represented the same percentages (i.e. 60% and 40% for Continental and Great China, respectively) prior to the amalgamation and after the amalgamation, the transaction would be fair to the shareholders of Great China.

Glanville also assigned significant significance to the relative trading prices of the shares of each of Continental and Great China. Both of the foregoing factors indicate that the proposed transaction is fair to the shareholders of Great China. The other factors considered by Glanville had a lesser impact on its fairness opinion, but are nevertheless considerations for the shareholders of Great China. These include the fact that a 60% interest in a project would generally be accorded a control premium, or conversely, a 40% interest would be accorded a minority discount. In addition, Glanville considered that the extensive market and mining experience of the HDI Group is important, although difficult to quantify.

The amount of consideration offered to Great China shareholders was determined by negotiation between Great China and Continental, and is supported by the Fairness Opinion. In quantifying the significance of the relative trading prices of the shares of Great China and Continental, Glanville summarized trading price histories of Great China and Continental as follows:

                                              Great China          Continental
                                              -----------          -----------

High Trading Prices in April(2) 2006:           $0.195               $2.00
Low Trading Prices in April 2006:               $0.149               $1.56
Average Closing Prices in April 2006:           $0.167               $1.74
High Trading Prices In Past Year(3):            $0.333               $2.00
Low Trading Prices In Past Year:                $0.038               $0.94

Notes
(1) The actual closing price was US$0.140, or Cdn.$0.161, based on an exchange rate of US$0.87 equal to Cdn.$1.00.
(2)  To April 12, 2006.
(3)  To April 12, 2006.

The Fairness Opinion states that based on the closing share trading prices of Great China and Continental on April 12, 2006, Continental would be paying a premium of about one third for all of the shares of Great China (Cdn. $1.89 divided by the product of multiplying Cdn. $0.161 by 8.7843 equals 1.336, or a 33.6% premium). Glanville concludes that such a premium for control (shareholders of Continental would own about 60% of the Combined Company) is reasonable, especially considering the fact that Great China has a minority interest in the Xietongmen Property (40%). Glanville also noted that Great China has the right to earn interests in three properties that surround Xietongmen, and this additional value is offset by the fact that a minority discount should be applied to Great China's interest in Xietongmen.

As a result of the foregoing, the Fairness Opinion states that the Exchange Ratio is fair, from a financial point of view, to the shareholders of Great China because the financial value of the rights and interests attributable to Great China shareholders after the Merger is completed is not less than the financial value of their interests as shareholders prior to the Merger. Since the Exchange Ratio is the culmination of the essential elements of the Merger, the Fairness Opinion extends to the fairness of the Merger to Great China shareholders.

In its deliberations, the Great China board of directors considered the oral opinion of Glanville, subsequently confirmed in writing in the Fairness Opinion.

Other Considerations

In addition to the reasons described above, the Great China board of directors considered the following factors in evaluating the Merger:

     o the expected tax treatment of the Merger as a tax-free reorganization for United States federal income tax purposes, with the result that shareholders for United States federal income tax purposes will generally not incur any tax liability;

     o    that  the  terms  of  the  Merger  Agreement,  including  the  closing
          conditions,   are   customary  and   reasonable,   and  therefore  not
          prejudicial to shareholders.

The Great China board of directors believes that these factors and the factors considered in the Fairness Opinion generally supported its determination and recommendation. The Great China board of directors did, however, consider the following potentially negative factors, among others, in its deliberations concerning the Merger:

     o the fact that certain directors of Great China may have interests in the Merger that are different from, or are in addition to, the interests of Great China stockholders generally, including the matters described under "Related Transactions and Interests of Great China Insiders in the Merger" (page 56);

     o the risk to Great China stockholders that, at the closing, the value of Continental common shares received in the Merger will be relatively less than the value at the time of the announcement of the Merger Agreement;

     o the risk that the potential benefits sought in the Merger might not be fully realized; and

     o the potential adverse effects on Great China's business, operations and financial condition if the Merger is not completed following public announcement of the Merger Agreement.

However, the Great China board of directors determined that the foregoing factors were outweighed by the potential benefits of the Merger, including the opportunity for Great China stockholders to share in the benefits of the Combined Company's long-term prospects.

The foregoing discussion of the information and factors considered by the Great China board of directors is not meant to be exhaustive, but includes the material information and factors considered by the Great China board of directors.

Continental's Reasons for the Merger

In concluding that the Merger is in the best interests of Continental and its shareholders, and in approving the Merger and the transactions contemplated by the Merger Agreement, the Continental board of directors considered and reviewed with senior management, as well as its financial and legal advisors, a number of factors. Principal among these factors is Continental's belief that by combining Great China and Continental it can create substantially more shareholder value than could be achieved by Continental on its own.

Anticipated Accounting Treatment

The merger transaction will be accounted for under both US and Canadian GAAP, as an acquisition of Great China's assets by Continental.

                              THE MERGER AGREEMENT

The  following  is a  description  of the  material  provisions  of  the  Merger
Agreement.

Structure of the Merger

At the effective time of the Merger, Merger Sub will be merged with and into Great China. Great China will continue as the surviving corporation and become a wholly-owned subsidiary of Continental.

Closing and Effective Time of the Merger

The closing of the Merger will take place no later than the second business day after the satisfaction of the conditions described below under "The Merger Agreement - Conditions of the Merger," unless Continental and Great China agree in writing to another time.

The Merger will become effective at the time articles of merger are filed with the Nevada Secretary of State, or at a later time agreed to by Continental and Great China in the articles of merger. The articles of merger will be filed at the time of the closing of the Merger.

Merger Consideration; Exchange Ratio

The Merger Agreement provides that each share of Great China common stock not owned by Continental or Great China that is outstanding before the effective time will, at the effective time, be exchanged for 0.1138392 Continental common shares based upon 316,335,575 Great China shares of common stock outstanding, subject to possible adjustment for stated changes in Continental's capital structure prior to the Merger completion. These changes include stock or other in-kind distributions, share splits, reverse-splits, reclassifications and like matters of general application to the Continental common shares. None of these types of transactions is currently contemplated by Continental. The Exchange Ratio is to be also adjusted if further shares in Great China common stock are issued prior to the effective time, but is NOT adjusted for fluctuations in the trading values of Continental or Great China shares of common stock.

Exchange of Great China Stock Options (for officers and employees of Great China only)

The Merger Agreement provides that each outstanding Great China stock option will be replaced by an option to acquire, on similar terms and conditions as were applicable under the Great China stock option, that number of Continental common shares as the holder of the Great China stock option would have been entitled to receive if the option were exercised immediately before the Merger. The exercise price of the option will be at a price per Continental common share of US$1.05 equal approximately to the exercise price for each share of Great China common stock otherwise purchasable under such Great China stock option divided by the Exchange Ratio. The tax consequences to holders of the conversion described above, or of exercising options before or after such conversion, are not described under "Material Canadian Federal Income Tax Considerations of the Merger", "Material United States Federal Income Tax Consequences Related to the Merger" or elsewhere herein, and all such holders should consult with their own tax advisors in respect of such conversion or exercise.

Conditions to Completion of the Merger

A number of conditions must be satisfied before the Merger will be completed. These include principally:

     (a) the receipt of the approval of the Great China stockholders to approve the Merger by the requisite majority;

     (b) approval by the TSX-V of the Merger and to list the Continental common shares to be issued pursuant to the Merger and Related Transactions. Continental has applied for and obtained conditional approval of the Merger, the purchase by Continental of the Surrounding Properties, and the consideration to be paid to Mr. Wang pursuant to the Post-Merger Agreement. Continental has provided the TSX-V with additional requested information, and expects to receive full TSX-V approval prior to the Merger;

     (c) the purchase by Continental of the Surrounding Properties for cash and Continental securities (See "Related Transactions and Interests of Great China Insiders in the Merger - Acquisition of Surrounding Properties");

     (d) the completion of the Post-Merger Arrangements (See "Related Transactions and Interests of Great China Insiders in the Merger - Post-Merger Agreement" and "Related Transactions and Interests of Great China Insiders in the Merger - Shareholder Letter Agreements") ; and

     (e) upon closing of the Merger, Great China's unencumbered cash in its bank accounts less all payables and accrued payables estimated (on a consolidated basis) must be at least US$3,400,000 (less US$50,000 per month allowable operating expenses incurred for each month, pro rated, from April 7, 2006);

     (f) the other typical terms and conditions specified in the Merger Agreement have been satisfied or waived; and

     (g) the continued effectiveness of the registration statement covering the Continental common shares to be issued upon completion of the Merger, the absence of any legal restrictions to closing, the accuracy of the Companies mutual representations and the absence of any adverse material changes occurring to the Companies prior to completion.

To the extent provided in the Merger Agreement, either Continental or Great China may waive conditions for the benefit of itself and its stockholders and complete the Merger even though one or more of these conditions have not been met. At this time, we cannot assure you that all of the conditions will be satisfied or waived or that the Merger will occur.

Continental and Great China will endeavour to see that all the necessary conditions are met before the deadline of December 31, 2006, or such later date as the parties may agree. The Merger will become effective when all the conditions are met and articles of merger are filed with the Nevada Secretary of State, or at such later time as is specified in the articles of merger.

Procedures for Exchange of Certificates

The Merger Agreement provides that Continental's transfer agent will be appointed to act as exchange agent to handle the exchange of Great China common stock for Continental common shares. Continental will issue Continental share certificates evidencing the Continental common shares to be issued to Great China Shareholders in the Merger on substantially the same basis as the shares in Great China common stock are registered as of the time of the Merger. That is, Continental certificates to be issued in exchange for shares in Great China common stock registered in the names of direct beneficial holders will be similarly registered and Continental certificates to be issued in exchange for shares in Great China common stock registered in the name of brokerages, clearing houses and other intermediaries will be registered in those names, either in paper or in electronic form as the transfer agent may advise. Where certificates of Great China common stock were registered in the names of the beneficial owners, the former Great China shareholder will be required to deposit such certificates, duly endorsed for transfer in blank, with the Continental transfer agent, who will issue a Continental share certificate registered in the same name as the Great China certificate in exchange therefor. For brokerages, clearing houses and other intermediaries, the Continental transfer agent will follow standard procedures in respect of Continental common shares to be issued in exchange for shares of Great China common stock registered in the name of an intermediary on behalf of the beneficial owner of the Great China shares of common stock.

Great China common stockholders should not forward stock certificates to the Continental transfer agent until they have received a letter of transmittal or letter of exchange. Great China common stockholders should not return their stock certificates with the enclosed proxy card.

Continental will not pay any dividends or other distributions to the holders of Great China common stock certificates in respect of Continental common shares for which the shares of Great China common stock represented by those certificates have been exchanged until the Great China common stock certificates are surrendered to the Continental transfer agent.

Tax Election for former Great China Shareholders resident in Canada

Under the Merger Agreement, Continental has agreed to enter into a joint Canadian tax election in respect of the share exchange on request by any Great China stockholder, but Continental shall not be responsible for the validity or effectiveness of any such election if available. Certain Great China stockholders who might otherwise be subject to Canadian tax in respect of a capital gain otherwise arising on the disposition of their Great China common shares to Continental in exchange for Continental common shares under the Merger may be able to defer all or part of the capital gain by making a tax election jointly with Continental under s. 85 of the Canadian Tax Act. The ability to make a valid tax election under the Canadian Tax Act is subject to various requirements under the Canadian Tax Act, and no representation is made that such a tax election can be validly made in respect of the share exchange. In addition, in order for the Canada Revenue Agency to accept a tax election without a late filing penalty being payable, a properly completed election must be received by the Canada Revenue Agency by a deadline set out in the Canadian Tax Act. Obtaining required forms, properly completing and filing the same in a timely manner and in full compliance with the Canadian Tax Act will be the sole responsibility of the Great China stockholder. See "Material Canadian Federal Income Tax Considerations of the Merger", which also refers to procedures to be followed by the Great China stockholder to request that Continental execute any such election form. The law in this area is complex and contains numerous technical requirements. Accordingly, Great China stockholders who may benefit from making such a tax election should give their immediate attention to this matter, and are urged to consult their own tax advisors as soon as possible in this regard.

Representations and Warranties

The Merger Agreement contains generally reciprocal representations and warranties made by each party to the other. These generally reciprocal representations and warranties relate to corporate existence, organization and authority to carry on its business; subsidiaries; capital structure; corporate power and authority to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement; reporting documents and undisclosed liabilities; information supplied for inclusion in this proxy statement/prospectus; absence of specific changes or events; litigation; compliance with laws; environmental matters; accounting matters; contracts; and Great China stockholder approval and voting requirements.

In addition, Continental makes representations to Great China regarding the interim operation of Merger Sub and the ownership of Great China securities. None of the representations and warranties in the Merger Agreement will survive the effective time of the Merger.

Many of the representations and warranties made by Continental and Great China are qualified by a material adverse effect threshold. For the purposes of the Merger Agreement, a material adverse effect means a material adverse effect on the ability of Great China or Continental, as the case may be, to perform its obligations under the Merger Agreement in a timely manner or a material adverse effect on the business, properties, financial condition or results of operations of either Great China or Continental and with respect only to Great China the refusal of Continental to consent, following a good faith request, to some types of actions by Great China otherwise prohibited under the covenants relating to the conduct of business by Great China in the Merger Agreement.

Covenants

The Merger  Agreement  provides for  covenants  relating to conduct of business.
Between the signing of the Merger Agreement and the closing of the Merger, Continental and Great China including that they: will conduct their businesses in the usual, regular and ordinary course in all material respects; will not declare or pay any dividends except distributions by a subsidiary to its parent and regular cash dividends; will not take any actions that would, or would reasonably be expected to, result in any representations and warranties of the party in the Merger Agreement that are qualified by materiality from becoming untrue or that are not qualified by materiality from becoming untrue in any material respect or any conditions to the Merger not being satisfied.

The Merger Agreement also restricts, among other things, the ability of Great China to issue, deliver, sell, or grant shares of its capital stock, Great China voting securities, any rights, warrants or options to acquire any Great China voting security or some specific rights under Great China stock plans other than in the ordinary course; amend its certificate of incorporation and by-laws;

acquire or agree to acquire any business or other organization or any assets that are material to Great China, either individually or in the aggregate; sell, lease, encumber or dispose of any of Great China's personal property or real property, other than the Non-Core Properties; incur any indebtedness, other than short-term borrowings in the ordinary course; make any loans, advances or capital contributions to any other person other than a joint venture of Great China's or a Great China subsidiary in the ordinary course and consistent with past practice; make any material tax election or settle or compromise any material tax liability; other than in the ordinary course and consistent with past practice, increase the compensation payable or to become payable to its executive officers or employees, grant severance or termination pay, enter into or amend any employment, bonus or severance agreement or enter into or alter any rights or benefits; make any amendment to any company stock plan; or authorize or commit to any of the foregoing actions.

The Merger Agreement restricts, among other things, the ability of Continental to change its principal business, amend its or Merger Sub's corporate documents in such a way as to have a material adverse effect on the transactions contemplated by the Merger Agreement; or authorize or commit to any of the foregoing actions.

Directors of Continental Post-Merger

On completion of the Merger, Mr. Zhi Wang, Mr. Jie (Jack) Yang and one other nominee of Great China, will become directors of Continental. On becoming a director of Continental, Mr. Wang is to receive stock options of Continental for 700,000 shares exercisable at Cdn$1.61 per share and expiring the earlier of February 28, 2011, or 90 days following the date that Mr. Wang ceases to be a director.

No Solicitation of Alternative Transactions

During the Merger process, Great China has agreed not to, will not permit its subsidiaries to, and will not authorize or permit any officer, director or employee of Great China or any investment banker, attorney, accountant or other advisor or representative of Great China or any subsidiary to solicit, initiate or encourage the submission of any offer to finance or purchase Great China or the formation of any business combination involving Great China.

Obligation to Convene Great China Stockholders Meeting and make Recommendation

Great China has agreed to call and hold a meeting of the holders of Great China common stock for the purpose of approving the Merger by obtaining the affirmative vote of 50% of the votes cast by Great China shareholders represented in person or by proxy at the Meeting. Great China will, through its board of directors, recommend to its stockholders that the Merger be approved.


However, the board of directors of Great China will be permitted to not recommend to the stockholders that the Merger be approved, or withdraw or modify in a manner adverse to Continental its recommendation to Great China's stockholders that the Merger be approved, but only if and to the extent that Great China's board of directors determines in good faith, after consultation with counsel and its financial advisors, that failing to take that action would breach the fiduciary duties of Great China's board of directors.

Access to Information; Confidentiality

During the period before the effective time of the Merger, Great China and Continental will afford to the other party and its representatives reasonable access during normal business hours to all of their respective properties and records. During that period each party will promptly provide to the other party a copy of each reporting document filed pursuant to the requirements of the securities laws of Canada or the United States, and all other information concerning its business, properties and personnel as the other party reasonably requests. The information will be held in confidence as set out in the Merger Agreement.

Reasonable Efforts; Notification

Continental and Great China will use reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement. This includes obtaining all necessary actions or non-actions, waivers, consents and approvals from governmental entities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity; obtaining all necessary consents, approvals or waivers from third parties; defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed; and executing and delivering any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, the Merger Agreement.

Indemnification

Continental will cause Continental surviving the Merger to honour, to the fullest extent of the law, all of Great China's obligations to indemnify, including any obligations to advance funds for expenses to, the current or former directors or officers of Great China for acts or omissions by them occurring before the effective time of the Merger, to the extent the obligations of Great China existed on the completion date.

Fees and Expenses

All fees and expenses, including any fees payable to any broker, investment banker or financial advisor, incurred in connection with the transactions contemplated by the Merger Agreement will be paid by the party incurring such fees or expenses, whether or not the Merger is consummated. An exception to this is that expenses incurred in connection with printing and mailing this proxy statement/prospectus and the registration statement will be shared equally by Continental and Great China.

Public Announcements

Continental and Great China will consult with each other before issuing, and provide each other the opportunity to review and comment on, any press release or other public statements with respect to the transactions contemplated by the Merger Agreement. Continental and Great China will not issue any press release or make any public statement about these transactions without prior consultation with the other, except as may be required by applicable law, court process or obligations pursuant to any listing agreement with any national securities exchange.

Tax Treatment

Continental and Great China will not knowingly take any action or fail to take any action that would prevent or reasonably be expected to prevent the Merger from qualifying as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

Amendment

The Merger Agreement may be amended by the parties at any time by an instrument in writing signed on behalf of each of the parties. However, after the approval of the Merger at the Meeting there will be no material amendment made that by law requires further approval by the Great China stockholders without the further approval of the Great China stockholders.

Extension; Waiver

At any time before the effective time of the Merger, the parties may extend the time for the performance of any of the obligations or acts of the other party, waive any inaccuracies in any representations or warranties or waive compliance with any of the covenants or conditions contained in the Merger Agreement. Any agreement on the part of either party to any such extension or waiver shall be valid only if in a written instrument signed on behalf of the party. The failure of any party to the Merger Agreement to assert any of its rights under the agreement or otherwise will not constitute a waiver of those rights.


                RELATED TRANSACTIONS AND INTERESTS OF GREAT CHINA
                             INSIDERS IN THE MERGER

Related Transactions

Disposal by Great China of Non-Core Properties

Great China previously held rights to earn interests in 43 mineral properties located in Tibet, China, referred to as the Non-Core Properties, which were obtained under mineral properties lease and option agreements with parties related to Mr. Zhi Wang or Great China. Great China and Continental concluded that the Non-Core Properties are of nominal value taking into consideration the fact that there are earn-in obligations associated with retaining them, and that the Non-Core Properties do not fit with the plans to develop the Xietongmen Property. Great China disposed of the Non-Core Properties in accordance with the

Merger Agreement, and entered into termination agreements whereby Great China's rights were terminated for nominal consideration back to the parties originally granting the rights. Continental has agreed not to acquire any interest in the Non-Core Properties for a period of one year following the Merger pursuant to the Merger Agreement.

Acquisition of Surrounding Properties

As set out in the Merger Agreement, the exploration rights are to be acquired for three other mineral properties located in Tibet, China, which total 109 square kilometers and which surround the Xietongmen Property. They are the Donggapu, Zemoduola and Banongla properties. Great China currently holds rights to earn interests in these three properties pursuant to property option and lease agreements, and on completion of the Merger all exploration rights to these properties will be owned.

The Donggapu property will be acquired through the purchase of all of the shares of Top Mining Limited, a company incorporated under the laws of the Cayman Islands, and the Zemoduola property will be acquired through the purchase of the shares of Skyland Mining Limited, another Cayman company. The Banongla property will be acquired through the transfer of its exploration rights from Zhuolangji to Tibet Tian Yuan Mineral Explorations Ltd., a Chinese company which owns 100% of the exploration rights to the Xietongmen Property, and in which Continental has an indirect 60% interest. Top Mining Limited and Skyland Mining Limited are companies controlled by Zhi Wang, Guangmin Zhu, Xiaofei Qi, and other parties related to Great China, and the consideration for the acquisition of these properties will be paid to them. Guangmin Zhu was a party to the First Letter Agreements with Great China, which were terminated, and he is currently a shareholder of Great China. Xiaofei Qi is married to Guangmin Zhu. Guangmin Zhu and Xiaofei Qi are directors of Top Mining Limited and Skyland Mining Limited. The consideration includes 1.5 million units of Continental with each unit consisting of one Continental common share and one two year warrant exercisable at Cdn$1.59, and cash of US$3,250,000 payable as to US$1,250,000 on closing of the Merger and the balance in four instalments of US$500,000.

Post-Merger Agreement

Mr. Zhi Wang, the Chairman, a director and the principal shareholder of Great China, has entered into a Post-Merger Agreement with Continental. In accordance with the Post-Merger Agreement, Mr. Wang confirms his support for the Merger and has agreed that he, on completion of the Merger, is to be a consultant to Continental at Cdn.$1.00 per year plus reasonable expenses, in order to make liaison with the appropriate mining and other regulatory authorities on Continental's behalf in order to expedite obtaining all necessary mining permits to allow the commercial mining of the Xietongmen Property. Mining permits are to be obtained within one year of submission of the last of the initial applications for all permits, and in any event no later than March 31, 2010, subject to extension for delay resulting from circumstances for which Continental is solely responsible or by reason of force majeure. Provided Mr. Wang has materially contributed to obtaining the mining permits as set out above, he, or such person as he nominates, is to receive as compensation 2.5 million units of Continental, with each unit consisting of one share and one warrant exercisable at Cdn$1.59 per share for a period of one year after receipt of the permits. In the Post-Merger Agreement, Mr. Wang confirms that he does not have any direct or indirect interest in any other mineral properties within an area of influence of 10 kilometers of the perimeter of the Xietongmen Property and agrees that should he acquire such an interest within five years, he is to give notice to Continental and offer the rights to Continental at his cost.

The Post-Merger Agreement also provides for share voting and orderly market arrangements for Mr. Wang's Continental common shares. On completion of the Merger, the Continental common shares that Mr. Wang directly or indirectly owns or controls are to be placed into escrow with a Vancouver law firm which has provided advice to Mr. Zhi Wang, pursuant to a written escrow agreement. This arrangement is to be effective during the cooperative period which will terminate on the earlier of 36 months from the closing of the Merger or the date when Mr. Wang, together with the certain other Great China shareholders who are also delivering their Continental common shares in escrow, own or control in aggregate less than 10% of the outstanding Continental common shares. During the cooperative period, Mr. Wang is not to dispose of more than 30,000 Continental common shares in any 30-day period. Mr. Wang may dispose of up to 150,000 Continental common shares into the market up to twice per year, after he first offers such shares to Continental at 95% of the average closing market price. During the cooperative period, Continental has agreed to use reasonable efforts to assist Mr. Wang in selling up to a total of 1,225,000 Continental common shares at a discounted market price set at 90% of the average closing price.

Mr. Wang has also agreed in the Post-Merger Agreement that during the cooperative period he will vote his Continental common shares in favour of proposals and resolutions recommended by management of Continental at Continental shareholder meetings. During the cooperative period, Mr. Wang is entitled to a pre-emptive right to take up his pro rata share of any new securities to be sold by Continental on substantially the same terms as are offered to third parties. This pre-emptive right does not include Continental securities that are allotted or issued for stock options, property acquisitions or with respect to any financing as set out in the Merger Agreement, and securities issued on the exercise of options, warrants and property commitments outstanding as at the date of closing. The Post-Merger Agreement supersedes letter agreements previously signed with Mr. Wang.

Shareholder Letter Agreements

Eleven Great China shareholders, holding approximately 112.8 million Great China common shares (or 35.5% of the outstanding Great China shares of common stock) (the "11 Great China Shareholders"), have signed new letter agreements (the "Shareholder Letter Agreements") with Continental, setting out orderly market restrictions on the disposition of the shareholders' Continental common shares. The 11 Great China Shareholders in signing the Shareholder Letter Agreements have made no commitment as to how they are to vote their shares with respect to the Merger. In accordance with the Shareholder Letter Agreements, the 11 Great China Shareholders have agreed to place all of their Continental common shares received on the Merger in escrow with the same Vancouver law firm used for Mr. Wang's escrow described above, in accordance with an escrow agreement on terms similar to those of the escrow agreement with Mr. Wang. The cooperative period for each of the 11 Great China Shareholders terminates on the earlier of 36 months following closing of the Merger and the date on which such shareholder owns less than 100,000 Continental common shares. Similarly to the arrangements with Mr. Wang, each of the 11 Great China Shareholders is permitted to sell up to 25,000 Continental common shares in any 30-day period, and may also, up to twice per year, sell an equal number of Continental common shares, provided that the shares are first offered to Continental at 95% of the average closing price over a five day period. Continental has also agreed to use reasonable endeavours to assist each of the shareholders in disposing on a one-time basis of between 150,000 and 425,000 shares, depending on the number of shares held, at a discounted price of 90% of the average closing market price over a ten day period. These shareholders have a connection with Mr. Wang and became shareholders of Great China through that connection. Therefore, it seemed reasonable to Great China to seek their support for the Merger and participation in the orderly market restrictions afterwards.

In accordance with the Shareholder Letter Agreements, each of the 11 Great China Shareholders is entitled to a pre-emptive right to take up his pro rata share of any new securities to be sold by Continental on terms and conditions similar to the rights set out above for Mr. Wang. Each of the 11 Great China Shareholders has also agreed during the cooperative period to vote his shares at Continental shareholders meetings in favour of proposals and resolutions recommended by management of Continental. Each of the 11 Great China Shareholders has also confirmed that he does not have any direct or indirect beneficial interest in any mineral properties in the area of influence, and has agreed that should he acquire such interest within five years, he will immediately offer the interest to Continental at cost.

The Shareholder Letter Agreements supersede all previous agreements and arrangements. Previously Continental had signed letter agreements with 24 holders of approximately 212 million Great China shares of common stock, representing approximately 67% of the Great China shares of common stock, which holders included Mr. Wang and the 11 Great China Shareholders. Those letter agreements, which included an alternative exchange of their Great China shares of common stock for Continental common shares on a private basis as a possible alternative to the Merger, were terminated. The other shareholders were a group who participated in a financing done by Great China and all of them except Mr. Wang are non-US persons.

Interests of Great China Insiders in the Merger

Directors of Continental Upon Completion of the Merger

Upon completion of the Merger, Mr. Zhi Wang and Mr. Jie ("Jack") Yang will become directors of Continental in accordance with the Merger Agreement. On becoming a director of Continental, Mr. Wang is to receive stock options of Continental for 700,000 shares exercisable at Cdn$1.61 per share and expiring the earlier of February 28, 2011, or 90 days following the date that Mr. Wang ceases to be a director. The proposed Merger was discussed among the directors and senior officers of Great China, including Mr. Wang and Mr. Yang. Mr. Wang and Mr. Yang abstained from the voting by the board of directors of Great China to approve the Merger.

There are no other employment arrangements in place for Great China directors or officers upon completion of the Merger.

Stock Ownership of Directors and Officers in Continental After the Merger

The directors and officers of Great China will receive the amount of Continental common shares as determined by the Exchange Ratio. As a group, the directors and officers of Great China own 40,600,000 common shares or 12.8% of Great China. (See "Great China - Security Ownership of Beneficial Owners of Great China Common Stock"). Each Great China director and executive officer has indicated his or her intention to vote the Great China common stock owned by him or her for approval of the Merger. Upon completion of the Merger, directors and officers of Great China will own 5.2 % of Continental.

Stock Options of Great China After the Merger

Each outstanding Great China stock option will be replaced by an option to acquire, on similar terms and conditions as were applicable under the Great China stock option, that number of Continental common shares as the holder of the Great China stock option would have been entitled to receive if the option were exercised immediately before the Merger. The exercise price of the option will be at a price per Continental common share of US$1.05, which is approximately equal to the exercise price for each share of Great China common stock otherwise purchasable under such Great China stock option divided by the Exchange Ratio. (See "The Merger Agreement - Exchange of Great China Stock Options (for officers and employees of Great China only)").


             Material United States Federal Income Tax Consequences
                             Related to the Merger

The following discussion, subject to the limitations and conditions set forth herein, is the opinion of Davis Wright Tremaine LLP, special U.S. tax counsel to Continental, of the material U.S. federal income tax consequences to U.S. Holders (as defined below) in exchanging Great China common stock for Continental common stock pursuant to the Merger. This discussion is only applicable to Great China stockholders who hold their Great China common stock, and will hold their Continental common stock, as capital assets for investment under Section 1221 of the Code. This discussion assumes that the Merger will be consummated as described in the Merger Agreement and this Registration Statement and that the parties to the Merger and the Great China stockholders will comply with all applicable reporting requirements.

This discussion does not describe all U.S. federal income tax consequences of the Merger that may be relevant to particular holders, including but not limited to holders:

   o      who do not hold their Great China common stock as capital assets;

   o      who  are  subject  to  special  U.S.  tax  rules,  such  as  financial
          institutions,   dealers  or  traders  in  securities,   mutual  funds,
          insurance companies or tax-exempt entities;

   o      who are subject to the alternative minimum tax provisions of the Code;

   o who acquired their Great China common stock in connection with stock option or stock purchase plans or in other compensatory transactions;

   o who hold their Great China common stock as a hedge or as part of a hedging, straddle or other risk reduction strategy;

   o who acquired their Great China common stock as qualified small business stock under Section 1202 of the Code; or

   o who acquired their Great China common stock through a 401(k) plan, a deferred compensation plan or any other retirement plan.

This discussion is based upon current provisions of the Code, existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change. Any change, which may or may not be retroactive, could materially alter the tax consequences described herein. In addition, no ruling has been or will be obtained from the Internal Revenue Service ("IRS") in connection with the Merger. In addition, the following discussion does not address any of the tax consequences of the Merger under state, local or foreign tax laws. Certain Canadian tax considerations relevant to the Merger are discussed elsewhere in this Registration Statement.

Great China stockholders are urged to consult their own independent tax advisors concerning the U.S. federal tax consequences of the Merger in light of their particular situations, as well as any consequences arising under laws of any other taxing jurisdiction.

For purposes of this discussion, "U.S. Holders" means beneficial owners of Great China common stock that are, for U.S. federal income tax purposes (1) individual citizens or residents of the U.S., including alien individuals who are lawful permanent residents of the U.S. or who meet the substantial presence residency test under U.S. federal income tax laws, (2) corporations or partnerships (including entities treated as corporations or partnerships for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State of the United States or the District of Columbia, (3) estates, the incomes of which are subject to U.S. federal income taxation regardless of the source of such income or (4) trusts subject to the primary supervision of a U.S. court and the control of one or more U.S. persons. "Non-U.S. Holders" refers to Great China stockholders other than U.S. Holders.

If a partnership holds Great China common stock, or will own Continental common stock following the Merger, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. A U.S. Holder that is a partner of a partnership holding Great China common stock is urged to consult its tax advisors regarding the tax consequences of the Merger and the ownership of Continental common stock.

Davis Wright Tremaine LLP, U.S. tax counsel to Continental, is providing an opinion that the Merger should qualify as a tax-free "reorganization" within the meaning of Section 368(a) of the Code. This opinion is based in part on representations as to certain factual matters made to such tax counsel by Continental and Great China and upon certain assumptions stated therein. If any of the representations or assumptions upon which the opinion is based are inconsistent with the actual facts, the U.S. tax consequences of the Merger could be adversely affected.

For Great China stockholders who are U.S. Holders, the Merger will be treated as a taxable exchange of their Great China common stock for the Continental common stock received in the Merger (with the consequences described below) unless the Merger qualifies as a "reorganization" by satisfying the requirements of Sections 368(a) and 367(a) of the Code. Among the requirements of Section 367(a) of the Code is that Continental, either directly or through a qualified subsidiary or a qualified partnership, conducts at the time of the Merger and has conducted at all times during the 36-month period preceding the Merger an active trade or business (other than the making of investments for its own account) outside the United States. Whether this requirement is satisfied depends upon the particular facts and circumstances presented in the particular case. However, it is required that officers and employees of Continental have carried on substantial managerial and operational activities during the requisite 36-month period.

Because of the extent to which Continental relies upon independent contractors in the conduct of its business, it is not entirely clear that Continental satisfies the active trade or business described above. Accordingly, U.S. tax counsel to Continental is unable to provide an unqualified opinion that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code.

Assuming the Merger constitutes a reorganization within the meaning of Section 368(a) of the Code, it will result in the following U.S. federal income tax consequences to Great China stockholders who are U.S. Holders, who are not "five-percent transferee shareholders" of Continental (that is, generally, who after the Merger will hold less than five percent of both the total voting power and the total value of Continental stock, taking into account the stock ownership attribution rules of Section 318 of the Code, as modified by the rules of Section 958(b) of the Code) and who exchange their Great China common stock for Continental common stock:

   o A Great China stockholder will not recognize any gain or loss upon the receipt of shares of Continental common stock in exchange for the stockholder's Great China common stock;

   o The tax basis of the shares of Continental common stock received by a Great China stockholder in the Merger will be equal to the adjusted tax basis of the shares of Great China common stock exchanged therefor, decreased by the amount of any cash payments received, and increased by the amount of any gain required to be recognized by the Great China stockholder; and

   o The holding period of the shares of Continental common stock received by a Great China stockholder in the Merger will include the holding period of the shares of Great China common stock exchanged therefor.

The tax consequences described immediately above will apply to a Great China stockholder who is a U.S. Holder and who is also a "five-percent transferee shareholder," only if the stockholder timely files with the U.S. Internal Revenue Service a "five-year gain recognition agreement" in the form provided in
Section 1.367(a)-8 of the Treasury Regulations, under which such U.S. Holder agrees to recognize gain retroactively with respect to the Great China stock exchanged in the Merger, with interest on any resulting tax liability on the exchange of Great China common stock for Continental common stock, if, at any time before the close of the fifth full calendar year following the year in which the Merger occurs, Continental disposes of part or all of the Great China common stock it acquired in the Merger or Great China disposes of substantially all of its assets. The U.S. federal income tax consequences of the Merger to a U.S. Holder who is a "five percent transferee shareholder" and who does not timely file a five-year gain recognition agreement will be the same as if the Merger were not to qualify as a reorganization, which consequences are described below. Any Great China stockholder who is a U.S. Holder and who will be a "five-percent transferee shareholder" after the Merger should consult its own tax advisor concerning the decision to file a gain recognition agreement and the procedures to be followed in connection with that filing.

If the Merger fails to qualify as a "reorganization" under Section 368(a) of the Code, the Merger will have the following U.S. federal income tax consequences to Great China stockholders who are U.S. Holders:

   o A Great China stockholder generally will recognize an amount of gain or loss equal to the difference between (1) any money and the fair market value of the shares of Continental common stock received in the Merger, and (2) the Great China stockholder's adjusted tax basis in its Great China common stock exchanged in the Merger.

   o Gain or loss recognized in the Merger generally will be capital gain or loss and will be long-term capital gain or loss if the Great China stockholder's holding period for the Great China common stock exchanged in the Merger is greater than one year.

   o A Great China stockholder tax basis in the shares of Continental common stock received in the Merger will equal the fair market value of those shares at the effective time of the Merger and the holding period for the such shares will begin on the date immediately following the effective time of the Merger.

A holder of Great China common stock who is a U.S. Holder and who receives solely cash in exchange for such stock in the Merger pursuant to the exercise of dissenters' rights under Nevada law will recognize gain or loss equal to the difference between the tax basis of the Great China stock surrendered and the amount of the cash received therefor. Subject to the provisions of Section 302 of the Code, such gain or loss will constitute long-term capital gain or loss if such Great China common stock has been held as a capital asset for more than one year at the time of the consummation of the Merger.

A Great China stockholder who is a U.S. Holder may be subject to backup withholding of 28% with respect to cash received for its Great China common stock or with respect to Continental common stock received in the Merger if the Merger fails to qualify as a "reorganization" under the Code. No backup withholding will be required if a stockholder (1) is a corporation or comes within specified other exempt categories and, when required, demonstrates this fact, or (2) provides a properly completed IRS Form W-9 (or successor or substitute form) showing the stockholder's correct taxpayer identification number, certifying that the stockholder has not lost the exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A Great China stockholder who is a U.S. Holder and who does not provide its correct taxpayer identification number may be subject to penalties imposed by the IRS. Backup withholding is not an additional tax. Rather, any amounts withheld will be a credit against the stockholder's tax liability for the year in which the Merger occurs. If the amount withheld exceeds the stockholder's income tax liability for such year, the stockholder will be entitled to a refund, provided the stockholder furnishes specified required information to the IRS.

Great China stockholders who are U.S. Holders will be required to retain records pertaining to the Merger and may be required to file with their U.S. federal income tax returns for the year in which the Merger takes place a statement setting forth specified facts relating to the Merger .


           MATERIAL CANADIAN FEDERAL INCOME TAX CONSIDERATIONS OF THE
                                     MERGER

General

The following is a general summary, as of the date hereof, of the principal Canadian federal income tax considerations generally applicable to a Great China stockholder who (i) is an individual, (ii) who, for the purposes of the Income Tax Act (Canada) (the "Canadian Tax Act") and at all relevant times, deals at arm's length and is not affiliated with Continental and Great China (for greater certainty, both before and after the Merger) and holds all Great China common shares and Continental common shares as capital property, and (iii) who exchanges such Great China common shares for such common shares of Continental pursuant to the Merger. Great China stockholders meeting all of the foregoing requirements are referred to in this summary of Canadian federal income tax considerations as a "Holder" or "Holders", and this summary only addresses such Holders.

This summary does not address persons holding Great China stock options or any other rights to acquire shares of Great China, nor persons who acquired Great China shares of common stock on the exercise of stock options, and all such persons should consult with their own tax advisors in this regard.

This summary is based on the provisions of the Canadian Tax Act in force as at the date hereof, all proposed amendments to the Canadian Tax Act or regulations publicly announced by the Minister of Finance (Canada) before the date hereof ("Proposed Amendments") and our understanding of the current administrative and assessing practice of the Canada Revenue Agency ("CRA"), and assumes that any Proposed Amendments will be enacted in the form proposed. No assurances can be given that any Proposed Amendments will be enacted or promulgated in the form proposed, or at all. This summary does not otherwise take into account or anticipate any changes in law, whether by judicial, governmental or legislative decision or action, nor does it take into account provincial, territorial or foreign tax legislation or considerations, which may differ significantly from those described herein. No tax ruling has been sought or obtained from the CRA with respect to the Merger. The summary assumes that Great China is not resident in Canada for purposes of the Canadian Tax Act.

This summary is of general nature only and is not exhaustive of all possible Canadian federal income tax considerations applicable to Holders in all circumstances. This summary is not intended to be, nor should it be construed as, legal or tax advice to any particular Holder. Accordingly, all Holders and other persons should consult their own independent tax advisors for advice with respect to the income tax consequences applicable to them having regard to their own particular circumstances. The discussion below is qualified accordingly.

Canadian Resident Holders

The following parts of the summary apply, subject and in addition to the discussion above under "General", to a Holder as defined above who (i) is or is deemed to be resident solely in Canada for purposes of the Canadian Tax Act and any applicable tax treaty and (ii) in respect of whom Great China is not a "foreign affiliate" as defined in the Canadian Tax Act. Holders meeting all of the foregoing requirements are referred to as a "Resident Holder" or "Resident Holders" in these parts of the summary, and these parts of the summary only address such Resident Holders.

Resident  Holders -  Disposition  of Great China  Shares of Common  Stock in the
Merger

Subject to the availability of the joint tax election referred to below, a Resident Holder who disposes of Great China common shares to Continental in exchange for common shares of Continental in the Merger will be considered to have disposed of such Great China common shares for proceeds of disposition equal to the aggregate of the fair market value (at the time of the Merger) of the Continental common shares so received by the Resident Holder. A Resident Holder will realize a capital gain (or a capital loss) equal to the amount by which such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the Resident Holder's adjusted cost base of the Great China common shares so exchanged, and the cost to the Resident Holder of the Continental common shares so received will generally be equal to the fair market value of such shares as of the time of the Merger. The general tax treatment of capital gains and losses is discussed below under "Resident Holders - Taxation of Capital Gains and Capital Losses".

Under the Merger Agreement, Continental has agreed to enter into a joint tax election in respect of the share exchange under s.85 of the Canadian Tax Act on request by any Resident Holder, but Continental shall not be responsible for the validity or effectiveness of any such election if available.

If a valid s.85 tax election is made by an eligible Resident Holder in accordance with all requirements under the Canadian Tax Act, the Resident Holder may, subject to the limitations and restrictions contained in the Canadian Tax Act, be able to obtain a deferral in respect of capital gains otherwise arising on the share exchange referred to above. Such a tax election would also affect (reduce) the Resident Holder's cost of the Continental common shares received on the share exchange. The more exact consequences of making the tax election would depend on the elected amount chosen for purposes of the election (within the limitations of the Canadian Tax Act), and on the Resident Holder's own circumstances.

The ability to make a valid tax election under s.85 of the Canadian Tax Act is subject to various requirements under the Canadian Tax Act, and no representation is made that such a tax election can be validly made in respect of the share exchange. It cannot be guaranteed that a valid tax election can be made in respect of the Merger occurring under Nevada law, and no ruling from CRA has been sought or obtained in this regard. In addition, in order for the CRA to accept a tax election without a late filing penalty being payable by a Resident Holder, a properly completed election must be received by the CRA by a deadline set out in the Canadian Tax Act.

Continental will not be responsible for the validity, effectiveness, proper completion or filing of any tax election, nor any related liability, and will not provide election forms, related materials or guidance in this regard. Obtaining required forms, properly completing and filing the same in a timely manner and in full compliance with the Canadian Tax Act will be the sole responsibility of the Resident Holder. Continental agrees only to execute any
s.85 tax election form that appears to be properly completed and that has been actually received by Continental from the Resident Holder by a date no later than 60 days after the effective date of the Merger (and notwithstanding any later deadline applicable under the Canadian Tax Act), and to forward such form by mail to the Resident Holder (within 90 days after Continental's actual receipt thereof) at the address, if any, listed by the Resident Holder in such election form. Continental will not be responsible for the Resident Holder's receipt of any tax election so mailed. The law in this area is complex and contains numerous technical requirements. Accordingly, Resident Holders should give their immediate attention to this matter, and are urged to consult their own tax advisors as soon as possible in this regard.

Resident Holders - Taxation of Capital Gains and Capital Losses

A Resident Holder will be required to include in income one-half of the amount of any capital gain (a "taxable capital gain") and will generally deduct one-half of the amount of any capital loss (an "allowable capital loss") against taxable capital gains realized by the Resident Holder in the year realized. Allowable capital losses in excess of taxable capital gains may be carried back and deducted in any of the three preceding years or carried forward and deducted in any following year against taxable capital gains realized in such year to the extent and under the circumstances described in the Canadian Tax Act. Capital gains realized may give rise to alternative minimum tax.

Resident Holders - Holding and Disposing of Continental Common Shares

A Resident Holder will be subject to the normal rules under the Canadian Tax Act in respect of any dividends received or deemed to be received on Continental common shares. Pursuant to proposed amendments in the federal budget of May 2, 2006, the gross-up and dividend tax credit rules applicable to eligible dividends paid after 2005 by a public corporation resident in Canada are to be enhanced.

A disposition or deemed disposition of Continental common shares by a Resident Holder will be subject to the normal rules under the Canadian Tax Act. See also "Resident Holders - Taxation of Capital Gains and Capital Losses". The cost of Continental common shares held and those acquired in the Merger will be subject to the averaging rules under the Canadian Tax Act.

Resident Holders - Treatment of Dissenters

A Resident Holder who exercises rights of dissent and consequentially receives payment from Great China in respect of the Resident Holder's shares will, in general terms, be treated as having disposed of the Great China shares of common stock for proceeds of disposition equal to such payment, and any consequential capital gain or loss realized by the Resident Holder will in general be treated as summarized above under "Resident Holders - Taxation of Capital Gains and Capital Losses".

Non-Resident Holders

The following parts of the summary apply, subject and in addition to the discussion above under "General", to a Holder as defined above who, for the purposes of the Canadian Tax Act and any applicable tax treaty and at all relevant times (i) has not been and is not resident in Canada or deemed to be resident in Canada and (ii) has not used or held, does not use or hold, and is not deemed to use or hold, Great China common shares or Continental common shares in respect of a business carried on in Canada. Holders meeting all of the foregoing requirements are referred to as "Non-Resident Holder" or "Non-Resident Holders" in these parts of the summary, and these parts of the summary only address such Non-Resident Holders.

Non-Resident Holders - Disposition of Great China Shares of Common Stock in the Merger

A Non-Resident Holder will not be subject to tax under the Canadian Tax Act in respect of any disposition of Great China common shares to Continental in exchange for common shares of Continental in the Merger unless such Great China common shares are or are deemed to be "taxable Canadian property" as defined in the Canadian Tax Act and even then only if the Non-Resident Holder is not entitled to relief under an applicable tax treaty.

In general, Great China common shares will not be taxable Canadian property to a Non-Resident Holder unless, at any particular time during the 60-month period ending at the time of the Merger, (i) the fair market value of all properties of Great China that were taxable Canadian property and certain Canadian resource properties was greater than 50% of the fair market value of all of Great China's properties and (ii) more than 50% of the fair market value of the Great China shares of common stock was derived directly or indirectly from underlying Canadian real property and certain Canadian resource properties.

It is recommended that Non-Resident Holders who are uncertain about the application of these and related provisions of the Canadian Tax Act or potentially alleviating provisions of any applicable tax treaty consult with their own tax advisors in this regard. In addition, if requested by the Non-Resident Holder, Continental will execute a joint tax election form prepared by the Non-Resident Holder subject to the provisos and in accordance with the procedures generally as referred to above for Resident Holders under "Resident Holders - Disposition of Great China Shares of Common Stock in the Merger". Non-Resident Holders are advised to consult with their own tax advisors in this regard.

Non-Resident Holders - Holding and Disposing of Continental Common Shares

Dividends, if any, paid or credited or deemed to be paid or credited to a Non-Resident Holder by Continental are subject to Canadian withholding tax at the rate of 25% or such lesser rate as may be provided by any applicable tax treaty.

A Non-Resident Holder will not be subject to tax under the Canadian Tax Act in respect of any capital gain realized on a disposition or deemed disposition of Continental common shares unless such Continental common shares are or are deemed to be "taxable Canadian property" as defined in the Canadian Tax Act and even then only if the Non-Resident Holder is not entitled to relief under an applicable tax treaty.

In general, Continental common shares will not be taxable Canadian property to a Non-Resident Holder at a particular time provided that (i) such shares are listed on a prescribed stock exchange (which currently includes the TSX-V) at that time and provided further that (ii) at no time during the 60-month period immediately preceding the disposition of Continental common shares did the Non-Resident Holder or persons with whom the Non-Resident Holder did not deal at arm's length, alone or together, own 25% or more of the issued shares of any class or series of Continental. In particular circumstances, Continental common shares held by a Non-Resident Holder may also be deemed to be taxable Canadian property for purposes of the Canadian Tax Act.

We recommend that Non-Resident Holders consult their own tax advisors in determining whether Continental common shares are taxable Canadian property, and the consequences thereof applicable to them. In general terms, if Continental common shares are taxable Canadian property to a particular Non-Resident Holder, the Non-Resident Holder will, subject to any potentially alleviating provisions of an applicable tax treaty (if any), realize a capital gain (or a capital loss) on the disposition or deemed disposition of the Continental common shares in the amount by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the Non-Resident's adjusted cost base of such Continental common shares for purposes of the Canadian Tax Act. The treatment of capital gains or capital losses is generally, but not fully, as described above for Resident Holders under "Resident Holders - Taxation of Capital Gains and Losses".

Non-Resident Holders - Treatment of Dissenters

A Non-Resident Holder who exercises rights of dissent and consequentially receives payment from Great China in respect of the Resident Holder's shares will, in general terms, be considered to have disposed of the Great China shares of common stock for proceeds of disposition equal to such payment.

A Non-Resident Holder will not be subject to tax under the Canadian Tax Act in respect of any payment so received unless such Great China common shares are or are deemed to be "taxable Canadian property" as defined in the Canadian Tax Act and even then only if the Non-Resident Holder is not entitled to relief under an applicable tax treaty.

In general, Great China common shares will not be taxable Canadian property to a Non-Resident Holder unless, at any particular time during the 60-month period ending at the time of disposition, (i) the fair market value of all properties of Great China that were taxable Canadian property and certain Canadian resource properties was greater than 50% of the fair market value of all of Great China's properties and (ii) more than 50% of the fair market value of the Great China shares of common stock was derived directly or indirectly from underlying Canadian real property and certain Canadian resource properties.

It is recommended that Non-Resident Holders who are uncertain about the application of these and related provisions of the Canadian Tax Act or potentially alleviating provisions of any applicable tax treaty consult with their own tax advisors in this regard.


                       Resale of Continental Common Shares

U.S. Resale Requirements

The Continental common shares to be issued in pursuant to the Merger Agreement have been registered under the Securities Act of 1933, as amended, and may be traded freely and without restriction by those stockholders not deemed to be affiliates (as that term is defined under the Securities Act) of Great China. Any subsequent transfer of Continental common shares, however, by any person who is an affiliate of Great China at the time the Merger is submitted for a vote of the Great China stockholders will, under existing law, require: (a) the further registration of such Continental common shares under the Securities Act; (b) compliance with Rule 145 promulgated under the Securities Act, which permits limited sales under certain circumstances, as discussed below; or (c) the availability of another exemption from registration.

An "affiliate" of Great China is a person who directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, Great China at the material time. These restrictions are expected to apply to the directors and executive officers of Great China and the holders of 10% or more of the outstanding Great China common stock. The same restrictions apply to the spouses and certain relatives of those persons and any trusts, estates, corporations or other entities in which those persons have a 10% or greater beneficial or equity interest. Continental will give stop transfer instructions to the transfer agent with respect to the shares of Continental common shares to be received by persons subject to these restrictions, and the certificates for their shares will be appropriately legended.

In general, under Rule 145, a person who is an affiliate of Great China at the time the Merger is submitted for a vote of the Great China stockholders may subsequently resell the Continental common shares that he or she receives pursuant to the Merger Agreement, if:

   (a) the person is not an affiliate of Continental, has held the Continental common shares for a period of at least one year, and the person sells at a time when there is adequate current public information about Continental (which will be satisfied so long as Continental common stock remains registered under the Exchange Act and Continental continues to file the necessary reports under the Exchange Act); or

   (b)   the person:

         (i) sells during any three-month period no more than the number of shares permitted under Rule 144(e) promulgated under the Securities Act, which will be equal to 1% of the total number of Continental common shares outstanding as shown in the most recent report or statement published by Continental;

         (ii) sells in a brokers' transaction, which means, generally, that the broker can do no more than execute the order as agent for the seller, can receive no more than the usual broker's commission, cannot solicit orders to buy in connection with the transaction, and cannot believe that the seller is an underwriter of the securities being sold;

         (iii) does not solicit orders to buy in connection with the transaction and does not make any payment in connection with such sale to anyone other than the selling broker; and

         (iv) sells at a time when there is adequate current public informa-tion about Continental; or

(c) the person is not an affiliate of Continental, has not been an affiliate of Continental for at least three months preceding the resale transaction, and has held the Continental common shares for a period of at least two years.

Canadian Resale Requirements

The Continental common shares issued to residents of Canada pursuant to the Merger Agreement generally will not be subject to any substantial restrictions on transfer under applicable Canadian securities legislation or pursuant to the rules of the TSX-V.


                                 Dissent Rights

Under applicable Nevada law, holders of Great China common stock are entitled to certain rights of dissent with respect to the Merger. Any holders of shares of Great China common stock that properly exercise and perfect their dissent rights will be entitled to receive the payment provided by Section 92A.460 of Chapter 92A of the Nevada Revised Statutes, which is attached as Annex B, in respect of their shares instead of the Merger consideration. If a dissenting stockholder fails to perfect or effectively withdraws or loses such right to dissent from the Merger, its shares will be converted into the right to receive the Merger consideration. Great China will not, except with the prior written consent of Continental, voluntarily make any payment with respect to any demands for appraisals of dissenting Great China shareholders, offer to settle or settle any such demands or approve any withdrawal of any such demands.

A Great China stockholder who wishes to assert dissenter's rights must deliver to Great China, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated. In addition, a Great china stockholder who wishes to assert dissenter's rights must not vote his shares in favour of the proposed action. Merely voting against, or failing to vote in favour of, the Merger will not satisfy the notice requirement and preserve your right to dissent under Nevada law. Also, because a submitted proxy not marked "against" will be voted "FOR" the proposal to adopt the Merger, the submission of a proxy not marked "against" will result in the waiver of dissent rights. The Merger Agreement provides that if holders of more than 2% of Great China's shares elect to exercise dissent rights, the Merger will not proceed unless Continental agrees to waive this termination right.

                        INFORMATION REGARDING CONTINENTAL

Corporate History

Continental Minerals Corporation is a natural resource exploration company originally incorporated on February 7, 1962 pursuant to the Company Act (British Columbia) (now the BCBCA), Canada as a specially limited company under the name "Cinola Mines Ltd. (Non-Personal Liability)". On July 7, 1965, Cinola Mines Ltd. converted from a private company to a public company and listed its shares for trading on the Vancouver Stock Exchange (subsequently renamed as the TSX-V). The name of Cinola Mines Ltd. was changed to "Consolidated Cinola Mines Ltd. (N.P.L.)" and on May 7, 1979, it converted from a specially limited company to a limited company. On December 6, 1986, the name of Consolidated Cinola Mines Ltd. (N.P.L.) was changed to "City Resources (Canada) Limited", and on April 22, 1994, the name was changed to "Misty Mountain Gold Limited" ("Misty"). On October 16, 2001, Continental completed a capital reorganization and changed its name to "Continental Minerals Corporation". Currently, Continental is listed on the TSX-V under the symbol KMK, and on the OTCBB under the symbol KMKCF.

The head office of Continental is located at Suite 1020, 800 West Pender Street, Vancouver, British Columbia, Canada V6C 2V6, telephone (604) 684-6365, facsimile
(604) 684-8092. Continental's legal registered office is in care of its Canadian lawyers Lang Michener LLP, Barristers & Solicitors, at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada V6E 4N7, telephone (604) 689-9111, facsimile (604) 685-7084.

Schematic of Continental Before the Merger

Continental operates directly and through its subsidiaries as follows:


Continental Minerals Corporation
          (Canada)
               |                                        Great China Mining, Inc.
               | 100%                             (formerly, China NetTV Holdings Inc.)
      N7C Resources Inc                                     (United States)
       (Cayman Islands)                       [unrelated to Continental Minerals Corporation]
               |                                                     |
               | 100%                                                |
      N8C Resources Inc.                                             |
       (Cayman Islands)                                              |
               |                                                     |
               |         60%                             400%        |
               |_____________________________________________________|
                                        |
                                        |
                                Highland Mining Inc.
                              (British Virgin Islands)
                                        |
                                        |    100%
                                        |
                      Tibet Tian Yuan Minerals Exploration Ltd.
                            (People's Republic of China)
                                        |
                                        |    100%
                                        |
                                Xietongmen property


              (See page 123 for organization Post Merger schematic)

Subsidiaries Information

As is evident from the schematic (see separate Schematics of Continental Before and Continental Post- Merger) Continental operates through a number of directly and indirectly wholly-owned subsidiaries, material information in respect of which is as follows:

a) Cayman Subsidiaries

After the Merger and completion of the Related Transactions, Continental will directly and indirectly own four Cayman Islands ("Cayman") subsidiaries namely N7C Resources Inc, N8C Resources Inc., Top Mining Limited and Skyland Mining Limited. Cayman is a jurisdiction which levies no income or capital gains taxes and hence is ideal for ownership by North American corporations of assets which are outside of North America so that dispositions of those assets when held through Caymanian corporations will not attract taxes. Thus the structure will allow Continental to retain the use of any gross proceeds from a disposition of an interest in Xietongmen, if any, for other corporate purposes without having to pay a portion of any gain in taxes.

Cayman is a common law jurisdiction whose legal principles are derived from English law and hence the Cayman subsidiaries are established by certificate of incorporation and articles of association. The articles are in effect a contract amongst the shareholders and the company and provide that the shareholders
(ultimately Continental) have the right to appoint all the directors of the Cayman company. Therefore the accounts of the Cayman company are consolidated with those of Continental and Continental has all the rights and privileges of a 100% shareholder or owner of the company as would be typical for any North American company. Each Cayman company has only one class of shares namely common shares which are its only voting securities. Continental has arrangements for individuals resident in Cayman to serve as directors of the Cayman subsidiaries and these persons can be changed, should Continental deem such change necessary. Cayman imposes no residency requirements on its companies nor are there any capital repatriation restrictions. The ability of a Cayman company to pay dividends is limited only by the requirement that it remain solvent after the payment.

b) British Virgin Island ("BVI") Subsidiary

Highland Mining Inc. is the BVI subsidiary which owns the shares of the Chinese company which owns the exploration rights to the Xietongmen Property. Highland was the entity which was jointly owned by Continental and Great China on a 60:40 basis under the previous option and shareholders' agreement arrangements with Great China. BVI is also a common law jurisdiction which imposes no taxes therefore the comments above in connection with the Cayman subsidiaries are generally applicable as well to Highland.

Chinese Subsidiaries

Continental will indirectly own three Chinese subsidiaries after the Merger namely Tibet Tian Yuan Minerals Exploration Ltd ("Tian Yuan"), Tibet Xi Hua Mining Development Inc. and Tibet Jiaertong Development Inc. Tian Yuan is the most material of the three as it owns the exploration rights to the Xietongmen Property as well as the nearby Banongla Property while the other two own area of interest properties of indeterminate value.

As wholly foreign-owned enterprises ("WFOEs"), the indirect Chinese subsidiaries of Continental are subject to Chinese company law and regulations and those special regulations applicable to WFOEs, and are established by certificate of approval, articles of association and business licence. The articles, as the constituting document of a WFOE, are binding on the shareholders, the WFOE, and the directors and officers of the WFOE, and provide that the shareholders have the right to appoint all the directors of the WFOE. The investments, profits and other lawful rights of the shareholders of the WFOEs are entitled to protection under Chinese laws and regulations, which may be less developed than those applicable to companies in other countries. The Chinese legal system is a system based on written statutes, and prior court decisions may be cited for reference but have limited precedent value. As a limited liability company, a WFOE does not issue shares and each has a specified amount of registered capital which can be paid up by instalments and is the limit of liability of the shareholder(s) to the WFOE. Continental can, in the names of the immediate parent companies of the Chinese WFOEs, appoint any individuals resident in China or else where to serve as directors of the WFOEs and such persons can be changed at any time. There are no residency requirements for the directors and officers of the WFOE.

The Chinese government imposes control over the convertibility of the local currency, the RMB, into foreign currencies and the remittance of foreign currencies outside China. Under current regulations, there is no restriction on foreign exchange conversion on the current account (including dividend payments to foreign investors) although any foreign exchange transaction on the capital account (such as capital repatriation) is subject to significant foreign exchange controls and requires the prior approval from the State Administration of Foreign Exchange. However, even on the current account, the RMB is not a freely-convertible currency. Continental's indirect Chinese subsidiaries are allowed to pay outstanding current account obligations in foreign exchange but must present the proper documentation to a designated foreign exchange bank in order to do so. While the Chinese government is generally relaxing restrictions on foreign exchange, there is no certainty that all future local currency can be converted and repatriated.

Chinese WFOEs receive special tax treatment in China. As a result of national tax regulations and local incentives, exemption and reduction in enterprise income tax rate are granted to WFOEs in certain industrial sectors and/or geographic areas. Accordingly, Continental's Chinese subsidiaries will not pay enterprise income tax in the first two profitable years and will do so at a reduced rate thereafter for another three years. There can be no guarantee that this favourable tax treatment will continue following the applicable exemption and reduction periods, or at all. There has been discussion about removing the tax incentives currently offered to foreign invested enterprises since wholly domestically owned companies do not receive such incentives. Under current Chinese laws, any dividends paid by WFOEs to foreign investors are not subject to Chinese tax.

General Development of Continental's Business

Continental (and its predecessor companies) has been in the natural resource business since incorporation. Continental's principal business activity is the acquisition and exploration of mineral properties with a view to adding value to them for possible sale or joint venture to a major mining company. Continental's business does not contemplate that single-handedly developing a resource property into a commercial mine is a realistic possibility.

During 2001, Continental completed an arrangement agreement (the "Arrangement") whereby Continental transferred its principal mineral property interest for the previous 20 years, the Harmony Gold Property, to Gibraltar, a subsidiary of publicly-listed Taseko, a company with certain directors in common. The primary consideration for this transfer was the receipt of the tracking preferred shares of Taseko's subsidiary Gibraltar which are held as a Continental asset but in respect of which the holders of Continental's issued preferred shares have sole entitlement (see "Information regarding Continental - Off-Balance Sheet Arrangements").

In December 2004, an option agreement was finalized for Continental to earn up to 60% of the equity of Highland and received Canadian and Chinese regulatory approvals. Under the option agreement, Continental acquired options to earn up to a 60% indirect interest in the Xietongmen Property. Continental has completed all of its obligations under the option agreement, and has earned a 60% interest in Highland Mining Inc. effective (by agreement) July 1, 2006. The Xietongmen Property is Continental's only material mineral project.

Xietongmen Property

Location and Property Description

The Xietongmen Property is located at latitude 29 degrees 22.5' N and longitude 88 degrees 25.5' E, approximately 260 kilometers west of Lhasa, Tibet, in the People's Republic of China (Figure 1).


                                 [Map Omitted]


Mineral title is acquired by application to the Chinese government based on map-based (versus on-ground) claim staking. The prospecting license permit number for the 1,291-hectare Xietongmen Property is 0100000420086. It was registered and issued by the Tibet Geological Exploration Bureau, Ministry of Land and Resources. The prospecting licence permit has recently been renewed, and the expiry date is October 10, 2008. To maintain the prospecting license permit, payment of an annual fee of about Cdn$20 per square kilometer is required, and for the Xietongmen Property the cost is Cdn$258 per year. Prospecting work must also be completed on the Xietongmen Property on an ongoing basis to keep the prospecting license permit in good standing. Expenditures of approximately Cdn $20,000 per year are required, and Continental's recent expenditures have greatly exceeded this requirement.

Permits for surface and underground exploration surveys and drilling are in place. To mine, surface rights need to be purchased and a land use license acquired with an annual fee. Prospecting license holders have a "privileged priority" or "priority right" to obtain a mining license to the mineral resources within their prospecting area. For a mining license, the applicant must meet the conditions and requirements set out in the law in China with respect to such things as adequate funding, technical qualifications, mining plans (Feasibility Study approved by the Chinese Design Institutes) and the preparation of environmental and social impact statements.

Topography, Climate, Access and Infrastructure

The Xietongmen Property lies south of the eastern Gangdese Mountains. Topography is moderate and the principal area of interest is at an altitude of approximately 4,200 meters. The broad Tsangpo River valley is located approximately two kilometers from the southern Xietongmen Property boundary.

The Xietongmen Property has a semi-arid climate with 300-400 mm of rainfall occurring from June to September and minimal to no precipitation from October to May. Night temperatures are -5oC to 15oC and day temperatures are +5oC to +15oC. Summer temperatures range from 5oC to 25oC. Little snow accumulates below an elevation of 5,000 meters. Exploration activities can be conducted year round with the exception of a few days during the rainy season and after the occasional snowfall.

The Xietongmen Property is well located for development. A paved highway and hydro-generated electric transmission lines pass near the southern end of the Xietongmen Property. The highway provides direct access to the city of Rikaze (locally known as Shigatse) population 100,000, approximately 53 kilometers to the east, where fuel, food, lodging and office facilities are available. In addition, a cement plant is located on the highway into Rikaze, some 40 kilometers from the Xietongmen Property. Other supplies, heavy equipment, equipment operators and vehicles are readily obtainable also in Rikaze or in Lhasa, a drive of less than four hours from Rikaze. A railway was completed to Lhasa in late 2005, which connects to multiple copper smelters and other industrial centers located throughout China. Construction of a railway extension (200 kilometers) from north of Lhasa to Rikaze has also been initiated by the Chinese government, with completion expected in 2010.

History of Xietongmen Property

The Chinese Government provided funds to carry out regional geological surveys at a scale of 1:1,000,000 during the years 1983-1985. The Tibet Geological Bureau sponsored regional geochemical stream sediment surveys at a scale of 1:500,000 during the years 1989-1990 and followed-up a gold anomaly in the vicinity of the Xietongmen Property in 2000. This work included geological, geophysical and soil geochemical surveys and digging of several widely spaced test pits.

Two adits were excavated in 2001 and 2002, respectively, by the 6th Geological Exploration Team of Tibet to determine the nature and tenor of the mineralization. Consecutive two meter long channel samples were cut from the toe of the adit walls. These adits and their crosscuts total approximately 172 meters and 443 meters, respectively, in length.

In December 2002, a predecessor-in-title associated with Mr. Zhi Wang, Honglu Investment Holdings Ltd ("Honglu"), acquired the Xietongmen Property and a prospecting permit for the Xietongmen Property through its 65% owned subsidiary Danlu Resource Development Co. Ltd. Great China Mining acquired a 100% interest in the Xietongmen Property from Honglu in July 2003, and drilled two vertical holes totalling 703 meters. The 50 millimetre diameter core was split in half by chisel and sampled at consecutive 2 meter intervals. Core, underground and pit samples were assayed for only gold and copper.

Strong copper-gold mineralization and a laterally extensive copper-gold soil geochemical anomaly were reported from the work by the 6th Geological Exploration Team and by Honglu. Continental carried out a due diligence program in late 2003 and in the first half of 2004, including a review of all existing data, physical examination of the Xietongmen Property and underground workings, and re-logging, re-sampling and re-assaying of drill core.

Geology

The Xietongmen Property is situated within an east-trending suite of volcanic rocks that formed between >120 and 30 million years ago. A 4 kilometer-long alteration zone has overprinted volcanic and related intrusive rocks adjacent to an altered diorite intrusion. This zone hosts widespread porphyry-style copper and gold mineralization that may be amenable to open-pit mining.

Mineralization on the Xietongmen Property occurs within a 300 to 500 meter wide, west-northwest trending, zone that has been traced along strike by geochemical surveys, geological mapping and test pit excavation for at least 2.5 kilometers. Two principal areas of porphyry-type mineralization are known on the Xietongmen Property; these are the Xietongmen deposit and a second zone located 1.3 kilometers to the west of the Xietongmen deposit, the Lantongmen zone.

The Langtongmen zone encompasses an area of scattered outcrop approximately 1 kilometer in diameter. Reconnaissance-type rock chip samples of intensely weathered, veined and altered volcanic rocks and a quartz porphyry intrusion, similar to the mineralized intrusion at the nearby Xietongmen deposit, carry anomalous concentrations of copper and gold.

Historical exploration and the work reported herein have clearly established good horizontal and vertical continuity of copper-gold mineralization in the Xietongmen deposit over a volume that, at the end of the 2005 program, measured 900 meters in the northwest-southeast direction and 400 meters in the northeast-southwest direction, and averages 200 meters in vertical thickness.

Sulfide mineralization within the primary copper zone in the Xietongmen deposit averages about 8% but, locally, can be much higher. Native gold is rare and, when found, occurs with the sulfide minerals. It can only be seen under a microscope. The sulfides occur as fine, disseminated grains or are hosted in veins.

Surface Exploration and Drilling

Continental undertook a major exploration program at the Xietongmen Property in 2005. The work comprised 10 square kilometers of geological mapping, collection of approximately 1,100 rock chip and 500 soil samples, and completion of 63 diamond drill holes totalling 21,233 meters. Exploration expenditures through December 31, 2005, were approximately $6.3 million. Drilling focused on the southeast portion of an open-ended, coincident copper and gold soil geochemical anomaly that measures over 2,500 meters in length, and began near to two historical drill holes and two exploration passages in which significant copper and gold grades had been encountered from sampling. Drilling in 2005 encountered continuous, strong copper and gold mineralization, over intervals averaging 200 meters in length, in 62 holes in the main deposit.

Drilling in 2005 encountered continuous, strong copper and gold mineralization, over intervals averaging 200 meters in length, in 62 holes in the main deposit. The drill holes were laid out on a 50 meter grid pattern. The area drilled measures approximately 750 meters in the northwest-southeast direction by up to 350 meters in the northeast-southwest direction. Copper-gold mineralization was encountered in all drill holes hosted by volcanic rocks. Assay results show that copper and gold mineralization is well-developed and has excellent lateral and vertical continuity. The base of mineralization coincides with either the hanging wall contact of a hornblende quartz diorite sill (flat lying intrusion), or an alteration change located up to several tens of meters above the contact. In either case, the change from strongly to weakly mineralized rock is fairly abrupt.

Continental's delineation drilling program for 2006 was designed to fully access the resource potential of the Xietongmen deposit at an estimated cost of $10 million. The program plans included:

    o     22,000  meters  to  establish   the  limits  and   continuity  of  the
          mineralization to establish mineral resources that could be used for a feasibility study; and

    o 8,000 meters to collect metallurgical samples, to conduct geotechnical testing and to sterilize sites selected for infrastructure.

Over 33,600 meters and 150 holes were drilled in the Xietongmen 2006 program, which was completed by mid October.

Delineation drilling was completed in September. A total of 25,300 meters were drilled in the program that both confirmed the continuity of the mineralization and expanded the deposit in all directions.

In addition, 5,200 meters of metallurgical, hydrological and geotechnical drilling were completed to characterize the deposit, pit slopes, and potential rock and tailings storage sites.

Approximately 3,000 meters of exploration drilling was done to test the Langtongmen zone. Additional drilling of Langtongmen and other exploration targets is planned for 2007.

Metallurgy

The Xietongmen porphyry copper-gold deposit is comprised of continuous mineralization hosted largely by volcanic rocks. Mineralization is broken down into three zones: oxide, enriched copper and primary copper with average thicknesses of 20 metres, 40 metres and +200 metres, respectively. Initial tests were performed, under the supervision of an independent metallurgist, on five different samples of mineralization in drill cores. The samples were taken by Continental personnel. The objective of the program was to provide an understanding of potential processing methods that could be used to treat the mineralization at Xietongmen.

Samples for the preliminary metallurgical test work were collected from drill cores from holes in Continental's 2005 program. None of the samples are grab samples and none have been collected from rock dumps.

Three samples were taken from the lower, middle and upper portions of the primary copper zone and one sample was taken from each of the enriched copper and oxide zones. Samples were composites of 1/4 core taken from several drill holes. Samples were taken over an average length of 11.2 meters from five holes in the oxide zone; over an average length of 8.5 meters from seven holes in the enriched copper zone and from a total of 16 holes in the primary copper zone: an average length of 10.9 meters in 7 holes in the upper; an average length of 4.9 meters in 15 holes in the middle; and an average length of 5.2 meters in 14 holes in the lower. An additional composite sample was made from samples of the three subzones in the primary copper zone. Each sample weighed 40 kg.

The samples were analysed by fire assay. The copper assay for the oxide zone sample is 0.17% and for the enriched copper zone sample is 1.50%. The average copper assay for the primary copper zone samples is 0.56%. The gold assay for the oxide zone sample is 0.7 g/t and the average gold assay for the primary zone samples is 1.0 g/t.

A variety of metallurgical tests were conducted on the samples. The results from the scoping-level tests indicate that even relatively coarse ground material from the primary copper and enriched copper zones can be treated using flotation. Average recoveries for the rougher flotation are: 93.4% copper and 82.7% gold from the composite sample of the primary copper zone, and 90.6%
copper and 75.4% gold from the enriched copper zone sample. The results are encouraging. Additional work is required, in particular, on material from the enriched copper zone and to fully assess gold recovery, but it is anticipated that concentrate grades of 25% copper, or better, are possible. More comprehensive studies are taking place in conjunction with feasibility work in 2006, including additional sampling from core and detailed metallurgical testwork.

Mine Planning

A conceptual pit design was developed by Wardrop Engineering Inc, a Canadian based consulting organization, in late 2005. This work was updated by P. Beaudoin, P. Eng, using a February 2006 updated resource model. This preliminary work indicates that the Xietongmen deposit could potentially be mined by open pit methods at a low strip ratio of between 1.25-2.0 tonnes of non-mineralized for 1.0 tonne of mineralized rock.

Additional drilling to fully delineate the Xietongmen deposit, and determine its engineering characteristics, is underway in 2006. This information will be used for more detailed mine planning studies.

Sampling and Analytical

In 2003, all drill core from Honglu's two holes was logged and sampled by the 8th Geological Brigade and sent by Honglu personnel to a laboratory in Lhasa, Tibet. The samples averaging 1.98 meters in length were analyzed for gold and copper

Sixty-three drill holes were completed by Continental in 2005. Drill core was transported from the drill site by a company truck to a secure logging, sampling and sample preparation facility at Rikaze, Tibet. A total of 10,193 core samples, averaging 2.24 meters in length, were taken by Continental personnel from the 63 holes.

Security

The drill core was boxed at the drill rig and transported daily by Continental's truck to the secure logging, sampling and sample preparation facility at Rikaze. The core was geologically and geotechnically logged, given Quality Assurance Quality Control ("QAQC") designations, and photographed and sampled under the supervision of Continental's geological staff. The cores were then divided in two and samples were dried, crushed and split under the supervision of laboratory personnel in an adjoining secure facility. The prepared samples were transported to Canada for analysis. The remaining half of the drill core and the coarse rejects were retained at the Rikaze facility.

Sample Preparation and Analysis

An accredited laboratory in Vancouver, Canada performed the analytical work for the 2005 drill program. All samples were analyzed for gold by fire assay, and for 40 elements, including copper by a four-acid digestion, multi-element method.

Continental implemented a rigorous QAQC program after taking over the Xietongmen Property in 2005. This program was in addition the QAQC procedures used internally by the analytical laboratories. The results of this program indicate that analytical results are of high quality and are suitable for use in detailed modeling and resource evaluation studies.

Resource Estimates

The Xietongmen Property is without known reserves and is exploratory in nature. The Resource estimates were prepared based on the results of the 2005 drilling program by Continental staff, and audited by Gregory Mosher, P.Geo., and Andrew Nichols, P.Eng., of Wardrop Engineering Inc.

The exploration program in 2005 outlined a mineral resource at the Xietongmen Property that was well defined internally (50-meter drill hole spacing) and open in all directions at its perimeter. The Resource estimation was done by ordinary kriging and the classification was based upon variography range, which is a geostatistical measure of spatial continuity of copper and gold mineralization contained within the drill core samples upon which the Resource estimate is based. Blocks situated within an average distance of 75 meters or less of the input samples were classified as Measured Resources, and blocks situated within an average distance of between 75 and 100 meters from the input samples were classified as Inferred Resources. The 75-meter limit for the Measured Resource category represents about 25% of the variographic range for gold and less than 15% of the range for copper. The 100-meter limit for the Inferred Resource category represents 30% of the range for gold and less than 20% of the range for copper.

On the basis of the classification criteria employed for the deposit on the Xietongmen Property, a portion of the Resource could have been categorized as Indicated Resources. Continental elected not to include Resources in this category and, as the Inferred Resource category is of a lower level of implied confidence than the Indicated Resource category, Wardrop considered this approach to be conservative and did not object to the omission.

The Resources presented in the table below are based on an initial quantification evaluation carried out on the Xietongmen deposit at the
Xietongmen Property. As a consequence, there is no economic study, such as "scoping", "preliminary economic assessment", "preliminary feasibility study" or "feasibility study" that pertains to the Xietongmen deposit. A Resource estimate is, by necessity, preliminary in nature and, in the absence of benchmarks established by economic analysis, employs certain assumptions. One of these assumptions is the cut-off grade. The tables below present the quantities and grades of Resources estimated to be present on the Xietongmen Property within the range of cut-off grades to which similar economically exploitable deposits are subject. Based on management's review of comparable deposits, resources at cut-off grades of 0.3%, 0.5% and 0.7% may not be economic for the Xietongmen Property.

     CAUTIONARY  NOTE  TO  U.S.  INVESTORS   CONCERNING  ESTIMATES  OF  MEASURED
     RESOURCES

     THIS SECTION USES THE TERM "MEASURED". WE ADVISE U.S. INVESTORS THAT WHILE THIS TERM IS RECOGNIZED AND REQUIRED BY CANADIAN REGULATIONS, THE U.S. SECURITIES AND EXCHANGE COMMISSION DOES NOT RECOGNIZE IT. U.S. INVESTORS ARE CAUTIONED NOT TO ASSUME THAT ANY PART OR ALL OF MINERAL DEPOSITS IN THIS CATEGORY WILL EVER BE CONVERTED INTO RESERVES.

                 Table 2. Xietongmen Deposit Resource Estimates

                               MEASURED RESOURCES

               Assumed        Tonnes       Cu       Au      CuEq
               Cut-off       Millions       %       g/t       %
                CuEq %
            --------------- ------------ -------- -------- --------
                 0.30          130.7      0.44     0.65     0.81
            --------------- ------------ -------- -------- --------
                 0.50          106.3      0.49     0.73     0.91
            --------------- ------------ -------- -------- --------
                 0.70          79.7       0.54     0.81     1.01
            --------------- ------------ -------- -------- --------

Note 1 By prescribed definition, "Mineral Resources" do not have demonstrated economic viability.
Note 2 Copper and gold equivalent calculations use metal prices of US$1.00/lb for copper and US$400/oz for gold. Adjustment factors to account for differences in relative metallurgical recoveries for gold and copper will depend on the completion of definitive metallurgical testing. CuEq = (Au g/t x 12.86/22.046)
Note 3 Resources were estimated using ordinary kriging, employing a cut of top values to 5 g/t for gold and 2.0% for copper.

CAUTIONARY NOTE TO U.S. INVESTORS CONCERNING ESTIMATES OF INFERRED RESOURCES

THIS SECTION USES THE TERM "INFERRED RESOURCES". WE ADVISE U.S. INVESTORS THAT WHILE THIS TERM IS RECOGNIZED AND REQUIRED BY CANADIAN REGULATIONS, THE U.S. SECURITIES AND EXCHANGE COMMISSION DOES NOT RECOGNIZE IT. "INFERRED RESOURCES"

HAVE A GREAT AMOUNT OF UNCERTAINTY AS TO THEIR EXISTENCE, AND GREAT UNCERTAINTY AS TO THEIR ECONOMIC AND LEGAL FEASIBILITY. IT CANNOT BE ASSUMED THAT ALL OR ANY PART OF AN INFERRED MINERAL RESOURCE WILL EVER BE UPGRADED TO A HIGHER CATEGORY. UNDER CANADIAN RULES, ESTIMATES OF INFERRED MINERAL RESOURCES MAY NOT FORM THE BASIS OF FEASIBILITY OR PRE-FEASIBILITY STUDIES, EXCEPT IN RARE CASES. U.S. INVESTORS ARE CAUTIONED NOT TO ASSUME THAT PART OR ALL OF AN INFERRED RESOURCE EXISTS, OR IS ECONOMICALLY OR LEGALLY MINEABLE.

                               INFERRED RESOURCES

           Assumed Cut-off    Tonnes       Cu       Au      CuEq
               CuEq %        Millions       %       g/t       %
           ---------------- ------------ -------- -------- --------
                0.30           41.2       0.37     0.50     0.66
           ---------------- ------------ -------- -------- --------
                0.50           28.8       0.43     0.59     0.78
           ---------------- ------------ -------- -------- --------
                0.70           16.2       0.50     0.71     0.91
           ---------------- ------------ -------- -------- --------

Note 1 By prescribed definition, "Mineral Resources" do not have demonstrated economic viability.
Note 2 Copper and gold equivalent calculations use metal prices of US$1.00/lb for copper and US$400/oz for gold. Adjustment factors to account for differences in relative metallurgical recoveries for gold and copper will depend on the completion of definitive metallurgical testing. CuEq = (Au g/t x 12.86/22.046)
Note 3 Resources were estimated using ordinary kriging, employing a cut of top values to 5 g/t for gold and 2.0% for copper.

Surrounding Properties

In early 2005, Great China acquired certain rights with respect to four properties (151.5 square km) surrounding the Xietongmen Property. The properties are known as Zemoduola, Dongappu, Banongla and Tangbai. The boundaries of Zemoduola, Dongappu and Banongla lie within 10 km of the Xietongmen Property boundary. The Dongappu and Banongla properties are contiguous to the Xietongmen Property. Acquisition of 100% of the exploration rights to these properties was important because the trend of current mineralization at the Xietongmen Property may extend towards and into the adjoining Dongappu and Banongla properties. The Tangbai property lies approximately 13.5 km to the east of the Xietongmen Property. These properties are being transferred to Continental as part of the Related Transactions. (See "Related Transactions and Interests of Great China Insiders in the Merger - Acquisition of Surrounding Properties)

Mining in China - An Overview

Currency

The current monetary unit in China is the RMB (also referred to as yuan). Since 1993, the exchange rate has declined slightly from 8.45 RMB per US Dollar to
7.88 RMB per US Dollar as of October 31, 2006. At October 31, 2006, the exchange rate was 7.02 RMB per Canadian Dollar.

Outward Remittance of Funds by Foreign Investors

China has a set of regulations relating to outward remittance by foreign investors of their share of profits and final repatriation of their investments in foreign currency. Subject to payment of applicable taxes on profits and payment of its paid-up subscribed capital contribution, the foreign investor in a Sino-foreign joint venture may remit out of China, in foreign exchange, its shares of the distributable profits or dividends. Remittance by a foreign investor of some other amounts (including, for instance, proceeds of sale arising from a disposal by the foreign investor of any of its investment in China and a foreign investor's distributable income derived from the assets of the foreign investment enterprise after its liquidation) out of China is subject to the approval of the State Administration of Foreign Exchange or its local branch office. Additional restrictions on the repatriation of earnings in China may be imposed in the future.

Environmental Law

In March 1994, the Chinese government adopted and promulgated  China's Agenda 21
- White Paper on China's  Population,  Environment  and  Development in the 21st
Century. This document puts forward China's overall strategy, measures and program of action for sustainable development. The Environmental Protection Law of the People's Republic of China has established the basic principles for balancing environmental protection with economic and social development and defines the rights and duties of governments of all levels and of all individuals and corporations regarding environmental protection. China has enacted and promulgated many special laws governing environmental protection, including the Law on the Prevention and Control of Water Pollution, the Law on the Prevention and Control of Air Pollution and the Law on the Prevention and Control of Environmental Pollution by Solid Waste. In addition, the Chinese government has enacted more than 30 administrative decrees regarding environmental protection.

Mineral exploration must be carried out in compliance with all environmental legislation and regulations and an environmental impact assessment report must be filed when applying for the establishment of a mineral exploration or mining corporation and when applying for a mining permit. An environmental impact assessment must be completed by a qualified Chinese entity and the environmental impact assessment report must be approved by the provincial or state environmental protection agency.

Costs incurred by Continental to comply with environmental regulations to date have been nominal compared to its exploration expenditures.

Mining Law in China

Natural resources in China are the property of the State. A new Mineral Resources Law of the People's Republic of China came into force on January 1, 1997. The Ministry of Land and Resources ("MOLAR") has central control over all mineral resources in China. MOLAR and the departments of land and resources ("DOLAR") at the provincial and county level are responsible for issuing exploration and mining permits, which represent the rights to explore and mine natural resources in China.

In early 1998 three regulations were promulgated, regarding (a) Registering to Explore for Mineral Resources Using the Block System; (b) Registering to Mine Mineral Resources; and (c) Transferring Exploration Rights and Mining Rights. In late 2000, a regulation was promulgated regarding the Grant and Transfer of Mineral Rights. On June 11, 2003, MOLAR issued the Measures for the Administration of Invitation to Bid, Auction and Listing of Exploration Rights and Mining Rights (for Trial Implementation), which was amended in part by MOLAR's Notice of Further Regulating the Administration of the Grant of Mineral Rights issued on January 20, 2006. Depending on the type of mineral, the granting of exploration rights and mining rights may be subject to invitation to bid, auction or listing.

Applicants, subject to certain registration and business license requirements, may apply to obtain exploration permits. Under the Circular on Relevant Issues in Standardizing the Scope of Authorization to Grant Exploration Permits and Mining Licenses issued by MOLAR on September 30, 2005, foreign-invested enterprises are put on an equal footing with domestic companies in relation to the issuance of mineral rights and in certain circumstances the relevant DOLAR at the provincial level is delegated with the authority to issue exploration permits to them. Permit holders must pay an annual exploration fee ranging from 100 to 500 RMB per square kilometer. Minimum exploration expenditures of 2,000 RMB in the first year, 5,000 RMB in the second year and 10,000 RMB each year thereafter for each square kilometer must be committed within an exploration permit. Generally, an exploration permit is valid for no more than three years but extensions may be granted for periods not to exceed two years for each extension. Exploration programs must commence within six months of the issuance of the exploration permit. Otherwise, fines may be imposed depending on the size of the exploration permit.

A mining permit, which is required for any exploitation and mining activities, can be obtained by applying to the appropriate government department. The holders of exploration rights have priority to obtain mining permits on the same areas within the valid term and reserved term of the exploration permits. Holders of mining permits are required to pay mining rights use fees in the amount of RMB 1,000 per square kilometer within the mining permit, although such mining rights use fees may be exempted for companies conducting mining China's western region. If the mining project is large, the mining license is normally valid for a period of up to 30 years, 20 years for medium scale projects, and 10 years for small-scale projects. Applications can be made to extend the valid period of the mining license.

If the exploration permit or mining permit to be granted to an applicant was developed with State funds, the applicant will be required to pay a purchase price for such permit that is determined based on a formal valuation of the permit by a local mining industry assessor, such valuation being subject to verification by MOLAR.

Exploration rights and mining rights can be transferred, with government approval, provided that, among other things, a minimum capital investment has been made and a minimum period has passed since the transferor's original acquisition of such rights.

The Chinese government has classified mineral exploration by foreign companies as being encouraged, allowed, restricted or prohibited, depending on the mineral. Foreign investment in the mining of low-grade and refractory gold ores is encouraged, while mining of other types of gold ores and exploration of all types of gold ores are restricted. Sino-foreign joint ventures may be established to mine and to explore for gold ores in China. In China's western region, wholly foreign owned enterprises may be established to mine low-grade and refractory gold ores. A gold mining company will be required to obtain a gold mining certificate from the National Development and Reform Commission.

A mining company will be required to obtain the lawful right to use the land it will occupy in connection with operation of the mine. It may do so through a grant or allocation of land use rights from the State, or through a transfer or lease of rights from the prior holder of the land use rights.

Plan of Operations for Continental Post-Merger

Continental expects to spend $24.3 million in 2006 and 2007 on the Xietongmen Property, with about $18.5 million to be spent in 2006, as tabulated below:


                                                               2006                             2007
                    Activity                                   Cdn$                             Cdn$
------------------------------------------------- ------------------------------- ---------------------------------
Delineation and engineering drilling                         10,996,000                               -
------------------------------------------------- ------------------------------- ---------------------------------
Exploration drilling (other targets)                          1,833,000                       1,722,000
------------------------------------------------- ------------------------------- ---------------------------------
Engineering                                                   1,943,000                         957,000
------------------------------------------------- ------------------------------- ---------------------------------
Environmental                                                 1,165,000                       1,164,000
------------------------------------------------- ------------------------------- ---------------------------------
Socioeconomic                                                   628,000                         627,000
------------------------------------------------- ------------------------------- ---------------------------------
Site Support                                                  2,000,000                       1,171,600
------------------------------------------------- ------------------------------- ---------------------------------
TOTAL                                                        18,565,000                       5,750,600
------------------------------------------------- ------------------------------- ---------------------------------

Currently, Continental is spending about $500,000 (all inclusive) per month on drilling the Xietongmen Property, and with additional programs has spent $14.4 million on exploration to September 30, 2006. In 2006, Continental will also require approximately $1 million in other administration or business activity funding in addition to the $2 million for site support. The recommended program expenditures are not interdependent and Continental may complete portions of it as funding permits. Continental plans to seek additional financing both prior to and after the Merger.

The objectives of the 2006 program are to fully assess the Resource potential of the Xietongmen Property and initiate programs for a feasibility study and environmental and social impact assessments. These studies are targeted for completion in 2007. The Xietongmen deposit remains open to the north, south and east, so there is potential to increase the current Resources. Drilling is currently underway with several rigs on the site (See "Xietongmen Property - Surface Exploration and Drilling").

Surface exploration in 2005 outlined several anomalous areas elsewhere on the Xietongmen Property that need to be drill tested. A ground magnetic survey took place early in the 2006 to better define the underlying geology and various areas of mineralization and drilling is planned to test these geophysical and copper-gold anomalies later this year.

Extensive engineering studies have also been initiated. Approximately 8,000 metres of drilling will be directed toward collecting data to support these studies. Some holes will be drilled to provide additional samples to complete metallurgical test work, and others will be directed toward assessing the geotechnical and hydrological characteristics of the deposit and site for mine and infrastructure planning.

A systematic program of metallurgical sampling to evaluate the deposit in greater detail was initiated in February, 2006. A total of 74 composite samples have been collected and shipped to a Canadian assay and metallurgical consulting firm in Canada (See "Xietongmen Property - Metallurgy").

Ensuring that the project proceeds in a manner that respects local socioeconomic priorities, incorporates a high standard of environmental management, and provides direct tangible benefits to local communities are key objectives of the programs at Xietongmen. These principles will guide on-the-ground programs and development of environmental and social impact assessments.

The community engagement program will be expanded along with the other project activities in 2006, and formal baseline socioeconomic and environmental studies will be in progress. The socioeconomic programs at the Xietongmen Property involve two aspects: data collection for social impact assessment that will form part of any feasibility studies for the project and mainly carried out by consultants, and an ongoing community engagement program that is carried out by Continental. The consultants carry out detailed analysis of legislative requirements, as well as conducting extensive surveys with the local people and village governments.

Continental began a community engagement program last year, and has expanded the program in 2006. There have been donations to the Township Centre School as well as three local village schools. There has also been work done in villages to improve their water systems, including the supply of water lines, pump repairs, etc. Irrigation ditches have been dug or repaired, roads cleared after a flash flood, etc.

We continue to be focused on employing people from the local communities, in positions such as drill helpers, core shack technicians and site labourers. In addition, we have engaged a Tibetan manager for our community engagement program and he has a team of 3-4 people from the local area that have conducted demographic surveys in the villages, and communicate with the villages about roads and other activities that are being carried out in conjunction with the exploration program. Another objective of this program is to keep the local communities advised, get input on the project and determine ways to bring more sustainable benefits by planning for skills training and community development.

Critical Accounting Policies And Estimates

Continental's consolidated financial statements and accompanying notes have been prepared in accordance with Canadian GAAP with a reconciliation to US GAAP. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant areas require the use of management estimates related to the determination of potential impairments of investments in mineral properties.

Continental regularly evaluates the accounting policies and estimates that it uses to prepare its consolidated financial statements. In general, management's estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management.

The amount recorded for the Xietongmen Property is subject to impairment considerations under Canadian and US GAAP. Continental reviews and evaluates this property and its other long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. Any impairment loss would be measured as the amount by which the asset carrying value exceeds its fair value. No impairment losses were recorded during the years ended December 31, 2005 and 2004.

Where conditions suggest impairment of long-lived assets, estimated future net cash flows from each property or group of properties would be calculated using estimated future mineral prices; operating, capital and reclamation costs; and estimated proceeds from the disposition of assets on an undiscounted basis. Assumptions underlying future cash flow estimates are subject to risks and uncertainties as discussed below. Continental expects to base its determination of fair value on the calculation of discounted cash flows related to each property or group of properties.

Future cash flows for the Xietongmen Property and the Surrounding Properties include estimates of existing and recoverable amounts of minerals, mineral prices (considering current and historical prices, price trends and related factors), production rates and costs, capital and reclamation costs as appropriate. Mineral resources are estimated by professional geologists and engineers in accordance with recognized industry, professional and regulatory standards. These estimates require inputs such as future mineral prices, future operating costs and various technical geological, engineering, and construction parameters. Changes in any of these inputs could cause a significant change in the estimated resources, which in turn could have a material effect on the carrying value of the Xietongmen Property. Continental has recognized that development of the Xietongmen Property is a long-term project and any assumptions that may be made in any evaluation or analysis would be highly volatile, difficult to predict and subject to material change given that a feasibility study has not been completed on the Xietongmen Property.

In any impairment evaluation or analysis, management of Continental would take into consideration the political climate of China and related geopolitical risks, lack of engineering and more precise pre-feasibility work, permitting risks and other contingencies. Continental's plans for the development of the Xietongmen Property and the Surrounding Properties are also subject to a number of other risks, including the inability to access the mineral properties or that the exploration activities on the properties may not be successful, which could lead to abandonment of the mineral properties. (See "Risk Factors - Risks related to Continental's Business After the Merger".) Any future changes to these risks will inherently impact Continental's estimate of the future cash flows to be generated from the mineral properties and could have a material impact on the carrying value of the mineral properties.

If any of the risk factors listed above suggest that commercial mining would not be successful, or if mineral prices decline significantly, Continental may be required to write-down the value of the Xietongmen Property and Surrounding Properties to their fair values, if the recorded value of the properties exceeds the undiscounted cash flows expected from these assets. As well, certain risk factors, if occurring, may impact the going concern basis of financial statement presentation adopted in Continental's consolidated financial statements. If Continental failed to continue as a going concern by reason of not obtaining additional financial resources or achieving positive cash flows or for other reasons, its assets and liabilities on its financial statements may have to be restated on a liquidation basis, which is significantly different than a going concern basis. This may cause a write-down in the value of the Xietongmen Property and Surrounding Properties, if the book value or carrying amount of the properties exceeds the undiscounted cash flows expected from those assets.

Operating and Financial Review and Prospects of Continental

We, at Continental, are engaged in the exploration of the Xietongmen Property in Tibet, China. We do not have any properties in the development or production stages. Accordingly, we do have any revenues from our operations. We had working capital of approximately $(0.8) million as at June 30, 2006, compared to $3.9 million as at June 30, 2005 (See "Information Regarding Continental - Liquidity and Capital Resources").

The following discussion should be read in conjunction with the audited consolidated financial statements and related notes accompanying this proxy statement/prospectus. Continental prepares and files its consolidated financial statements with various Canadian regulatory authorities in accordance with Canadian GAAP. References should be made to note 9 to the annual financial statements which provide reconciliation between US GAAP and Canadian GAAP and their effect on our consolidated financial statements.

Operating Results

Continental's annual and quarterly operating results are primarily affected by the level of exploration activity associated with its mineral property interests. Economic factors such as foreign exchange fluctuations, mineral prices and regulatory developments may also affect our outlook but not our operating results to a significant degree although they may affect the trading price of our common stock. To management's knowledge, there are no known Chinese or Canadian governmental, economic, fiscal, monetary or political policies or factors that have materially adversely affected, or will likely materially adversely affect, directly or indirectly, our operations or investments by our U.S. shareholders. Inflationary factors have not had a material impact on our operating results for the five fiscal years ended December 31, 2005 or the six months ended June 30, 2006.

Results of Operations

First Six Months of 2006 Compared to 2005

The net loss for the six months ended June 30, 2006 increased to $9,147,628 compared to a net loss of $2,953,119 in the same period of 2005. The increase was primarily due to greater exploration activities on the Xietongmen Property.

The loss was comprised of exploration expenditure of $7,637,694 compared to $2,212,341 in the same period of 2005 and administrative expenses of $2,404,152 compared to $740,778 in the same period of 2005.

The exploration expenditures of $7,637,694 included costs for exploration of $7,442,880 (2005 - $2,033,017) and stock-based compensation of $194,814 (2005 -
$179,324). The main exploration expenditures during the period were $900,382 for assays and analysis, $2,570,649 for drilling, $1,043,687 for engineering, $248,430 for equipment rental and leases, $954,859 for geological, $759,782 for site activities, $314,353 for socioeconomic, and $342,100 for transportation.

The main administrative costs during the six month period were for salaries, office and administration, and legal, accounting and audit fees. Conference and travel expenses increased to $346,488 (2005 - $35,428). Salaries, office and administration costs increased to $884,616 (2005 - $328,275). Trust and filing fees increased to $31,698 (2005 - $30,012). Legal, accounting and audit expenses increased to $383,270 (2005 - $146,281). Included in the total administrative costs was stock-based compensation expense of $600,422, compared to $199,186 in the same period of 2005.

Interest income decreased to $24,731 in the first six months of 2006, compared to $78,970 in the same period of 2005. This was due to more cash funded to the exploration activities on the Xietongmen Property, and as a result, a lower cash balance was held by Continental.

Stock-based compensation of $795,236 was charged to operations for the first six months of 2006, compared to $378,510 in the same period of 2005. The increase in stock-based compensation expense was due to additional grants to employees and non-employees and increasing share price of Continental.

Fiscal 2005 compared with Fiscal 2004

The net loss for the year ended December 31, 2005 increased to $8.58 million, compared to a net loss of $5.60 million in 2004. The increase was primarily due to the exploration expenditures on the Xietongmen Property. The total net loss was comprised of exploration expenditure of $6.34 million (2004 - $3.37 million) and administrative expenses of $2.24 million (2004 - $2.23 million).

The exploration expenditures of $6.34 million included costs for exploration of $6.11 million and stock-based compensation of $0.23 million. The main exploration expenditures during the year were $2.91 million for drilling, $0.93 million for geological, $0.93 million for site activities, $0.60 million for assays and analysis, $0.33 million for transportation, $0.25 million for socioeconomic, and $0.11 million for engineering and equipment rental and leases.

Stock-based compensation of $0.82 million was charged to operations during the fiscal year 2005, compared to $2.44 million in 2004. The significant decrease in stock-based compensation expense was primarily related to a grant to non-employees in 2004.

The main administrative costs during the year were for salaries, insurance, office and administration, and legal, accounting and audit fees. Conference and travel expenses increased to $0.28 million, compared to $0.05 million in 2004. Insurance expenses increased to $0.1 million from $0.08 million in 2004. Salaries, office and administration costs increased to $0.73 million compared to

$0.36 million in 2004. Trust and filing fees increased to $0.04 million, compared to $0.03 million in 2004. In contrast, Legal, accounting and audit expenses decreased to $0.29 million in 2005, compared to $0.43 million in 2004. Included in the total administrative costs was stock-based compensation expense of $0.58 million, compared to $1.20 million in 2004.

Interest income increased to $0.14 million in 2005, compared to $0.12 million in 2004. This was due to a higher cash balance held by Continental in the first half of 2005, which had resulted from a private placement of $7 million in July 2004.

HDI carries out investor relations, geological, corporate development, administrative and other management activities for, and incurs third party costs on behalf of Continental under a 1996 agreement (see "Exhibits"). Continental reimburses HDI on a full cost-recovery basis. Costs for services rendered by HDI to Continental in fiscal 2005 were $1.30 million compared to $0.38 million in fiscal 2004, due to increased activities related to the Xietongmen Property. All transactions Continental enters into with HDI are fair to Continental and its disinterested shareholders.

Fiscal 2004 Compared with Fiscal 2003

The net loss for fiscal 2004 increased to $5.60 million from $0.60 million in fiscal 2003. The increase was primarily due to the exploration expenditures on the Xietongmen Property. The total net loss was comprised of exploration expenditure of $3.37 million (2003 - nil) and administrative expenses of $2.23 million (2003 - $0.60 million).

The exploration expenditures of $3.37 million included costs for preliminary exploration of $0.56 million, option fees of $1.58 million and stock-based compensation of $1.23 million. The main exploration expenditures during the year were $0.18 million for geological wages, $0.10 million for transportation, $0.03 million for assays and analysis, $0.12 million for drilling, $0.01 million for environmental and socioeconomic costs, and $0.09 million for site activities, all at Xietongmen.

Stock-based compensation of $2.43 million was charged to operations during the fiscal year 2004, compared to $0.35 million in 2003. $1.23 million of the fiscal 2004 stock-based compensation were granted to exploration personnel (2003 - nil) and $1.20 million were granted to administrative personnel (2003 - $0.35 million). The increase in stock-based compensation expense was primarily related to the stock options granted to non-employees during the year. It was also due to the increase in the share price of Continental in 2004, since the stock price is a significant component of the value of stock-based compensation for unvested grants to non-employees.

The main administrative costs during the year were for salaries, office and administration, and legal, accounting and audit fees associated with negotiations related to the Xietongmen Property. Conference and travel expenses increased to $0.05 million, compared to $0.03 million in 2003. The cost of salaries, office and administration increased to $0.44 million, compared to $0.14 million in 2003. Legal, accounting and audit expenses increased to $0.43 million, compared to $0.02 million in 2003. In contrast, trust and filing fees decreased to $0.03 million in 2004, compared to $0.05 million in 2003. Included in the total administrative costs was stock-based compensation expense of $1.20 million. Interest income increased to $0.12 million in 2004, compared to $0.01 million in 2003. This reflected the increased cash reserve due to the private placement of $7.0 million in July 2004 to fund Xietongmen Property.

Costs for services rendered by HDI to Continental in fiscal 2004 were $0.38 million compared to $0.07 million in fiscal 2003, due to increased activity related to the Xietongmen Property.

Liquidity and Capital Resources

Historically, Continental's prime source of funding has been the issuance of equity securities for cash, primarily through private placements to accredited investors and institutions. Continental has issued common share capital in each of the past few years, pursuant to private placement financings and exercise of warrants and/or options. Continental's access to exploration financing when such financing is not transaction specific is always uncertain, and Continental may not have continued access to significant equity funding.

Debt Financing with Taseko Mines Limited

We have completed a secured convertible debt financing of $11.5 million with Taseko Mines Limited, a company which is also a member of the Hunter Dickinson group, with the proceeds to fund our exploration program at the Xietongmen Property and for working capital. The form of Convertible Note is attached as exhibit 10.7. Repayment of the convertible secured promissory note (the "Convertible Note") issued under this financing is secured by a security interest over the issued share capital of N7C Resources Inc., a wholly owned subsidiary of Continental, which security interest will be subordinated to any security interest granted in respect of senior debt. Continental retains the right to pre-pay the Convertible Note on ten days notice, after 180 days from the date of its issuance. The Convertible Note, if not earlier converted, must be repaid on or before one year from issuance of the Convertible Note.

Interest is payable in cash or shares on the election of Taseko at the rate of 16% per annum, payable monthly in arrears. Subject to earlier repayment of the Convertible Note, Taseko has the right to convert any amount of the outstanding principal into Continental common shares in accordance with the Convertible Note at the rate of $2.05 per share if exercised within six months of closing and thereafter at $2.25 per share. In addition, Taseko has the right to participate in any financing over $5 million that Continental completes to the extent of 105% of the face value principal portion of the Convertible Note (the "Participation Right").

In addition, upon conversion of the Convertible Note or the exercise of the Participation Right, Taseko will acquire a right of first refusal for up to five years, during which time Taseko can purchase 50% of any equity or convertible securities up to a maximum of 19.9% of Continental's issued and outstanding shares on a fully diluted basis held by Taseko.

First Six Months of 2006 Compared to 2005

We had working  capital of  approximately  $(0.8)  million as at June 30,  2006, compared to $5.0 million as at June 30, 2005. Our working capital may be insufficient to fund our known commitments as we have chosen to proceed on our exploration program at the Xietongmen Property. Consequently, we have undertaken a secured debt financing of $11.5 million. (See "Information Regarding Continental - Debt Financing with Taseko Mines Limited").

Fiscal 2005 compared with Fiscal 2004

The Company had working capital of approximately $3.9 million as at December 31, 2005, compared to $7.2 million as at December 31, 2004. The Company's working capital may be insufficient to fund its known commitments as the Company has chosen to proceed on its exploration program at the Xietongmen project. Consequently, the Company will need to raise additional funds for such expenditures through either private placements, equity or debt financing.

The Company received approximately $5.6 million in net proceeds from the exercise of options and warrants during 2005, and the estimated cash balance on June 30, 2006 was approximately $0.7 million.

Cash used in operating activities for fiscal 2005 were $7.76 million compared with $2.98 million for fiscal 2004, an increase of $4.78 million. The increase in cash used for fiscal 2005 was the result of the Company's increased losses as a result of exploration activities at the Xietongmen Property, as compared to fiscal 2004.

The changes in non-cash working capital items reflect an increase in accounts receivable and accounts payable and accrued liabilities due to the increased activity level of the Company.

The Company has no long term debt, capital lease obligations, operating leases or any other long term obligations related to the exercise of the first option under the Option Agreement.

The Company has no "Purchase Obligations" defined as any agreement to purchase goods or services that is enforceable and legally binding on the Company that specifies all significant terms, including: fixed or minimum quantities to be purchased; fixed, minimum or variable price provisions; and the approximate timing of the transaction.

Fiscal 2004 Compared with Fiscal 2003

In July 2004, Continental completed a private placement of 7,000,000 units at a price of $1.00 per unit for gross proceeds of $7.0 million. Each unit was comprised of one common share and one share purchase warrant exercisable into one common share at $1.05 until July 12, 2006. The warrants are subject to a 45 day accelerated expiry upon notice by Continental, if the shares trade at or above $2.10 for 10 consecutive trading days.

As a result of the private placement in July 2004, Continental had working capital of approximately $7.2 million as at December 31, 2004, compared to $2.8 million as at December 31, 2003. Continental's working capital may be insufficient to fund its known commitments as Continental has chosen to proceed on its exploration program at the Xietongmen Property. Consequently, Continental will need to raise additional funds for such expenditures through either private placements, equity or debt financing.

Cash used in operating activities before changes in non-cash working capital items for fiscal 2004 were $3.16 million compared with $0.25 million for fiscal 2003, an increase of $2.91 million. The increase in cash used for fiscal 2004 was the result of Continental's increased losses as a result of exploration activities at the Xietongmen Property, offset by the effect of increases to cash flow provided by the non-cash items stock-based compensation, as compared to fiscal 2003.

The changes in non-cash working capital items reflect an increase in accounts receivable and accounts payable and a decrease in accrued liabilities due to normal course of business.

Continental has no long term debt, capital lease obligations, operating leases or any other long term obligations. Continental had no commitments for capital expenditures as of December 31, 2004. Continental has no lines of credit or other sources of financing which have been arranged but are as yet unused.

Financial Instruments

Continental keeps its financial instruments denominated, primarily, in Canadian dollars and does not engage in any hedging activities with respect to currency or in-situ minerals. Funds that are excess to Continental's current needs are invested in government of Canada or like debt obligations and other short term near cash investments pending the need for the funds.

Continental does not have any material legally enforceable obligations requiring it to make capital expenditures and accordingly can remain relatively flexible in gearing its activities to the availability of funds. As of the fiscal 2005 year end, Continental estimates that the cost of maintaining its corporate administrative activities at approximately $200,000 per month. Accordingly, Continental's management estimate that a minimum of approximately $2.4 million will be needed to maintain its corporate status and assets over the ensuing one-year period.

If the Merger does not complete then Continental will operate through the existing shareholders' agreement in respect of Highland. Further equity and/or loan funding of Highland will be proportional to interests held in the project, with a proportionate reduction in the shareholdings of any shareholder which fails to match the funding of the others. If the other parties' shareholdings in Highland fall below 15%, those parties may elect to convert their holdings to an entitlement of 12.5% of the after pay-back net profit of Highland.

Trend Information

As a natural resource exploration company, Continental's activities can be said to be somewhat cyclical. As metals prices have traditionally been cyclical in nature, it is in, primarily, an "event-driven" business based on exploration results.

Copper prices have been increasing since late 2003. Copper averaged US$0.81/lb in 2003, US$1.30/lb in 2004, and US$1.67/lb in 2005. Copper prices have continued to increase in 2006. Copper has averaged approximately US$3.01/lb to October 31, 2006. Copper averaged figures are derived from the 3-month official price on the London Metal Exchange.

Gold prices have been increasing over the past two years, and this uptrend has accelerated since September 2005. Overall, the gold price increased from an approximate average of US$409.72/oz in 2004 to an approximate average
US$444.74/oz in 2005. The gold price has increased in 2006, averaging approximately US$599.18 to October 31, 2006. All gold averaged figures are derived from the posted averages on the London Gold Market.

Off-Balance Sheet Arrangements

Continental does not have any other off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Other  Material  Continental  Asset:   Continental's  back-  to-  back  Tracking
Preferred Shares

In October 2001, Continental completed a property transfer in conjunction with a reorganization of Continental conducted under a statutory (British Columbia law) "arrangement agreement" with Taseko, a related party, and its subsidiary Gibraltar. Taseko and Gibraltar are British Columbia companies which at the time had a majority of management and directors in common with Continental. Under the terms of the arrangement agreement, among other things, Continental (a) transferred its interest in its Harmony Gold Property to Gibraltar for $2.23 million cash and 12,483,916 series A non-voting redeemable preferred shares in the capital of Gibraltar (these shares are redeemable into publicly traded common shares of Taseko in certain events), and (b) reorganized its share capital so that each common shareholder of Continental immediately prior to completion of the arrangement received in exchange for each ten Continental common shares, one new common share of Continental plus ten non-voting, redeemable preferred shares of Continental. The preferred shares issued by Continental have first priority (after any Continental creditors) to the benefits received by Continental, if any, from redemption of the Gibraltar preferred shares for Taseko shares. Hence the preferred shares which Continental issued on the reorganization are in effect "back-to-back" with the preferred shares of Gibraltar which Continental holds as a corporate asset because only the holders of the Continental preferred shares, and not its common shareholders including Great China shareholders who participate in the Merger, will participate in the Gibraltar preferred shares.

Gibraltar is obligated to redeem the series A preferred shares under certain conditions, primarily on the sale of all or substantially all (80%) of the Harmony Gold Property (excluding options or joint ventures which do not result in the certain or immediate transfer of 80% of Gibraltar's interest in the Harmony Gold Property), or upon the commencement of commercial production at the Harmony Gold Property (referred to herein collectively as an "HP Realization Event"). Upon the occurrence of an HP Realization event, Gibraltar must redeem Gibraltar preferred shares by distributing that number of Taseko common shares ("Taseko Shares") equal to the paid-up amount (as adjusted) divided by an annually escalating price per Taseko Share, which will vary dependent on the timing of such HP Realization Event. At the time of the Merger, the conversion rate will be $4.64 per Taseko Share and that will continue to escalate. Taseko Shares currently trade on the American Stock Exchange and on the TSX-V.

As of December 31, 2005, the date of the balance sheet for Continental's last fiscal year end attached to this Registration Statement, Continental had no long term debt, capital lease obligations, operating leases or any other long term contractual obligations that are binding and legally enforceable.

Continental has no "Purchase Obligations" defined as any agreement to purchase goods or services that is enforceable and legally binding on Continental that specifies all significant terms, including: fixed or minimum quantities to be purchased; fixed, minimum or variable price provisions; and the approximate timing of the transaction.

Description of Continental Share Capital

Continental's  authorized  capital consists of two classes of equity securities:
(i) an unlimited number of common shares without par value, and (ii) an unlimited number of non-voting, redeemable preferred shares without par value.

As of November 10, 2006 Continental had 53,110,851 common shares issued and outstanding. All the issued common shares are fully paid and are not subject to any future call or assessment. All the issued common shares rank equally as to voting rights, participation and a distribution of Continental's assets on liquidation, dissolution or winding-up and the entitlement to dividends. Holders of common shares are entitled to receive notice of, attend, and vote at all meetings of shareholders of Continental. Each common share carries one vote at such meetings. Holders of common shares are entitled to dividends if and when declared and, upon liquidation, to receive such portion of the assets of Continental as may be distributable to such holders.

As of the date of this proxy statement/prospectus, Continental had 12,483,916 redeemable preferred shares outstanding.

The redeemable preferred shares were created under a reorganization of the capital of Continental by way of plan of arrangement that was completed in October 2001. (Please see the section headed "Information regarding Continental Minerals - Operating and Financial Review and Prospects of Continental - Other Material Continental Asset: Continental's back-to-back Tracking Preferred Shares" for a discussion of the reorganization and the creation of the redeemable preferred shares.) The redeemable preferred shares are redeemable by Continental in certain circumstances where the asset in relation to which they were created is monetized, and the redeemable preferred shares represent a priority secured claim of the holders against existing assets of Continental.

Transfer Agent and Registrar

The Transfer Agent and Registrar for Continental common shares is Computershare Trust Company of Canada.

Current Directors and Officers of Continental

The names and municipalities of residence of the directors and officers of Continental, their principal occupations during the past five years, and the period of time they have served as directors or officers of Continental are as follows. Except where indicated, each director and senior officer of Continental has held the same or similar principal occupation with the organization indicated or a predecessor thereof for the last five years. Continental does not have a classified board of directors.

Name and Place of Residence        Position                                   Positions held with Continental
-------------------------------------------------------------------------------------------------------------
Rene G. Carrier                    Director (Mr. Carrier devotes up to 5% of  Director since February 2001
Vancouver, BC, Canada              his time to Continental matters)

David J. Copeland                  Director (Mr. Copeland devotes up to 5%    Director since November 1995
Vancouver, BC, Canada              of his time to Continental matters)

T. Barry Coughlan                  Director (Mr. Coughlan devotes up to 5%    Director since June 19, 2006
Vancouver, BC, Canada              of his time to Continental matters)

Scott D. Cousens                   Director (Mr. Cousens devotes up to 5% of  Director since November 1995
Vancouver, BC, Canada              his time to Continental matters)

Robert A. Dickinson                Co-Chairman and Director (Mr. Dickinson    Director (June 2004 - Present);
Vancouver, BC, Canada              devotes approximately 22% of his time to   Chairman (June 2004 - January 2006);
                                   operations of Continental)(1)              Co-Chairman (January 2006 - Present)

Gordon J. Fretwell                 Director (Mr. Fretwell devotes up to 5%    Director since February 2001
Vancouver, BC, Canada              of his time to Continental matters)

Jeffrey R. Mason                   Chief Financial Officer, Corporate         Director (June 1995 - Present);
Vancouver, BC, Canada              Secretary and Director (Mr. Mason devotes  Secretary (November 1995 - Present);
                                   approximately 22% of his time to           Chief Financial Officer (June 1998 -
                                   operations of Continental)(1)              Present)

Gerald Panneton                    President, Chief Executive Officer and     Director since January 2006
                                   Director (Mr. Panneton devotes
                                   approximately 90% of his time to
Caledon, Ontario                   operations of Continental)

Ronald W. Thiessen                 Co-Chairman and Director (Mr. Thiessen     Director (November 1995 - Present);
West Vancouver, BC, Canada         devotes approximately 22% of his time to   President and Chief Executive Officer
                                   operations of Continental)(1)              (September 2000 - January 2006);
                                                                              Co-Chairman (January 2006 - Present)

Note:
(1)  Time devoted varies from time to time and is on an add needed basis.

Principal Occupation of Current Directors and Officers of Continental

Rene Carrier - Director

Rene Carrier was a past Vice-President of Pacific International Securities Inc. for ten years where he worked until 1991. Since that time he has been President of Euro-American Capital Corporation, a private company which specializes in restructuring, administration, and raising venture capital funds for junior companies.

In addition, Mr. Carrier currently is, or was within the past five years, an officer and/or director of the following public companies:


                                                                           Percentage of Share
                                                                          Ownership in Company
                                                                           Listed Where Named
                                                                         Director or Officer of
                                                                          Continental Currently
                                                                           Holds a Director or         Additional
Company                                        Positions Held             Officer Position (2)         Securities
------------------------------------- --------------------------------- -------------------------- -------------------
Quartz Mountain Resources Ltd.(1)     Director (January 2000 -                   1.1195%                  --
                                      Present); President (June 2005
                                      - Present)
------------------------------------- --------------------------------- -------------------------- -------------------
Rockwell Ventures Inc.(1)             Director (April 1993 -                       __                     --
                                      Present); President (April 1993
                                      - November 2000)
------------------------------------- --------------------------------- -------------------------- -------------------
Acrex Ventures Ltd.                   Director (September 2000 -                   n/a                    n/a
                                      September 2003)
------------------------------------- --------------------------------- -------------------------- -------------------
Chartwell Technology Inc.             Director (June 1991 - Present)           0.1872%(3)                  __
------------------------------------- --------------------------------- -------------------------- -------------------
International Royalty Corporation     Lead Director (June 2003 -                   --               220,000 options
------------------------------------- --------------------------------- -------------------------- -------------------

Notes
(1) Associated with Hunter Dickinson Inc.
(2) Based on total number of shares of company listed in table as of October 31, 2006 unless otherwise noted.
(3) Based on Chartwell shares outstanding as of July 31, 2006.

David Copeland, P.Eng. - Director

David Copeland is a geological engineer who graduated in economic geology from the University of British Columbia. With over 30 years of experience, Mr. Copeland has undertaken assignments in a variety of capacities in mine exploration, discovery and development throughout the South Pacific, Africa, South America and North America. His principal occupation is President and Director of CEC Engineering Ltd., a consulting engineering firm that directs and co-ordinates advanced technical programs for exploration on behalf of Taseko and other companies for which Hunter Dickinson Inc., a private company with certain directors in common with Continental, provides consulting services. He is also a director of Hunter Dickinson Inc.

In addition, Mr. Copeland is, or was within the past five years, an officer and/or director of the following public companies:



                                                                           Percentage of Share
                                                                          Ownership in Company
                                                                           Listed Where Named
                                                                         Director or Officer of
                                                                          Continental Currently
                                                                           Holds a Director or        Additional
Company                                        Positions Held             Officer Position (2)        Securities
------------------------------------- --------------------------------- -------------------------- ------------------
Amarc Resources Ltd.(1)               Director (September 1995 -                   --                     --
                                      Present)
------------------------------------- --------------------------------- -------------------------- ------------------
Anooraq Resources Corporation(1)      Director (September 1996 -                   n/a                    n/a
------------------------------------- --------------------------------- -------------------------- ------------------
Casamiro Resource Corp.(1)            Director (February 1995 -                    n/a                    n/a
------------------------------------- --------------------------------- -------------------------- ------------------
Farallon Resources Ltd.(1)            Director (December 1995 -                    --               460,000 options
------------------------------------- --------------------------------- -------------------------- ------------------
Great Basin Gold Ltd.(1)              Director (February 1994 -                  0.4866%            399,000 options
------------------------------------- --------------------------------- -------------------------- ------------------
Northern Dynasty Minerals Ltd.(1)     Director (June 1996 - Present)             2.3110%            205,000 options
------------------------------------- --------------------------------- -------------------------- ------------------
Taseko Mines Limited(1)               Director (January 1994 -                   0.7709%            90,000 options
------------------------------------- --------------------------------- -------------------------- ------------------
Rockwell Ventures Inc.(1)             CEO and Director (September                1.3703%                  n/a
------------------------------------- --------------------------------- -------------------------- ------------------

Notes
(1)  Associated with Hunter Dickinson Inc.
(2) Based on total number of shares of company listed in table as of October 31, 2006.

T. Barry Coughlan - Director

T. Barry Coughlan is a self-employed businessman and financier who over the past
23 years has been involved in the financing of publicly traded companies. His principal occupation is President and Director of TBC Investments Ltd., a private investment company.

In addition, Mr. Coughlan is, or was within the past five years, an officer and/or director of the following public companies:

                                                                           Percentage of Share
                                                                          Ownership in Company
                                                                           Listed Where Named
                                                                         Director or Officer of
                                                                          Continental Currently
                                                                           Holds a Director or         Additional
Company                                        Positions Held             Officer Position (2)         Securities
------------------------------------- --------------------------------- -------------------------- -------------------
AMS Homecare Inc.                     Director (November 2001 to                   ___                    ___
                                      present)
------------------------------------- --------------------------------- -------------------------- -------------------


                                     - 99 -

Casamiro Resource Corp.(1)            Director (February 1995 to                   n/a                    n/a
------------------------------------- --------------------------------- -------------------------- -------------------
Farallon Resources Ltd.(1)            Director (March 1998 to present)             ___              460,000 options
------------------------------------- --------------------------------- -------------------------- -------------------
Great Basin Gold Ltd.(1)              Director (February 1998 to                   ___              440,000 options
------------------------------------- --------------------------------- -------------------------- -------------------
Icon Industries Ltd.                  President, Chief Executive               2.1424%(3)           565,000 options
------------------------------------- --------------------------------- -------------------------- -------------------
Quartz Mountain Resources Ltd.(1)     Director (January 2005 to                    ___                    ___
------------------------------------- --------------------------------- -------------------------- -------------------
Taseko Mines Limited(1)               Director (February 2001 to                0.07791%            140,000 options
------------------------------------- --------------------------------- -------------------------- -------------------
Tri-Gold Resources Corp. (formerly    President and Director (June             1.7548%(4)          1,600,000 options
------------------------------------- --------------------------------- -------------------------- -------------------

Notes
(1)  Associated with Hunter Dickinson Inc.
(2)  Based on total number of shares of company listed in table as of October 31, 2006.
(3)  Based on Icon Industries Ltd. shares outstanding as of June 30, 2006.
(4)  Based on Tri-Gold Resources Corp. shares outstanding as April 30, 2006.

Scott D. Cousens - Director

Scott Cousens provides management, technical and financial services to a number of publicly traded companies. Mr. Cousens' focus since 1991 has been the development of relationships within the international investment community.
Substantial financings and subsequent corporate success has established strong ties with North American, European and Asian investors. In addition to financing initiatives he also oversees the corporate communications programs for the public companies to which Hunter Dickinson Inc. provides services.

In addition, Mr. Cousens is, or was within the past five years, an officer and/or director of the following public companies:


                                    - 100 -


                                                                           Percentage of Share
                                                                          Ownership in Company
                                                                           Listed Where Named
                                                                         Director or Officer of
                                                                          Continental Currently
                                                                           Holds a Director or         Additional
Company                                        Positions Held             Officer Position (2)         Securities
------------------------------------- --------------------------------- -------------------------- -------------------
Amarc Resources Ltd.(1)               Director (September 1995 -                 1.0303%                  --
                                      Present)
------------------------------------- --------------------------------- -------------------------- -------------------
Anooraq Resources Corporation(1)      Director (September 1996 -                 1.3663%                  --
------------------------------------- --------------------------------- -------------------------- -------------------
Farallon Resources Ltd.(1)            Director (December 1995 -                    --              1,300,000 options
------------------------------------- --------------------------------- -------------------------- -------------------
Great Basin Gold Ltd.(1)              Director (March 1993 - Present)              --               399,000 options
------------------------------------- --------------------------------- -------------------------- -------------------
Northern Dynasty Minerals Ltd.(1)     Director (June 1996 - Present)             2.2668%            205,000 options
------------------------------------- --------------------------------- -------------------------- -------------------
Rockwell Ventures Inc.(1)             Director (November 2000 -                  8.2526%                  --
------------------------------------- --------------------------------- -------------------------- -------------------
Taseko Mines Limited(1)               Director (October 1992 -Present)           0.5333%             90,000 options
------------------------------------- --------------------------------- -------------------------- -------------------

Notes
(1)  Associated with Hunter Dickinson Inc.
(2)  Based on total number of shares of Company in chart as of October 31, 2006.

Robert A.  Dickinson,  B.Sc.,  M.Sc. - Co-Chairman of the Board of Directors and
Director

Robert Dickinson is an economic geologist who serves as a member of management of several mineral exploration companies, primarily those for whom Hunter
Dickinson Inc. provides  services.  He holds a Bachelor of Science degree (Hons.
Geology) and a Master of Science degree (Business Administration - Finance) from the University of British Columbia. Mr. Dickinson has also been active in mineral exploration over 40 years. He is a director of Hunter Dickinson Inc. He is also President and Director of United Mineral Services Ltd., a private investment company.

In addition, Mr. Dickinson is, or was within the past five years, an officer and/or director of the following public companies:






                                    - 101 -

                                                                           Percentage of Share
                                                                          Ownership in Company
                                                                           Listed Where Named
                                                                         Director or Officer of
                                                                          Continental Currently
                                                                           Holds a Director or         Additional
Company                                        Positions Held             Officer Position (2)         Securities
------------------------------------- --------------------------------- -------------------------- -------------------
Amarc Resources Ltd.(1)               Director (April 1993 -                       --                     --
                                      Present); Co-Chairman
                                      (September 2000 - April 2004);
                                      Chairman (April 2004 - Present)
------------------------------------- --------------------------------- -------------------------- -------------------
Anooraq Resources Corporation(1)      Chairman (November 1990 -                    --                     --
------------------------------------- --------------------------------- -------------------------- -------------------
Farallon Resources Ltd.(1)            Director (July 1991 - Present);            0.4252%            740,000 options
------------------------------------- --------------------------------- -------------------------- -------------------
Great Basin Gold Ltd.(1)              Director (May 1986 - Present);               0%               399,000 options
------------------------------------- --------------------------------- -------------------------- -------------------
Northern Dynasty Minerals Ltd.(1)     Director (June 1994 - Present);            0.5682%            205,000 options
------------------------------------- --------------------------------- -------------------------- -------------------
Rockwell Ventures Inc.(1)             Director (November 2000 -                  1.4124%                  --
------------------------------------- --------------------------------- -------------------------- -------------------
Taseko Mines Limited(1)               Director (January 1991 -                     --                90,000 options
                                      Present); Chairman (April 2004
                                      - July 2005); Co-Chairman (July
                                      2005 - May 2006)

Notes
(1)  Associated with Hunter Dickinson Inc.
(2) Based on total number of shares of company listed in table as of October 31, 2006.

Gordon J. Fretwell, B.Comm., LLB. - Director

Gordon Fretwell holds a B.Comm, degree and graduated from the University of British Columbia in 1979 with his Bachelor of Law degree. Formerly a partner in a large Vancouver law firm, Mr. Fretwell has, since 1991, been a self-employed solicitor (Gordon J. Fretwell Law Corporation) in Vancouver practicing primarily in the areas of corporate and securities law.


                                    - 102 -

In addition, Mr. Fretwell is, or was within the past five years, an officer and/or director of the following public companies:

                                                                          Percentage of Share
                                                                         Ownership in Company
                                                                          Listed Where Named
                                                                        Director or Officer of
                                                                         Continental Currently
                                                                          Holds a Director or         Additional
Company                                        Positions Held            Officer Position (2)         Securities
------------------------------------- --------------------------------- ------------------------ ---------------------
Northern Dynasty Minerals Ltd.(1)     Director (June 2004 - Present)              --               140,000 options
------------------------------------- --------------------------------- ------------------------ ---------------------
Rockwell Ventures Inc.(1)             Director and Secretary (March               --                     --
------------------------------------- --------------------------------- ------------------------ ---------------------
Antarex Metals Ltd.                   Director (December 2000 -                   n/a                    n/a
------------------------------------- --------------------------------- ------------------------ ---------------------
Bell Resources Corporation            Director (June 2001 - Present)          1.0889%(3)          1,500,000 options
------------------------------------- --------------------------------- ------------------------ ---------------------
Benton Resources Corp.                Director (March 2005 - Present)         2.1452%(3)         350,000 options and
------------------------------------- --------------------------------- ------------------------ ---------------------
Copper Ridge Explorations Inc.        Director and Secretary                      --               395,000 options
------------------------------------- --------------------------------- ------------------------ ---------------------
Grandcru Resources Corp.              Director (December 2002 -               0.3712%(4)         600,000 options and
------------------------------------- --------------------------------- ------------------------ ---------------------
Icon Industries Limited               VP of Legal Services (December              --               230,000 options
                                      2000 - Present); Director (July
                                      2004 - Present)
------------------------------------- --------------------------------- ------------------------ ---------------------
International Royalty corporation     Director (February 2005 -                   --               220,000 options
                                      Present)
------------------------------------- --------------------------------- ------------------------ ---------------------
Keegan Resources Inc.                 Director (February 2004 -               0.7003%(3)           225,000 options
------------------------------------- --------------------------------- ------------------------ ---------------------
Pine Valley Mining Corp.              Director (August 2003 - Present)        0.0132%(5)                 --
------------------------------------- --------------------------------- ------------------------ ---------------------
Quartz Mountain Resources Ltd.(1)     Director (January 2003 -                    __                     --
                                      Present)
------------------------------------- --------------------------------- ------------------------ ---------------------


                                    - 102 -

                                                                          Percentage of Share
                                                                         Ownership in Company
                                                                          Listed Where Named
                                                                        Director or Officer of
                                                                         Continental Currently
                                                                          Holds a Director or         Additional
Company                                        Positions Held            Officer Position (2)         Securities
------------------------------------- --------------------------------- ------------------------ ---------------------
Tri-Gold Resources Corp.              Director (July 2001 - October               n/a              200,000 options
                                      2003); Secretary (July 2001 -
                                      September 2003); CFO (November
                                      2005 - January 2006)
------------------------------------- --------------------------------- ------------------------ ---------------------

Notes
(1)  Associated with Hunter Dickinson Inc.
(2)  Based on total number of shares of company listed in table as of October
     31, 2006, unless otherwise noted.
(3)  Based on shares of company listed in table outstanding as of June 30, 2006.
(4)  Based on shares of company listed in table outstanding as of July 31, 2006.
(5)  Based on shares of Pine Valley Mining Corp. outstanding as of September 30,
     2006.

Jeffrey R. Mason, B.Comm., CA. - Director, Chief Financial Officer and Secretary

Jeffrey Mason holds a Bachelor of Commerce degree from the University of British
Columbia and obtained his Chartered Accountant designation while specializing in the mining, forestry and transportation sectors at the international  accounting
firm  of  Deloitte  &  Touche.   Following   comptrollership   positions  at  an
international  commodity  mercantilist  and Homestake  Mining Group of companies including  responsibility  for North  American  Metals Corp. and the Eskay Creek
Property,  Mr. Mason has spent the last several years as a corporate officer and director to a number of publicly-traded mineral exploration companies. Mr. Mason is also employed as Chief  Financial  Officer of Hunter  Dickinson  Inc. and his
principal occupation is the financial  administration of the public companies to which Hunter Dickinson Inc. provides services.

In addition, Mr. Mason is, or was within the past five years, an officer and or director of the following public companies:

                                                                          Percentage of Share
                                                                         Ownership in Company
                                                                          Listed Where Named
                                                                        Director or Officer of
                                                                         Continental Currently
                                                                          Holds a Director or         Additional
Company                                        Positions Held            Officer Position (2)         Securities
------------------------------------- --------------------------------- ------------------------ ---------------------
Amarc Resources Ltd.(1)               Director (September 1995 -                  --                     --
                                      Present); Secretary (September
                                      1995 - Present); Chief
                                      Financial Officer (September
                                      1998 - Present)
------------------------------------- --------------------------------- ------------------------ ---------------------


                                    - 104 -

                                                                          Percentage of Share
                                                                         Ownership in Company
                                                                          Listed Where Named
                                                                        Director or Officer of
                                                                         Continental Currently
                                                                          Holds a Director or         Additional
Company                                        Positions Held            Officer Position (2)         Securities
------------------------------------- --------------------------------- ------------------------ ---------------------
Anooraq Resources Corporation(1)      Director (April 1996 -                    0.5552%                  --
                                      September 2004); Secretary
                                      (September 1996 - Present);
                                      Chief Financial Officer
                                      (February 1999 - Present)
------------------------------------- --------------------------------- ------------------------ ---------------------
Coastal Contacts Inc.                 Director (October 2006 -                  0.0817%                  --
------------------------------------- --------------------------------- ------------------------ ---------------------
Farallon Resources Ltd.(1)            Director (August 1994 -                   0.0756%            560,000 options
------------------------------------- --------------------------------- ------------------------ ---------------------
Great Basin Gold Ltd.(1)              Director (February 1994 -                 0.0888%            290,000 options
------------------------------------- --------------------------------- ------------------------ ---------------------
Northern Dynasty Minerals Ltd.(1)     Director (June 1996 - Present);           2.2234%             90,000 options
------------------------------------- --------------------------------- ------------------------ ---------------------
Quartz Mountain Resources Ltd.(1)     Principal Accounting Officer                --                     --
                                      (January 2005 - Present)
------------------------------------- --------------------------------- ------------------------ ---------------------
Rockwell Ventures Inc.(1)             Director (November 2000 -                 2.1588%                  --
                                      Present); Chief Financial
                                      Officer (November 2000 -
                                      Present)
------------------------------------- --------------------------------- ------------------------ ---------------------
Taseko Mines Limited(1)               Director (February 1994 -                   0%               100,000 options
                                      Present); Secretary (February
                                      1994 - Present); Chief
                                      Financial Officer (November
                                      1998 - Present)
------------------------------------- --------------------------------- ------------------------ ---------------------

Notes
(1)  Associated with Hunter Dickinson Inc.
(2) Based on total number of shares of company listed in table as of October 31, 2006.

Ronald W. Thiessen, CA - Co-Chairman of the Board of Directors and Director

Ronald Thiessen is a Chartered Accountant with professional experience in finance, taxation, mergers, acquisitions and re-organizations. Since 1986, Mr.


                                    - 105 -

Thiessen has been involved in the acquisition and financing of mining and mineral exploration companies. Mr. Thiessen is employed by Hunter Dickinson
Inc., a company providing management and administrative services to several publicly-traded companies and focuses on directing corporate development and financing activities. He is also a director of Hunter Dickinson Inc.

In addition, Mr. Thiessen is, or was within the past five years, an officer and/or director of the following public companies:

                                                                          Percentage of Share
                                                                         Ownership in Company
                                                                          Listed Where Named
                                                                        Director or Officer of
                                                                         Continental Currently
                                                                          Holds a Director or        Additional
Company                                        Positions Held            Officer Position (2)        Securities
------------------------------------- --------------------------------- ------------------------ --------------------
Amarc Resources Ltd.(1)               Director (September 1995 -                  --                     --
                                      Present); President and Chief
                                      Executive Officer (September
                                      2000 - Present)
------------------------------------- --------------------------------- ------------------------ --------------------
Anooraq Resources Corporation(1)      Director (April 1996 -                    0.4189%                  --
------------------------------------- --------------------------------- ------------------------ --------------------
Casamiro Resource Corp.(1)            Director and President                      n/a                    n/a
                                      (February 1990 - August 2002)
------------------------------------- --------------------------------- ------------------------ --------------------
Farallon Resources Ltd.(1)            Director (August 1994 -                     --              1,300,000 options
                                      Present); President and Chief
                                      Executive Officer (September
                                      2000  -   September   2004);   Co-Chairman
                                      (September  2004 - April  2006);  Chairman
                                      (April 2006 - Present)
------------------------------------- --------------------------------- ------------------------ --------------------
Great Basin Gold Ltd.(1)              Director (October 1993 -                  0.3502%            444,000 options
                                      Present); President and Chief
                                      Executive Officer (September
                                      2000 - December 2005)
------------------------------------- --------------------------------- ------------------------ --------------------
Northern Dynasty Minerals Ltd.(1)     Director (November 1995 -                 2.2613%            250,000 options
                                      Present); President and Chief
                                      Executive Officer (November
                                      2001  - Present)
------------------------------------- --------------------------------- ------------------------ --------------------
Rockwell Ventures Inc.(1)             Director (November 2000 -                 1.5535%                  ---
------------------------------------- --------------------------------- ------------------------ --------------------


                                    - 106 -

                                                                          Percentage of Share
                                                                         Ownership in Company
                                                                          Listed Where Named
                                                                        Director or Officer of
                                                                         Continental Currently
                                                                          Holds a Director or        Additional
Company                                        Positions Held            Officer Position (2)        Securities
------------------------------------- --------------------------------- ------------------------ --------------------

Taseko Mines Limited(1)               Director (October 1993 -                  1.2422%            135,000 options
                                      Present); President and Chief
                                      Executive Officer (September
                                      2000 - July 2005); Co-Chairman
                                      (July 2005 - May 2006);
                                      Chairman (May 2006 to Present)
------------------------------------- --------------------------------- ------------------------ --------------------
Tri-Gold Resources Corp.              Director (July 1992 - Present)          0.2563%(3)           80,000 options
------------------------------------- --------------------------------- ------------------------ --------------------

Notes
(1)  Associated with Hunter Dickinson Inc.
(2) Based on total number of shares of company listed in table as of October 31, 2006, unless otherwise noted (3) Based on shares of Tri-Gold Resources Corp.
outstanding as of April 30, 2006.

On  January  9,  2006,  Continental  appointed  Gerald  S.  Panneton  as the new
President and Chief Executive Officer of Continental as well as a director on the board of directors. Ronald Thiessen remained a director and become
Co-Chairman of the board of directors.

Gerald S.  Panneton,  P.Geo.  (Quebec) - Director,  President & Chief  Executive
Officer

Gerald S. Panneton has been involved in the exploration and mining industry for the last 25 years. A graduate of the University of Montreal (BSc), and of McGill
University (Master Degree in Sciences), Mr. Panneton then began his career in the early 1980's doing gold exploration in the Abitibi Greenstone Belt, first as project geologist for Sulpetro, then with the Vior-Mazarin Group, and later for Placer Dome Exploration Ltd. In 1993, he joined Lac Minerals as Exploration
Manager for Eastern Canada, and when Lac Minerals was taken over by Barrick Gold in 1994, he continued as Exploration Manager for Canada. From 1998, Mr. Panneton was involved in Barrick's worldwide Exploration - Project Valuation and Acquisition group. He was instrumental in the Pangea Goldfields acquisition in July 2000, where Barrick gained an excellent land position in Tanzania, with three advanced exploration projects: Tulawaka, Buzwagi, and Golden Ridge. He played a key role in advancing the Tulawaka Project through a Feasibility Study, Environmental Impact Assessment process and permitting. The project began production in 2005. On the Buzwagi Project, he contributed to the activities that led to an increase in the deposit resources from 1 to +5.0 million ounces.
Mr.  Panneton  was  Director  of  Advanced  Projects  and  Evaluations  for  the
Exploration-Corporate Development group for Barrick, involving evaluation and due diligence of advanced projects in Russia, Europe, Africa, North America, Australia, and Asia, prior to joining Continental and Hunter Dickinson Inc. in January 2006.


                                    - 107 -

Mr. Panneton is employed full time by Hunter Dickinson Inc., which provides his services as Continental's President and CEO. Mr. Panneton devotes approximately
90% of his time to the operations of Continental and the balance to other HDI matters..

In addition, Mr. Panneton is, or was within the past five years, an officer and/or director of the following public companies:

                                                                         Percentage of Share
                                                                        Ownership in Company
                                                                         Listed Where Named
                                                                       Director or Officer of
                                                                        Continental Currently
                                                                         Holds a Director or         Additional
Company                                     Positions Held                Officer Position           Securities
---------------------------------- --------------------------------- --------------------------- --------------------
Barrick Gold Corporation           Director Advanced Projects (May              n/a                      n/a
                                   1998 - 2004)
---------------------------------- --------------------------------- --------------------------- --------------------
Pangea Goldfields                  Vice President and Director                  n/a                      n/a
---------------------------------- --------------------------------- --------------------------- --------------------
Lac Properties Inc. & Lac          Director / Officer (September                n/a                      n/a
---------------------------------- --------------------------------- --------------------------- --------------------


Transactions with Companies Continental's Directors or Officers hold Directors or Officer Positions In

For all of the companies listed under each Continental director or officer, that Continental director or officer is not involved in any transactions with the other public company the Continental director or officer serves on.

None of the other companies listed under each Continental director are engaged in the same line of business in the same geographical areas as Continental.

Executive Compensation

During Continental's financial year ended December 31, 2005, the aggregate cash compensation paid or payable by Continental or its subsidiaries to its directors and senior officers, all of whose financial statements are consolidated with those of Continental, was $250,712.
Ronald W. Thiessen, Co-Chairman (formerly President and Chief Executive Officer) and Jeffrey R. Mason, Chief Financial Officer, are each a "Named Executive Officer" of Continental for the purposes of the following disclosure. The Named Executive Officers do not serve Continental on a full time basis given that the requirements for management services are satisfied by Continental engaging third-party mine exploration and development contractors. The compensation paid to the Named Executive Officers during Continental's three most recently completed financial years is as set out below:


                                           Summary Compensation Table

NAMED EXECUTIVE                       Annual Compensation              Long Term Compensation
                                                               ----------------------------------------
       OFFICERS                                                          Awards              Payouts
                                  ---------------------------- ---------------------------- -----------
                                                                                Shares or
                                                                                  Units
                                                    Other       Securities     Subject to               All Other
                                                    Annual     Under Options     Resale     LTIP
  Name and Principal              Salary    Bonus   Compen-sat on Granted      Restrictions  Payouts    Compensation
       Position           Year       ($)     ($)       ($)          (#)            ($)         ($)         ($)
----------------------- --------- -------- -------- ---------- --------------- ------------ ----------- ----------
Ronald W. Thiessen        2005    88,949     Nil       Nil        500,000          Nil         Nil         Nil
President and Chief       2004    28,102     Nil       Nil          Nil            Nil         Nil         Nil
Executive Officer         2003    10,368     Nil       Nil          Nil            Nil         Nil         Nil
----------------------- --------- -------- -------- ---------- --------------- ------------ ----------- ----------
Jeffrey R. Mason          2005    54,171     Nil       Nil          Nil            Nil         Nil         Nil
----------------------- --------- -------- -------- ---------- --------------- ------------ ----------- ----------

Long term incentive plan awards ("LTIP") means a plan providing compensation intended to motivate performance over a period greater than one financial year whether performance is measured by reference to financial performance of Continental or an affiliate, or the price of Continental's common shares. Continental did not award any LTIPs to any Named Executive Officer during the most recently completed financial year.

Continental has in place a stock option plan dated for reference June 24, 2004 (the "Plan") (see below).

An aggregate of 500,000 options were granted to the Named Executive Officers during the financial year December 31, 2005 and 840,000 options were exercised by the Named Executive Officers during the financial year December 31, 2005. No unexercised options were in-the-money as at December 31, 2005.

The share options exercised by the Named Executive Officers during the financial year ended December 31, 2005 and the values of such options at the end of such year were as follows:


                AGGREGATED OPTIONS/SARS EXERCISED DURING THE MOST RECENTLY COMPLETED
                     FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

--------------------------------------------------------------------------------------------------------------------
                                                                                              Value of Unexercised
                                                                        Unexercised Options   in the-Money Options
                                                                             at FY-End              at FY-End
                          Securities Acquired      Aggregate Value              (#)                    ($)
                              on Exercise             Realized             Exercisable /          Exercisable/
Name                              (#)                    ($)               Unexercisable          Unexercisable
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Ronald W. Thiessen              420,000                567,000             Nil / 500,000            Nil /Nil
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Jeffrey R. Mason                420,000                567,000               Nil / Nil              Nil / Nil
======================== ====================== ====================== ====================== ======================

No share options were amended on behalf of the Named Executive Officer during the financial year ended December 31, 2005.

Option Re-Pricings

There were no downward re-pricings of any stock options during Continental's most recently completed fiscal year.

Pension Plans

There is no defined benefit or actuarial plan in place.

Termination of Employment, Change in Responsibilities and Employment Contracts

There is no written employment contract between Continental and the Named Executive Officers.

There are no compensatory plan(s) or arrangement(s), with respect to the Named Executive Officer resulting from the resignation, retirement or any other termination of employment of the officer's employment or from a change of any Named Executive Officer's Responsibilities following a change in control.

Compensation of Continental Directors

There are no arrangements, standard or otherwise, pursuant to which directors were compensated by Continental or its subsidiaries for their services in their capacity as directors and consultants.

Commencing January 1, 2004, each director of Continental is paid an annual director's fee of $2,400 ($600 paid quarterly) and an additional fee of $600 for each directors meeting attended. Each director who is a member of a committee receives $2,400 ($600 paid quarterly) for each committee of which he is a member, and a further fee of $600 for each committee meeting attended. This compensation arrangement was discontinued effective January 1, 2005 for other than independent directors.

Securities Held By Continental Insiders

As at October 31, 2006, the directors and officers of Continental and their affiliate held as a group, directly and indirectly, own or control an aggregate of 10,403,408 common shares (19.6%). Only common shares have been disclosed as Continental's preferred shares are non-voting.

Share Ownership of Insiders who are Management


                                                     Common Shares Beneficially
                                                       Owned or Controlled at                As a percentage of
Name of Insider                                        October 31, 2006(1)(5)             outstanding common shares
---------------------------------------------- ---------------------------------------- ------------------------------
Rene A. Carrier                                        95,000 common shares(2)                     0.1789%
                                                           100,000 options

David J. Copeland                                      2,275,419 common shares                     4.2843%
                                                           200,000 options

T. Barry Coughlan                                          200,000 options                            -

Scott D. Cousens                                       2,238,989 common shares                     4.2157%

Robert A. Dickinson                                  1,761,091 common shares(3)                    3.3159%

Gordon J. Fretwell                                     72,000 common shares(4)                     0.1356%

Jeffrey R. Mason                                       2,013,989 common shares                     3.7920%


                                    - 110 -

                                                     Common Shares Beneficially
                                                       Owned or Controlled at                As a percentage of
Name of Insider                                        October 31, 2006(1)(5)             outstanding common shares
---------------------------------------------- ---------------------------------------- ------------------------------
Gerald Panneton                                         21,500 common shares                       0.0405%

Ronald W. Thiessen                                     1,925,420 common shares                     3.6253%
---------------------------------------------- ---------------------------------------- ------------------------------
Total                                                 10,403,408 common shares                    19.5881%
                                                          1,800,000 options
============================================== ======================================== ==============================

Notes

(1) The information as to shares beneficially owned or controlled has been furnished by insiders and is as of October 31, 2006.
(2) Certain of these shares are held in the name of Euro-American Capital Corporation, a private company controlled by Mr. Carrier.
(3) Mr. Dickinson holds 481,620 Preferred shares.
(4) Certain of these common shares are registered in the name of Gordon J. Fretwell Law Corporation, a private company controlled by Mr. Fretwell.
(5) Each option is convertible into one common share and each warrant is convertible into one common share

(a)      Incentive Options

         There are no outstanding options on common shares to management or employees.

(b)      Share Incentive Plan

         In order to provide incentive to directors, officers, employees, management and others who provide services to Continental to act in the best interests of Continental, Continental has adopted a Share Incentive Plan (the "Plan").

         At Continental's annual general meeting held on June 14, 2005, shareholders approved the Plan, in which 7,500,000 common shares were reserved for issuance to eligible optionees. As at June 30, 2006, 4,891,267 options were outstanding under the Plan and 158,000 options to purchase common shares had been exercised by optionees in the six months ended June 30, 2006. There remained as at June 30, 2006 a further 2,608,733 common shares available for granting as options under the Plan.

         Eligible Optionees

         Under the policies of the TSX-V, to be eligible for the issuance of a stock option under the Plan an Optionee must either be a director, officer, employee, consultant or an employee of a company providing management or other services to Continental or to a subsidiary at the time the option is granted.

         Options may be granted only to an individual or to a company that is wholly-owned by individuals eligible for an option grant. If the option is granted to a non-individual, Continental must provide the TSX-V with an undertaking that it will not permit any transfer of its securities, nor issue further securities, to any other individual or entity as long as the incentive stock option remains in effect without the consent of the TSX-V.

         Material Terms of the Plan

         The following is a summary of the material terms of the Plan:

         o persons who are directors, officers, employees, consultants to Continental or its affiliates, or who are employees of a management company providing services to Continental are eligible to receive grants of options under the Plan;

         o all options granted under the Plan are non-assignable and non-transferable and while Continental is a Tier 2 issuer for a period of up to 5 years;

         o for stock options granted to employees or service providers (inclusive of management company employees), Continental must ensure that the proposed Optionee is a bona fide employee or service provider (inclusive of a management company employee), as the case may be, of Continental or of any of its subsidiaries;

         o if an Optionee ceases to be employed by Continental (other than as a result of termination with cause) or ceases to act as a director or officer of Continental or a subsidiary of Continental, any option held by such Optionee may be exercised within 90 days after the date such Optionee ceases to be employed or act as an officer or director (30 days if the Optionee is engaged in investor relations activities);

         o the exercise price of the option is established by the board of directors at the time of the option is granted, subject to a the minimum exercise price of not less than the Market Price (as defined in the policies of the TSX-V); and

         o no Optionee can be granted an option or options to purchase more than 5% of the outstanding listed common shares of Continental in a one year period.

         Insider Limitations

         The number of common shares reserved for issuance under options granted to insiders may exceed 10% of the issued common shares, and, within a 12 month period, the number of options granted to insiders may exceed 10% of the issued common shares.

         Disinterested Shareholder Approval

         In accordance with the requirements of the TSX-V and the terms of the Plan, disinterested shareholder approval was received at the 2005 shareholders' meting.

         "Disinterested Shareholder Approval" means the approval by a majority of the votes cast by all shareholders of Continental at the Meeting excluding votes attached to listed common shares beneficially owned by insiders of Continental to whom the options have been granted under the Existing Plan and associates of those insiders.

Interest of Continental Management in Certain Transactions

Except as disclosed in relation to Continental's association with HDI (see "the Merger - Association with Hunter Dickinson Inc."), and the Taseko debt financing

(see "Information Regarding Continental - Debt Financing with Taseko Mines Limited"), Continental has not and does not propose to:

     o    enter into any  transactions  which are material to  Continental  or a related party or any transactions unusual in their nature or conditions involving goods, services or tangible or intangible assets to which Continental or any its former subsidiaries was a party;

     o make any loans or guarantees directly or through any of its former subsidiaries to or for the benefit of any of the following persons:

         (a) enterprises directly or indirectly through one or more inter-mediaries, controlling or controlled by or under common con-trol with Continental;

         (b) associates of Continental (unconsolidated enterprises in which Continental has significant influence or which has significant influence over Continental) including shareholders beneficially owning 10% or more of the outstanding shares of Continental;

         (c)      individuals   owning,   directly  or  indirectly,   shares  of
                  Continental  that  gives  them   significant   influence  over
                  Continental and close members of such individuals families;

         (d) key management personnel (persons having authority in responsibility for planning, directing and controlling the activities of Continental including directors and senior management and close members of such directors and senior management); or

         (e) enterprises in which a substantial voting interest is owned, directly or indirectly, by any person described in (c) or (d) or over which such a person is able to exercise significant influence.

Interests of Experts and Counsel

Not applicable.

Legal Proceedings of Continental

Continental is not and does not anticipate being a party to any legal proceedings in the foreseeable future.

Exchange Controls

Continental is a Province of British Columbia, Canada corporation. There is no law or governmental decree or regulation in Canada that restricts the export or import of capital, or affects the remittance of dividends, interest or other payments to a non-resident holder of common shares, other than withholding tax requirements. Any such remittances to United States residents are generally subject to withholding tax, however no such remittances are likely in the foreseeable future.

There is no limitation imposed by the laws of Canada or by the charter or other constituent documents of Continental on the right of a non-resident to hold or vote its common shares, other than as provided in the Investment Canada Act (Canada) (the "Investment Act"). The following discussion summarizes the material features of the Investment Act for a non-resident who proposes to acquire a controlling number of Continental's common shares. It is general only, it is not a substitute for independent advice from an investor's own advisor, and it does not anticipate statutory or regulatory amendments. Continental does not believe the Investment Act will have any affect on it or on its non-Canadian shareholders due to a number of factors including the nature of its operations and Continental's relatively small capitalization.

The Investment Act generally prohibits implementation of a "reviewable" investment by an individual, government or agency thereof, corporation, partnership, trust or joint venture (each an "entity") that is not a "Canadian" as defined in the Investment Act (ie. a "non-Canadian"), unless after review the Director of Investments appointed by the minister responsible for the Investment Act is satisfied that the investment is likely to be of net benefit to Canada. The size and nature of a proposed transaction may give rise to an obligation to notify the Director to seek an advance ruling. An investment in Continental's common shares by a non-Canadian (other than a "WTO Investor" as that term is defined in the Investment Act and which term includes entities which are nationals of or are controlled by nationals of member states of the World Trade Organization) when Continental was not controlled by a WTO Investor, would be reviewable under the Investment Act if it was an investment to acquire control of Continental and the value of the assets of Continental, as determined in accordance with the regulations promulgated under the Investment Act, was over a certain figure, or if an order for review was made by the federal cabinet on the grounds that the investment related to Canada's cultural heritage or national identity, regardless of the value of the assets of Continental. An investment in the common shares by a WTO Investor, or by a non-Canadian when Continental was controlled by a WTO Investor, would be reviewable under the Investment Act if it was an investment to acquire control of Continental and the value of the assets of Continental, as determined in accordance with the regulations promulgated under the Investment Act, was not less than a specified amount, which currently exceeds approximately Cdn$250 million. A non-Canadian would acquire control of Continental for the purposes of the Investment Act if the non-Canadian acquired a majority of the common shares. The acquisition of less than a majority but one-third or more of the common shares would be presumed to be an acquisition of control of Continental unless it could be established that, on the acquisition, Continental was not controlled in fact by the acquirer through the ownership of the common shares.

The foregoing assumes Continental will not engage in the production of uranium or own an interest in a producing uranium property in Canada, or provide any financial service or transportation service, as the rules governing those businesses are different.

Certain transactions relating to the common shares of the Company would be exempt from the Investment Act, including:

     (a) an acquisition of the common shares by a person in the ordinary course of that person's business as a trade or dealer in securities,

     (b) an acquisition of control of Continental in connection with the realization of security granted for a loan or other financial assistance and not for a purpose related to the provisions of the Investment Act, and

     (c) an acquisition of control of Continental by reason of an amalgamation, merger, consolidation or corporate reorganization following which the ultimate direct or indirect control in fact of Continental, through the ownership of the common shares, remain unchanged.

Quantitative and Qualitative Disclosures About Market Risk

Transaction Risk and Currency Risk Management

Continental's operations do not employ financial instruments or derivatives which are market sensitive and Continental does not have financial market risks.

Exchange Rate Sensitivity

Continental's administrative operations are in Canada and hence its administrative activities are not significantly affected by exchange rate risk. Its liabilities are denominated in Canadian dollars, and Continental has no significant commitments in any other currencies. Continental currently does not engage in foreign currency hedging.

Interest Rate Risk

Continental is equity financed and does not have any debt which is subject to interest rate change risk.

Commodity Price Risk

Continental does not have any operating mines and hence does not have any hedging or other commodity based operations risks respecting its business activities.


                                   GREAT CHINA

Description of Business of Great China

Business Development

Great China was incorporated on September 15, 1998 as Vancouver's Finest Coffee Company for the purpose of building a retail coffee business. In early 2000, Great China commissioned a study into the viability of the coffee kiosk business and, at Great China's Annual General Meeting in March 2000, the shareholders approved a resolution for the directors to pursue another line of business other than the originally proposed coffee kiosk business.

In May 2000, Great China acquired 100% control of China NetTV Inc., a British Virgin Islands company. China NetTV had a Letter of Intent to form a Joint Venture in China with Sichuan QianFeng Digital Audio/Video Equipment Co. Ltd. In September 2000, the Joint Venture Company Chengdu Qianfeng NetTV Co., Ltd. was formed after receiving approval from Moftec (Chinese Ministry of Foreign Trade and Economic Cooperation). Great China funded the Joint Venture in the production of trial digital set-top boxes for in China until 2002. As of August 31, 2002 Great China had paid $1,280,000 of the $1,500,000 due to complete the purchase of the initial interest in the joint venture; however, thereafter it was unable to complete the terms of the agreement and it abandoned the joint venture. Accordingly, management expensed the joint venture payments from its books. On November 28, 2003, the board of directors approved to abandon the inactive subsidiary, China NetTV Inc.

On July 4, 2003, Great China entered into a share exchange agreement ("2003 Agreement") to acquire all of the issued and outstanding shares of Honglu, a Chinese company that held prospecting permits and licenses on mineral prospects in Tibet, China. On November 5, 2004, Great China and Honglu shareholders mutually agreed to terminate the Agreement because the Tibet government had on August 10, 2004 rejected the application for approval of the Agreement with Great China. All the shares issued under escrow in relation to the Agreement, in total of 129,700,000, together with 9,639,000 shares issued for the related finders' fees and legal fees, were returned to treasury for cancellation on February 14, 2005.

On November 5, 2004, Great China and shareholders of Highland Mining Inc. ("Highland") entered into a Share Exchange Agreement whereby Great China agreed to issue 85,000,000 shares of its common stock and an agreement to issue 65,000,000 shares of its common stock in exchange for 50% of the issued and outstanding shares of Highland held by Highland Shareholders.

Upon completion of the Exchange, the following individuals were elected as directors of Great China: Mr. Zhi Wang, Mr. Jie (Jack) Yang, Xiaojun Ma and Jing Wang. Great China agreed to pay a finder's fee in the form of an agreement to issue common stock for issuance of 9,639,000 common shares of Great China upon completion of the share exchange and the increase of authorized common stock of Great China, which was approved at the Annual General Meeting held on December 30, 2005.

Current Business of Great China

The mandate of Great China is to identify, acquire and develop mineral resources in the Peoples Republic of China. In November 2004, Great China identified and acquired 25 mineral properties in Tibet, China. Subsequently, Great China acquired the rights/options/earnings to an additional 22 properties to bring the total portfolio to 47 properties and it is the vast majority of these which have been disposed of to Mr. Zhi Wang for nominal consideration as part of the disposal of 43 Non-core Properties. (See "Related Transactions and Interests of Great China Insiders in the Merger -- Disposal by Great China of Non-Core Properties".)

Description of Only Material Property

The Xietongmen Property is the only material Great China asset and is the copper-gold porphyry deposit which is indirectly beneficially owned as to 60% by Continental and 40% by Great China (see "Information regarding Continental - Xietongmen Property").

Employees

Great China has only one employee. Great China continues to rely on the expertise of the officers and directors to carry out its business strategy. Great China anticipates the need for increased administrative and other staff as its business grows.

Legal Proceedings of Great China

Great China is not and does not anticipate being a party to any legal proceedings in the foreseeable future.

Plan of Operations for Great China

Great China has had no revenues from operations since inception of the exploration stage (July 1, 2003). The operations of Great China have been financed through private placements and loans from shareholders.

In the event the Merger does not proceed, Great China intends to continue to explore for copper, gold and other base metal deposits in Tibet and other areas of China.

The majority of Great China's expenses for the year ended December 31, 2005 have consisted of the following significant items: exploration expenses, consulting fees, legal and professional fees, and rental expenses. Such fees were incurred in connection with efforts to carry out the exploration program on a prioritized basis and corporate maintenance, which included fees incurred to maintain and file its periodic reports as required by the rules and regulations of the Securities and Exchange Commission.

Additionally, during the period ended December 31, 2005, Great China recorded the fair value of potential shares to be issued under contractual arrangements that are in excess of the authorized share capital as a liability in accordance with paragraph 19 of Emerging Issues Task Force ("EITF") Issue 00-19 with the change in fair value reported in earnings. The net effect was an increase in current liabilities and net loss for the period ended December 31, 2005 and the period from inception to December 31, 2005 totalling $6,466,494. Although this was a non-cash entry affecting the results of operations for those respective periods ended, the amount represented the amount Great China would have to pay to repurchase shares in the open market to satisfy the exercise by holders of the warrants and options under contractual arrangements. If any or all of the holders had chosen to exercise their warrants or options, Great China would not have had the financial resources to meet its obligations. The situation was ratified after the authorization of increase in authorized share capital at Great China's Annual General Meeting held on December 30, 2005. The corresponding amount of liabilities of $6,466,494 was then transferred to the stockholders' equity section as required by this EITF.

To date, Great China has not been profitable in any of its endeavours and faces all the risks common to companies in their early stages of development, including under-capitalization and uncertainty of funding sources, high initial expenditure levels and uncertain revenue streams, an unproven business model, and difficulties in managing growth. Recurring losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not reflect any adjustments that might result from the outcome of this uncertainty. Whether the Merger completes or not, management believes Great China will continue to incur losses for at least the next 12 months and will require additional cash to satisfy our operations. If the Merger does not proceed, Great China's future funding requirements will depend on numerous factors, many of which are beyond its control.

Due to the "start up" nature of Great China's business, it expects to incur losses as it expands. If the Merger does not proceed, management expects to need to raise additional funds through private or public equity investment in order to expand the range and scope of our business operations and will seek access to private or public equity but additional funds may not be available for Great China to finance its operations on acceptable terms, if at all. Management cannot assure you that it will be able to raise funds through a sale or equity transaction, or if such funding is available, that it will be on favourable terms. Great China's common stock is currently traded on the OTCBB.

Surrounding Properties

In March and April 2005, Great China signed Lease and Option Agreements with three private Chinese companies associated with Mr. Zhi Wang. The agreements allowed the acquisition of 60% to 80% equity interests in 3 groups of mineral properties in Tibet, China through spending a minimum of $200,000 to $400,000 on each of these properties each year for a two-year period. These agreements are being terminated in conjunction with the Merger and Continental will purchase them. In conjunction with Chinese advisors and an independent consultant, Great China established a work program totalling $1.7m on these properties referred to as Zemuduola, Donggapu, Tangbai and Banongla properties surrounding Xietongmen in 2005 that were completed by year-end 2005.

Change of Management

Maurice Tsakok resigned as Great China's Secretary/Treasurer on December 29, 2005, and Amin Amlani was appointed as Secretary/Treasurer.

Results of Operations

Great China carried out exploration activities during the fiscal year ended December 31, 2005. Great China generated no revenue and incurred significant losses consisting exploration expenses of $1,678,204, and general and administrative expenses of $575,343. Great China had an equity loss on investment in Highland Mining Inc. of $800,000, and a non-cash expense charged for the fair value of potential shares to be issued as a result of certain stock options and warrants outstanding in excess of authorized share capital totalling $6,466,494. The operating loss in 2005 was $2,253,547 and net loss was $9,494,397 or $0.05 per share.

This compares to the fiscal year ended December 31, 2004 when Great China generated no revenue and incurred significant losses consisting of general and administrative expenses of $1,055,134 and a non-cash charge for the fair value of 9,639,000 shares of common stock representing a finder's fee valued at $0.08 per share issued to a non-employee totalling $771,120. The operating loss was $1,826,254, and the net loss was $1,844,826 or $0.03 per share in 2004.

Great China expects the trend of losses to continue at an increasing rate until it can achieve commercial production on some of the mineral properties or sell some of the mineral properties, which is uncertain.

Liquidity and Working Capital

As of December 31, 2005, Great China had a working capital of $222,544 consisting of total current assets of $447,162 and total current liabilities of $224,618. For the year ended December 31, 2005, Great China received $1,680,000 in cash proceeds from the issuance of common stock. Great China has no other capital resources other than the ability to use its common stock to achieve additional capital or exercise of the warrants by the holders.

Great China completed a non-brokered private placement of 48,000,000 units at $0.05 per unit for total proceeds of $2,400,000. Half of the subscriptions were received on December 31, 2004 and the remaining $1,200,000 were received in the first quarter of 2005. Each unit consists of one common share and one non-transferable share purchase warrant entitling the holder to purchase one common share for two years, at $0.08 per share in the first year or $0.25 in the second year. The proceeds from this private placement were used for working capital and acquiring mining properties during 2005. A 7% finder's fee was paid in shares of common stock of Great China. During the nine months ended September 30, 2006, 42,000,000 Series "E" warrants were exercised at $0.08 each for cash of $3,360,000. As of September 30, 2006 Great China had working capital of $3,192,740. It is a condition of the Merger Agreement that Great China expend no more than US$50,000 per month of these funds pending completion or abandonment of the Merger.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Great  China  has  not  experienced  any  changes  in  and  disagreements   with
accountants on accounting and financial disclosure.

Directors and Officers of Great China that will serve as Directors of Continental After the Merger

Jie ("Jack") Yang and Zhi Wang will serve as Directors of Continental after the Merger. The following table sets out their place of residence, position, and period of time they have been a Director or Officer of Great China.


Name and Place of Residence        Position                           Period a Director or Officer
---------------------------------------------------------------------------------------------------------
Jie ("Jack") Yang                  Vice President & Director          Director since November 2004, and
Vancouver, BC                                                         Vice President since July 2003.

Zhi Wang                           Chairman & Director                Director since November 2004, and
San Mateo, California                                                 Chairman since July 2003.

Jie (Jack) Yang, Director and Vice President of Operations

Jack graduated from the Beijing University of International Business & Economics, Beijing, China in 1984 with a Bachelor of Economics degree. He was a director and Vice President of Honglu Investment Holdings, Inc. from 2001 to 2003; President of Sundecin Enterprises Inc. since 1997; General Manager, Jianxin Trading Co., 1988-97 and Assistant Customs Supervisor, Beijing Customs Administration, 1984-87.

Zhi Wang, Chairman and Director

Zhi completed a diploma in business administration at China Radio & Television University in 1984 and pursued further studies in business administration under an exchange program in Australia 1988. From 2001 to present, he has been Chairman and President of Honglu Investment Holdings, Inc., Tianyubofeng Science & Technology, Inc., a Chinese company in aluminium and carbon coke producing business, and Standard Hotel Management, Co. He is President and General Manager, Ziyuewentao Enterprises Inc., 1997 to present; General Manager, Tianjin Zangtong Trading Co., 1993; Managing Director of Hong Kong Zangtong Trading Co., 1990; CEO of Tibet Autonomous Region Economic & Trade Bureau, Beijing Office, 1987; Member, the Leading Team on Tibetan Economy, the State Council of China, 1984.

Compensation Paid to Directors and Officers of Great China that will serve as Directors of Continental After the Merger Great China did not pay any compensation to Zhi Wang during 2005. Compensation paid during 2005 to Mr. Jie
(Jack) Yang by Great China is as follows:


                                                                                        Other Annual
                                            Underlying                                  Compensation
      Name and Position           SARs      Securities     Salary ($)    Bonus ($)       Awards ($)
------------------------------ ----------- -------------- ------------- ------------- ------------------
Jie ("Jack") Yang                 --            --            ----           5,000        60,000
Vice President/ Director
------------------------------ ----------- -------------- ------------- ------------- ------------------

Security Ownership of Beneficial Owners of Great China Common Stock

The following table sets forth information with respect to the beneficial ownership of Great China common stock, as of November 10, 2006:

(1) each director;

(2) the chief executive officer and the other four highest paid executive officers;

(3) all directors and executive officers as a group; and

(4) each person who, to Great China's knowledge, is the beneficial owner of more than 5% of the outstanding Great China voting stock.


                              Name, Position and Business Address of               Amount of               Percent
     Title of Class                      Beneficial Owner                     Beneficial Interest           Class
------------------------- ----------------------------------------------- ----------------------------- ---------------
Common                    Mr. Zhi Wang                                    20,000,000 common stock       6.32%
                          Chairman and Director
                          Room 1001-1002, Tower B
                          China International Science & Technology
                          Convention Center
                          No. 12, Yumin Road
                          Chaoyang District
                          Beijing China
------------------------- ----------------------------------------------- ----------------------------- ---------------
Common                    Chen Lijun                                      16,000,000 common stock       5.06%
                          Room 1001-1002, Tower B
                          China International Science & Technology
                          Convention Center
                          No. 12, Yumin Road
                          Chaoyang District
                          Beijing China
------------------------- ----------------------------------------------- ----------------------------- ---------------

The following sets forth information with respect to Great China's common stock beneficially owned by each Officer and Director, and by all Directors and Officers as a group, at November 10, 2006:

                              Name, Position and Business Address of          Amount of Beneficial
     Title of Class                      Beneficial Owner                           Interest            Percent Class
------------------------- ----------------------------------------------- ----------------------------- ---------------
Common                    Anthony Garson                                  100,000 common stock          0.03%
                          President and Director
                          Great China Mining Inc.
                          World Trade Centre
                          Suite 536 - 999 Canada Place
                          Vancouver, British Columbia
                          Canada
                          V6C 3E2
------------------------- ----------------------------------------------- ----------------------------- ---------------
Common                    Mr. Jie (Jack) Yang                             5,000,000 common stock        1.58%
                          Vice President and Director
                          Great China Mining
                          Suite 536 - 999 Canada Place
                          Vancouver, British Columbia
                          Canada
                          V6C 3E2
------------------------- ----------------------------------------------- ----------------------------- ---------------


                                    - 121 -


                              Name, Position and Business Address of          Amount of Beneficial
     Title of Class                      Beneficial Owner                           Interest            Percent Class
------------------------- ----------------------------------------------- ----------------------------- ---------------
Common                    Mr. Zhi Wang                                    20,000,000 common stock       6.32%
                          Chairman and Director
                          Room 1001-1002, Tower B
                          China International Science & Technology
                          Convention Center
                          No. 12, Yumin Road
                          Chaoyang District
                          Beijing China
------------------------- ----------------------------------------------- ----------------------------- ---------------
Common                    Amin Amlani                                     1,000,000 options             0.32%
                          Secretary and Treasurer
                          Great China Mining
                          Suite 536 - 999 Canada Place
                          Vancouver, British Columbia
                          Canada
                          V6C 3E2
------------------------- ----------------------------------------------- ----------------------------- ---------------
Common                    Xiaojun Ma                                      7,500,000 common stock        2.37%
                          Director
                          Room 1001-1002, Tower B
                          China International Science & Technology
                          Convention Center
                          No. 12, Yumin Road
                          Chaoyang District
                          Beijing China
------------------------- ----------------------------------------------- ----------------------------- ---------------
Common                    Jing Wang                                       8,000,000 common stock        2.53%
                          Director
                          Room 1001-1002, Tower B
                          China International Science & Technology
                          Convention Center
                          No. 12, Yumin Road
                          Chaoyang District
                          Beijing China
------------------------- ----------------------------------------------- ----------------------------- ---------------

Total as a group is 40,600,000 common shares or 12.8%. If all options are exercised, the group owns 41,600,000 common shares or 13.15%.

Except as otherwise indicated, the persons identified in the above table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable. Information contained under the column "Rights to acquire shares of Great China common stock" represents beneficial ownership of Great China common stock that may be acquired by the exercise of options or share rights which are currently exercisable or exercisable within 60 days of the date of this table.


                     Beneficially Owned Shares of
                     Great China Common Stock on      Rights to Acquire Shares of Great China Common
Name                      November 10, 2006                       Stock within one year
-----------------    -----------------------------   -------------------------------------------------
Amin Amlani                      Nil                    1,000,000 stock options exercisable until
                                                          December 2, 2008 at US$0.12 per share

Nuanyin Gui                      Nil                 100,000 stock options exercisable until December

Gongbo Li                        Nil                 100,000 stock options exercisable until December

Interest of Great China in Certain Transactions

Great China has not and does not propose to:

    o enter into any transactions which are material to Great China or a related party or any transactions unusual in their nature or conditions involving goods, services or tangible or intangible assets to which Great China was a party except as described herein;

    o make any loans or guarantees to or for the benefit of any of the follow -ing persons:

         (a) enterprises directly or indirectly through one or more inter-mediaries, controlling or controlled by or under common con-trol with Great China;

         (b) associates of Great China (unconsolidated enterprises in which Great China has significant influence or which has significant influence over Great China) including shareholders beneficially owning 10% or more of the outstanding shares of Great China;

         (c) individuals owning, directly or indirectly, shares of Great China that gives them significant influence over Great China and close members of such individuals families;

         (d) key management personnel (persons having authority in responsibility for planning, directing and controlling the activities of Great China including directors and senior management and close members of such directors and senior management); or

         (e) enterprises in which a substantial voting interest is owned, directly or indirectly, by any person described in (c) or (d) or over which such a person is able to exercise significant influence.

                                   POST MERGER

Continental After Merger Schematic


         _______________________________________Continental Minerals Corporation
         |                                             (British Columbia)__________________________
         |                                        |                  |                             |
    100% |                                        |     100%         |                             |
N7C Resources Inc.                      Great China Mining Inc.      |                             |
(Cayman Islands)                           |  (Nevada)    |          |                             |
       |                                   |(Merged Co.)  |          |                             |
 100%  |                                   |              |          |                             |
N8C Resources Inc.                         |              |          |  100%            100%       |
(Cayman Islands)                           |              |     Top Mining Limited      Skyland Mining Limited
       |___________________________________|              |          (Cayman)                 (Cayman)
                60%   |   40%                             |          |                             |
                      |                         Great China Mining   |                             |
             Highland Mining Inc.                  (Canada Inc.)     |                             |
          (British Virgin Islands)              (British Columbia)   |                             |
                      |                             (inactive)       |                             |
                100%  |                                              |  100%            100%       |
        Tibet Tian Yuan Minerals                                Tibet Xi Hua Mining     Tibet Jiaerton Mining
            Exploration Ltd.  |                                   Development, Inc.       Development, Inc.
        (People's Republic of |                                      | (PRC)                   (PRC)
             |  China)        |                                      |                             |
             |                |                                      |                             |
        100% |                | 100%                                 |  100%            100%       |
             |                |                                      |                             |
        Banongla                Xietongmen                            Donggapu            Zemodoula
   Exploration Rights            Property                       Exploration Rights    Exploration Rights


                    (See page 72 for organization pre-Merger)


Continental Board of Directors Following the Merger

Upon completion of the Merger, the board of directors of Continental will consist of the following ten directors, and one other nominee of Great China to be determined:

         Robert Dickinson           -       Director
         Gerald Panneton            -       President, CEO, Director
         Mr. Zhi Wang(1)            -       Co-Chairman, Director
         Ron Thiessen               -       Co-Chairman, Director
         Jeffrey Mason              -       CFO, Director
         Mr. Jie (Jack) Yang(2)     -       Director
         Rene Carrier               -       Independent Director
         David Copeland             -       Director
         Scott Cousens              -       Director
         Gordon Fretwell            -       Independent Director

(1)  Mr. Zhi Wang is currently a director of Great China.
(2)  Mr. Jie (Jack) Yang is currently a director of Great China.

Material U.S.  Federal Income Tax  Consequences  Related To  Continental  Common
Shares

The following is a summary of the anticipated material U.S. federal income tax consequences to a U.S. Holder (as defined above) arising from and relating to the ownership and disposition of Continental common shares.

Treaty Application to Certain Individual U.S. Holders. An individual U.S. Holder who does not maintain a substantial presence, permanent home, or habitual abode in the U.S., or whose personal and economic relations are not closer to the U.S. than to any other country (other than Canada), may be unable to benefit from the provisions of the Canada-U.S. Income Tax Convention (the "Treaty"). An individual U.S. Holder described immediately above should consult his or her own financial advisor, legal counsel, or accountant regarding the availability of benefits under the Treaty.

Distributions on Continental Common Shares.

General Taxation of Distributions

A U.S. Holder that receives a distribution, including a constructive distribution, with respect to Continental common shares will be required to include the amount of such distribution in gross income as ordinary income (without reduction for any Canadian income tax withheld from such distribution) to the extent of the current or accumulated "earnings and profits" of Continental. To the extent that a distribution exceeds the current and accumulated "earnings and profits" of Continental, such distribution will be treated (a) first, as a tax-free return of capital to the extent of the U.S. Holder's adjusted basis in the Continental common shares and, (b) thereafter, as gain from the sale or exchange of such shares. (See more detailed discussion at "Disposition of Continental Common Shares" below).

Reduced Tax Rates for Certain Dividends

For taxable years beginning before January 1, 2011, a dividend paid by Continental generally will be taxed at the preferential tax rates applicable to long-term capital gains if (a) Continental is a "qualified foreign corporation" ("QFC") (as defined below), (b) the U.S. Holder receiving such dividend is an individual, estate, or trust, and (c) such dividend is paid on Continental common shares that have been held by such U.S. Holder for at least 61 days during the 121-day period beginning 60 days before the "ex-dividend date" (i.e., the first date that a purchaser of such Continental common shares will not be entitled to receive such dividend).

Continental generally will be a QFC if it is eligible for the benefits of the Treaty. However, even if Continental satisfies this requirement, it will not be treated as a QFC if it is a "passive foreign investment company" (as defined below) for the taxable year during which Continental pays a dividend or for the preceding taxable year.

As discussed below, Continental appears to have been a passive foreign investment company for its taxable years ending December 31, 2005 and December 31, 2004, and at least certain prior fiscal years. (See more detailed discussion at "Additional Rules that May Apply to U.S. Holders--Passive Foreign Investment

Company" below). Accordingly, Continental does not believe that it is a QFC. Moreover, there can be no assurance that Continental will be a QFC in any future taxable years.

If Continental is not a QFC, a dividend paid by Continental to a U.S. Holder, including a U.S. Holder that is an individual, estate, or trust, generally will be taxed at ordinary income tax rates (and not at the preferential tax rates applicable to long-term capital gains).

Distributions Paid in Non-U.S. Currency

The amount of a distribution paid in currency other than U.S. dollars generally will be equal to the U.S. dollar value of such distribution based on the exchange rate applicable on the date of receipt. A U.S. Holder that does not convert foreign currency received as a distribution into U.S. dollars on the date of receipt generally will have a tax basis in such non-U.S. currency equal to the U.S. dollar value of such non-U.S. currency on the date of receipt. Such a U.S. Holder generally will recognize ordinary income or loss on the subsequent sale or other taxable disposition of such non-U.S. currency (including an exchange for U.S. dollars). However, an individual U.S. Holder whose realized gain upon disposition of such non-U.S. currency does not exceed $200 will not recognize such gain to the extent that there are no expenses associated with the transaction that meet the requirements for deductibility as a trade or business expense or as an expense for the production of income.

Dividends Received Deduction

Dividends paid on Continental common shares generally will not be eligible for the "dividends received deduction." The availability of the dividends received deduction is subject to complex limitations that are beyond the scope of this discussion, and a U.S. Holder that is a corporation should consult its own financial advisor, legal counsel, or accountant regarding the dividends received deduction.

Disposition of Continental Common Shares

Subject to application of the passive foreign investment company rules and the controlled foreign corporation rules (see "Additional Rules that May Apply to U.S. Holders," below), a U.S. Holder will recognize gain or loss on the sale or other taxable disposition of Continental common shares in an amount equal to the difference, if any, between (a) the amount of cash plus the fair market value of any property received and (b) such U.S. Holder's adjusted basis in the Continental common shares sold or otherwise disposed of. Any such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if the Continental common shares were held for more than one year at the time of the sale or other disposition.

Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses and net capital losses are subject to complex limitations. For a U.S. Holder that is an individual, estate, or trust, capital losses may be used to offset capital gains and up to $3,000 of ordinary income. An unused capital loss of a U.S. Holder that is an individual, estate, or trust generally may be carried forward to subsequent taxable years, until such net capital loss is exhausted. For a U.S. Holder that is a corporation, capital losses may be used to offset capital gains, and an unused capital loss generally may be carried back three years and carried forward five years from the year in which such net capital loss is recognized.

Foreign Tax Credit. A U.S. Holder who pays (whether directly or through withholding) Canadian or other foreign income tax with respect to Continental common shares generally will be entitled, at the election of such U.S. Holder, to receive either a deduction or a credit for such Canadian or other foreign tax paid. Generally, a credit will reduce a U.S. Holder's U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Holder's income subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Holder during a year.

Complex limitations apply to the foreign tax credit, including the general limitation that the credit cannot exceed that portion of a U.S. Holder's U.S. federal income tax liability that such U.S. Holder's "foreign source" taxable income bears to such U.S. Holder's worldwide taxable income. In applying this limitation, a U.S. Holder's various items of income and deduction must be classified, as either "foreign source" or "U.S. source." In addition, this limitation is calculated separately with respect to specific categories of income (including for taxable years ending on or before December 31, 2006 "passive income," "high withholding tax interest," "financial services income," "shipping income," and certain other categories of income and for taxable years ending after December 31, 2006 "passive income" and "general category income" - that is, income other than "passive income"). Dividends paid by Continental generally will constitute "foreign source" income and generally will be classified as "passive income." However, distributions with respect to Continental common shares in excess of Continental's current and accumulated earnings and profits would not constitute foreign source income and a U.S. Holder would not be able to use the foreign tax credit arising from any Canadian withholding tax imposed on such distribution unless the credit could be applied (subject to applicable limitations) against U.S. tax due on other foreign source income in the appropriate category. In addition, a U.S. Holder that is a corporation and that owns 10% or more of the voting stock of Continental may, subject to complex limitations, be entitled to an "indirect" foreign tax credit under Section 902 of the Code with respect to dividends paid by Continental. The foreign tax credit rules are complex, and each U.S. Holder should consult its own financial advisor, legal counsel, or accountant regarding the foreign tax credit rules.

Information Reporting; Backup Withholding

Payments made within the U.S. of dividends on, and proceeds arising from certain sales or other taxable dispositions of, Continental common shares generally will be subject to information reporting and backup withholding tax, at the current rate of 28%, if a U.S. Holder (a) fails to furnish such U.S. Holder's correct U.S. taxpayer identification number ("TIN") (generally on Form W-9), (b) furnishes an incorrect TIN, (c) is notified by the IRS that such U.S. Holder has previously failed to properly report items subject to backup withholding tax, or
(d) fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct TIN and that the IRS has not notified such U.S. Holder that it is subject to backup withholding tax. U.S. Holders that are corporations generally are excluded from these information reporting and backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Holder's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Holder furnishes required information to the IRS. Each U.S. Holder should consult its own financial advisor, legal counsel, or accountant regarding the information reporting and backup withholding tax rules.

Additional Rules that May Apply to U.S. Holders

Controlled Foreign Corporation Rules

Continental generally will be a "controlled foreign corporation" under Section 957 of the Code (a "CFC") if more than 50% of the total voting power or the total value of the outstanding shares of Continental is owned, directly or indirectly, by citizens or residents of the U.S., domestic partnerships, domestic corporations, domestic estates, or domestic trusts (each as defined in Section 7701(a)(30) of the Code), each of which own, directly or indirectly, 10% or more of the total voting power of the outstanding shares of Continental (a "10% Shareholder").

If Continental is a CFC, a 10% Shareholder generally will be subject to current U.S. federal income tax with respect to (a) such 10% Shareholder's pro rata share of the "subpart F income" (as defined in Section 952 of the Code) of Continental and (b) such 10% Shareholder's pro rata share of the earnings of Continental invested in "United States property" (as defined in Section 956 of the Code). In addition, under Section 1248 of the Code, any gain recognized on the sale or other taxable disposition of Continental common shares by a U.S. Holder that was a 10% Shareholder at any time during the five-year period ending with such sale or other taxable disposition generally will be treated as a dividend to the extent of the "earnings and profits" of Continental that are attributable to such Continental common shares. If Continental is both a CFC and a "passive foreign investment company" (as defined below), Continental generally will be treated as a CFC (and not as a "passive foreign investment company") with respect to any 10% Shareholder.

Continental does not believe that it has previously been, or currently is, a CFC. However, there can be no assurance that Continental will not be a CFC for the current or any future taxable year.

Passive Foreign Investment Company Rules

Continental  generally  will be a "passive  foreign  investment  company"  under
Section 1297 of the Code (a "PFIC") if, for a taxable year, (a) 75% or more of the gross income of Continental for such taxable year is passive income or (b) 50% or more of the assets held by Continental either produce passive income or are held for the production of passive income, based on the fair market value of such assets (or on the adjusted tax basis of such assets, if Continental were not publicly traded and were either a "controlled foreign corporation" or made an election). "Passive income" includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of stock and securities, and certain gains from commodities transactions.

For purposes of the PFIC income test and assets test described above, if Continental owns, directly or indirectly, 25% or more of the total value of the outstanding shares of another foreign corporation, Continental will be treated as if it (a) held a proportionate share of the assets of such other foreign corporation and (b) received directly a proportionate share of the income of such other foreign corporation. In addition, for purposes of the PFIC income test and asset test described above, "passive income" does not include any interest, dividends, rents, or royalties that are received or accrued by Continental from a "related person" (as defined in Section 954(d)(3) of the Code), to the extent such items are properly allocable to the income of such related person that is not passive income.

Continental believes that it was a PFIC for the taxable years ended December 31, 2004 and December 31, 2005. It also may be a PFIC for its taxable year ending December 31, 2006.

Default PFIC Rules Under Section 1291 of the Code

If Continental is a PFIC, the U.S. federal income tax consequences to a U.S. Holder of the acquisition, ownership, and disposition of Continental common shares will depend on whether the U.S. Holder makes an election to treat Continental as a "qualified electing fund" ("QEF") under Section 1295 of the Code (a "QEF Election") or a mark-to-market election under Section 1296 of the Code (a "Mark-to-Market Election"). A U.S. Holder that does not make either a QEF Election or a Mark-to-Market Election will be referred to in this summary as a "Non-Electing U.S. Holder."

A Non-Electing U.S. Holder will be subject to the rules of Section 1291 of the Code with respect to (a) any gain recognized on the sale or other taxable disposition of Continental common shares and (b) any excess distribution paid on the Continental common shares. A distribution generally will be an "excess distribution" to the extent that such distribution (together with all other distributions with respect to the Continental common shares received by the U.S. Holder in the current taxable year) exceeds 125% of the average distributions received during the three preceding taxable years (or during the U.S. Holder's holding period for the Continental common shares, if shorter).

Under Section 1291 of the Code, any gain recognized on the sale or other taxable disposition of Continental common shares, and any excess distribution paid on the Continental common shares, must be rateably allocated to each day in a Non-Electing U.S. Holder's holding period for the Continental common shares. The amount of any such gain or excess distribution allocated to a prior year of such Non-Electing U.S. Holder's holding period for the Continental common shares (other than years prior to the first taxable year of Continental during such Non-Electing U.S. Holder's holding period and beginning after January 1, 1987 for which Continental was a PFIC) will be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in such prior year. In addition, a Non-Electing U.S. Holder will be required to pay interest on the resulting tax liability for each such prior year, calculated as if such tax liability had been due in such prior year. A Non-Electing U.S. Holder that is not a corporation must treat any such interest paid as "personal interest," which is not deductible. The amount of any gain or excess distribution allocated to the current year of a Non-Electing U.S. Holder's holding period for the Continental common shares will be treated as ordinary income in the current year, but no interest charge will be imposed with respect to the resulting tax liability for the current year.

If Continental is a PFIC for any taxable year during which a Non-Electing U.S. Holder holds Continental common shares, Continental will continue to be treated as a PFIC with respect to such Non-Electing U.S. Holder, regardless of whether Continental ceases to be a PFIC in one or more subsequent years. A Non-Electing U.S. Holder may terminate this deemed PFIC status by electing to recognize gain

(which will be taxed under the rules of Section 1291 of the Code discussed above) as if such Continental common shares were sold on the last day of the last taxable year for which Continental was a PFIC.

QEF Election

A U.S. Holder that makes a QEF Election generally will not be subject to the rules of Section 1291 of the Code discussed above, but will instead be subject to U.S. federal income tax on such U.S. Holder's pro rata share of (a) the net capital gain of Continental, which will be taxed as long-term capital gain to such U.S. Holder, and (b) and the ordinary earnings of Continental, which will be taxed as ordinary income to such U.S. Holder. Generally, "net capital gain" is the excess of (a) net long-term capital gain over (b) net short-term capital gain, but shall not exceed Continental's earnings and profits for the taxable year, and "ordinary earnings" are the excess of (a) "earnings and profits" over
(b) net capital gain. A U.S. Holder that makes a QEF Election will be subject to U.S. federal income tax on such amounts for each taxable year in which Continental is a PFIC, regardless of whether such amounts are actually distributed by Continental to such U.S. Holder. However, a U.S. Holder that makes a QEF Election may, subject to certain limitations, elect to defer payment of current U.S. federal income tax on such amounts, subject to an interest charge. If such U.S. Holder is not a corporation, any such interest paid will be treated as "personal interest," which is not deductible.

A U.S. Holder that makes a QEF Election generally also may receive a tax-free distribution from Continental to the extent that such distribution represents "earnings and profits" of Continental that were previously included in income by the U.S. Holder because of the QEF Election. In addition, such U.S. Holder's adjusted basis in its Continental common shares will be increased to reflect the amount included in income and decreased to reflect any amount allowed as a tax-free distribution because of the QEF Election. A U.S. Holder that makes a QEF Election generally will recognize capital gain or loss on the sale or other taxable disposition of Continental common shares.

The procedure for making a QEF Election, and the U.S. federal income tax consequences of making a QEF Election, will depend on whether such QEF Election is timely. A QEF Election will be treated as "timely" if it is made for the first year in the U.S. Holder's holding period for the Continental common shares in which Continental was a PFIC. A U.S. Holder may make a timely QEF Election by filing the appropriate QEF Election documents at the time such U.S. Holder files a U.S. federal income tax return for such first year. However, if Continental was a PFIC in a prior year, then in addition to filing the QEF Election documents, a U.S. Holder must elect to recognize (a) gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if the Continental common shares were sold on the qualification date or (b) if Continental was also a CFC, such U.S. Holder's pro rata share of the post-1986 "earnings and profits" of Continental as of the qualification date. The
"qualification date" is the first day of the first taxable year in which Continental was a QEF with respect to such U.S. Holder. The election to recognize such gain or "earnings and profits" can only be made if such U.S. Holder's holding period for the Continental common shares includes the qualification date. By electing to recognize such gain or "earnings and profits," such U.S. Holder will be deemed to have made a timely QEF Election. In addition, under very limited circumstances, a U.S. Holder may make a retroactive QEF Election if such U.S. Holder failed to file the QEF Election documents in a timely manner.

A QEF Election will apply to the taxable year for which it is made and to all subsequent taxable years, unless the QEF Election is invalidated or terminated or the IRS consents to its revocation. If a U.S. Holder makes a QEF Election and, in a subsequent taxable year, Continental ceases to be a PFIC, the QEF Election will remain in effect (although it will not be applicable) during those taxable years in which Continental is not a PFIC. Accordingly, if Continental were to become a PFIC in a subsequent taxable year, the QEF Election will be effective and the U.S. Holder will be subject to the QEF rules described above for such taxable year. In addition, the QEF Election will remain in effect (although it will not be applicable) with respect to a U.S. Holder even after such U.S. Holder disposes of its entire interest in the Continental common shares. Accordingly, if the U.S. Holder reacquires an interest in Continental, it will be subject to the QEF rules described above for each taxable year in which Continental is a PFIC.

Each U.S. Holder should consult its own financial advisor, legal counsel, or accountant regarding the availability of, and procedure for making, a QEF Election. While Continental intends to make the necessary information available to U.S. Holders to permit them to make (and maintain) QEF elections with respect to Continental, U.S. Holders should be aware that there can be no assurance that Continental will satisfy record keeping requirements that apply to a QEF, or that Continental will supply U.S. Holders with information necessary to report under the QEF rules. Each U.S. Holder is strongly urged to consult its tax advisor regarding the availability of, and the procedure for making, the QEF election.

Mark-to-Market Election

A U.S. Holder may make a Mark-to-Market Election only if the Continental common shares are marketable stock. Continental common shares generally will be "marketable stock" if the Continental common shares are regularly traded on (a) a national securities exchange that is registered with the SEC, (b) the national market system established pursuant to section 11A of the Securities and Exchange Act of 1934, or (c) a foreign securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that (i) such foreign exchange has trading volume, listing, financial disclosure, and other requirements and the laws of the country in which such foreign exchange is located, together with the rules of such foreign exchange, ensure that such requirements are actually enforced and (ii) the rules of such foreign exchange ensure active trading of listed stocks.

A U.S. Holder that makes a Mark-to-Market Election generally will not be subject to the rules of Section 1291 of the Code discussed above. However, if a U.S. Holder makes a Mark-to-Market Election after the beginning of such U.S. Holder's holding period for the Continental common shares and such U.S. Holder has not made a timely QEF Election, the rules of Section 1291 of the Code discussed above will apply to certain dispositions of, and distributions on, the Continental common shares.

A U.S. Holder that makes a Mark-to-Market Election will include in ordinary income, for each taxable year in which Continental is a PFIC, an amount equal to the excess, if any, of (a) the fair market value of the Continental common shares as of the close of such taxable year over (b) such U.S. Holder's tax basis in such Continental common shares. A U.S. Holder that makes a Mark-to-Market Election will be allowed a deduction in an amount equal to the lesser of (a) the excess, if any, of (i) such U.S. Holder's adjusted tax basis in the Continental common shares over (ii) the fair market value of such Continental common shares as of the close of such taxable year or (b) the excess, if any, of (i) the amount included in ordinary income because of such Mark-to-Market Election for prior taxable years over (ii) the amount allowed as a deduction because of such Mark-to-Market Election for prior taxable years. In addition, a U.S. Holder's adjusted basis in its Continental common shares will be adjusted to reflect the amount included in gross income or allowed as a deduction as a result of a Mark-to-Market Election. Also, on the sale or other taxable disposition of Continental common shares, a U.S. Holder that makes a Mark-to-Market Election will recognize ordinary income or loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark-to-Market Election for prior taxable years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior taxable years).

A Mark-to-Market Election applies to the taxable year in which such Mark-to-Market Election is made and to each subsequent taxable year, unless the Continental common shares cease to be "marketable stock" or the IRS consents to revocation of such election. Each U.S. Holder should consult its own financial advisor, legal counsel, or accountant regarding the availability of, and procedure for making, a Mark-to-Market Election.

Other PFIC Rules

Treasury Regulations have been proposed under Section 1291(f) of the Code, that (subject to certain exceptions) would cause a U.S. Holder that had not made a timely QEF Election to recognize gain (but not loss) upon certain transfers of Continental common shares that would otherwise be tax-deferred (e.g., gifts and exchanges pursuant to corporate reorganizations). However, the specific U.S. federal income tax consequences to a U.S. Holder may vary based on the manner in which Continental common shares are transferred.

Certain additional adverse rules will apply with respect to a U.S. Holder if Continental is a PFIC, regardless of whether such U.S. Holder makes a QEF Election. For example under Section 1298(b)(6) of the Code, a U.S. Holder that uses Continental common shares as security for a loan will, except as may be provided in Treasury Regulations, be treated as having made a taxable disposition of such Continental common shares.

The PFIC rules are complex, and each U.S. Holder should consult its own financial advisor, legal counsel, or accountant regarding the PFIC rules and how the PFIC rules may affect the U.S. federal income tax consequences of the acquisition, ownership, and disposition of Continental common shares.

        CONTINENTAL'S STATUS AS A FOREIGN PRIVATE ISSUER UNDER THE UNITED
                          STATES EXCHANGE ACT OF 1934

As a Canadian company with less than 50% of its outstanding common shares held of record by United States holders, Continental is a "foreign private issuer" under the rules of the SEC. Continental is subject to the reporting requirements under the Exchange Act applicable to foreign private issuers. Continental is required to file its annual report on Form 20-F with the SEC within six months after the end of each fiscal year. In addition, Continental must furnish reports on Form 6-K to the SEC regarding certain information required to be publicly disclosed by Continental in Canada or filed with the TSX-V, or regarding information distributed or required to be distributed by Continental to its shareholders. Continental is exempt from certain rules under the Exchange Act, including the proxy rules which impose certain disclosure and procedural requirements for proxy solicitations under Section 14 of the Exchange Act. Moreover, Continental is not required to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act; is not required to file financial statements prepared in accordance with U.S. GAAP (although it is required to reconcile its financial statements to U.S. GAAP); and is not required to comply with Regulation FD, which addresses certain restrictions on the selective disclosure of material information. In addition, among other matters, Continental's officers, directors and principal shareholders are exempt from the reporting and "short-swing" profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of Continental ordinary shares. If Continental or the Combined Company loses its status as a foreign private issuer, it will no longer be exempt from such rules and, among other things, will be required to file periodic reports and financial statements as if it were a company incorporated in the United States.

Continental anticipates that it will continue to be a "foreign private issuer" upon completion of the Merger .


            COMPARISON OF STOCKHOLDER RIGHTS UNDER NEVADA LAW AND THE
                  BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Comparative Rights of Shareholders for Great China Shareholders Becoming Shareholders of a British Columbia, Canada Corporation

Great China is, and as the survivor corporation in the Merger shall remain, a Nevada corporation subject to the Nevada Revised Statutes. After the Merger of Great China and Merger Sub, the shareholders of Great China will become shareholders of Continental, a company organized under the BCBCA, and their rights will be subject to British Columbia law. Differences between the Nevada Revised Statutes and the BCBCA will result in various changes in the rights of shareholders of Great China. The following is a summary description of the more significant differences between the Nevada Revised Statutes and the BCBCA, which are relevant to the shareholders of Great China. Reference should be made to the full text of both statutes and regulations thereunder for particulars of any difference between them, and shareholders should consult their legal or other professional advisors with respect to the implications of the reorganization that may be of importance to them.
                                   Nevada Law

Under Nevada law, in order to amend the articles of incorporation of a company, the board of directors must adopt a resolution setting forth the proposed amendment and either call a special meeting of the shareholders to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of shareholders entitled to vote on the amendment. If it appears upon the canvassing of the votes that shareholders holding shares entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes, or as may be required by the provisions of the articles of incorporation, have voted in favour of the amendment, then an officer of the corporation shall sign a certificate setting forth the amendment. In addition to such an affirmative vote of the shareholders, if any proposed amendment would adversely alter or change any preference or any other right given to any class of outstanding shares, then the amendment must be approved by shareholders representing a majority of the voting power of each class adversely affected by the amendment.

                              British Columbia Law

Under the BCBCA, a corporation may amend its articles upon the shareholders of the corporation adopting a resolution approving of such amendment. Unless otherwise specified in the BCBCA or in the articles of the corporation, a resolution approving of an amendment to the articles of a corporation must be approved by at least two-thirds of all votes cast at a meeting of shareholders called in respect thereof.

Fundamental changes, such as an alteration of the special rights and restrictions attached to issued shares or a proposed amalgamation or continuation out of the jurisdiction, require a special resolution passed by a two-thirds majority of the holders of shares of each class entitled to vote and in attendance in person or by proxy at a general meeting of Continental and the holders of all classes of shares adversely affected by an alteration of special rights and restrictions.

Continental's articles allow some capital alterations and alterations to the charter documents to be approved by the directors in the limited circumstances as described below or by an ordinary resolution (simple majority) of shareholders:

1. by ordinary resolution, to

(a) create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b) increase, reduce or eliminate the maximum number of shares that Continental is authorized to issue out of any class or series of shares or establish a maximum number of shares that Continental is authorized to issue out of any class or series of shares for which no maximum is established;

(c) subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d) if Continental is authorized to issue shares of a class of shares with par value:

(i) decrease the par value of those shares; or

(ii) if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(e) change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f) alter the identifying name of any of its shares; or
(g) otherwise alter its shares or authorized share structure when required or permitted to do so by the BCBCA.

2. subject to the BCBCA and Continental's articles, by directors' resolution or ordinary resolution, in each case as determined by the directors, to

(a) create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued;

(b) vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(c) change the name of Continental or adopt any translation of that name; and

3. except as provided above, otherwise alter its shares or authorized share structure by special resolution.

Under Continental's articles virtually all such changes require an ordinary (50% plus one) resolution of the shareholders represented at a meeting and not of total voting power). The board of directors itself may approve stock splits, reverse-splits and corporate name changes. Other material changes will require a 66 2/3 majority.

                        Election and Removal of Directors

                                   Nevada Law

Under Nevada law, unless otherwise provided for the in the articles of Continental, any or all of the directors may be removed with or without cause by the vote of not less than two thirds of the voting power of the issued and outstanding shares entitled to vote. The directors may fill any vacancies on the board of directors.

                              British Columbia Law

Pursuant to the provisions of the BCBCA and Continental's articles, a corporation may remove a director before the expiration of the director's term of office upon the shareholders passing a special resolution (i.e., a resolution passed by two-thirds of the votes cast at the meeting) to such effect.

                        Inspection of Shareholders List

                                   Nevada Law

Under Nevada law, any shareholder of record of a corporation who has held his shares for more than six months and shareholders holding at least 5% of all of the outstanding shares of Continental (or thereunto authorized in writing by the holders of at least 5%), are entitled to inspect upon at least 5 days' written demand, during normal business hours, Continental's share ledger and make copies therefrom.

                              British Columbia Law

Pursuant to the provisions of the BCBCA and Continental's articles, a corporation may remove a director before the expiration of the director's term of office upon the shareholders passing a special resolution (i.e., a resolution passed by two-thirds of the votes cast at the meeting) to such effect.
                    Transactions with Officers and Directors

                                   Nevada Law

Under Nevada law, a contract or transaction in which a which a director or officer is financially interested is not void or voidable if (i) the interest is known to the board of directors or committee, and the board of directors or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose, without counting the vote or votes of the interested directors, or (ii) the contract or transaction, in good faith, is ratified or approved by the holders of a majority of the voting power of the Corporation, or (iii) interest is not known to the director or officer at the time the transaction is brought before the board of directors for actions, or
(iv) the contract or transaction is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of disinterested directors may authorize, approve or ratify a contract or transaction.

                              British Columbia Law

Under the BCBCA, subject to certain exceptions, a director or senior officer of a corporation holds a "disclosable interest" in a contract or transaction if (i) the contract is material to the corporation; (ii) the corporation has entered, or proposes to enter, into the contract or transaction; and (iii) the director or senior officer has a direct or indirect material interest in the contract or transaction. Subject to certain exemptions under the BCBCA and unless the court orders otherwise, a director or senior officer of a corporation is liable to account to the corporation for any profit that accrues to the director or senior officer under or as a result of a contract or transaction in which the director or senior officer holds a disclosable interest. The exemptions from the requirement to account to the corporation for any profit includes where the disclosable interest is disclosed to the directors of the corporation and the directors approve of the contract or transaction with any directors that hold a disclosable interest abstaining or the contract or transaction is approved by a special resolution of the shareholders. If all directors have a disclosable interest in a contract or transaction, any or all of those directors may vote on a directors' resolution to approve the contract or transaction. Directors with a disclosable interest may be counted in the quorum at the directors' meeting to approve the contract or transaction whether or not such directors vote at the directors' meeting.


                     Limitation on Liability of Directors;
                   Indemnification of Officers and Directors

                                   Nevada Law

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The articles of incorporation of Great China do not provide for greater liability.

Under Nevada law, a corporation may, in its discretion, indemnify persons in respect of certain claims brought against such person as a result of such person serving as a director, officer, employee or agent of the corporation only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances. The determination must be made either: (i) by the shareholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions do not affect any right to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action. Indemnification duly authorized continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

                              British Columbia Law

A director is not liable under the BCBCA if the director relies, in good faith, on (a) financial statements of the company represented to the director by an officer of the company or in a written report of the auditor of the company to fairly reflect the financial position of the company, (b) a written report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by that person, (c) a statement of fact represented to the director by an officer of the company to be correct, or (d) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not (i) the record was forged, fraudulently made or inaccurate, or (ii) the information or representation was fraudulently made or inaccurate. A director is similarly not liable under the BCBCA if the director did not know and could not reasonably have known that the act done by the director or authorized by the resolution voted for or consented to by the director was contrary to the Act.

Under the BCBCA, a company may indemnify a current or former officer or director against any judgment, penalty or fine imposed in connection with, or amount paid in settlement of, any legal proceeding or investigative action in which such officer or director is a party by reason of such individual having been an officer or director. A corporation may pay all expenses incurred by an officer or director actually and reasonably incurred in connection with such a proceeding and must pay all expenses reasonably incurred if the officer or director is, at least, substantially successful on the merits in the outcome of the proceeding. Among other circumstances, a corporation shall not indemnify a current or former officer or director if such individual did not act honestly and in good faith with a view to the best interests of the corporation or if the individual did not have reasonable grounds for believing that his or her conduct in respect of which the proceeding was brought was lawful. Further, a corporation can not indemnify or cover the expenses of any officer or director in respect of any proceeding brought by or on behalf of the corporation. The Supreme Court of British Columbia may on the application of a corporation or individual seeking indemnification, order indemnification of any liability or expense incurred by such individual. Continental's articles require Continental to indemnify the directors and officers to the fullest extent permitted by the BCBCA.

                  Voting rights with respect to Extraordinary
                             Corporate Transactions

                                   Nevada Law

Under Nevada law, approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote. However, unless required by the articles of incorporation, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the Merger does not amend the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the Merger is to be an identical share after the Merger, and (iii) either no common shares of the corporation and no securities or obligations convertible into common shares are to be issued in the Merger, or the common shares to be issued in connection with the Merger, plus the common shares initially issuable on conversion of other securities issued in the Merger does not exceed 20% of the common shares of the corporation outstanding immediately before the Merger .

Pursuant to the BCBCA, an amalgamation (excluding an amalgamation with a subsidiary or an amalgamation of two subsidiaries of a holding corporation), an arrangement involving the shareholders of the corporation and the disposition of all or substantially all of the undertaking of the corporation not in the ordinary course of business must be approved by a special resolution of the shareholders of the corporation. A special resolution is one generally speaking which is passed by a two-thirds majority of shares represented in person or by proxy at the meeting.

                    Shareholders' Consent without a Meeting

                                   Nevada Law

Under Nevada law, unless otherwise provided in the articles of incorporation or the bylaws under Nevada law, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent is signed by shareholders holding at least a majority of the voting power. However, if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consent is required. In no instance where an action is authorized by written consent need a meeting of the shareholders be called or notice given.

                              British Columbia Law

Under British Columbia law, a consent resolution of shareholders is deemed to be valid and effective as if it had been passed at a meeting of shareholders that satisfies all the requirements of the BCBCA and the articles of the corporation. With respect to a resolution that may be passed upon approval of a majority of the votes of shareholders, a consent resolution means a resolution, after being submitted to all shareholders holding shares carrying the right to vote at general meetings, consented to in writing by shareholders entitled to vote at general meetings, who hold shares representing at least two-thirds of all shares entitled to vote on the resolution. With respect to any other resolution of the corporation, a consent resolution means a unanimous resolution.

                        Shareholder Voting Requirements

                                   Nevada Law

Under the Nevada law unless the articles of incorporation or bylaws provide for different proportions, a majority of the voting power, which includes the voting power that is present in person or by proxy constitutes a quorum for the transaction of business. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors must be elected by a plurality of the votes of the shares cast at the election.

Where a separate vote by a class or series or classes or series is required, a majority of the voting power of such class or series, present or represented by proxy constitutes a quorum for the transaction of business. An act by the shareholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.


                              British Columbia Law

Except where the BCBCA or the articles of the corporation require a special resolution, resolutions shall be passed by a majority of the shares present in person or by proxy and entitled to vote on the resolution. Under the BCBCA, unless the articles of the corporation establish otherwise, a quorum for a meeting of shareholders shall be two shareholders entitled to vote at the meeting whether present in person or by proxy. The Continental articles provide the quorum is two persons present in person or by proxy representing at least 5% of the shares entitled to be voted at the meeting. A quorum need not be present throughout the meeting provided a quorum is present at the opening of the meeting. Directors are elected by a majority of the votes cast at the election.

Where a resolution is to be passed at a class meeting or series meeting, the votes cast in favour of the resolution by the shareholders holding voting shares of the class or series of shares must be a majority of that class or series unless a special majority is required under the BCBCA.

Dividends

                                   Nevada Law

Under Nevada law a corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, except as permitted in the articles of the corporation, or the corporation's total assets would be less than its total liabilities plus any amounts necessary to satisfy any preferential rights of shareholders arising upon dissolution that are superior to the rights of the shareholders receiving the distribution.

                              British Columbia Law

Similarly, under the BCBCA, a corporation may declare or pay a dividend unless there are reasonable grounds for believing that the corporation is insolvent or the payment of the dividend would render the corporation insolvent.


Anti-Takeover Provisions

                                   Nevada Law

Certain provisions of Nevada corporate law relating to the acquisition of a controlling interest in a corporation apply to Nevada corporations that have at least 200 shareholders, at least 100 being Nevada residents, and that do business directly or indirectly in Nevada. Where applicable, Nevada law prohibits an acquirer from voting shares of a target company after exceeding certain threshold ownership percentages, until the acquirer provides certain information to Continental and a majority of the disinterested shareholders vote to restore the voting rights of the acquirer's shares at a meeting called at the request and expense of the acquirer. If the voting rights of such shares are fully restored and the acquiring person obtained shares representing a majority of the outstanding shares of the corporation shareholders voting against such restoration may demand payment for the "fair value" of their shares.

The Nevada statute also restricts a "business combination" with "interested shareholders", unless certain conditions are met, with respect to corporations that have at least 200 shareholders of record. A "combination" includes (a) any merger with an "interested shareholder," or any other corporation that is or after the Merger would be, an affiliate or associate of the interested shareholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an "interested shareholder," having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or (iii) representing 10% or more of the earning power or net income of the corporation,
(c) any issuance or transfer of shares of the corporation or its subsidiaries, to the "interested shareholder," having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested shareholder," (e) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the "interested shareholder," or (f) the receipt of benefits, except proportionately as a shareholder, of any loans, advances or other financial benefits by an "interested shareholder." An "interested shareholder" is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation's voting stock. A corporation to which this statute applies may not engage in a "combination" within three years after the interested shareholder acquired its shares, unless the combination or the interested shareholder's acquisition of shares was approved by the board of directors before the interested shareholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) (i) the board of directors of the corporation approves, prior to such person becoming an "interested shareholder", the combination or the purchase of shares by the "interested shareholder" or (ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested shareholder" at a meeting called no earlier than three years after the date the "interested shareholder" became such or (b) (i) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and (ii) prior to the consummation of the "combination", except in limited circumstances, the "interested shareholder" will not have become the beneficial owner of additional voting shares of the corporation.

                              British Columbia Law

The BCBCA does not contain any similar provisions although take-over bids are regulated by the Securities Act of British Columbia.

Dissent Rights, Appraisal Rights

                                   Nevada Law

Under Nevada law, there is no right of dissent with respect to a plan of merger or exchange if the shares of the corporation are listed on a national securities exchange, included in the national market system established by the National Association of Securities Dealers, Inc. or are held by at least 2,000 shareholders of record, unless; (i) the articles of the corporation issuing the shares provide otherwise, or (ii) the shareholders are required to accept in exchange for their shares anything other than cash, shares in the surviving corporation, shares in another entity that is publicly listed or held by more than 2,000 shareholders, or any combination of cash or shares in the surviving entity or a publicly listed company.

Nevada law does not provide for any rights of dissent in the case of a sale of assets.

                              British Columbia Law

The BCBCA entitles shareholders, whether or not the shares held by them carry the right to vote, dissent rights in respect of: (i) certain resolutions to alter the articles of the corporation to alter the restrictions on the powers of Continental or on the business it is permitted to carry on; (ii) in respect of a resolution to adopt certain amalgamation agreements; (iii) in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent; (iv) in respect of a resolution to authorize or ratify certain sales, leases or other dispositions of all or substantially all of Continental's undertaking; (v) in respect of a resolution to authorize the continuation of Continental into a jurisdiction other than British Columbia; (vi) in respect of any other resolution, if dissent is authorized by the resolution; and (vii) in respect of any court order that permits dissent.

If the dissent procedures are properly followed, the corporation and the dissenter may agree on the value of the shares in respect of which the dissent rights are exercised or either party may apply to the Supreme Court of British Columbia to determine the payment value. The said court may determine the value or may order the value be determined by arbitration or by reference to the registrar or a referee of the court.


Shareholder Rights of Action

                                   Nevada Law

Under Nevada law, a shareholder may bring a derivative action on behalf of the corporation to enforce the rights of the corporation. Nevada law expressly authorizes shareholder derivative suits on the condition that the shareholder either held the stock at the time of the transaction of which the shareholder complains, or acquired the stock thereafter by operation of law and continues to hold it throughout the duration of the suit.

                              British Columbia Law

Under the BCBCA, shareholders, and any other person who the court considers to be an appropriate person to do so, can bring an oppression action (the right of a shareholder to apply to a court for relief on the grounds that Continental is acting in a way that is unfairly prejudicial or oppressive to the shareholder) or a derivative action (the right of a person to commence legal action in the name of or on behalf of Continental, with the permission of the court, to enforce a right, duty, or an obligation owed to Continental that could be enforced by Continental itself or to obtain damages for a breach of such a right, duty or obligation).

                                     EXPERTS

The consolidated balance sheets - amended and restated of Continental as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of independent registered public accounting firm covering the December 31, 2005, amended and restated consolidated financial statements contains an explanatory paragraph that states that Continental's recurring losses from operations raise substantial doubt about the entity's ability to continue as a going concern. The amended and restated consolidated financial statements do not include any adjustments that might result from the outcome of that uncertainty.

The consolidated financial statements of Great China included herein as of December 31, 2005 and 2004, and for the two preceding years ended December 31, 2005, are in reliance on the report of Clancy and Co. P.L.L.C., independent registered public accounting firm, upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2005, consolidated financial statements contains an explanatory paragraph that states that Great China's recurring losses from operations raise substantial doubt about the entity's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of that uncertainty.

The estimates of Continental's Resources have been included in this proxy statement/prospectus in reliance on The Technical Report of the Resource Audit of the Xietongmen Property, Tibet, People's Republic of China, March 24, 2006, prepared by Andy Nichols, P.Eng., and Greg Mosher, P.Geo. of Wardrop Engineering. The conceptual pit design developed by Wardrop Engineering in 2005 was updated by P. Beaudoin, P. Eng, using a February, 2006 updated resource model.

The opinions under the heading "Material United States Federal Income Tax Consequences Related to the Merger" is provided by Davis Wright Tremaine LLP.

                       WHERE YOU CAN FIND MORE INFORMATION

Continental and Great China file reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. Continental is a "foreign private issuer" and, under the rules adopted under the Securities Exchange Act, is exempt from some of the requirements of that Act, including the proxy and information provisions of Section 14 and the reporting and liability provisions applicable to officers, directors and significant shareholders under Section 16 of that Act.

You may read any materials Continental and Great China file with the SEC on the SEC website at www.sec.gov. You may also read and copy any material Continental or Great China files with the SEC at the Public Reference Section of the SEC, at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms.

After the Merger, Continental will furnish to you the same periodic reports that it currently furnishes to Continental shareholders, including audited annual consolidated financial statements and unaudited quarterly consolidated financial statements, unless you notify Continental of your desire not to receive these reports, as well as proxy statements and related materials for annual and special meetings of shareholders. In addition, you will be able to request Continental's Annual Report on Form 20-F.

Continental filed a registration statement on Form F-4 to register with the SEC the Continental common shares to be issued to holders of Great China common stock in the Merger . This document is a part of that registration statement and constitutes the prospectus of Continental in addition to being a proxy statement to the Great China stockholders.

If you would like additional copies of this document or if you have questions about the Merger, you should contact:

Continental Minerals Corporation                   Great China Mining Company
Suite 1020 - 800 West Pender Street                Suite 536 - 999 Canada Place
Vancouver, British Columbia                        Vancouver, British Columbia
Canada  V6C 2V6                                    Canada  V6C 3E2

Attention:  Secretary                              Attention:  Secretary

                           Glossary of Technical Terms

U.S. reporting requirements for disclosure of mineral properties are governed by SEC Industry Guide 7. Canadian reporting requirements for disclosure of mineral properties are governed by National Instrument 43-101 (referred to as "NI 43-101"). The definitions given in NI 43-101 are adopted from those given by the Canadian Institute of Mining Metallurgy and Petroleum. These reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but embody differing approaches and definitions.


Reserve A Reserve is the economically mineable part of a measured or indicated Resource demonstrated by at least a preliminary feasibility study. This study must include adequate information on mining, processing, metallurgical, economic, and other relevant factors that demonstrate, at the time of reporting, that economic extraction can be justified. A reserve includes diluting materials and allowances for losses that might occur when the material is mined.

Resource A Resource is a concentration or occurrence of diamonds, natural solid, inorganic or fossilized organic material including base and precious metals, coal and industrial minerals in or on the Earth's crust in such form and quantity and of such a grade or quality that it has reasonable prospects for economic extraction. The location, quantity, grade, geological characteristics and continuity of a mineral resource are known, estimated or interpreted from specific geological evidence and knowledge.

Measured            A Measured  Resource  is that part of a  Resource  for which
Resource            quantity  grade or quality,  densities,  shape and  physical characteristics  are so well  established  that  they can be
                    estimated   with   confidence   sufficient   to  allow   the
                    appropriate    application   of   technical   and   economic
                    parameters, to support production planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration, sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough to confirm both geological and grade continuity.

Indicated           An  Indicated  Resource is that part of a Resource for which
Resource            quantity,  grade or quality,  densities,  shape and physical characteristics  can be estimated with a level of confidence sufficient to allow the appropriate application of technical and  economic  parameters,  to  support  mine  planning  and evaluation  of the economic  viability  of the deposit.  The estimate is based on detailed and reliable  exploration  and testing information gathered through appropriate  techniques from locations such as outcrops,  trenches,  pits,  workings
                    and  drill  holes  that  are  spaced   closely   enough  for
                    geological and grade continuity to be reasonably assumed.


Inferred            An Inferred  Resource  is that part of a Resource  for which
Resource            quantity  and grade or quality can be estimated on the basis of geological evidence and limited sampling and reasonably assumed, but not verified, geological and grade continuity.
                    The estimate is based on limited information and sampling gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes.

The following are technical terms used in this prospectus:

Adit - A horizontal or nearly horizontal passage driven from the surface for the working or dewatering of a mine. If driven through the hill or mountain to the surface on the opposite side, it would be a tunnel.

Arc - A complex of volcanic and plutonic igneous rocks that originally formed along a deep structural zone in the ocean floor near to the edge of a continent.

Batholith - A large mass (greater than 100 square kilometers) of coarse grained plutonic igneous rock formed at considerable depth but is now exposed at surface.

Diorite - A common coarse - grained igneous rock of intermediate composition.

Dip - The angle at which a bed, stratum, or vein is included from the horizontal, measured perpendicular to the strike and in the vertical plane.

Gossan - An iron - bearing weathered product overlying a sulfide deposit. It is formed by the oxidation of sulfides and the leaching - out of the sulphur and most metals, leaving hydrated iron oxides and rarely sulfates.

"g/T" - grams per Tonne. There are approximately 28.4 grams per ounce (454 grams per pound). A Tonne is 1,000 kilograms and each kilogram is 1,000 grams.

Kriging - In the estimation of ore reserves by geostatistical methods, the use of a weighted, moving - average approach both to account for the estimated values of spatially distributed variables, and also to assess the probable error associated with the estimates.

Leaching - The extraction of soluble metals or salts from an ore by means of slowly percolating solutions.

"m" - meter. A meter is approximately 1.1 yards (3 feet per yard) and 1,000 m is a kilometer or 1.6 miles.

Metamorphic aureole - Metamorphism is change in a rock and its mineral components due to temperature and pressure conditions in the earth's crust related to volcanic activity or mountain building processes. The aureole is the area surrounding this activity in which the rocks have been metamorphosed.

Mineral Symbols - Au - Gold; Cu - Copper;  Pb - Lead; Ag - Silver; Zn - Zinc; Mo
- Molybdenum.

Plutonic volcanic complex - An area of igneous rocks formed below the surface (plutonic) and at the surface (volcanic), and generally have formed by the same time or related events.

Porphyry deposit - A type of mineral deposit in which ore minerals are widely disseminated, generally of low grade but large tonnage.

Skarn deposit - A type of mineral deposit in which an accumulation of sulfides and alteration minerals occur in limestone and may be associated to an intrusive igneous rock.

Strike - The course or bearing of the outcrop of an inclined bed vein, or fault plane on a level surface; the direction of a horizontal line perpendicular to the direction of the dip.

Sulfide minerals - Pyrite and pyrrhotite (iron sulfides),  chalcopyrite  (copper
sulfides),   sphalerite  (zinc  sulfide),  galena  (lead  sulfide),  molybdenite
(molybdenum sulfide).

Veinlet-hosted - In this case, the metals of interest are contained within small veins, which are linear cracks or structures within the rocks.

                              FINANCIAL STATEMENTS

The financial statements of Continental were amended and restated to increase the amount of non-controlling interest and mineral property interests recorded as a result of the acquisition of Highland Mining Corporation. See note 2(r) Significant Accounting Policies - Restatement to the Notes to the Amended and Restated Consolidated Financial Statements for the Three years ending December 31, 2005.

The following consolidated financial statements of Continental listed below are included with this prospectus/ proxy statement.


Continental Amended and Restated Audited Financial Statements for the
Three Years Ending December 31, 2005                                                                    PAGE

Report of Independent Registered Public Accounting Firm                                                 F-1

Consolidated Balance Sheets as at December 31, 2005 and 2004                                            F-2

Consolidated  Statements of  Operations  for each of the years in the three year
period ended December 31, 2005                                                                          F-3

Consolidated  Statements  of  Deficit  for each of the years in the  three  year
period ended December 31, 2005                                                                          F-3

Consolidated  Statements  of Cash  Flows for each of the years in the three year
period ended December 31, 2005                                                                          F-4

Consolidated Schedules of Exploration Expenses                                                          F-5

Notes to Amended and Restated Consolidated Financial Statements                                         F-6

Continental Unaudited Financial Statements for the Six Months ended June 30, 2006                       PAGE

Consolidated Balance Sheets as at June 30, 2006 and December 31, 2005                                   F-23

Consolidated Statements of Operations for the six months ended June 30, 2006 and 2005                   F-24

Consolidated Statements of Deficit for the six months ended June 30, 2006 and 2005                      F-24

Consolidated Statements of Cash Flows for the six months ended June 30, 2006 and 2005                   F-25

Consolidated Schedules of Exploration Expenses                                                          F-26

Notes to Consolidated Financial Statements                                                              F-27


                                    - 148 -

The following consolidated financial statements of Great China listed below are included with this prospectus/ proxy statement. These financial statements have been prepared on the basis of accounting principles generally accepted in the United States and are expressed in U.S. dollars.

Great China Audited Financial Statements for the Two Years Ending December 31, 2005                     PAGE

Report of Independent Registered Public Accounting Firm                                                 F-36

Consolidated Balance Sheets as at December 31, 2005 and 2004                                            F-37

Consolidated Statements of Operations for the years ended December 31, 2005 and 2004                    F-38

Consolidated  Statements of  Stockholders'  Equity for the period from inception
(July 1, 2003) to December 31, 2005 F- 39

Consolidated Statements of Cash Flows for the years ended December 31, 2005 and 2004                    F-42

Notes to Consolidated Financial Statements                                                              F-44

Great China Unaudited Financial Statements for the Nine Months ended September 30, 2006                 PAGE

Consolidated Balance Sheets as at September 30, 2006 and December 31, 2005                              F-54

Consolidated Statements of Operations for the three and nine months ended September 30, 2006 and 2005   F-55

Consolidated  Statements of  Stockholders'  Equity for the period from inception
(July 1, 2003) to September 30, 2006 F- 56

Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005             F-61

Notes to Consolidated Financial Statements                                                              F-63

The following pro forma financial statements of Continental give effect to the merger of Continental and Great China. For the purposes of the pro forma, Continental is considered to be the acquirer of Great China's assets.

Continental Unaudited Pro Forma Financial Statements for the six-month period ended June 30, 2006       PAGE

Pro forma consolidated balance sheet of Continental as at June 30, 2006                                 F-70


                                    - 149 -

Pro forma consolidated statement of operations for the six months ended June 30, 2006                   F-71

Pro forma consolidated statement of operations for the year ended December 31, 2005                     F-72

Notes to Pro Forma Consolidated Financial Statements                                                    F-73

KPMG LLP                                                Telephone (604) 691-3000
Chartered Accountants                                   Fax       (604) 691-3031
PO Box 10426 777 Dunsmuir Street                        Internet     222.kpmg.ca
Vancouver BC V7Y 1K3

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
Continental Minerals Corporation

We have audited the accompanying consolidated balance sheets - amended and restated of Continental Minerals Corporation as of December 31, 2005 and 2004 and the consolidated statements of operations, deficit and cash flows for each of the years in the three-year period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our audit opinion.

In our opinion, the consolidated financial statements - amended and restated referred to above present fairly, in all material respects, the financial position of Continental Minerals Corporation as of December 31, 2005 and 2004 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005 in accordance with Canadian generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Canadian generally accepted accounting principles vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in note 9 to the consolidated financial statements - amended and restated. Our previous report dated April 13, 2006 has been withdrawn and the financial statements have been revised as explained in note 2(r).

KPMG LLP

Chartered Accountants

Vancouver, Canada

April 13, 2006, except as to note 2(r)
          which is as of August 17, 2006

                    KPMG LLP, a Canadian  limited  liability  partnership is the
                    Canadian  member  firm  of  KPMG   International,   a  Swiss
                    cooperative.


                                                      F-2

CONTINENTAL MINERALS CORPORATION
Consolidated Balance Sheets - Amended and Restated
(Expressed in Canadian Dollars)

----------------------------------------------------------------------------------------------------------------------
                                                                                     December 31       December 31
                                                                                            2005              2004
----------------------------------------------------------------------------------------------------------------------
                                                                               (restated - notes
                                                                                  2(r) and 4(a))
Assets

Current assets
   Cash and equivalents                                                     $          4,009,244   $     7,396,308
   Accounts receivable                                                                   200,588             6,941
   Amounts due from related party (note 7)                                               152,319                 -
   Prepaid expenses                                                                       56,669           101,107
----------------------------------------------------------------------------------------------------------------------
                                                                                       4,418,820         7,504,356

Mineral property interests (note 4)                                                    1,903,525                 -
Equipment (note 5)                                                                       132,241                 -
Investments (note 3)                                                                           1                 1
----------------------------------------------------------------------------------------------------------------------

                                                                            $          6,454,587   $     7,504,357
----------------------------------------------------------------------------------------------------------------------


Liabilities and Shareholders' Equity

Current liabilities
   Accounts payable and accrued liabilities                                 $            500,346   $       349,236
   Amounts due to related party (note 7)                                                       -             5,003
----------------------------------------------------------------------------------------------------------------------
                                                                                         500,346           354,239
----------------------------------------------------------------------------------------------------------------------

Non-controlling interest (note 4)                                                        944,880                 -

Shareholders' equity
   Share capital (note 6(b))                                                          19,465,518        10,843,269
   Contributed surplus (notes 6(e))                                                      545,035         2,727,254
   Deficit                                                                           (15,001,192)       (6,420,405)
----------------------------------------------------------------------------------------------------------------------
                                                                                       5,009,361         7,150,118
Continuing operations (note 1)
Commitments (notes 3(a) and 6(f))
Subsequent events (notes 4(a) and 6)
----------------------------------------------------------------------------------------------------------------------

                                                                            $          6,454,587   $     7,504,357
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to the consolidated financial statements


Approved by the Board of Directors

/s/ Gerald Panneton                                       /s/ Jeffrey Mason

Gerald Panneton                                           Jeffrey Mason
Director                                                  Director


CONTINENTAL MINERALS CORPORATION
Consolidated Statements of Operations
(Expressed in Canadian Dollars)

--------------------------------------------------------------------------------------------------------------------
                                                                             Year ended December 31
                                                               -----------------------------------------------------
                                                                          2005             2004             2003
--------------------------------------------------------------------------------------------------------------------

Expenses
 Conference and travel                                         $       277,471  $        50,917  $        29,267
 Exploration (schedule)                                              6,113,320        2,139,062                -
 Exploration - stock-based compensation (note 6(d))                    230,524        1,233,670                -
 Foreign exchange                                                      153,176          148,910                -
 Insurance                                                              99,614           78,654           33,027
 Interest expense (income)                                            (142,887)        (119,588)          (5,754)
 Legal, accounting and audit                                           294,393          433,670           25,478
 Office and administration                                             730,431          358,634          102,634
 Office and administration - stock-based compensation (note            584,797        1,202,325          352,854
6(d))
 Shareholder communications                                            197,350           46,339           14,701
 Trust and filing                                                       42,598           26,724           46,018
--------------------------------------------------------------------------------------------------------------------
Loss for the year                                              $     8,580,787  $     5,599,317  $       598,225
--------------------------------------------------------------------------------------------------------------------

Basic and diluted loss per share                               $         (0.22) $         (0.17) $         (0.03)
--------------------------------------------------------------------------------------------------------------------

Weighted average number of common shares outstanding                39,516,486       32,592,964       20,906,714
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to the consolidated financial statements


Consolidated Statements of Deficit
(Expressed in Canadian Dollars)

--------------------------------------------------------------------------------------------------------------------
                                                                             Year ended December 31
                                                               -----------------------------------------------------
                                                                          2005             2004             2003
--------------------------------------------------------------------------------------------------------------------
Deficit, beginning of year                                     $    (6,420,405) $      (821,088) $    (7,694,111)
Adjustment to paid-up capital (note 6(a))                                    -                -        7,471,248
--------------------------------------------------------------------------------------------------------------------
                                                                    (6,420,405)        (821,088)        (222,863)
Loss for the year                                                   (8,580,787)      (5,599,317)        (598,225)
--------------------------------------------------------------------------------------------------------------------

Deficit, end of year                                           $   (15,001,192) $    (6,420,405) $      (821,088)
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to the consolidated financial statements



CONTINENTAL MINERALS CORPORATION
Consolidated Statements of Cash Flows
(Expressed in Canadian Dollars)

--------------------------------------------------------------------------------------------------------------------
                                                                             Year ended December 31
                                                               -----------------------------------------------------
Cash provided by (used for)                                               2005             2004             2003
--------------------------------------------------------------------------------------------------------------------
Operating activities
 Loss for the year                                             $    (8,580,787) $    (5,599,317) $      (598,225)
 Items not involving cash
     Stock-based compensation                                          815,321        2,435,995          352,854
     Amortization                                                        2,806                -                -
 Changes in non-cash operating working capital
     Amounts receivable                                               (155,037)           8,547           34,307
     Prepaid expenses                                                   57,767          (53,262)          20,282
     Accounts payable and accrued liabilities                          101,647          228,672          101,441
--------------------------------------------------------------------------------------------------------------------
Cash used for operating activities                                  (7,758,283)      (2,979,365)         (89,341)
--------------------------------------------------------------------------------------------------------------------

Investing activities
 Acquisition of Highland Mining Inc. (net of cash acquired)
           (note 4(a))                                                (999,905)               -                -
 Acquisition of fixed assets                                           (14,030)               -                -
--------------------------------------------------------------------------------------------------------------------
Cash used for investing activities                                  (1,013,935)               -                -
--------------------------------------------------------------------------------------------------------------------

Financing activities
 Issuance of common shares, net of issue costs                       5,624,710        7,502,314        2,843,647
 Due to related parties                                               (239,556)         (43,723)          48,726
--------------------------------------------------------------------------------------------------------------------
Cash provided by financing activities                                5,385,154        7,458,591        2,892,373
--------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash and equivalents                         (3,387,064)       4,479,226        2,803,032
Cash and equivalents, beginning of year                              7,396,308        2,917,082          114,050
--------------------------------------------------------------------------------------------------------------------

Cash and equivalents, end of year                              $     4,009,244  $     7,396,308  $     2,917,082
--------------------------------------------------------------------------------------------------------------------

Supplementary information
Taxes paid                                                     $             -  $             -  $             -
Interest paid                                                  $             -  $             -  $             -

Non-cash financing and investing activities
Fair value of stock options transferred to share capital on
options
     exercised from contributed surplus                        $     2,997,539  $        61,595  $             -
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to the consolidated financial statements


CONTINENTAL MINERALS CORPORATION
Consolidated Schedules of Exploration Expenses
(Expressed in Canadian Dollars)

--------------------------------------------------------------------------------------------------------------------
                                                                            Years ended December 31
                                                               -----------------------------------------------------
Xietongmen Property                                                       2005             2004             2003
--------------------------------------------------------------------------------------------------------------------
Exploration Costs
   Amortization                                                $         2,806  $             -  $             -
   Assays and analysis                                                 601,687           32,496                -
   Drilling                                                          2,909,216          120,655                -
   Engineering                                                          47,143                -                -
   Equipment rentals and leases                                         60,863            3,288                -
   Geological                                                          928,463          182,810                -
   Graphics                                                             41,464            7,648                -
   Property and finders' fees                                           16,269        1,581,585                -
   Site activities                                                     927,943           94,541                -
   Socioeconomic                                                       248,432           12,535                -
   Transportation                                                      329,034          103,504                -
--------------------------------------------------------------------------------------------------------------------
Incurred during the year                                             6,113,320        2,139,062                -
Non-cash stock based compensation                                      230,524        1,233,670                -
--------------------------------------------------------------------------------------------------------------------
                                                                     6,343,844        3,372,732                -
Balance, beginning of year                                           3,372,732                -                -
--------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $     9,716,576  $     3,372,732  $             -
--------------------------------------------------------------------------------------------------------------------

                                              F-6
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

1.   CONTINUING OPERATIONS

Continental Minerals Corporation ("Continental" or the "Company") is incorporated under the laws of the Province of British Columbia and its principal business activity is the acquisition and exploration of mineral properties. The Company's mineral property is the Xietongmen Copper- Gold Property in China (note 4 (a)).

The Company has incurred losses since inception and the ability of the Company to ensure continuing operations are dependent on the Company maintaining its mineral property interest, raising sufficient funds to finance its exploration activities, identifying a commercial ore body, developing such mineral property interest, and upon the future profitable production or proceeds from the disposition of the mineral property interest.

These consolidated financial statements have been prepared using accounting principles applicable to a going concern. The Company has a history of losses and no operating revenue. The ability of the Company to carry out its planned business obligations is dependent on the ability to raise adequate financing from lenders, shareholders and other investors. These financial statements do not reflect adjustments, which could be material, to the carrying values of assets and liabilities, which may be required should the Company be unable to continue as a going concern.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a)  Basis of presentation

These consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles; and have been reconciled to United States generally accepted accounting principles in note 9. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany balances and transactions have been eliminated.

(b) Cash and equivalents

Cash and equivalents consist of cash and highly liquid investments, having maturity dates of three months or less from the date of acquisition, that are readily convertible to known amounts of cash.

(c) Investments

Investments are carried at the lower of cost, less provisions for impairment in value, and quoted market value.

(d) Equipment

Equipment is used in the Company's exploration activities and are stated at cost less accumulated amortization. Amortization, which is included in exploration expenses in the statement of operations, is provided on a straight-line basis at various rates ranging from 10% to 50% per annum representing the estimated useful lives of the related equipment.

(e) Mineral property interests

Exploration expenses incurred prior to the determination of the feasibility of mining operations and option payments, until such time as the option is exercised or an interest in the property is earned, are expensed as incurred.

                                      F-7
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

Mineral  property  acquisition  costs  subsequent  to  exercising  the option or earning an interest in the property, and exploration and development expenditures incurred subsequent to the determination of the feasibility of mining operations, are deferred until the property to which they relate is placed into production, sold, allowed to lapse or abandoned. Mineral property acquisition costs include the cash consideration and the fair market value of common shares issued for mineral property interests, based on the trading price of the shares at the date of issuance, pursuant to the terms of the agreement. These costs are amortized over the estimated life of the property following commencement of commercial production, or written off if the property is sold, allowed to lapse or abandoned or when an impairment in value is determined to have occurred.

Administrative expenditures are expensed in the period incurred.

(f) Share capital

Share capital is recorded based on proceeds from share issuances net of issue costs. Shares issued for consideration other than cash are valued at the quoted price on the stock exchange on the date that shares are issued pursuant to the relevant agreement.

(g) Stock-based compensation

The Company has a share purchase option plan, which is described in note 6(d). All stock-based payments are accounted for using a fair value based method and the related compensation expense is included in operations, with an offset to contributed surplus.

Consideration received on the exercise of stock options is recorded as share capital and the related contributed surplus is transferred to share capital.

(h) Foreign currency translation

All of the Company's foreign operations are considered integrated.


Monetary assets and liabilities of the Company and its integrated foreign operations are translated into Canadian dollars at exchange rates in effect at the balance sheet date. Non-monetary assets

(i) Loss per share

Basic loss per share is calculated by dividing loss available to common shareholders by the weighted average number of shares outstanding during the year. For all periods presented, loss available to common shareholders equals reported loss. Diluted loss per share is calculated using the treasury stock method. Under the treasury stock method, the weighted average number of common shares outstanding for the calculation of diluted loss per share assumes that the proceeds to be received on the exercise of dilutive stock options or warrants are applied to repurchase common shares at the average market price for the year. For all years presented, the impact of stock options and warrants, if any, has been excluded as they would be anti-dilutive.

(j) Use of estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

                                      F-8
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

the disclosure of contingent assets and liabilities as at the balance sheet date, and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates relate to the determination of potential impairments of investments and mineral properties, valuation of income tax assets, determination of fair values assigned to the net assets acquired and liabilities assumed on acquisition, as well as the assumptions used in determining stock-based compensation. Actual results could differ from those estimates.

(k) Fair value of financial instruments

The carrying amounts of cash and equivalents, amounts receivable, and accounts payable and accrued liabilities approximate their fair values due to the short term to maturity of such instruments. The fair value of amounts due from related party is not determinable due to the related party nature and the lack of a market to such balances.

The fair values of the Company's investment in Gibraltar preferred shares, and the offsetting redeemable preferred shares of the Company (note 3), are not practicably determinable due to the nature of the amounts and the absence of a quoted market for such instruments.

(l) Segment disclosures

The Company operated in a single segment - the acquisition, exploration and development of mineral properties in China.

(m) Income taxes

The Company uses the asset and liability method of accounting for income taxes. Under this method, future income tax assets and liabilities are computed based on differences between the carrying amounts of existing assets and liabilities on the balance sheet and their corresponding

(n) Asset retirement obligations

The Company recognizes statutory, contractual or other legal obligations related to the retirement of tangible long-lived assets when such obligations are incurred, if a reasonable estimate of fair value can be made. These obligations are measured initially at fair value and the resulting costs capitalized to the carrying value of the related asset. In subsequent periods, the liability is adjusted for any changes in the amount or timing and for the discounting of the underlying future cash flows. The capitalized asset retirement cost is amortized to operations over the life of the asset.

(o) Impairment of long-lived assets

The Company reviews and evaluates its long-lived assets, including mineral properties, plant and equipment, for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to its estimated undiscounted future cash flows expected to be generated by the asset. Measurement of an impairment loss is based on the excess of the estimated fair value of the asset over its carrying value.

At each reporting period and whenever events or circumstances indicate that an asset's fair value may not be at least equal to its carrying value, management of the Company reviews the net carrying value. These reviews involve consideration of the fair value of each property to determine whether a permanent impairment in value has occurred and whether any asset write down is necessary.

                                      F-9
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

(p) Variable interest entities

Effective  January 1, 2005,  the  Company  adopted  the  Canadian  Institute  of
Chartered Accountants Handbook Accounting Guideline 15, "Consolidation of Variable Interest Entities" ("AcG15"). Pursuant to AcG15, the Company is required to consolidate variable interest entities ("VIEs"), where it is the VIEs primary beneficiary. VIEs are entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The primary beneficiary is the party that has exposure to a majority of the expected losses and/or expected residual returns of the VIE. The Company has concluded that the Xietongmen joint venture is a variable interest entity requiring consolidation.

(q) Comparative figures

Certain of the prior years' comparative figures have been reclassified to conform with the presentation adopted in the current year.

(r) Restatement

These consolidated financial statements have been amended and restated to increase the value assigned to non-controlling interest and mineral property interests recorded as a result of the acquisition of 50% of Highland Mining Corporation (note 4(a)) by $904,519, which amendment reflects the non-controlling interest at their fair value, instead of at the book value of the assets acquired as previously recorded, at the date the Company became the primary beneficiary, in order to comply with the provisions of AcG-15 on variable interest entities. This restatement had no impact on working capital, shareholders' equity or on any amounts or totals reported in the statements of operations, deficit or cash flows or in the schedule of exploration expenses.

3. INVESTMENTS

                                                                    December 31      December 31
                                                                           2005             2004
---------------------------------------------------------------------------------------------------
Investment in Gibraltar preferred shares (note 3(a))            $    26,764,784  $    26,764,784
Redeemable preferred shares of the Company (note 6(f))              (26,764,784)     (26,764,784)
Investment in net smelter returns royalty (note 3(b))                         1                1
---------------------------------------------------------------------------------------------------
                                                                $             1  $             1
---------------------------------------------------------------------------------------------------

(a) Investment in Gibraltar preferred shares

During 2001, the Company completed an arrangement agreement (the "Arrangement") whereby the Company transferred its principal mineral property interest, the Harmony Gold Property, to Gibraltar Mines Ltd. ("Gibraltar"), a subsidiary of Taseko Mines Limited ("Taseko"), a company with certain directors in common with Continental.


      Pursuant to the Arrangement, the Company received 12,483,916 series A preferred shares of Gibraltar. As the Arrangement was between companies with common management and directors, the preferred shares were valued at the net book value of the assets transferred, net of cash consideration received, as follows:


Mineral property interests                                  $    28,811,296
Land and equipment                                                    8,488
Reclamation deposits                                                175,000

                                      F-10
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

Cash consideration                                               (2,230,000)
------------------------------------------------------------------------------
Value attributable to Gibraltar preferred shares            $    26,764,784
------------------------------------------------------------------------------

        The Gibraltar preferred shares issued pursuant to the Arrangement are redeemable non-dividend-paying preferred shares, which generally are non-voting, except that they may vote in certain events if Gibraltar proposes to sell the Harmony Project for proceeds of less than $20 million. They also vote as a class, pursuant to the provisions of the British Columbia Business Corporations Act (formerly the Company Act), in the event Gibraltar proposes to alter, modify or abrogate the stated special rights.

        Gibraltar is obligated to redeem the shares on the sale of all or substantially all (80%) of the Harmony Gold Property excluding options or joint ventures which do not result in the certain or immediate transfer of 80% of Gibraltar's interest in the Harmony Gold Property, or upon the commencement of commercial production at the Harmony Gold Property (an "HP Realization Event"). The commencement of commercial production generally means the operation of a mine or milling facility at the Harmony Gold Property at 75% of rated capacity for any 20 days in a 30 consecutive day period. On the occurrence of an HP Realization event, Gibraltar must redeem Gibraltar preferred shares by distributing that number of Taseko common shares ("Taseko Shares") equal to the paid-up amount (as adjusted) divided by a deemed price per Taseko Share, which will vary dependent on the timing of such HP Realization Event. The conversion rates of the Taseko Share price for the purposes of an obligatory redemption based on an HP Realization Event occurring by the noted dates are:

a) until July 21, 2001, $3.39;

b) if after July 21, 2001 but before July 21, 2002, $3.64,

c) if after July 21, 2002, $3.89 and thereafter increasing by $0.25 per year each July 21st. If there is no HP Realization Event on or before October 16, 2011, the Gibraltar preferred shares will be redeemed by Gibraltar for that number of Taseko Shares valued at the greater of $10.00 and the weighted average trading price of Taseko Shares for the immediately preceding 20 trading days.


        At December 31, 2005, the conversion rate was $4.64.


        The initial paid-up amount for the Gibraltar preferred shares is $62.77 million, subject to reduction prior to redemption for certain stated events. The amount will be reduced to the extent that the actual net proceeds of disposition of the Harmony Gold Property is less than $62.77 million, or to the extent that the fair market value of Gibraltar's interest in a mine at the Harmony Gold Property is determined to be less than $62.77 million. The paid-up amount (as adjusted) will be increased in the event Gibraltar receives consideration by way of granting an option to a third party which forfeits such option and also in the event of any reduction of the paid-up amount (as adjusted), such amount will be credited to the account should the proceeds of disposition exceed the reduced paid-up amount (as adjusted) by an amount greater than the reduction. In no event will the paid-up amount (as adjusted) exceed $62.77 million nor be less than $20 million. Net proceeds of disposition shall mean the fair value of all consideration received by Gibraltar as a consequence of a sale of the Harmony Gold Property, net of Gibraltar's reasonable costs of disposition, costs incurred by Gibraltar after the effective date in connection with the Harmony Gold Project, and a reasonable reserve for Gibraltar's taxes arising in consequence of the sale or other disposition of the Harmony Gold Project.

The Gibraltar preferred shares also require that Gibraltar not sell the Harmony Gold Property except pursuant to an HP Realization Event, but options and joint ventures are permitted as long as the third party expends funds on the Harmony Gold Property. Gibraltar may not alter the rights of these shares without the consent of the holders.

                                      F-11
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

(b) Investment in net smelter returns royalty

Pursuant to an assignment agreement dated September 30, 1995, the Company transferred its rights to certain mineral properties located in Peru to El Misti Gold Ltd. (subsequently renamed Andean American Mining Corp.), a company with common directors at the time, in exchange for common shares of El Misti Gold Ltd. pursuant to an option granted to a company affiliated with a former director, and a 1% net smelter returns royalty, to a maximum of $2 million, from revenues earned from the properties. The common shares of El Misti Gold Ltd. were sold in 1997. The investment in the net smelter returns royalty was assigned a nominal value of $1.

4. MINERAL PROPERTY INTERESTS


Xietongmen Property                                        December 31        December 31
                                                                  2005               2004
                                        (amended and restated - note 2
                                                                  (r))
--------------------------------------------------------------------------------------------
Balance, beginning of the year        $                              -  $               -
Acquired during the year                                     1,903,525                  -
--------------------------------------------------------------------------------------------
Balance, end of the year              $                      1,903,525  $               -
============================================================================================

(a) Xietongmen Property

In February 2004, the Company announced that it had reached an interim agreement (the "Property Option Agreement") with China NetTV Holdings Inc. (subsequently renamed Great China Mining Inc., "GCMI"), pursuant to which the Company had acquired the right, subject to TSX Venture Exchange approval, to earn up to a 60% interest in Xietongmen copper-gold property, located 260 kilometres west of Lhasa in Tibet. In May 2004, the Company received TSX Venture Exchange acceptance of the basic transaction terms for the Xietongmen Property.

In November 2004, the Property Option Agreement was cancelled and the Company signed a formal agreement in its place (the "Preliminary Option Agreement"), that required further Canadian and Chinese regulatory approvals. Under the Preliminary Option Agreement, the Company acquired options to earn up to a 60% interest in Highland Mining Inc. ("Highland"), the British Virgin Islands parent company of Tibet Tian Yuan Minerals Exploration Ltd. ("Tian Yuan"), a "wholly-owned foreign enterprise" in China which owns 100% of the Xietongmen Property.

          In December 2004, a formal agreement (the "Option Agreement") was finalized and received Canadian and Chinese regulatory approvals. Under the Option Agreement, the Company acquired options to earn up to a 60% interest in Highland as follows:

          The Company could earn an initial 50% interest in Highland (the "First Option") by:

          (i) paying initial option payments totalling US$2 million, comprising:

               (a) US$1.2 million ($1,435,292) upon receipt of regulatory approvals, which was paid in December 2004; and

CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

               (b) the US$0.8 million ($944,880) balance within one year, which was paid in December 2005; and

          (ii) funding Highland to allow it to conduct a further US$5 million of exploration on the Xietongmen Property. Of this, exploration expenditures of US$3 million were to be funded by November 10, 2005 with a further US$2 million of exploration expenditures required to be funded by November 10, 2006.

        Upon acquisition of 50% of Highland, the Company could increase its interest in Highland to 60% (the "Second Option") by funding a further US$3 million in exploration expenditures on the Xietongmen Property within the ensuing year.

        Upon payment of the US$1.2 million in December 2004, the Company received 500,000 common shares of Highland, representing 50% of the share capital of Highland. In March 2005, the Company agreed and pledged those shares to the founding shareholders of Highland so that they could be transferred to the founding shareholders of Highland for US$1 if the Company had ceased to fund the mandatory First Option amounts described above. The pledged Highland shares were to be released upon completion of the option payments and exploration expenditures required under the First Option.

        As of December 31 2005, the Company had fulfilled its obligations, including the payment of the balance option payment of US$0.8 million on December 15, 2005, and having spent over US$5 million on the Xietongmen Property, to complete and exercise the First Option (which US$5 million has been expensed as exploration costs). The Company gave a notice of exercise of First Option to GCMI as well as notice of the Company's intention to exercise the Second Option.

        Having completed the First Option, the Company acquired a 50% interest in Highland Mining Inc. on December 15, 2005. The following table summarizes the fair value of the consideration given and the estimated fair value of assets acquired and liabilities assumed as at the acquisition date (as amended and restated - note 2(r)):

Cost, net of cash acquired of $39,463:                     $       999,905
                                                           ==================

Net assets acquired:
       Mineral property interest                           $     1,903,525
       Equipment                                                   121,017
       Other current assets (net)                                  (30,294)
       Accounts payable                                            (49,463)
       Non-controlling interest                                   (944,880)
                                                           ------------------
                                                           $       999,905
                                                           ==================

Under the Option Agreement, the Company will manage Highland and Tian Yuan during the option period. Once the Second Option is exercised and the first US$8 million in exploration expenditures is funded, further equity and/or loan funding of Highland will be proportional to interests held in the project, with a proportionate reduction in the shareholdings of any shareholder which fails to match the funding of the others. If the other parties' shareholdings in Highland fall below 15%, those parties may elect to convert their holdings to an entitlement of 12.5% of the after pay-back net profit of Highland.

On April 13, 2006, the Company announced that it had entered into agreements with shareholders holding approximately 67% of GCMI's common shares who have agreed to support a merger whereby GCMI shares will be exchanged for Continental

CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

common shares on a ratio of 8.7871 GCMI shares for each Continental common share. Completion of the merger is subject to a number of conditions, including execution of definitive merger documentation, as well as shareholder and regulatory approvals. If for any reason the corporate merger cannot complete, the majority shareholders of GCMI have agreed to exchange their shares at the above ratio in a series of private transactions, subject to regulatory approval. The Company will also acquire certain minerals property interests surrounding the Xietongmen property through the issuance of 1,500,000 common shares of the Company.

(b) Harmony Gold Property

The Company owned a 100% interest in the Harmony Gold Property, located in the Skeena Mining District on Graham Island, Queen Charlotte Islands (Haida Gwaii), British Columbia.

On October 16, 2001, the Company completed the sale of its Harmony Gold Property and related assets to Gibraltar, a British Columbia company with certain directors in common with the Company, for 12,483,916 tracking preferred shares of Gibraltar and $2.23 million cash. The tracking preferred shares are designed to track and capture the value of the Harmony Gold property and will be convertible into common shares of Gibraltar's parent company Taseko Mines Limited ("Taseko"), upon a realization event such as a sale to a third party or the commencement of commercial production at the Harmony Gold Property (note 3(a)).


5.  EQUIPMENT

                                 December 31, 2005                            December 31, 2004
                    ------------------------------------------- ----------------------------------------------
                                     Accumulated      Net book                    Accumulated      Net book
                            Cost    amortization         value           Cost    amortization         value
                    ------------------------------------------- ----------------------------------------------
Vehicles            $    109,702  $        2,806  $    106,896  $           -  $            -  $          -
Buildings                 12,767               -        12,767              -               -             -
Field                      5,356               -         5,356              -               -             -
Computers                  6,269               -         6,269              -               -             -
Furniture                    953               -           953              -               -             -
--------------------------------------------------------------- ----------------------------------------------
                    $    135,047  $        2,806  $    132,241  $           -  $            -  $          -
=============================================================== ==============================================

6. SHAREHOLDERS' EQUITY

(a) Authorized share capital

At December 31, 2005, the Company's authorized share capital consisted of:

     (i) an unlimited number of common shares without par value; and

     (ii) an unlimited number of non-voting, redeemable preferred shares (2004 - unlimited) without par value.

At the annual and extraordinary general meeting of shareholders of the Company held in June 2002, a special resolution was passed that the paid-up capital of the Company's common shares be reduced by $7,471,248 (which represented the accumulated deficit of the Company at December 21, 2001). For financial statement purposes, this reduction has been presented as a reduction of share capital of $7,128,939 and a reduction of contributed surplus of $342,309. The Company received court approval for this reduction in May 2003.

                                      F-14
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

        Pursuant to the Arrangement and the provisions of the redeemable preferred shares, as long as any redeemable preferred shares are outstanding, the Company may not, without the prior approval of the holders of the redeemable preferred shares, pay any dividends (other than stock dividends), redeem, purchase, or make any capital distribution in respect of common shares. In addition, the redeemable preferred shares are entitled to preference over common shares and any other shares ranking junior to the redeemable preferred shares with respect to the distribution of assets on liquidation, dissolution or wind up of the Company, or any other distribution of assets of the Company. This preference is limited to the Company's obligation to distribute the Gibraltar preferred shares (less a reserve for taxes related to the distribution), to the holders of the redeemable preferred shares, after which the holders of redeemable preferred shares will not be entitled to share in any further distribution of the Company's net assets. The Company may not dispose of its Gibraltar preferred shares.

(b) Issued and outstanding common share capital


                                                                                Number of            Dollar
                                                                                   common            Amount
                                                                                   shares
--------------------------------------------------------------------------------------------------------------
Balance, December 31, 2002                                                     20,594,101   $     7,564,652
   Private placement, March 2003, net of issue costs (i)                          367,000           273,971
   Shareholder and Court-approved reduction of paid-up capital                          -        (7,128,939)
   Share purchase warrants exercised                                              184,251           119,763
   Private placement, October 2003, net of issue costs (ii)                     5,000,000         2,449,913
--------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                                     26,145,352         3,279,360
   Private placement, July 2004, net of issue costs (iii)                       7,000,000         6,595,839
   Share purchase warrants exercised                                            4,423,500           875,975
   Share purchase options exercised                                                60,999            30,500
   Fair value of stock options allocated to shares issued on exercise                   -            61,595
--------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                                     37,629,851        10,843,269
   Share purchase warrants exercised                                            5,620,000         3,558,000
   Share purchase options exercised                                             4,056,334         2,066,710
   Fair value of stock options allocated to shares issued on exercise                             2,997,539
--------------------------------------------------------------------------------------------------------------
Balance, December 31, 2005                                                     47,306,185   $    19,465,518
==============================================================================================================

(i) In March 2003, the Company completed a private placement consisting of 367,000 units at a price of $0.75 per unit. Each unit was comprised of one common share and one half of a share purchase warrant exercisable at $0.85 per common share until July 5, 2004.

      The 183,500 warrants issued on this private placement were exercised in 2004.

(ii) In December 2003, the Company completed a private placement of 5,000,000 units at a price of $0.50 per unit for gross proceeds of $2.5 million. Each unit was comprised of one common share and one share purchase warrant exercisable into one common share at $0.50 until December 31, 2005. The warrants issued on this private place were exercised in 2005 and 2004 (note 5 (c))

(iii) In July 2004, the Company completed a private placement of 7,000,000 units at a price of $1.00 per unit for gross proceeds of $7 million. Each unit was comprised of one common share and one share purchase warrant exercisable into one common share at $1.05 until July 12, 2006. The warrants are subject to a 45 day accelerated expiry upon notice by the

                                      F-15
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

      Company (which has not been given), if the shares trade at or above $2.10 for 10 consecutive trading days. In 2005, 1,360,000 warrants issued on this private placement were exercised, and the remaining 5,640,000 warrants were still outstanding as at December 31, 2005.

(c) Warrants


The continuity of share purchase warrants is as follows:

Note reference                 -              -        6(b)(i)       6(b)(ii)      6(b)(iii)
Expiry date               June 5        Dec. 27         July 5        Dec. 31        Jul. 12
                            2004           2003           2004           2005           2006
Exercise price      $       0.10   $       0.65   $       0.85  $        0.50  $        1.05          TOTAL
--------------------------------------------------------------------------------------------------------------
Balance,
     Dec. 31, 2002             -        345,710              -              -              -        345,710
Issued                 3,500,000              -        183,500      5,000,000              -      8,683,500
Exercised                      -       (184,251)             -              -              -       (184,251)
Expired                        -       (161,459)             -              -              -       (161,459)
--------------------------------------------------------------------------------------------------------------
Balance,
     Dec. 31, 2003     3,500,000              -        183,500      5,000,000              -      8,683,500
Issued                         -              -              -              -      7,000,000      7,000,000
Exercised             (3,500,000)             -       (183,500)      (740,000)             -     (4,423,500)
--------------------------------------------------------------------------------------------------------------
Balance,
     Dec. 31, 2004             -              -              -      4,260,000      7,000,000     11,260,000
Exercised                      -              -              -     (4,260,000)    (1,360,000)    (5,620,000)
--------------------------------------------------------------------------------------------------------------
Balance,
     Dec. 31, 2005             -              -              -              -      5,640,000      5,640,000
==============================================================================================================

Subsequent to December 31, 2005, a total of 3,346,000 warrants were exercised for proceeds of $3,513,330.

(d) Share purchase option plan

The Company has a share purchase option plan approved by the shareholders at the 2004 annual general meeting that allows it to grant up to 7,500,000 options to its employees, officers, directors and non-employees, subject to regulatory terms and approval. The exercise price of each option can be set equal to or greater than the closing market price, less allowable discounts, of the common shares on the TSX Venture Exchange on the day prior to the date of the grant of the option. Options have a maximum term of ten years and terminate 30 days following the termination of the optionee's employment, except in the cases of retirement or death. Vesting of options is made at the discretion of the Board of Directors at the time the options are granted.

The continuity schedule of share purchase options of which 670,934 are exercisable is as follows:

                                                                    Weighted
Share purchase options outstanding                  Number of        average
                                                      options       exercise
                                                                       price
-------------------------------------------------------------------------------
Balance, December 31, 2002                                  -  $           -
   Granted                                          4,100,000           0.50
-------------------------------------------------------------------------------
Balance, December 31, 2003                          4,100,000           0.50
   Granted                                            800,000           1.19
   Exercised                                          (60,999)          0.50
   Expired or cancelled                               (26,667)          0.50
-------------------------------------------------------------------------------

                                      F-16
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

Balance, December 31, 2004                          4,812,334           0.61
   Granted                                          1,195,000           1.59
   Exercised                                       (4,056,334)          0.51
   Expired or cancelled                               (91,733)          1.22
-------------------------------------------------------------------------------
Balance, December 31, 2005                          1,859,267           1.44
===============================================================================

     The following table summarizes information pertaining to the Company's stock options outstanding at December 31, 2005


                                  Options outstanding                        Options exercisable
                   -------------------------------------------------- ----------------------------------

                                            Weighted
                                             average        Weighted                           Weighted
                          Number of        remaining         average          Number of         average
     Range of               options      contractual        exercise            options        exercise
  exercise prices       outstanding     life (years)           price        exercisable           price
--------------------------------------------------------------------------------------------------------
$1.00 to $1.15              432,600             0.91          $ 1.10            432,600          $ 1.10
$1.15 to $1.30              260,000             1.92            1.20             86,667            1.20
$1.30 to $1.45              251,667             0.92            1.33            151,667            1.33
$1.45 to $1.60               15,000             1.95            1.50                  -            1.50
$1.60 to $1.75              900,000             1.74            1.70                  -            1.70
--------------------------------------------------------------------------------------------------------
$1.00 to $1.75            1,859,267             1.46          $ 1.44            670,934          $ 1.16
========================================================================================================

        The exercise prices of all share purchase options granted during the year were equal to the market price at the grant date. Using an option pricing model with the assumptions noted below, the estimated fair value of all options granted during 2004 and 2003 have been reflected in the statement of operations as follows:

                                                             December 31       December 31      December 31
                                                                    2005              2004             2003
--------------------------------------------------------------------------------------------------------------
Exploration
   Engineering                                            $       49,602   $       180,080  $             -
   Environmental, socioeconomic and land                          15,552            29,386                -
   Geological                                                    165,370         1,024,204                -
--------------------------------------------------------------------------------------------------------------
                                                                 230,524         1,233,670                -
Operations and administration                                    584,797         1,202,325          352,854
--------------------------------------------------------------------------------------------------------------
Total compensation cost recognized in operations
and credited to contributed surplus                       $      815,321   $     2,435,995  $       352,854
==============================================================================================================

The assumptions used to estimate the fair value of options during the period were:

                                       2005              2004             2003
                                       ----              ----             ----
Risk-free interest rate                  4%                3%               3%
Expected life                    1.46 years         2.1 years          2 years
Vesting period                      6 to 18     6 to18 months          6 to 18
                                     months                             months
Expected volatility                     75%              121%             122%
Expected dividend yield                 nil               nil              nil

                                      F-17
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

        Option pricing models require the input of highly subjective assumptions including the expected price volatility. Changes in the subjective input assumptions can materially affect the fair value estimate, and therefore the existing models may not necessarily provide a reliable measure of the fair value of the Company's share purchase options.

        Subsequent to December 31, 2005, a total of 121,000 options were exercised for proceeds of $136,550, and 5,000 options were cancelled.

(e)  Contributed surplus

Balance, December 31, 2002                                                 $          342,309
Changes during 2002
   Court-approved reduction in contributed surplus (note 6(a))                       (342,309)
   Non-cash stock-based compensation                                                  352,854
------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                                            352,854
Changes during 2004
   Non-cash stock-based compensation                                                2,435,995
   Share purchase options exercised, credited to share capital                        (61,595)
------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                                          2,727,254
Changes during 2005
   Non-cash stock-based compensation                                                  815,321
   Share purchase options exercised, credited to share capital                     (2,997,539)
------------------------------------------------------------------------------------------------
Balance, December 31, 2005                                                 $          545,035
================================================================================================

(f)  Redeemable preferred shares

The 12,483,916 redeemable preferred shares were issued to common shareholders pursuant to the Arrangement. The redeemable shares are non-voting, non-dividend-paying, and are redeemable by the Company in certain events such as the occurrence of an HP Realization Event, at which time Gibraltar will become obligated to redeem the Gibraltar preferred shares for Taseko Shares (note 3(a)). The Company will redeem the shares for the number of Taseko Shares received by the Company on redemption of the Gibraltar preferred shares, as adjusted for any taxes payable, pro-rata to holders of the redeemable preferred shares. After such distribution, the holders of the redeemable preferred shares will not be entitled to any further distributions and the redeemable preferred shares will be cancelled.

The redeemable preferred shares may not vote except on any proposal to alter their special rights and restrictions or in the event the Company proposes to sell the Harmony Gold Property (as one of the possible HP Realization Events) for less than $20 million.

These redeemable preferred shares have been presented as a financial liability due to the obligation of the Company to redeem the shares for Taseko Shares. As the Company has the obligation to redeem the redeemable preferred shares immediately after the Gibraltar preferred shares have been redeemed, the redeemable preferred shares and Gibraltar preferred shares have been offset. Accordingly, a net nil amount is reported on the balance sheet of the Company.

7.  RELATED PARTY BALANCES AND TRANSACTIONS

                                      F-18
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

                                                December 31      December 31
Due from (to) related party                            2005             2004
-------------------------------------------------------------------------------

   Hunter Dickinson Inc. (b)                $       152,319  $        (5,003)
===============================================================================


Reimbursement for third party expenses and
services rendered by:                                    Years ended December 31
                                                          ----------------------------------------------------
                                                                    2005              2004             2003
--------------------------------------------------------------------------------------------------------------
   Hunter Dickinson Inc. (a)                              $    1,296,586   $       381,076  $        68,356
==============================================================================================================

(a) Hunter Dickinson Inc. ("HDI") is a private company owned equally by nine public companies, one of which is the Company. HDI has certain directors in common with the Company and provides geological, corporate development, administrative and management services to, and incurs third party costs on behalf of, the Company and its subsidiaries on a full cost recovery basis pursuant to an agreement dated December 31, 1996.

(b) Related party balances receivable or payable, are non-interest bearing and due on demand, and represent advances against current and future services rendered to or costs incurred on behalf of, the Company by HDI.

8.  INCOME TAXES

Substantially all of the differences between the actual income tax expense (recovery) of $nil (2004 - $nil; 2003 - $nil) and the expected income tax recovery based on statutory rates relate to the benefit of losses not previously recognized and items not deductible for tax purposes, such as stock-based compensation expense.

                                                 December 31      December 31
                                                        2005             2004
--------------------------------------------------------------------------------
Future income tax assets
   Mineral properties                        $       100,000  $       105,000
   Loss carry forwards                             1,085,000          455,000
   Unrealized capital losses                               -          360,000
   Other                                              85,000          115,000
--------------------------------------------------------------------------------
   Subtotal                                        1,270,000        1,035,000
   Valuation allowance                            (1,270,000)      (1,035,000)
--------------------------------------------------------------------------------
   Net future income tax asset               $             -  $             -
================================================================================

At December 31, 2005, the Company had available non-capital losses for Canadian income tax purposes totalling approximately $3.2 million expiring in various periods to 2011.

9. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles ("Canadian GAAP"), which differ in certain material respects from those principles that the Company would have followed had its consolidated financial statements been prepared in accordance with United States generally accepted accounting principles ("US GAAP").

Had the Company followed US GAAP, certain items on the consolidated statements of operations and deficit, and balance sheets would have been reported as follows (the Canadian GAAP amounts as at December 31, 2006 below have been amended as described in note 2(r)):

                                      F-19
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------
                                                                         Year ended     Year ended    Year ended
                                                                        December 31    December 31      December
                                                                                                              31
                                                                               2005           2004          2003
                                                                       (amended and
      Consolidated Statements of Operations                   restated - note 2(r))
      --------------------------------------------------------------------------------------------------------------
      Loss for the year under Canadian GAAP                  $            8,580,787  $   5,599,317  $    598,225
      Adjustments under US GAAP                                                   -              -             -
      --------------------------------------------------------------------------------------------------------------
      Loss for the year under US GAAP                        $            8,580,787  $   5,599,317  $    598,225
      ==============================================================================================================

      Basic and diluted loss per share for the year
           under US GAAP                                     $                (0.22) $       (0.17) $      (0.03)
      ==============================================================================================================

                                                                           As at December 31      As at December
                                                                                                              31
                                                                                        2005                2004
                                                                                (amended and
      Consolidated Balance Sheets                                            restated - note
                                                                                       2(r))
      --------------------------------------------------------------------------------------------------------------
      Total assets under Canadian GAAP                                  $          6,454,587  $        7,504,357
      Adjustments under US GAAP
           Value of investment in Gibraltar shares (a)                            13,513,886          13,513,886
      --------------------------------------------------------------------------------------------------------------
      Total assets under US GAAP                                        $         19,968,473  $       21,018,243
      ==============================================================================================================

      Total liabilities under Canadian GAAP                             $          1,445,226  $          354,329
      Adjustments under US GAAP
           Value of Redeemable preferred shares (a)                               13,513,886          13,513,886
      --------------------------------------------------------------------------------------------------------------
      Total liabilities under US GAAP                                   $         14,959,112  $       13,868,215
      ==============================================================================================================

      Total shareholders' equity under Canadian GAAP                    $          5,009,361  $        7,150,118
      Adjustments under US GAAP
           Share Capital (a) and (b)                                              20,379,837          20,379,837
           Contributed Surplus (b)                                                   342,309             342,309
           Accumulated Deficit (a) and (b)                                       (20,722,146)        (20,722,146)
      --------------------------------------------------------------------------------------------------------------
      Total shareholders' equity under US GAAP                          $          5,009,361  $        7,150,118
      ==============================================================================================================

     There are no material differences between Canadian GAAP and US GAAP in the consolidated statement of cash flows for the years ended December 31, 2005, 2004 and 2003.

     A  description  of US GAAP and the rules  prescribed  by the United  States
     Securities  and  Exchange   Commission  ("SEC")  that  result  in  material
     differences from Canadian GAAP follows:

   (a) US GAAP requires mineral property exploration and land use costs to be expensed as incurred until commercially recoverable deposits are determined to exist within a particular property, as cash flows cannot be reasonably estimated prior to such determination. Accordingly, for all periods presented, the Company has expensed all mineral property

                                      F-20
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

          exploration and land use costs for both Canadian and US GAAP purposes. However, included in the cost Harmony property that was acquired in fiscal 2001, were mineral property exploration costs that had been capitalized for Canadian GAAP purposes. As a result of capitalizing mineral property exploration costs for Canadian GAAP purposes, $13,250,898 of mineral property exploration costs included in the book value of the Harmony Gold Property at the date of its purchase in fiscal 2001 would have been previously expensed for US GAAP purposes. Accordingly, for US GAAP purposes, these costs would have been excluded from the value allocated to the Gibraltar Preferred shares and redeemable preferred shares of the Company (note 3) on the sale of the Harmony Gold Property.

     In addition, US GAAP does not permit the offset of a financial asset and financial liability when more than two parties have an interest in the financial asset and liability, which is permitted under Canadian GAAP (note 6(f)). As such, the Gibraltar preferred shares and the redeemable preferred shares of the Company would be presented on the balance sheet at their gross value as a financial asset and a financial liability respectively under US GAAP.

(b) US GAAP does not permit accumulated deficit to be offset against share capital and contributed surplus after a special resolution of shareholders approve such an offset, which is permitted under Canadian GAAP (note 6(a)). Accordingly, for US GAAP purposes, share capital would be increased by $7,128,939, contributed surplus would be increased by $342,309 and the accumulated deficit would be increased by $7,471,248 for December 31, 2005 and 2004.

(c) In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. SFAS 144 also broadens the definition of discontinued operations to include all distinguishable components of an entity that will be eliminated from ongoing operations. The Company adopted SFAS 144 on January 1, 2003, on a prospective basis, and there are no material differences between the treatment under Canadian and US GAAP.

(d)  Accounts receivable comprise:

                                             As at December     As at December
                                                         31                 31
                                                       2005               2004
------------------------------------------------------------------------------
GST receivable                           $          151,290  $           4,941
Advances and other receivables                       49,298              2,000
------------------------------------------------------------------------------
                                         $          200,588  $           6,941
==============================================================================

(e)  Impact of recent United States accounting pronouncements:

     i) On December 16, 2004, the FASB issued Statement of Financial Accounting Standard ("SFAS") No. 123 (revised 2004), Share-Based
          Payment ("SFAS 123(R)"), which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. Generally, the approach in SFAS 123(R) requires all share-based payments to employees, including grants of employee stock

                                      F-21
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements -- Amended and Restated
For the years ended December 31, 2005, 2004 and 2003
(Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

     options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. SFAS 123(R) is effective for the first annual reporting period beginning after June 15, 2005. As the Company currently uses the fair value method to account for all stock option grants this statement is not expected to result in a significant difference between Canadian GAAP and US GAAP. The Company will adopt SFAS 123(R) for the year commencing January 1, 2006.

     ii) On June 1, 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 requires retrospective application to prior periods' financial statements of a change in accounting principle unless it is impracticable to do so.

          This is a change from the existing practice that requires most accounting changes to be accounted for by including in net income, in the period of the change, the cumulative effect of changing to the new accounting principle. SFAS 154 will be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The impact of SFAS 154 cannot be determined until such time as the Company makes a change in accounting policy.

    iii) In March 2004, the Emerging Issues Task Force ("EITF") issued EITF 04-3, Mining Assets: Impairment and Business Combinations. EITF 04-3 requires mining companies to consider cash flows related to the economic value of mining assets (including mineral properties and rights) beyond those assets proven and probable reserves, as well as anticipated market price fluctuations, when assigning value in a business combination in accordance with SFAS 141 and when testing the mining assets for impairment in accordance with SFAS 144. The consensus is effective for fiscal periods beginning after March 31, 2004. The adoption of EITF 04-3 did not have material impact on the Company's financial position, results of operations or cash flows.

                                  CONTINENTAL
                                    MINERALS
                                  CORPORATION


                       CONSOLIDATED FINANCIAL STATEMENTS

                           THREE AND SIX MONTHS ENDED
                                 JUNE 30, 2006


            (Expressed in Canadian Dollars, unless otherwise stated)

CONTINENTAL MINERALS CORPORATION
Consolidated Balance Sheets
(Expressed in Canadian Dollars)
-----------------------------------------------------------------------------------------------------------
                                                                          June 30           December 31
                                                                             2006                  2005
                                                                      (unaudited)      (restated - note
                                                                                                  2(b))
-----------------------------------------------------------------------------------------------------------
Assets

Current assets
   Cash and equivalents                                           $       745,957  $          4,009,244
   Accounts receivable                                                    481,640               200,588
   Amounts due from related party (note 5)                                      -               152,319
   Prepaid expenses and other items                                       518,289                56,669
-----------------------------------------------------------------------------------------------------------
                                                                        1,745,886             4,418,820

Mineral property interests                                              1,903,525             1,903,525
Equipment (note 3)                                                        497,197               132,241
Investments                                                                     1                     1
-----------------------------------------------------------------------------------------------------------

                                                                  $     4,146,609  $          6,454,587
-----------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity

Current liabilities
   Accounts payable and accrued liabilities                       $       853,000  $            500,346
   Amounts due to related party (note 5)                                1,704,479                     -
-----------------------------------------------------------------------------------------------------------
                                                                        2,557,479               500,346

Non-controlling interest (note 2)                                               -               944,880

Shareholders' equity
   Share capital (note 4)                                              24,548,183            19,465,518
   Contributed surplus (notes 4)                                        1,189,767               545,035
   Deficit                                                            (24,148,820)          (15,001,192)
-----------------------------------------------------------------------------------------------------------
                                                                        1,589,130             5,009,361
Continuing operations (note 1)
Subsequent event (note 4(c) and 8)
Proposed merger transaction (note 6)
-----------------------------------------------------------------------------------------------------------
                                                                  $     4,146,609  $          6,454,587
-----------------------------------------------------------------------------------------------------------

See accompanying notes to the consolidated financial statements

Approved by the Board of Directors

/s/ Gerald Panneton                                       /s/ Jeffrey Mason

Gerald Panneton                                           Jeffrey Mason
Director                                                  Director


CONTINENTAL MINERALS CORPORATION
Consolidated Statements of Operations
(Unaudited - Expressed in Canadian Dollars)

-------------------------------------------------------------------------------------------------------------------
                                                        Three months ended June 30     Six months ended June 30
                                                     --------------------------------------------------------------
                                                               2006            2005          2006           2005
-------------------------------------------------------------------------------------------------------------------
Expenses (income)
 Conference and travel                               $      197,044  $       31,552 $     346,488  $      35,428
 Exploration (schedule)                                   5,246,327       1,525,594     7,442,880      2,033,017
 Foreign exchange                                            33,019         (13,546)       26,822        (16,422)
 Interest                                                    (7,634)        (39,966)      (24,731)       (78,970)
 Legal, accounting and audit                                227,975          88,691       383,270        146,281
 Office and administration                                  476,002         197,051       884,616        328,275
 Stock-based compensation - administration (note 4)         371,896          86,965       600,422        199,186
 Stock-based compensation - exploration (note 4)            162,199          61,866       194,814        179,324
 Project investigation                                            -          20,634             -         20,634
 Shareholder communications                                 107,029          48,560       206,229         76,354
 Trust and filing                                            17,318          20,809        31,698         30,012
-------------------------------------------------------------------------------------------------------------------
Loss before non-controlling interest                      6,831,175       2,028,210    10,092,508      2,953,119

Non-controlling interest                                          -               -       944,880              -
-------------------------------------------------------------------------------------------------------------------

Loss for the period                                  $    6,831,175  $    2,028,210 $   9,147,628  $   2,953,119
-------------------------------------------------------------------------------------------------------------------

Basic and diluted loss per common share              $         0.13  $         0.05 $        0.19  $        0.08
-------------------------------------------------------------------------------------------------------------------

Weighted average number of common shares outstanding     51,080,722      37,796,256    49,223,744     37,703,156
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to the consolidated financial statements

Consolidated Statements of Deficit
(Unaudited - Expressed in Canadian Dollars)

--------------------------------------------------------------------------------------------------------------------
                                                                                     Six months ended June 30
                                                                                ------------------------------------
                                                                                           2006             2005
--------------------------------------------------------------------------------------------------------------------

Deficit, beginning of period                                                    $    15,001,192  $     6,420,405
Loss for the period                                                                   9,147,628        2,953,119
--------------------------------------------------------------------------------------------------------------------
Deficit, end of period                                                          $    24,148,820  $     9,373,524
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to the consolidated financial statements

                                      F-25

CONTINENTAL MINERALS CORPORATION
Consolidated Statements of Cash Flows
(Unaudited - Expressed in Canadian Dollars)

--------------------------------------------------------------------------------------------------------------------
                                                        Three months ended June 30     Six months ended June 30
                                                   -----------------------------------------------------------------
Cash provided by (used for)                                    2006            2005           2006          2005
--------------------------------------------------------------------------------------------------------------------
Operating activities
 Loss for the period                               $     (6,831,175) $   (2,028,210) $  (9,147,628) $ (2,953,119)
 Items not involving cash
     Non-controlling interest                                     -               -       (944,880)            -
     Stock-based compensation                               534,095         148,831        795,236       378,510
     Amortization                                            27,484           1,403         48,061         1,403
 Changes in non-cash operating working capital
     Amounts receivable                                     (91,276)       (142,866)      (281,052)     (163,421)
     Prepaid expenses                                      (462,121)         39,222       (461,620)       72,079
     Accounts payable and accrued liabilities               262,960       1,016,116        352,654       890,736
--------------------------------------------------------------------------------------------------------------------
Cash used for operating activities                       (6,560,033)       (965,504)    (9,639,229)   (1,773,812)
--------------------------------------------------------------------------------------------------------------------
Investing activities
 Acquisition of equipment                                  (195,901)        (14,030)      (413,017)      (14,030)
--------------------------------------------------------------------------------------------------------------------
Cash used for investing activities                         (195,901)        (14,030)      (413,017)      (14,030)
--------------------------------------------------------------------------------------------------------------------
Financing activities
 Issuance of common shares, net of issue costs            4,769,861         419,091      4,932,161       431,571
 Due to (from) related parties, net                       1,597,750        (152,520)     1,856,798      (194,588)
--------------------------------------------------------------------------------------------------------------------
Cash provided by financing activities                     6,367,611         266,571      6,788,959       236,983
--------------------------------------------------------------------------------------------------------------------
Decrease in cash and equivalents                           (388,323)       (712,963)    (3,263,287)   (1,550,859)
Cash and equivalents, beginning of period                 1,134,280       6,558,412      4,009,244     7,396,308
--------------------------------------------------------------------------------------------------------------------
Cash and equivalents, end of period                $        745,957  $    5,845,449  $     745,957  $  5,845,449
--------------------------------------------------------------------------------------------------------------------
Supplementary information
Taxes paid                                         $              -  $            -  $           -  $          -
Interest paid                                      $              -  $            -  $           -  $          -

Non-cash financing and investing activities
Fair value of stock options transferred to share
capital
     on options exercised from contributed surplus $        104,281  $      299,910  $     150,504  $    299,910
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to the consolidated financial statements

                                      F-26

CONTINENTAL MINERALS CORPORATION
Consolidated Schedules of Exploration Expenses
(Unaudited - Expressed in Canadian Dollars)

--------------------------------------------------------------------------------------------------------------------
                                                       Three months ended June 30      Six months ended June 30
                                                  ------------------------------------------------------------------
Xietongmen Property, China                                    2006             2005           2006          2005
--------------------------------------------------------------------------------------------------------------------
Exploration Costs
   Amortization                                   $         27,484  $         1,403  $      48,061  $      1,403
   Assays and analysis                                     558,366           86,691        900,382       101,975
   Drilling                                              1,851,605          894,826      2,570,649     1,007,770
   Engineering                                             953,944                -      1,043,687         6,920
   Environmental                                           171,533                -        171,533             -
   Equipment rentals and leases                            161,658           26,939        248,430        54,129
   Freight                                                  16,155                -         16,155             -
   Geological                                              603,337          268,324        954,859       410,859
   Graphics                                                 32,708            7,712         50,888        21,563
   Property Fees/Assessments                                22,001                -         22,001             -
   Reclamation fees                                              -           24,398              -        28,106
   Site activities                                         487,646          116,939        759,782       175,490
   Socioeconomic                                           146,375           35,957        314,353        93,272
   Transportation                                          213,515           62,405        342,100       131,530
--------------------------------------------------------------------------------------------------------------------
Incurred during the period                               5,246,327        1,525,594      7,442,880     2,033,017
Non-cash stock based compensation                          162,199           61,866        194,814       179,324
--------------------------------------------------------------------------------------------------------------------
                                                         5,408,526        1,587,460      7,637,694     2,212,341
Cumulative balance, beginning of period                 11,945,744        3,997,613      9,716,576     3,372,732
--------------------------------------------------------------------------------------------------------------------
Cumulative balance, end of period                 $     17,354,270  $     5,585,073  $  17,354,270  $  5,585,073
--------------------------------------------------------------------------------------------------------------------

                                      F-27
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements
For the six months ended June 30, 2006
(Unaudited - Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

1.  NATURE OF OPERATIONS

These consolidated financial statements are prepared in accordance with Canadian generally accepted accounting principles and are presented in Canadian dollars. They do not include all the disclosures as required for annual financial statements under generally accepted accounting principles. However, these interim consolidated financial statements follow the same accounting policies and methods of application as the Company's most recent annual financial statements. These interim consolidated financial statements should be read in conjunction with the Company's amended and restated annual consolidated financial statements for the year ended December 31, 2005 as filed on SEDAR on August 24, 2006.

Operating results for the three month and six month periods ended June 30, 2006 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2006 or for any other period.

These consolidated financial statements are prepared on the basis that the Company will continue as a going concern. Management recognizes that the Company will need to generate additional financial resources in order to discharge current liabilities and meet its planned business objectives. However, there can be no assurances that the Company will continue to obtain additional financial resources and/or achieve profitability or positive cash flows. If the Company is unable to obtain adequate additional financing, the Company will be required to curtail operations and exploration activities. Furthermore, failure to continue as a going concern would require that the Company's assets and liabilities be restated on a liquidation basis which would differ significantly from the going concern basis.

2.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

(a) These consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles; and have been reconciled to United States generally accepted accounting principles in note 7. The consolidated financial statements include the accounts of the Company and its wholly owned and controlled subsidiaries.

All material intercompany balances and transactions have been eliminated. NCI has been reduced to zero to reflect its share of the loss incurred by Highland Mining Inc.

(b) Restatement

     The consolidated balance sheet as at December 31, 2005 has been amended and restated to increase the value assigned to non-controlling interest and mineral property interests recorded as a result of the acquisition of 50% of Highland Mining Corporation by $904,519, which amendment reflects the non-controlling interest at their fair value, instead of at the book value of the assets acquired as previously recorded, at the date the Company became the primary beneficiary, in order to comply with the provisions of AcG-15 on variable interest entities. This restatement had no impact on working capital, shareholders' equity or on any amounts or totals reported in the statements of operations, deficit or cash flows or the schedule of exploration expenses as at and for the year ended December 31, 2005 (refer to notes 2(r) and 4(a) of the amended and restated consolidated financial statements as at and for the year ended December 31, 2005 which were filed on SEDAR on August 24, 2006).

     The consolidated balance sheet as at December 31, 2005 has been amended and restated to increase the value assigned to mineral property interests recorded by $904,519. The consolidated statements of operations and cash flows for the three months ended March 31, 2006 were amended prior to this filing to increase the amount allocated to the non-controlling interest and decrease the net loss by $904,519, which reflects the non-controlling

                                      F-28
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated Financial Statements
For the six months ended June 30, 2006
(Unaudited - Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

     interest's share of the joint venture losses after giving effect to the amended value assigned to the non-controlling interest at the date of combination. This amendment is reflected in the results of operations and cash flows for the three and six month periods ended June 30, 2006.

3.  EQUIPMENT

                                    June 30,                       December 31, 2005
                       2006
                  -----------------------------------------------------------------------------
                                 Accumulated    Net book               Accumulated    Net book
                         Cost   amortization       value       Cost   amortization       value
                  -----------------------------------------------------------------------------
Vehicles          $   385,855 $       30,130 $   355,725$   109,702 $        2,806 $   106,896
Buildings              12,767          3,192       9,575     12,767              -      12,767
Field                  79,157         10,606      68,551      5,356              -       5,356
Computers              54,604          5,143      49,461      6,269              -       6,269
Furniture              15,681          1,796      13,885        953              -         953
-----------------------------------------------------------------------------------------------
                  $   548,064 $       50,867 $   497,197$   135,047 $        2,806 $   132,241
===============================================================================================

4.  SHAREHOLDERS' EQUITY

(a) Authorized share capital

      The Company's authorized share capital consists of an unlimited number of common shares without par value and an unlimited number of non-voting, redeemable preferred shares.

(b)   Issued and outstanding common share capital

                                                                                Number of            Dollar
                                                                                   common            Amount
                                                                                   shares
--------------------------------------------------------------------------------------------------------------
Balance, December 31, 2005                                                     47,306,185   $    19,465,518
   Share purchase warrants exercised                                              158,000           183,461
   Share purchase options exercised, net of issuance costs (note 4(c))          4,954,000         4,748,700
   Fair value of stock options allocated to shares issued on exercise                   -           150,504
--------------------------------------------------------------------------------------------------------------
Balance, June 30, 2006                                                         52,418,185   $    24,548,183
==============================================================================================================

(c) Warrants

The continuity of share purchase warrants is as follows:

Expiry date                                                   July 12, 2006
Exercise price                                              $          1.05
------------------------------------------------------------------------------
Balance, December 31, 2005                                        5,640,000
Issued                                                                    -
Exercised                                                        (4,954,000)
Expired                                                                   -
------------------------------------------------------------------------------
Balance, June 30, 2006                                              686,000
==============================================================================

A total of 4,311,000 warrants of the 4,954,000 warrants exercised during the period were subject to a commission fee of 10% of the exercised amounts. Hence, a total of $453,000 issuance costs was recorded during the period.

                                      F-29
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated  Financial Statements
For the six months ended June 30, 2006
(Unaudited - Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

          Subsequent to June 30, 2006, a total of 686,000 warrants were exercised for gross proceeds of $720,300.

     (d)  Share purchase option plan

          The continuity schedule of share purchase options of which 994,000 are exercisable is as follows:

                                                                    Weighted
Share purchase options outstanding               Number of           average
                                                   options          exercise
                                                                       price
-------------------------------------------------------------------------------
Balance, December 31, 2005                       1,859,267   $          1.44
   Granted                                       3,195,000              1.72
   Exercised                                      (158,000)             1.16
   Expired or cancelled                             (5,000)             1.33
-------------------------------------------------------------------------------
Balance, June 30, 2006                           4,891,267   $          1.63
===============================================================================

        Options outstanding and exercisable at June 30, 2006 were as follows:

                                                    Number of        Number of
                                                      options          options
Expiry date                     Option price      outstanding      exercisable
-------------------------------------------------------------------------------
November 30, 2006                     $ 1.10          316,600          316,600
November 30, 2006                     $ 1.33          204,667          204,667
September 28, 2007                    $ 1.70          900,000          300,000
November 30, 2007                     $ 1.20          260,000          173,333
December 24, 2007                     $ 1.50           15,000                -
February 29, 2008                     $ 1.61           40,000                -
February 27, 2009                     $ 1.61           50,000                -
April 30, 2009                        $ 2.01          855,000                -
November 30, 2009                     $ 1.61          250,000                -
February 28, 2011                     $ 1.61        2,000,000                -
-------------------------------------------------------------------------------
Total                                               4,891,267          994,000
-------------------------------------------------------------------------------
Average option price                                   $ 1.63           $ 1.35
===============================================================================

        The exercise prices of all share purchase options granted were at or above the market price at the grant date. Using an option pricing model with the assumptions noted below, the estimated fair value of all options granted in the six months ended June 30, 2006, and which have been reflected in the consolidated statements of operations, is as follows:

                                                       Three months ended            Six months ended
                                                            June 30                       June 30
                                                  ------------------------------------------------------------
                                                          2006           2005           2006           2005
--------------------------------------------------------------------------------------------------------------
Exploration
     Engineering                                  $      3,871  $       2,731  $       5,052  $      13,524
     Environmental, socioeconomic and land                 976          3,967          1,407          9,910
     Geological                                        105,323         55,168        136,326        155,890
--------------------------------------------------------------------------------------------------------------
Exploration                                            110,170         61,866        142,785        179,324
Administration                                         352,275         86,965        580,801        199,186
--------------------------------------------------------------------------------------------------------------
Total compensation cost recognized in


     operations, credited to contributed
     surplus                                      $    462,445  $     148,831  $     723,586  $     378,510
==============================================================================================================

                                      F-30
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated  Financial Statements
For the six months ended June 30, 2006
(Unaudited - Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

        The weighted-average assumptions used to estimate the fair value of options vesting during the respective periods were as follows:


                                                         Three months ended June 30     Six months ended June 30
                                                       -------------------------------------------------------------
                                                                2006           2005           2006          2005
      --------------------------------------------------------------------------------------------------------------
      Risk free interest rate                                  4.25%             3%          4.25%            3%
      Expected life                                        2.9 years      2.1 years      2.9 years     2.1 years
      Expected volatility                                        69%            95%            69%           95%
      Expected dividends                                         nil            nil            nil           nil

(e)
      Contributed surplus

      Balance, December 31, 2005                                                                 $       545,035
      Changes during the period
         Non-cash stock-based compensation                                                               723,586
         Share purchase options exercised, credited to share capital                                    (150,504)
      --------------------------------------------------------------------------------------------------------------
      Balance, June 30, 2006                                                                     $     1,118,117
      ==============================================================================================================


5.   RELATED PARTY BALANCES AND TRANSACTIONS

      Due from (to) related parties                               June 30 2006                       December 31
                                                                                                            2005
      --------------------------------------------------------------------------------------------------------------

         Hunter Dickinson Inc.                                 $    (1,704,479)                  $       152,319
      --------------------------------------------------------------------------------------------------------------
                                                     Three months ended                  Six months ended
      Reimbursement for third party                        June 30                           June 30
                                              ----------------------------------------------------------------------
      expenses and services rendered                     2006             2005             2006             2005
      --------------------------------------------------------------------------------------------------------------
       Hunter Dickinson Inc.                  $     1,051,526  $       305,135  $     1,811,139  $       481,961
      --------------------------------------------------------------------------------------------------------------

6.   PROPOSED MERGER TRANSACTION

     (a) In April 2006, the Company completed the exploration expenditure requirement to exercise the Second Option to earn-in additional 10% (to a total of 60%) interest in Highland Mining Inc. pursuant to the Highland Mining Option Agreement. On July 1, 2006, the Company served notice to Great China Mining Inc ("GCMI") of its intention to exercise the Second Option. GCMI is currently undertaking the review of the expenditures incurred effective from the date of the earn-in. Under the terms of the Option Agreement, once the Second Option is exercised and the first US$8 million in exploration expenditures is funded, further equity and/or loan funding of Highland will be proportional to interests held in the project, with a proportionate reduction in the shareholdings of any shareholder which fails to match the funding of the others.

                                      F-31
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated  Financial Statements
For the six months ended June 30, 2006
(Unaudited - Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

     (b) In April 2006, the Company announced that it had entered into agreements with shareholders holding approximately 67% of GCMI's common shares who have agreed to support a merger among GCMI and the Company, whereby GCMI shares will be exchanged for Continental common shares on a ratio of 8.7871 GCMI shares for each Continental common share. The Company will also issue 136,607 options at exercise prices ranging from $1.02 to $1.23 with expiry dates ranging from August 2, 2006 to December 2, 2008, to replace certain GCMI options currently outstanding. If for any reason the corporate merger cannot complete, the majority shareholders of GCMI have agreed to exchange their shares at the above ratio in a series of private transactions, subject to regulatory approval.

          The Company will also acquire three mineral property interests totalling approximately 100 square kilometers, lying within an area of interest near the Xietongmen Property, in exchange for 1,500,000 units, with each unit consisting of one Continental common share and one common share purchase warrant exercisable at $1.59 per common share for two years, from the date of the completion of the merger and US$3,250,000 cash, with US$1,250,000 payable on completion of the merger and the remaining balance in four equal annual installments of US$500,000.

          Pursuant to the terms of the merger agreement, Continental will increase its board of directors to 11 and appoint to it three GCMI nominees. Two of these nominees are Messrs. Wang Zhi and Yang (Jack) Jie, both of whom currently serve as directors of GCMI. Continental will also issue 700,000 options exercisable at $1.61 per common share expiring February 28, 2011. The Company has also agreed to retain Mr. Wang under an incentive arrangement and has agreed to pay a bonus of 2,500,000 units of Continental (one share plus one one-year share purchase warrant exercisable at $1.59 per common share) in the event that all necessary mining permits are received in a timely manner, but in any event, no later than June 30, 2010.

          As at June 30, 2006, completion of the merger is pending shareholder and regulatory approvals.

7. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

          The consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles ("Canadian GAAP"), which differ in certain material respects from those principles that the Company would have followed had its consolidated financial statements been prepared in accordance with United States generally accepted accounting principles ("US GAAP").

          Had the Company followed US GAAP, certain items on the consolidated statements of operations and deficit, and balance sheets would have been reported as follows (the Canadian GAAP numbers as at December 31, 2005 and as at June 30, 2006 and for the three and six months ended June 30, 2006 have been amended as described in note 2(b)):


--------------------------------------------------------------------------------------------------------------
Consolidated Statements of                 Three months     Three months        Six months       Six months
Operations                                   ended June       ended June        ended June       ended June
                                                    30,              30,               30,              30,
                                                   2006             2005              2006             2005
--------------------------------------------------------------------------------------------------------------
Loss for the period under Canadian
GAAP                                    $     6,831,175   $    2,028,210   $     9,147,628  $     2,953,119
Adjustments under US GAAP                             -                -                 -                -
--------------------------------------------------------------------------------------------------------------
Loss for the period under US
GAAP                                    $     6,831,175   $    2,028,210   $     9,147,628  $     2,953,119
==============================================================================================================


                                      F-32
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated  Financial Statements
For the six months ended June 30, 2006
(Unaudited - Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

Consolidated Statements of                 Three months     Three months        Six months       Six months
Operations                                   ended June       ended June        ended June       ended June
                                                    30,              30,               30,              30,
                                                   2006             2005              2006             2005
--------------------------------------------------------------------------------------------------------------
Basic and diluted loss per share for
   the period under US GAAP             $         (0.13)  $        (0.05)  $         (0.19) $         (0.08)
==============================================================================================================


                                                                          As at June         As at December
                                                                                  30
                                                                                2006                31 2005
                                                                                           (restated - note
Consolidated Balance Sheets                                                                           2(b))
--------------------------------------------------------------------------------------------------------------
Total assets under Canadian GAAP                                      $    4,146,609  $           6,454,587
Adjustments under US GAAP
     Value of investment in Gibraltar shares (a)                          13,513,886             13,513,886
--------------------------------------------------------------------------------------------------------------
Total assets under US GAAP                                            $   17,660,495  $          19,968,473
==============================================================================================================

Total liabilities under Canadian GAAP                                 $    2,557,479  $           1,445,226
Adjustments under US GAAP
     Value of Redeemable preferred shares (a)                             13,513,886             13,513,886
--------------------------------------------------------------------------------------------------------------
Total liabilities under US GAAP                                       $   16,071,365  $          14,959,112
==============================================================================================================

Total shareholders' equity under Canadian GAAP                        $    1,589,130  $           5,009,361
Adjustments under US GAAP
     Share Capital (a) (b)                                                20,379,837             20,379,837
     Contributed Surplus (b)                                                 342,309                342,309
     Accumulated Deficit (a) (b)                                         (20,722,146)           (20,722,146)
--------------------------------------------------------------------------------------------------------------
Total shareholders' equity under US GAAP                              $    1,589,130  $           5,009,361
==============================================================================================================

        There are no material differences between Canadian GAAP and US GAAP in the consolidated statement of cash flows for the three and six month periods ended June 30, 2006 and 2005.

        A description of US GAAP and the rules prescribed by the United States Securities and Exchange Commission ("SEC") that result in material differences from Canadian GAAP follows:

(a) US GAAP requires mineral property exploration and land use costs to be expensed as incurred until commercially recoverable deposits are determined to exist within a particular property, as cash flows cannot be reasonably estimated prior to such determination. Accordingly, for all periods presented, the Company has expensed all mineral property exploration and land use costs for both Canadian and US GAAP purposes. However, included in the cost of the Harmony property that was acquired in fiscal 2001, were mineral property exploration costs that had been capitalized for Canadian GAAP purposes. As a result of capitalizing mineral property exploration costs for Canadian GAAP purposes, $13,250,898 of mineral property exploration costs included in the book value of the Harmony Gold Property at the date of its purchase in fiscal 2001 would have been previously expensed for US GAAP purposes. Accordingly, for US GAAP purposes, these costs would have been excluded from the value allocated to the Gibraltar Preferred shares and redeemable preferred shares of the Company on the sale of the Harmony Gold Property.

     In  addition,  US GAAP does not permit the offset of a financial  asset and

                                      F-33
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated  Financial Statements
For the six months ended June 30, 2006
(Unaudited - Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

     financial liability when more than two parties have an interest in the financial asset and liability, which is permitted under Canadian GAAP. As such, the Gibraltar preferred shares and the redeemable preferred shares of the Company would be presented on the balance sheet at their gross value as a financial asset and a financial liability respectively under US GAAP.

     (b) US GAAP does not permit accumulated deficit to be offset against share capital and contributed surplus after a special resolution of shareholders approve such an offset, which is permitted under Canadian GAAP. Accordingly, for US GAAP purposes, share capital would be increased by $7,128,939, contributed surplus would be increased by $342,309 and the accumulated deficit would be increased by $7,471,248 for June 30, 2006.

     (c) Under Canadian GAAP, mineral properties may be classified as capital assets and amortized once the mineral property is put into operation, or written off to operations when the property is abandoned or allowed to lapse, when the carrying value exceeds its fair value, or if there is little prospect of further exploration work being carried out. As such, for US GAAP and Canadian GAAP, no amortization of mineral properties was recorded in the three and six month periods ended June 30, 2006 and 2005.

     (d)  Accounts receivable comprise:

                                                    As at              As at
                                            June 30, 2006       December 31,
                                                                        2005
-------------------------------------------------------------------------------
GST receivable                         $          410,850  $         151,290
Advances and other receivables                     70,790             49,298
-------------------------------------------------------------------------------
                                       $          481,640  $         200,588
===============================================================================

     (e) Impact of recent United States accounting pronouncements:

          On January 1, 2006, the Company adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 123 (revised 2004), Share-Based Payment ("SFAS 123(R)"), which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. As the Company previously used the fair value method to account for all stock option grants, the adoption of SFAS 123(R) did not result in a significant difference between Canadian GAAP and US GAAP.

8.  SUBSEQUENT EVENT

Subsequent to June 30, 2006, the Company entered into an agreement with Taseko Mines Ltd. ("Taseko"), a public company with certain directors in common with the Company, whereby the Company will issue to Taseko a $11.5 million Convertible Secured Promissory Note of Continental (the "Note").

Taseko has the right to convert any or the entire principal then outstanding under the one year Note, plus a 5% premium into Continental common shares at $2.05 per share if the Note is exercised within the first six months or, at $2.25 per share if exercised in the second six months. Taseko also receives the right to participate in Continental's future financings (the "Participation Right") and in such event can redeem the Note at 105% of the $11.5 million principal amount of the Note and use the proceeds to subscribe for securities offered under such future financing. In addition, upon conversion of the Note or its redemption in the event that the Participation Right is exercised, Taseko

                                      F-34
CONTINENTAL MINERALS CORPORATION
Notes to Consolidated  Financial Statements
For the six months ended June 30, 2006
(Unaudited - Expressed in Canadian Dollars)
--------------------------------------------------------------------------------

will acquire a right of first refusal (the "Pre-Emptive Right") for up to five years, during which time Taseko may purchase up to 50% of any equity or convertible securities, excepting certain normal course securities offerings and strategic alliances, offered by Continental in a subsequent financing until a maximum of 19.9% of Continental's then outstanding shares on a fully diluted basis are held by Taseko. If Taseko fails to exercise the Pre- Emptive Right in regards to any offered securities under a future financing, the Pre-Emptive Right thereupon expires.

The Note provides for interest at the rate of 16% per annum payable monthly. Interest is payable in cash, or at Taseko's election, in Continental common shares based upon the higher of the five day volume weighted average of the closing price of Continental's common shares at the time the interest payment is due or at Closing. Repayment of the Note is secured by an indirect pledge of Continental's 60% interest in the Xietongmen property, which security interest will be subordinated, if necessary, to any security interest granted by Continental in respect of senior debt. Continental retains the right to pre-pay the Note on 10 days notice, after 180 days from closing.

Completion of this financing is subject to regulatory approval. Any Continental shares issued pursuant to the conversion of the Note will be subject to a four month hold period from closing.

                            GREAT CHINA MINING, INC.

                         INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm               F-36

Consolidated Balance Sheets                                           F-37

Consolidated Statements of Operations                                 F-38

Consolidated Statements of Changes in Stockholders' Equity            F-39

Consolidated Statement of Cash Flows                                  F-42

Notes to the Consolidated Financial Statements                        F-44

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders of Great China Mining, Inc.


We have audited the consolidated balance sheets of Great China Mining, Inc. ((previously known as China NetTV Holdings, Inc.) (an exploration stage company) of December 31, 2005 and 2004, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the preceding two years then ended, and the cumulative amounts from inception. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Great China Mining, Inc. at December 31, 2005, and the consolidated results of their operations and their cash flows for the periods indicated in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company has been in the exploration stage since July 1, 2003, and has incurred significant losses resulting in a deficit accumulated during the development stage. Unless the Company attains future profitable operations and/or obtains additional financing, there is substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are discussed in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                 /s/ Clancy and Co., P.L.L.C.
                                                 Clancy and Co., P.L.L.C.
                                                 Scottsdale, Arizona


                                                 March 24, 2006

                                      F-37

GREAT CHINA MINING, INC.
(previously known as China NetTV Holdings, Inc.)
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS

Stated in U.S. dollars                                                         December 31, 2005       December 31, 2004
---------------------------------------------------------------------------------------------------------------------------
ASSETS

Current Assets
     Cash and cash equivalents                                              $            421,804   $             900,309
     Prepaid expenses and other current assets                                            25,358                   2,287
     Prepaid expenses - related party                                                          -                     831
                                                                            -----------------------------------------------
Total Current Assets                                                                     447,162                 903,427

Investment - at equity                                                                         -                 800,000

Fixed assets, net                                                                         13,622                   9,058
                                                                            -----------------------------------------------
Total Assets                                                                $            460,784   $           1,712,485
                                                                            ===============================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts payable and accrued expenses                                  $            224,618   $              49,535
     Promissory note payable                                                                   -                 100,000
                                                                            -----------------------------------------------
Total current liabilities                                                                224,618                 149,535
                                                                            -----------------------------------------------

Commitments and contingencies

Stockholders' Equity
     Common stock : $0.001 par value, authorized: 500,000,000
               Issued and outstanding: 199,596,575 shares (2004:                         199,596                 142,236
142,236,575)
     Subscription received for 24,000,000 shares                                               -               1,200,000
     Additional paid-in capital                                                       12,857,461               3,542,327
     Agreement to issue common stock for acquisition cost (65M shares)                         -                       -
     Agreement to issue common stock for finder's fee (9,639,000 shares)                 771,120                 771,120
     Accumulated other comprehensive loss                                                 (4,881)                      -
     Accumulated deficit prior to the exploration stage                               (1,554,790)             (1,554,790)
     Accumulated deficit during the exploration stage                                (12,032,340)             (2,537,943)
                                                                            -----------------------------------------------
Total Stockholders' Equity                                                               236,166               1,562,950
                                                                            -----------------------------------------------

Total Liabilities and Stockholders' Equity                                  $            460,784   $           1,712,485
                                                                            ===============================================

   The accompanying notes are an integral part of these financial statements.


                                            GREAT CHINA MINING, INC.
                                (previously known as China NetTV Holdings, Inc.)
                                         (AN EXPLORATION STAGE COMPANY)
                                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                   Year ended         Year ended
                                                                Cumulative       December 31,       December 31,
Stated in U.S. dollars                                      From Inception               2005               2004
--------------------------------------------------------------------------------------------------------------------
Revenues                                                $                -  $               -  $               -

Expenses
     Exploration expenses                                        1,678,204          1,678,204                  -
     General and administrative expenses                         2,320,038            575,343          1,055,134
     Finder's fee                                                  771,120                  -            771,120
                                                        ------------------------------------------------------------
Total expenses                                                   4,769,362          2,253,547          1,826,254

Operating loss                                                  (4,769,362)        (2,253,547)        (1,826,254)

Other expenses
     Interest income                                                25,724             25,662                 62
     Equity loss                                                  (800,000)          (800,000)                 -
     Accounts payable written off                                    3,453                  -              3,453
     Loss on disposal of fixed assets                              (16,009)                 -            (16,009)
     Interest expense                                               (9,652)               (18)            (6,078)
     Fair value of potential shares to be issued in
excess of
             authorized share capital                           (6,466,494)        (6,466,494)                 -
                                                        ------------------------------------------------------------
Total other expenses                                            (7,262,978)        (7,240,850)           (18,572)
                                                        ------------------------------------------------------------

Provision for income taxes                                               -                  -                  -
                                                        ------------------------------------------------------------

Net loss available to common stockholders               $      (12,032,340) $      (9,494,397) $      (1,844,826)
                                                        ============================================================

Basic and diluted loss per share                                            $           (0.05) $           (0.03)
                                                                            ========================================

Weighted average common shares outstanding                                        188,552,739         57,805,857
                                                                            ========================================

   The accompanying notes are an integral part of these financial statements.

                                             GREAT CHINA MINING, INC.
                                 (previously known as China NetTV Holdings, Inc.)
                                          (AN EXPLORATION STAGE COMPANY)
                            CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                        FROM INCEPTION TO DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------------------
                                 Common     Common   Additiona  Agreement      Common
                                 stock       stock     paid      to issue      stock     Accumulated
                                                        in                   subscripti     other
                                              at      capital                 received   comprehensiv  Accumulate
Stated in U.S. dollars           shares     par                 common                       loss       deficit
                                             value                stock
--------------------------------------------------------------------------------------------------------------------
Balance, July 1, 2003
           (inception)         37,446,200  $ 37,446 $1,364,802 $         -  $         - $           - $ (1,554,79)
Issuance of common
           stock for
           acquisition costs
on
           July 23, 2003       97,700,000    97,700    (97,700)          -            -             -           -
Issuance of common
           stock for
           acquisition costs
on
           July 23, 2003
           -- related party     6,839,000     6,839     (6,839)          -            -             -           -
Compensation cost
           -- stock options             -         -    210,000           -            -             -           -
Net loss, two months
           ended August
           31, 2003                     -         -          -           -            -             -    (312,248)
                               -------------------------------------------------------------------------------------
Balance, August 31, 2003,
       as originally
       reported                141,985,20   141,985  1,470,263           -            -             -  (1,867,038)
Issuance of common stock
       for cash @ $0.06 on
       October 29, 2003        15,000,000    15,000    885,000           -            -             -           -
Issuance of common stock
       for 7% finders fee
       for shares issued on
       October 29, 2003         1,050,000     1,050     (1,050)          -            -             -           -
Exercise of Series A stock
       purchase warrants @
       $0.10 on December 11,
       2003                        50,000        50      4,950           -            -             -           -
Exercise of Series B stock
       purchase warrants @
       $0.15 on December
       23, 2003                   250,000       250     37,250           -            -             -           -
Exercise of Series A stock
       purchase warrants @
       $0.10 on December
       23, 2003                   250,000       250     24,750           -            -             -           -
Compensation cost - stock
       options                          -         -     10,000           -            -             -           -
Net loss, four months ended
       December 31, 2003                -         -          -           -            -             -    (380,869)
                               -------------------------------------------------------------------------------------
Balance, December 31, 2003     158,585,20   158,585  2,431,163           -            -             -  (2,247,907)



                                      F-40

                                             GREAT CHINA MINING, INC.
                                 (previously known as China NetTV Holdings, Inc.)
                                          (AN EXPLORATION STAGE COMPANY)
                            CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                        FROM INCEPTION TO DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------------------
                                 Common     Common   Additiona  Agreement      Common
                                 stock       stock     paid      to issue      stock     Accumulated
                                                        in                   subscripti     other
                                              at      capital                 received   comprehensiv  Accumulate
Stated in U.S. dollars           shares     par                 common                       loss       deficit
                                             value                stock
--------------------------------------------------------------------------------------------------------------------

Exercise of Series A stock
       purchase warrants at
       $0.10 per share on
       January 6, 2004             50,000        50      4,950           -            -             -           -
Exercise of Series A stock
       purchase warrants at
       $0.14 per share on
       Janaury 27, 2004         2,940,000     2,940    291,060           -            -             -           -
Issuance of common stock
       into escrow for acqui-
       sition of mineral
       property on April
       15, 2004                32,000,000    32,000    (32,000)          -            -             -           -

The accompanying notes are an integral part of these financial statements.

                                            GREAT CHINA MINING, INC.
                                (previously known as China NetTV Holdings, Inc.)
                                         (AN EXPLORATION STAGE COMPANY)
                           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                       FROM INCEPTION TO DECEMBER 31, 2005

--------------------------------------------------------------------------------------------------------------------
                           Common      Common     Additiona   Agreement      Common
                           stock        Stock       paid      to issue       stock      Accumulated
                                         at          in                    subscripti n    other      Accumulated
Stated in U.S. dollars     shares     par          capital     common       received    comprehensi e   deficit
                                        value                   stock
--------------------------------------------------------------------------------------------------------------------
Issuance of common
stock
       for legal
services at
       $0.10 on April     2,800,000       2,800     277,200            -            -             -             -
12, 2004
Exercise of Series C
stock
       purchase
warrants at
       $0.08 on October
1,
       2004                 200,375         200      15,830            -            -             -             -
Cancellation of common
       stock issued for
acqui-
       sition costs
       (129,700,000),
finder's
       fee (6,839,000
shares)
       and legal costs
       (2,800,000) on
July 23,
       2003 and April    (139,339,0)0  (139,339)   (140,661)           -            -             -
12, 2004
Issuance of common
stock
       for the partial
acqui-
       sition of
Highland
       Mining Inc. at
historical
       cost on December  85,000,000      85,000     715,000            -            -             -             -
28, 2004
Issuance of agreement
to issue
       common stock for
partial
       acquisition of
Highland
       Mining Inc. on
December
       28, 2004
(65,000,000
       shares)                    -           -           -            -            -             -             -
Subscription received
on
       December 31,
2004 for
       private
placement of
       24,000,000
shares at
       $0.05                      -           -           -            -            -             -             -


                                      F-42

                                            GREAT CHINA MINING, INC.
                                (previously known as China NetTV Holdings, Inc.)
                                         (AN EXPLORATION STAGE COMPANY)
                           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                       FROM INCEPTION TO DECEMBER 31, 2005

--------------------------------------------------------------------------------------------------------------------
                           Common      Common     Additiona   Agreement      Common
                           stock        Stock       paid      to issue       stock      Accumulated
                                         at          in                    subscripti n    other      Accumulated
Stated in U.S. dollars     shares     par          capital     common       received    comprehensi e   deficit
                                        value                   stock
--------------------------------------------------------------------------------------------------------------------

Issuance of agreement
       to issue common
       stock for
finder's
       fee on
acquisition
       of Highland
Mining
       Inc. at $0.08 on
       December 28,
2004
       (9,639,000                 -           -           -      771,120    1,200,000             -             -
shares)
Legal fees incurred for
       issuance of
common
       stock on
December
       28, 2004 in
connec-
       tion with the
       partial
acquisition
       of Highland
Mining
       Inc.                       -           -     (20,215)           -            -             -             -
  Net loss, year ended
       December 31,               -           -           -            -            -             -    (1,844,826)
2004
                        --------------------------------------------------------------------------------------------
Balance, December 31,    142,236,57     142,236   3,542,327      771,120    1,200,000             -    (4,092,733)
2004

   The accompanying notes are an integral part of these financial statements.


                                             GREAT CHINA MINING, INC.
                                 (previously known as China NetTV Holdings, Inc.)
                                          (AN EXPLORATION STAGE COMPANY)
                            CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                        FROM INCEPTION TO DECEMBER 31, 2005

--------------------------------------------------------------------------------------------------------------------
                                    Common     Common   Additiona Agreement    Common    Accumulated
                                     stock      stock     Paid    to issue      stock       other
                                                 at        in                 subscript  comprehensiv  Accumulate
Stated in U.S. dollars              shares     par       capital  common      received       loss       Deficit
                                                value              stock
--------------------------------------------------------------------------------------------------------------------
Issuance of common stock
       for cash at $0.05 on
       February 7, 2005            24,000,00    24,000  1,176,000         -   (1,200,00)            -           -
Issuance of common stock
       for 7% finder's fee
       for shares issued on
       February 7, 2005            1,680,000     1,680     (1,680)        -           -             -           -
Issuance of common stock
       for cash at $0.05 on
       February 8, 2005            17,000,00    17,000    833,000         -           -             -           -
Issuance of common stock
       for cash at $0.05 on
       March 10, 2005              5,000,000     5,000    245,000         -           -             -           -
Issuance of common stock
       for cash at $0.05
       March 14, 2005              2,000,000     2,000     98,000         -           -             -           -
Issuance of common stock
       for 7% finder's fee
       for shares issued on
       February 8, March 10,
       and March 14, 2005          1,680,000     1,680     (1,680)        -           -             -           -
Exercise of Series E stock
       purchase warrants at
       $0.08 on November
       9, 2005                     3,000,000     3,000    237,000         -           -             -           -
Exercise of Series E stock
       purchase warrants at
       $0.08 on November
       14, 2005                    3,000,000     3,000    237,000         -           -             -           -
Fair value of options and
       warrants                            -         -  6,466,494         -           -             -           -
Foreign currency trans-
       lation adjustments                  -         -          -         -           -        (4,881)          -
Compensation cost - stock
       options                             -         -     26,000         -           -             -           -
Net loss, year ended
       December 31, 2005                   -         -          -         -           -             -  (9,494,397)
                                  ----------------------------------------------------------------------------------
         Total comprehensive loss                                                                      (9,499,278)
                                  ==================================================================================
Balance, December 31, 2005         199,596,5 5$ 199,59 $6,390,967   771,120  $        - $      (4,881)$ (13,587,1)0
                                                                $
                                  ==================================================================================
                                   Deficit accumulated prior to exploration stage       $  (1,554,790)
                                   Deficit accumulated during the exploration stage       (12,032,340)
                                                                                        ---------------
                                                                                        $ (13,587,130)
                                                                                        ===============

The accompanying notes are an integral part of these financial statements.

                                      F-44

                                            GREAT CHINA MINING, INC.
                                (previously known as China NetTV Holdings, Inc.)
                                         (AN EXPLORATION STAGE COMPANY)
                                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                               FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004, AND
                                        CUMULATIVE AMOUNTS FROM INCEPTION

                                                                   Cumulative from
Stated in U.S. dollars                                                   inception             2005             2004
-----------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
   Net loss                                                    $       (12,032,340) $    (9,494,397) $    (1,844,826)
   Adjustments to reconcile net loss to net cash
used in operating activities
       Depreciation                                                         25,053            7,429           13,004
       Equity loss                                                         800,000          800,000                -
       Compensation cost - stock options                                   246,000           26,000                -
       Translation adjustments                                              (4,881)          (4,881)               -
       Agreement to issue common stock for finder's fee                    771,120                -          771,120
       Accounts payable written off                                         (3,453)               -           (3,453)
       Loss on disposal of fixed assets                                     16,009                -           16,009
       Change in fair value of potential shares to be issued
          in excess of authorized share capital                          6,466,494                -
       Changes in assets and liabilities:
             Increase in prepaid expenses and other current                (25,358)         (23,071)           4,535
             assets (Increase) decrease in prepaid expenses - related            -              831           28,154
                 party
             Increase (decrease) in accounts payable and
                 accrued expenses                                          160,286          176,609          (24,439)
             Increase (decrease) in accrued expenses - related              (1,526)          (1,526)         (78,000)
                party
                                                               --------------------------------------------------------
   Net cash flows used in operating activities                          (3,582,596)      (2,046,512)      (1,117,896)

Cash flows from investing activities
       Capital expenditures                                                (57,262)         (11,993)          (2,061)
       Proceeds from disposal of fixed assets                               44,525                -           44,525
                                                               --------------------------------------------------------
   Net cash flows used in investing activities                             (12,737)         (11,993)          42,464

Cash flows from financing activities
       Advances (repayments) - amounts due from related                    (93,540)               -         (100,018)
       parties
       Principal payments - installment loans payable                      (52,230)               -          (50,130)
       Proceeds (repayments) promissory note payable (related                    -         (100,000)         100,000
       party)
       Proceeds from the issuance of common stock                        4,162,530        2,880,000          315,030
       Proceeds from subscription received                                       -       (1,200,000)       1,200,000
                                                               --------------------------------------------------------
   Net cash flows provided by financing activities                       4,016,760        1,580,000        1,464,882
                                                               --------------------------------------------------------
Increase (decrease) in cash and cash equivalents                           421,427         (478,505)         389,450
Cash and cash equivalents - beginning of period                                377          900,309          510,859
                                                               --------------------------------------------------------
Cash and cash equivalents - end of period                      $           421,804  $       421,804  $       900,309
                                                               ========================================================
Supplemental information
Cash paid for:
       Interest                                                $             6,257  $            18  $         6,078
                                                               ========================================================
       Income taxes                                                              -                -                -
                                                               ========================================================

The accompanying notes are an integral part of these financial statements.

                                      F-45

                                    GREAT CHINA MINING, INC.
                                    GREAT CHINA MINING, INC.
                        (previously known as China NetTV Holdings, Inc.)
                                 (AN EXPLORATION STAGE COMPANY)
                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                       FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004, AND
                                CUMULATIVE AMOUNTS FROM INCEPTION

                                                                 Cumulative from
Stated in U.S. dollars                                                   inception        2005             2004
Non-cash investing and financing activities:
       Common stock issued for acquisition of Highland Mining  $           800,000                -  $       800,000
Inc.
                                                               ========================================================

       Agreement to issue common stock for finder's fee paid for
                   acquisition of Highland Mining Inc.         $           771,120                -  $       771,120
                                                               ========================================================

       Agreement to issue common stock for acquisition of
Highland
                   Mining, Inc.                                                  -                               - -
                                                               ========================================================

   The accompanying notes are an integral part of these financial statements.

                            GREAT CHINA MINING, INC.
                (previously known as China NetTV Holdings, Inc.)

                         (AN EXPLORATION STAGE COMPANY)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Basis of Presentation

Great China Mining, Inc. ("the Company") was incorporated under the laws of the State of Nevada on September 15, 1998, under the name "Vancouver's Finest Coffee Company" with an authorized capital of 200,000,000 shares of $0.001 par value common stock. On May 30, 2000, the name was changed to "China NetTV Holdings Inc.". On November 28, 2003, the Company's board of directors voted to abandon the Company's inactive subsidiary, China NetTV Inc. with immediate effect. There were no assets or liabilities in this inactive subsidiary. The Company has changed its name to Great China Mining Inc. on December 30, 2005 and increased its authorized number of shares to issue common stock from 200,000,000 to 500,000,000 shares with no change in par value.

The Company was originally organized for the purpose of marketing retail specialty coffee. The Company later changed its business direction to the operations of digital technology in May 2000 and then to the acquisition of interests in mineral properties on or about July 1, 2003 (See Notes 2 and 8), at which date the Company entered the exploration stage. On December 1, 2003, the Company changed its fiscal year end from August 31 to December 31.

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has limited operations and has sustained substantial operating losses in recent years resulting in a substantial accumulated deficit. In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements and the success of its future operations.

To meet these objectives, the Company raised $2,400,000 pursuant to non-brokered private placement of 48,000,000 shares of common stock at $0.05 per share during the first quarter of 2005 and $480,000 from the exercise of Series E stock purchase warrants for 6,000,000 shares of common stock at $0.08 per share in November 2005. Additionally, subsequent to year end, the Company raised $3,360,000 from the exercise of 42,000,000 warrants at $0.08 per share. The Company may seek additional equity as necessary and it expects to raise funds through private or public equity investment in order to support existing operations and expand the range and scope of its business. There is no assurance that such additional funds will be available for the Company on acceptable terms, if at all.

Additionally, the Company has also consummated the partial acquisition of Highland Mining Inc. ("Highland") from the former shareholders of Highland ("Highland Shareholders") (See Note 2). Management believes that actions presently taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern. The Company's ability to achieve these objectives cannot be determined at this time.

Summary of Significant Accounting Policies

Principles of consolidation - The Company acquired 100% interest in Great China Mining (Canada), Inc., a company incorporated on April 20, 2005, under the laws of British Columbia, Canada, with certain officers and directors the same as that of the Company. These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

                                      F-47
                            GREAT CHINA MINING, INC.
                (previously known as China NetTV Holdings, Inc.)

                         (AN EXPLORATION STAGE COMPANY)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents - The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Fixed assets - Fixed assets, stated at cost, are depreciated over the asset's estimated useful life, ranging from three to five years. Significant improvements and betterments are capitalized where it is probable that the expenditure resulted in an increase in the future economic benefits expected to be obtained form the use of the asset beyond its originally assessed standard of performance. Routine repairs and maintenance are expensed when incurred. Gains and losses on disposal of fixed assets are recognized in the statement of operations based on the net disposal proceeds less the carrying amount of the assets. Depreciation charged to operations for year ended December 31, 2005 and 2004, and the cumulative amounts from inception amounted to $7,429, $13,004 and $25,053, respectively.

Impairment or Disposal of Long-lived Assets - The Company reports the impairment of long-lived assets and certain identifiable intangibles in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever assets or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Accordingly, an impairment loss is recognized in the period it is determined. A component of an entity that is classified as held for sale or that has been disposed of is presented as a discontinued operation if the operations and cash flows of the component will be (or have been) eliminated from the ongoing operations of the entity and the entity will not have any significant continuing involvement in the operations of the component.

Advertising costs - Advertising costs are expensed as incurred. There were no advertising costs for the periods presented.

Offering costs - Costs directly attributable to any proposed or actual offering of securities are charged against the gross proceeds of the offering and costs of an aborted offering are expensed.

Revenue recognition - Revenue is recognized on the sale and delivery of a product or the completion of a service rendered.

Income taxes - The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Under SFAS No. 109, deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Foreign currency translation - The assets and liabilities of the Company's foreign operations are generally translated into U.S. dollars at current exchange rates, and revenues and expenses are translated at average exchange rates for the year. Resulting translation adjustments are reflected as a

                            GREAT CHINA MINING, INC.
                (previously known as China NetTV Holdings, Inc.)

                         (AN EXPLORATION STAGE COMPANY)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

separate component of stockholders' equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency, except those transactions which operate as a hedge of an identifiable foreign currency commitment or as a hedge of a foreign currency investment position, are included in the results of operations as incurred.

Fair value of financial instruments - For certain of the Company's financial instruments, including cash and cash equivalents, prepaid expenses, accounts payable and other accrued liabilities, and promissory note payable, the carrying amounts approximate fair value due to their short maturities.

Earnings per share - Basic earnings or loss per share ("EPS") is based on the weighted average number of common shares outstanding and diluted EPS is based on the weighted average number of common shares outstanding and dilutive common stock equivalents. Basic EPS is computed by dividing income/loss (numerator) applicable to common stockholders by the weighted average number of common shares outstanding (denominator) for the period. All EPS in the financial statements are basic EPS as defined by SFAS No. 128, "Earnings Per Share." Convertible securities that could potentially dilute basic EPS in the future such as options and warrants are not included in the computation of diluted EPS because to do so would be antidilutive. All per share and per share information are adjusted retroactively to reflect stock splits and changes in par value.

Stock-based compensation - The Company accounts for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees." Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. SFAS No.123, "Accounting for Stock-Based Compensation," established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans. The Company has elected to remain on its current method of accounting as described above, and has adopted the disclosure requirements of SFAS No. 123. In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, amending FASB No. 123, and "Accounting for Stock-Based Compensation". This statement amends Statement No. 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. SFAS No. 148 amends APB Opinion No. 28 "Interim Financial
Reporting" to require disclosure about those effects in interim financial information. The Company adopts the disclosure provisions and the amendment to APB No. 28 effective for interim periods beginning after December 15, 2002.

Had compensation expense for the Company's stock-based compensation plans been determined under FAS No. 123, based on the fair market value at the grant dates, the Company's pro forma net loss and pro forma net loss per share would have been reflected as follows at December 31:

                                                          2005          2004
                                                  -----------------------------


Net loss
         As reported                              $  9,468,397  $  1,844,826
         Stock-based employee compensation
                   cost, net of tax                    130,000             -
                                                  -----------------------------

         Pro forma                                $  9,598,397  $  1,844,826

                            GREAT CHINA MINING, INC.
                (previously known as China NetTV Holdings, Inc.)

                         (AN EXPLORATION STAGE COMPANY)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

                                                        2005          2004
                                                  =============================
Loss per share
         As reported                              $       0.05  $       0.03
                                                  =============================

         Pro forma                                $       0.05  $       0.03
                                                  =============================

Comprehensive  income - The Company includes items of other comprehensive income
(loss) by their nature, such as translation adjustments, in a financial statement and displays the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of the balance sheet. The Company discloses total comprehensive loss, its components and accumulated balances on its statement of stockholders' equity.

Concentration of Credit Risk - The Company's operations are currently in Tibet and other areas of China. If the Company was unable to derive any revenues from its current business operations, it would have a significant, financially disruptive effect on the operations of the Company. Based on the current economic environment in China, the Company does not expect any material adverse impact to its business, financial condition and results of operations.

Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock - The Company accounts for derivative financial instruments indexed to, and potentially settled in, the Company's own common shares as a liability in accordance with paragraph 19 of Emerging Issues Task Force ("EITF") Issue 00-19. For all contractual arrangements for which the Company does not have a sufficient number of authorized and unissued shares and the share settlement is not controlled by the Company, i.e. shareholder approval is required to be obtained to increase the Company's authorized shares in order to net-share or physically settle a contract, the Company is required to recognize an asset or liability measured at fair value. Changes in fair value are reported in earnings and disclosed in the financial statements as long as the contracts remain classified as assets or liabilities. If contracts classified as assets or liabilities are ultimately settled in shares, any gains or losses on those contracts are included in earnings. The classification of a contract is re-assessed at each balance sheet date If the classification changes as a result of events during the period, the contract is reclassified as of the date of the event that caused the reclassification. There is no limit on the number of times a contract may be reclassified. If a contract is reclassified from permanent or temporary equity to an asset or a liability, the change in fair value of the contract during the period the contract was classified as equity is accounted for as an adjustment to stockholders' equity. The contract subsequently is marked to fair value through earnings. If a contract is reclassified from an asset or a liability to equity, gains or losses recorded to account for the contract at fair value during the period that the contract was classified as an asset or a liability should not be reversed.

Related party transaction - A related party is generally defined as (i) any person that holds 10% or more of the Company's securities and their immediate families, (ii) the Company's management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. Reclassifications - Certain of the comparative figures have been reclassified to conform to the current period's presentation. Recent

                            GREAT CHINA MINING, INC.
                (previously known as China NetTV Holdings, Inc.)

                         (AN EXPLORATION STAGE COMPANY)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


Accounting Pronouncements - The Financial Accounting Standards issued the following pronouncements during 2005, none of which are expected to have a significant affect on the financial statements:

In June 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections". SFAS No. 154 replaces APB Opinion No. 20 "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 will not have any impact on the Company's consolidated financial statements.

NOTE 2 - MINERAL PROPERTIES

On November 5, 2004, the Company and Highland Shareholders entered into a Share Exchange Agreement whereby the Company agreed to issue 85,000,000 of its common shares from treasury and an Agreement to Issue Shares for issuance of 65,000,000 of the Company's common shares in exchange for 50% of the issued and outstanding shares of Highland held by Highland Shareholders, pursuant to the terms and conditions hereafter set forth:

1. If Highland Shareholders are unable to enter into a binding agreement on a share purchase and sale transaction (the "Definitive Agreement") with Continental Minerals Corp. ("Continental"), a company listed on the Toronto Venture Exchange, to sell and transfer the other 50% of the issued and outstanding shares of Highland (the "Remaining Shares") to Continental on or before March 30, 2005 (the "Outside Date"), or if either or both Continental and Highland Shareholders decide to terminate the Definitive Agreement pursuant to the terms and conditions therein on or before the Outside Date, then unless Highland Shareholders and the Company otherwise agree, Highland Shareholders shall sell and transfer the Remaining Shares to the Company at a nominal price, pursuant to the same terms and conditions contained hereunder as applicable to the parties then.

2. Highland Shareholders have direct or indirect rights or options to, or interests in, (the rights, options and interests together are called

("Additional Rights")) 25 mineral prospects (including Xietongmen Copper-Gold Property) in Tibet, China (the "Additional Properties"), subject to terms and conditions and regulatory requirements attached to the Additional Rights. Highland Shareholders agreed to transfer and assign, or shall cause to be transferred and assigned, to the Company the Additional Rights for $1.00, subject to terms and conditions and regulatory requirements attached thereto, and terms and conditions herein.

The Company also issued an Agreement to Issue Shares for 9,639,000 common shares as finder's fee for the transaction.

Highland fully and legally owns Tianyuan Mineral Exploration Ltd. ("Tianyuan"), as a wholly owned foreign enterprise ("WOFE") registered in Tibet, China, incorporated pursuant to relevant Chinese laws and regulations, which holds an exploration license covering Xietongmen Copper-Gold Property located near Xiong Village, Xietongmen County, Shigatse area, Tibet Autonomous Region, China.

On December 23, 2004, Highland shareholders entered into an option agreement with Continental. Continental can earn 50% interest of the issued and outstanding shares of Highland by agreement to pay $2,000,000 to Highland shareholders and investment of $3,000,000 and $2,000,000 by November 5, 2005 and November 5, 2006 respectively in Highland to fund the exploration of the Xietongmen Copper-Gold Property. Continental may earn a further 10% of the issued and outstanding shares of Highland, through the investment of an

                            GREAT CHINA MINING, INC.
                (previously known as China NetTV Holdings, Inc.)

                         (AN EXPLORATION STAGE COMPANY)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

additional $3,000,000 by November 5, 2007 in Highland to fund exploration of the Xietongmen Copper-Gold Property. If Continental exercises its option to earn a further 10% equity interest in Highland by fulfilling the related terms and conditions, the Company shareholding in Highland will be reduced to 40%. As of the date of issuance of these financial statements, Continental has paid Highland shareholders $2,000,000 and funded $3,000,000 for the exploration of the Xietongmen Copper-Gold Property. (See Note 8)

Under the Shareholders Agreement dated December 23, 2004 between Continental, the Company and other related parties, Continental will manage Highland and Tianyuan during the option period. Once the option is exercised, further funding of Highland would be proportional to interests held in the project, with a proportionate reduction in the shareholdings of any shareholder which fails to match the funding of the others. If the other parties' shareholdings in Highland fall below 15%, those parties may elect to convert their holdings to an entitlement of 12.5% of the after pay-back profit of Highland.

Net investment in Highland at December 31, 2005 follows:

Historical cost of 500,000 shares of Highland Mining Inc.         $   800,000
Equity in undistributed losses of investee company                   (800,000)
                                                                  -------------
Investment in equity                                              $         -
                                                                  =============

In March and April 2005, the Company signed Lease and Option Agreements with three private companies in China to acquire 60% to 80% equity interest in nine mineral properties in Tibet, China through spending a minimum of $200,000 to $400,000 on each of these properties each year for a two- year period. The Company has committed to spend approximately $1.75 million in total on four of these mineral properties in year 2005. Up to December 31, 2005, total exploration expenses incurred by the Company on these four mineral properties were $1,678,204, which can be summarized as follows:

                           Banongla      Donggapu      Tangbai     Zemuduola         Total
                       ----------------------------------------------------------------------
Assay                  $          -  $      2,157 $      3,168  $      2,561  $      7,886
Drilling                          -        94,713       92,170       143,297       330,180
Geological survey           109,173       159,536       73,972        88,728       431,409
Geophysical                       -       126,461       64,488        51,680       242,629
Miscellaeous                  9,074        36,222       12,483        67,256       125,035
Road construction                 -        77,030            -       110,101       187,131
Surface and adit work             -        86,180       29,125        71,333       186,638
Travel                        4,707        14,820       10,288        26,012        55,827
Wages and benefits            2,804        34,996       11,514        62,155       111,469
                       ----------------------------------------------------------------------
                       $    125,758  $    632,115 $    297,208  $    623,123  $  1,678,204
                       ======================================================================

NOTE 3 - FIXED ASSETS

Fixed assets consist of the following:

                            GREAT CHINA MINING, INC.
                (previously known as China NetTV Holdings, Inc.)

                         (AN EXPLORATION STAGE COMPANY)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

Furniture and office equipment                               $     1,155
Computer equipment                                                24,041
Computer software                                                  1,014
                                                             -------------
                                                                  26,210
Less : accumulated depreciation                                   12,588
                                                             -------------
                                                             $    13,622
                                                             =============
NOTE 4 - RELATED PARTY TRANSACTIONS

Consulting fees

During the years ended December 31, 2005 and 2004, and the period from inception to December 31, 2005, the Company incurred consulting fees of approximately $219,000, $319,000, and $779,000, respectively, to certain directors and officers of the Company. The Company has a consulting agreement with a director of the Company for his services at $3,000 per month until December 31, 2005. The Company has a consulting agreement with an officer of the Company for his consulting services at C$6,000 per month until December 31, 2005 and at C$7,000 until January 12, 2007, respectively.

Promissory note payable

The Company executed a promissory note for $100,000 with interest at 0% thereon to a company controlled by Zhi Wang, a Director and Chairman of the Company. The note was due for payment on May 15, 2005. The Company has the right to prepay the note in whole or in part at any time without premium or penalty. The funds were obtained to further support working capital requirements. The note was repaid in January 2005.

NOTE 5 - INCOME TAXES

There is no current or deferred tax expense for the years ended December 31, 2005 and 2004, due to the Company's loss position. The Company has fully reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes. The income tax effect of temporary differences comprising the deferred tax assets on the accompanying balance sheet is as follows:

Deferred tax assets resulting from:                   2005              2004
                                         --------------------------------------
     Net operating loss carryforwards    $         802,000 $         944,000
         Capital loss carryforward                 448,000           448,000
Valuation allowance                             (1,250,000)       (1,392,000)
                                         --------------------------------------
Net deferred tax assets                                  -                 -
                                         ======================================

The Company has available net operating loss carryforwards and capital loss carryforwards of approximately $2,300,000 and $1,280,000, respectively, for tax purposes to offset future taxable income which expire through 2025 and 2006,

                            GREAT CHINA MINING, INC.
                (previously known as China NetTV Holdings, Inc.)

                         (AN EXPLORATION STAGE COMPANY)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

respectively. Pursuant to the Tax Reform Act of 1986, annual utilization of the Company's net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period.

The difference between income taxes at statutory rates and the amount presented in the financial statements for the years ended December 31, 2005 and 2004, and cumulative from inception, is a result of the following approximated amounts:

                                                                                                      Cumulative
                                                                          2005             2004             From
                                                                                                       Inception
                                                               -----------------------------------------------------
Statutory federal income tax rate - expense (benefit)          $       170,000  $       627,000        1,250,000
Change in valuation allowance                                                 )        (627,000)      (1,250,000)
                                                                      (170,000
                                                               -----------------------------------------------------
                                                                             -                -                -
                                                               =====================================================

NOTE 6 - STOCKHOLDERS' EQUITY

COMMON STOCK

Private Placement

Upon the completion of the non-brokered private placement in the first quarter of 2005 for 48,000,000 units subscribed for at $0.05 per unit, the Company issued 48,000,000 units consisting of one common share and one non-transferable share purchase warrant (Series "E" Warrant) entitling the holder to purchase one common share for two years at $0.08 per share in the first year or $0.25 in the second year. The Company also issued 3,360,000 shares as finders' fee for the transaction.

Potential Shares to be Issued

Before the Annual General Meeting held on December 30, 2005, the Company had potential shares to be issued under contractual arrangements that were in excess of the authorized share capital of the Company. During 2005, the Company accounted for the fair value of the potential shares to be issued as an expense with an offset to current liabilities with revaluations at each quarter end.
Changes in fair value are reported in earnings according to paragraph 19 of Emerging Issues Task Force ("EITF") Issue 00-19. Upon the approval of increase in authorized share capital on December 30, 2005 (see Note 1), the fair value of these potential shares (43,200,375) to be issued under contractual arrangements, mainly from outstanding warrants and options, was re-allocated from current liability to stockholders' equity.

The fair value of the potential shares to be issued was estimated using the Black-Scholes option pricing model with weighted average assumptions as follows:

Risk free interest rate                              3.48% to          3.94%
Expected life of warrants and options in         0.20 to 0.75          years
years
Expected volatility                                 62.04% to         82.10%
Dividend per share                                                     $0.00

                            GREAT CHINA MINING, INC.
                (previously known as China NetTV Holdings, Inc.)

                         (AN EXPLORATION STAGE COMPANY)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

STOCK OPTIONS

On December 21, 2005, the Company granted an aggregate of 1,000,000 stock options to an employee and 200,000 stock options to two consultants, with an exercise price of $0.12 per share, expiring 3 years from the date of grant, being vested immediately. The Company recorded stock based compensation expense of $26,000. The weighted average fair value of the options granted was estimated at $0.13 by using the Black-Scholes Option Pricing Model with the following weighted average assumptions: dividend yield of 0%, expected volatility of 155%, risk-free interest rates of 3.85%, and expected lives of three years.

As of December 31, 2005, there are 2,200,000 stock options outstanding; 1,000,000 exercisable at $0.10 by August 1, 2006 and 1,200,000 at $0.12 by
December 21, 2006 respectively. 5,000,000 stock options at an exercise price of $0.40 each expired on May 31, 2005. No options were canceled, forfeited, or exercised during the year ended December 31, 2005. The weighted average exercise price of the options outstanding and exercisable is $0.11 and the weighted average remaining contractual life is 1.93 years.

STOCK PURCHASE WARRANTS

The outstanding stock purchase warrants as of December 31, 2005 can be summarized as follows:-

                    Number                                 Exercise price         Expiry
  Warrants        outstanding                              for each share          date
 Series "D"                200,375   $0.75                                 September 30, 2006
 Series "E"                          $0.08 on or before March 14, 2006     March 14, 2007
                        42,000,000
                                     or $0.25 thereafter
             ----------------------
                        42,200,375
             ======================

During the year ended  December 31, 2005,  3,040,000  Series "B" and  15,849,625
Series "C" Warrants were expired and 6,000,000 Series "E" warrants were exercised.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Mineral Properties

The Company has direct and indirect rights to earn interest in 46 mineral properties. The Company is required by the Chinese authority to spend a specified minimum amount on a mineral property on a yearly basis in order to renew the exploration permit on that property. The Company has to incur approximately $1.7 million each year for maintaining the related exploration permits. The Company is also required to reimburse the previous exploration expenditures incurred by the Chinese regulatory authority in a mineral property if the Company decides to have commercial mining of that property. The Company has to pay approximately $13.4 million to the Chinese authority if all the 46 mineral properties are put into commercial production.

                            GREAT CHINA MINING, INC.
                (previously known as China NetTV Holdings, Inc.)

                         (AN EXPLORATION STAGE COMPANY)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

Operating Leases

In December 2003, the Company entered into a lease for office space under a non-cancelable operating lease for a term of 3 years beginning January 2004 and expiring on December 31, 2006, with two free months rent. Future commitment for the year 2006 is $27,000.

Consulting Agreements

The Company has a consulting agreement with a director of the Company for his services at $3,000 per month until December 31, 2005. The Company has a consulting agreement with an officer of the Company for his consulting services at C$6,000 per month until December 31, 2005 and at C$7,000 until January 12, 2007 respectively. The Company also has a consulting agreement with two geologists for their consulting services at C$3,200 and C$3,500 per month until December 31, 2005 and C$3,500 and C$3,800 until December 31, 2007, respectively

Stock Options and Warrants (See details in Note 6)

NOTE 8 - SUBSEQUENT EVENTS

Common stock issued:

o On January 27, 2006, the Company issued 65,000,000 and 9,639,000 shares against the Agreement to Issue Shares as part of the consideration for acquisition of 50% interest in Highland and the related finder's fee, respectively. See details in Note 2.

o On March 14, 2006, 42,000,000 Series "E" warrants were exercised at $0.08 each for cash of $3,360,000.

Investment in Mineral Properties

o As of the date of issuance of these financial statements, Continental has funded an additional $2,000,000 for the exploration of the Xietongmen Copper-Gold Property to earn the 50% interest of the issued and outstanding shares of Highland. See details in Note 2.

                                      F-56

                                              GREAT CHINA MINING INC.
                                          (an Exploration Stage Company)
                                            CONSOLIDATED BALANCE SHEETS
                                     SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

                                                                                  SEPTEMBER 30,          DECEMBER 31,
Stated in U.S. dollars                                                                 2006                  2005
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   (UNAUDITED)             (AUDITED)
ASSETS
CURRENT ASSETS

 Cash and cash equivalents                                                    $           3,184,195  $            421,804
 Prepaid expenses and other current assets                                                   42,712                25,358
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                      3,226,907               447,162

FIXED ASSETS, NET (NOTE 4)                                                                    7,719                13,622
INVESTMENT IN HIGHLAND MINING INC. (NOTE 3)                                                       -                     -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $           3,234,626  $            460,784
=============================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payables and accrued expenses                                       $              34,167  $            224,618

STOCKHOLDERS' EQUITY
 Common Stock : $0.001 Par Value
     Authorized : 500,000,000
     Issued and Outstanding : 316,335,575 (2005: 199,596,575)                               316,335               199,596
 Additional paid in capital                                                              16,881,842            12,857,461
 Agreement to issue common stock for acquisition cost (65,000,000 shares)                         -                     -
 Agreement to issue common stock for finder's fee (9,639,000 shares) (Note 3                      -               771,120
& 5)
 Accumulated Other Comprehensive Loss                                                       (16,357)               (4,881)
 Accumulated deficit prior to exploration stage                                          (1,554,790)           (1,554,790)
 Accumulated deficit during exploration stage                                           (12,426,571)          (12,032,340)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY                                                                3,200,459               236,166
-----------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $           3,234,626  $            460,784
=============================================================================================================================

                          (See condensed notes to the consolidated financial statements)

                                      F-57

                                             GREAT CHINA MINING INC.
                                         (an Exploration Stage Company)
                                    CONSOLIDATED STATEMENTS OF OPERATIONS For
                           the three-month and nine-month periods ended September 30,
                                                  2006 and 2005
                   and cumulative amounts from inception (July 1, 2003) to September 30, 2006
                                                   (Unaudited)

                                                                THREE MONTHS ENDED          NINE MONTHS ENDED
                                               CUMULATIVE     SEPTEMBER     SEPTEMBER    SEPTEMBER     SEPTEMBER
                                                                 30,           30,          30,           30,
Stated in U.S. dollars                       FROM INCEPTION     2006          2005          2006         2005
--------------------------------------------------------------------------------------------------------------------
Revenue                                     $             - $          -  $          - $           - $          -

EXPENSES
   Exploration expenses                           1,684,710            -       364,124         6,506    1,055,450
   General and administrative                     2,790,295      141,705       165,697       470,257      391,639
   Finder's fees                                    771,120            -             -             -            -
--------------------------------------------------------------------------------------------------------------------
                                                  5,246,125      141,705       529,821       476,763    1,447,089

OPERATING LOSS                                   (5,246,125)    (141,705)     (529,821)     (476,763)  (1,447,089)

OTHER INCOME AND EXPENSES
     Interest income                                108,256       39,694         6,279        82,532       22,579
     Equity loss                                   (800,000)           -             -             -     (800,000)
     Accounts payable written off                     3,453            -             -             -            -
     Interest expenses                               (9,652)           -             -             -          (18)
     Loss on disposal of fixed assets               (16,009)           -             -             -            -
     Fair value of potential shares to be
issued
           in excess of authorized share         (6,466,494)           -    (1,525,901)            -   (6,482,898)
capital
--------------------------------------------------------------------------------------------------------------------
                                                 (7,180,446)      39,694    (1,519,622)       82,532   (7,260,337)

Provision for income taxes                                -            -             -             -            -

NET LOSS AVAILABLE TO COMMON STOCKHOLDERS   $   (12,426,571)$   (102,011) $ (2,049,443)$    (394,231)$ (8,707,426)
====================================================================================================================


LOSS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS:         $      (0.00) $      (0.01)$       (0.00)$      (0.05)
                                                            ========================================================

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
   Basic and diluted                                         316,308,401   193,596,575   297,767,026  185,743,095
                                                            ========================================================

                          (See condensed notes to the consolidated financial statements)

                                      F-58

                                             GREAT CHINA MINING INC.
                                         (an Exploration Stage Company)
                           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                              AND DEFICIENCY for the period from inception (July 1,
                                           2003) to September 30, 2006
                                                   (Unaudited)

                                                                                     Accumulat  Accumulat
                                                               Agreemen  Accumulate   Deficit    Deficit
                                    Stock  Addition            to          other     prior to    during
                          Common   Amount  Paid      Subscript common   comprehensi  explorati  explorati
Stated in U.S. dollars    Shares   Par     Capital   received   stock      loss        stage      stage    Total
Balance, July
 1, 2003 (inception)     37,446,200$ 37,446  1,364,802 $        -$       -$         -  $ (1,554,790)$       -  $ (152,542)

Issuance of common
 stock for acqui-
 sition costs on
 July 23, 2003           97,700,000  97,700  (97,700)         -        -           -          -          -       -

Issuance of common
 stock for acqui-
 sition costs on
 July 23, 2003
 - related party         6,839,000   6,839   (6,839)         -        -           -          -          -       -

Compensation cost
 - stock options                 -       -  210,000          -        -           -          -          -  210,000

Net loss, two months
 ended August
 31, 2003                        -       -        -          -        -           -          -   (312,248) (312,248)
--------------------------------------------------------------------------------------------------------------------
Balance, August 31,
 2003                    141,985,200 141,985 1,470,263          -        -           -  (1,554,790)  (312,248) (254,700)

Issuance of common
 stock for cash
 @$0.06 on Octo-
 ber 29, 2003            15,000,000  15,000  885,000          -        -           -          -          -  900,000

Issuance of common
 stock for 7% finders
 fee for shares issued
 on October 29, 2003     1,050,000   1,050   (1,050)         -        -           -          -          -       -

Exercise of Series
 A stock purchase
 warrants @$0.10
 on December 11, 2003       50,000      50    4,950          -        -           -          -          -   5,000

Exercise of Series B
 stock purchase
 warrants @$0.15
 on December 23, 2003      250,000     250   37,250          -        -           -          -          -  37,500

Exercise of Series
 A stock purchase
 warrants @$0.10
 on December 23, 2003      250,000     250   24,750          -        -           -          -          -  25,000

                                      F-59

                                     GREAT CHINA MINING INC.
                                 (an Exploration Stage Company)
                   CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                      AND DEFICIENCY for the period from inception (July 1,
                                   2003) to September 30, 2006
                                           (Unaudited)

                                                                                       Accumulated Accumulated
                                                                   Agreement Accumulated  Deficit   Deficit
                                          Stock  Additional        to         other    prior to    during
                                Common    Amount Paid    Subscript common  comprehension exploration exploration
Stated in U.S. dollars          Shares    Par    Capital received   stock     loss       stage     stage    Total
                                          Value
--------------------------------------------------------------------------------------------------------------------
Compensation cost
 - stock options                       -       -  10,000         -       -           -         -          - 10,000

Net loss, four
 months ended
 December 31, 2003                     -       -       -         -       -           -         -   (380,869)(380,869)
--------------------------------------------------------------------------------------------------------------------
Balance, December
 31, 2003                      158,585,200  158,585 2,431,163         -       -      - (1,554,790) (693,117) 341,841

Exercise of Series
 A stock purchase
 warrants @$0.10
 on January 6, 2004               50,000      50   4,950         -       -           -         -          -  5,000

Exercise of Series
 A stock purchase
 warrants @$0.10
 on January 27, 2004           2,940,000   2,940 291,060         -       -           -         -          - 294,00

Issuance of common
 stock into escrow
 for acquisition
 of mineral property
 on April 15, 2004             32,000,000  32,000 (32,000)        -       -           -         -          -      -

Issuance of common
 stock for legal
 services @$0.10
 on April 12, 2004             2,800,000   2,800 277,200         -       -           -         -          - 280,000

Exercise of Series
 C stock purchase
 warrants @$0.08
 on October 1, 2004              200,375     200  15,830         -       -           -         -          - 16,030

Cancellation of
 common stock
 issued for
   acquisition costs
 (129,700,000 shares),
 finder's fee
 (6,839,000 shares)
 and legal costs
 (2,800,000 shares)
 on July 23, 2003
 & April 12, 2004              (139,339,00) (139,339) (140,661)        -       -           -         -    - (280,000)

Issuance of common
 stock for the
 partial acqui-
 sition of Highland
 Mining Inc. @
 historical cost
 on December 28,
 2004 (85,000,000
 shares)                       85,000,000  85,000 715,000         -       -           -         -         - 800,000

                                      F-60

                                     GREAT CHINA MINING INC.
                                 (an Exploration Stage Company)
                   CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                      AND DEFICIENCY for the period from inception (July 1,
                                   2003) to September 30, 2006
                                           (Unaudited)

                                                                                         Accumulated    Accumulated
                                                                    Agreement Accumulated  Deficit      Deficit
                                         Stock Additional            to         other     prior to      during
                                Common  Amount  Paid In  Subscription common  comprehension exploration exploration
Stated in U.S. dollars          Shares  Par     Capital  received     stock      loss      stage        stage    Total
                                         Value
--------------------------------------------------------------------------------------------------------------------
Issuance of agree-
 ment to issue
 common stock
 for the partial
 acquisition of
 Highland Mining
 Inc. on December
 28, 2004 (65,000,000
 shares)                               -      -        -        -        -          -         -         -        -

Subscription received
 on December 31,
 2004 for private
 placement of
 24,000,000 shares
 @$0.05                                -      -        - 1,200,000        -          -         -        - 1,200,000

Issuance of Agreement
 To Issue Common
 Stock for finder's
 fee on acquisition
 of Highland Mining
 Inc. @$0.08 on
 December 28, 2004
 (9,639,000 shares)                    -      -        -        -  771,120          -         -         -  771,120

Legal fees incurred
 for the issuance
 of common stock
 on December 28,
 2004 in connection
 with the partial
 acquisition of
 Highland Mining Inc.                  -      -  (20,215)        -        -          -         -         -  (20,215)

Net loss, year ended
 December 31, 2004                     -      -        -        -        -          -         - (1,844,826)(1,844,826)
--------------------------------------------------------------------------------------------------------------------
Balance, December 31,
 2004                          142,236,575 142,236 3,542,327 1,200,000  771,120          - (1,554,790)(2,537,943)1,562,950

Issuance of common
 stock for cash
 @$0.05 on
 February 7, 2005              24,000,000 24,000 1,176,000 (1,200,000)       -          -         -         -        -

Issuance of common
 stock for 7%
 finder's fee for
 shares issued on
 February 7, 2005              1,680,000  1,680   (1,680)       -        -          -         -         -        -

Issuance of common
 stock for cash
 @$0.05 on
 February 8, 2005              17,000,000 17,000  833,000        -        -          -         -         -  850,000

Issuance of common
 stock for cash
 @$0.05 on
 March 10, 2005                5,000,000  5,000  245,000        -        -          -         -         -  250,000

Issuance of common
 stock for cash
 @$0.05 on
 March 14, 2005                2,000,000  2,000   98,000        -        -          -         -         -  100,000

                                      F-61

                                                                                         Accumulated    Accumulated
                                                                    Agreement Accumulated  Deficit      Deficit
                                         Stock Additional            to         other     prior to      during
                                Common  Amount  Paid In  Subscription common  comprehension exploration exploration
Stated in U.S. dollars          Shares  Par     Capital  received     stock      loss      stage        stage    Total
                                         Value
--------------------------------------------------------------------------------------------------------------------

Issuance of common
    stock for 7%
finder's fee for
shares issued on
     February 8,
March 10 & March
 14, 2005                      1,680,000  1,680   (1,680)        -        -          -         -         -        -

                                      F-62

                                     GREAT CHINA MINING INC.
                                 (an Exploration Stage Company)
                   CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                      AND DEFICIENCY for the period from inception (July 1,
                                   2003) to September 30, 2006
                                           (Unaudited)
                                                                                         Accumulated  Accumulation
                                                                  Agreement  Accumulated  Deficit     Deficit
                                     Stock  Additional             to         other       prior to    during
                            Common   Amount Paid      Subscription  common   comprehension exploration  exploration
Stated in U.S. dollars      Shares   Par    Capital   received     stock      loss         stage       stage     Total
                                     Value
--------------------------------------------------------------------------------------------------------------------
Exercise of Series
 E stock purchase
 warrants @$0.08
 on November 9, 2005       3,000,000   3,000  237,000         -        -           -          -          -  240,000

Exercise of Series
 E stock purchase
 warrants @$0.08
 on November 14, 2005      3,000,000   3,000  237,000         -        -           -          -          -  240,000

Fair value of options
 and warrants                     -       - 6,466,494         -        -           -          -          -  6,466,494

Foreign currency
 translation
 adjustments                      -       -        -         -        -      (4,881)         -          -   (4,881)

Compensation cost
 - stock options                  -       -   26,000         -        -           -          -          -   26,000

Net loss, year
 ended December
 31, 2005                         -       -        -         -        -           -          -  (9,494,397) (9,494,397)
--------------------------------------------------------------------------------------------------------------------
Balance, December
 31, 2005                  199,596,575 $199,596 12,857,461 $  - $ 771,120 $    (4,881)$(1,554,790)$(12,032,340)$236,166

Exercise of Series
 E stock purchase
 warrants @$0.08
 on March 16, 2006         42,000,000  42,000 3,318,000         -        -           -          -          -  3,360,000

Issuance of Common
 Stock for finder's
 fee on acquisition
 of Highland Mining
 Inc. @$0.08 on
 January 27, 2006          9,639,000   9,639  761,481         -  (771,120)          -          -          -        -

Issuance of common
 stock for the
 partial acqui-
 sition of High-
 land Mining Inc.
 on January 27,
 2006                      65,000,000  65,000  (65,000)        -        -           -          -          -        -

Foreign currency
 translation
 adjustments                      -       -        -         -        -     (11,476          -          -  (11,476)

Exercise of stock
 options @$0.10
 on July 26, 2006           100,000     100    9,900         -        -           -          -          -   10,000

Net loss, nine
 months ended
 September 30, 2006               -       -        -         -        -           -          -   (394,231) (394,231)
--------------------------------------------------------------------------------------------------------------------
Balance, September
 30, 2006                  316,335,575  316,335 16,881,842   -        -     (16,357) (1,554,790) (12,426,571) 3,200,459
====================================================================================================================
(See condensed notes to the consolidated financial statements)

                                      F-63

                                     GREAT CHINA MINING INC.
                                 (an Exploration Stage Company)
                            CONSOLIDATED STATEMENTS OF CASH FLOWS For
                   the nine months period ended September 30, 2006 and 2005
           and cumulative amounts from inception (July 1, 2003) to September 30, 2006
                                           (Unaudited)

                                                                               CUMULATIVE
Stated in U.S. dollars                                                       FROM INCEPTION        2006           2005
-----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

 Net loss                                                                 $       (12,426,571) $   (394,231)  $ (8,707,426)
 Adjustments to reconcile net loss to net cash used in operating activities
     Depreciation and amortization                                                     31,081         6,028          5,433
     Equity loss                                                                      800,000             -        800,000
     Compensation cost - stock options                                                246,000             -              -
     Translation adjustments                                                          (16,357)      (11,476)        (3,709)
     Agreement to issued common stock for finder's fee                                771,120             -              -
     Accounts payable written off                                                      (3,453)            -              -
     Loss on disposal of fixed assets                                                  16,009             -              -
     Change in fair value of potential shares to be issued in excess of
         authorized share capital                                                   6,466,494             -      6,482,898
     Changes in assets and liabilities
         Increase in prepaid expenses and other current assets                        (42,837)      (17,479)        (7,184)
         Increase (Decrease) in accounts payable and accrued expenses                 (30,165)     (190,451)       347,061
         Decrease in accrued expenses - related party                                  (1,526)            -            927
-----------------------------------------------------------------------------------------------------------------------------
 Net cash used in operating activities                                             (4,190,205)     (607,609)    (1,082,000)
-----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
 Equipment and automobile additions                                                   (57,262)            -         (9,921)
 Proceeds on disposal of fixed assets                                                  44,525             -              -
-----------------------------------------------------------------------------------------------------------------------------
 Net cash flows provided by (used in) investing activities                            (12,737)            -         (9,921)
-----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
 Advances (repayments) - amount due to related parties                                (93,540)            -              -
 Principal payments - installment loans payable                                       (52,230)            -              -
 Promissory note payable - related party                                                    -             -       (100,000)
-----------------------------------------------------------------------------------------------------------------------------
 Proceeds from the issuance of common stock                                         7,532,530     3,370,000      2,400,000
-----------------------------------------------------------------------------------------------------------------------------
 Subscription received                                                                      -             -     (1,200,000)
 Net cash flows provided by financing activities                                    7,386,760     3,370,000      1,100,000

INCREASE IN CASH AND CASH EQUIVALENTS                                               3,183,818     2,762,391          8,079

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                           377       421,804        900,309
-----------------------------------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS - END OF PERIOD                                 $         3,184,195  $  3,184,195   $    908,388
=============================================================================================================================


SUPPLEMENTAL INFORMATION :
Cash paid for :
     Interest                                                             $             6,257  $          -   $         18
     Income taxes                                                                           -             -              -

                                      F-64

NON-CASH INVESTING AND FINANCING ACTIVITIES :
     Common stock issued for services rendered                            $                 -  $          -   $          -
     Common stock issued for acquisition of Highland Mining Inc.                      800,000             -              -
     Agreement to issue common stock for acquisition of Highland Mining                     -             -              -
Inc.
     Agreement to issue common stock for finder's fees paid for
         acquisition of Highland Mining Inc.                                          771,120             -              -

                          (See condensed notes to the consolidated financial statements)


                             GREAT CHINA MINING INC
                         (an Exploration Stage Company)
      CONSOLIDATED NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America. However, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted or condensed pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). In the opinion of management, all adjustments of a normal recurring nature necessary for a fair presentation have been included. The results for interim periods are not necessarily indicative of results for the entire year. These condensed financial statements and accompanying notes should be read in conjunction with the Company's annual financial statements and the notes thereto for the fiscal year ended December 31, 2005 included in its Annual Report on Form 10-KSB.

GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has limited operations and has sustained substantial operating losses in recent years resulting in a substantial accumulated deficit. In view of these matters, realization of a major portion of the assets in the accompanying consolidated balance sheet is dependent upon the continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements and the success of its future operations.

To meet these objectives, 42,000,000 Series "E" warrants were exercised at $0.08 each for cash of $3,360,000 (Note 5) during the first quarter of 2006. During the second quarter of 2006, the major shareholders of the Company agreed to merger the Company with Continental Minerals Corporation, a company listed on the TSX Venture Exchange, subject to the shareholders' and regulatory approval (Note 6).

Management believes that actions presently taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern. The Company's ability to achieve these objectives cannot be determined at this time.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Great China Mining (Canada), Inc. All significant inter-company balances and transactions have been eliminated in consolidation.

CONCENTRATION OF CREDIT RISK

The Company's operations are currently in Tibet and other areas of China. If the Company was unable to derive any revenues from its current business operations, it would have a significant, financially disruptive effect on the operations of the Company. Based on the current economic environment in China, the Company does not expect any material adverse impact to its business, financial condition and results of operations.

RECENT ACCOUNTING PRONOUNCEMENTS

Recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants ("AICPA"), and the SEC did not or are not believed by management to have a material impact on the Company's present or future financial statements.

                                      F-66
                             GREAT CHINA MINING INC
                         (an Exploration Stage Company)
      CONSOLIDATED NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006

NOTE 2 - RELATED PARTY TRANSACTIONS

Consulting Fees - During the three-month and nine-month period ended September 30, 2006, the Company incurred consulting fees of $28,386 (2005: $34,702) and $90,308 (2005: $121,739) respectively, to certain directors and officers of the Company.

The Company has a consulting agreement with an officer of the Company for his consulting services at C$7,000 until January 12, 2007.

NOTE 3 - INVESTMENT IN HIGHLAND MINING INC. AND 46 OTHER MINERAL PROPERTIES

On November 5, 2004, the Company and Highland Shareholders entered into a Share Exchange Agreement whereby the Company agreed to issue 85,000,000 of its common shares from treasury and an Agreement to Issue Shares for issuance of 65,000,000 of the Company's common shares (issued, Note 5) in exchange for 50% of the issued and outstanding shares of Highland held by Highland Shareholders, pursuant to the terms and conditions hereafter set forth:

   1. If Highland Shareholders are unable to enter into a binding agreement on a share purchase and sale transaction (the "Definitive Agreement") with Continental Minerals Corp. ("Continental"), a company listed on the Toronto Venture Exchange, to sell and transfer the other 50% of the issued and outstanding shares of Highland (the "Remaining Shares") to Continental on or before March 30, 2005 (the "Outside Date"), or if either or both Continental and Highland Shareholders decide to terminate the Definitive Agreement pursuant to the terms and conditions therein on or before the Outside Date, then unless Highland Shareholders and the Company otherwise agree, Highland Shareholders shall sell and transfer the Remaining Shares to the Company at a nominal price, pursuant to the same terms and conditions contained hereunder as applicable to the parties then.

   2. Highland Shareholders have direct or indirect rights or options to, or interests in, (the rights, options and interests together are called ("Additional Rights")) 25 mineral prospects (including Xietongmen Copper-Gold Property) in Tibet, China (the "Additional Properties"), subject to terms and conditions and regulatory requirements attached to the Additional Rights. Highland Shareholders agreed to transfer and assign, or shall cause to be transferred and assigned, to the Company the Additional Rights for $1.00, subject to terms and conditions and regulatory requirements attached thereto, and terms and conditions herein.

The Company also issued an Agreement to Issue Shares for 9,639,000 common shares (issued, Note 5) as finder's fee for the transaction.

Highland fully and legally owns Tianyuan Mineral Exploration Ltd. ("Tianyuan"), as a wholly owned foreign enterprise ("WOFE") registered in Tibet, China, incorporated pursuant to relevant Chinese laws and regulations, which holds an exploration license covering Xietongmen Copper-Gold Property located near Xiong Village, Xietongmen County, Shigatse area, Tibet Autonomous Region, China.

On December 23, 2004, Highland shareholders entered into an option agreement with

Continental. Continental can earn 50% interest of the issued and outstanding shares of Highland by agreement to pay $2,000,000 to Highland shareholders and investment of $3,000,000 and $2,000,000 by November 5, 2005 and November 5, 2006 respectively in Highland to fund the exploration of the Xietongmen Copper-Gold Property. Continental may earn a further 10% of the issued and outstanding

                                      F-67
                             GREAT CHINA MINING INC
                         (an Exploration Stage Company)
      CONSOLIDATED NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006

shares of Highland, through the investment of an additional $3,000,000 by November 5, 2007 in Highland to fund exploration of the Xietongmen Copper-Gold Property. If Continental exercises its option to earn a further 10% equity interest in Highland by fulfilling the related terms and conditions, the Company shareholding in Highland will be reduced to 40%. As of the date of issuance of these financial statements, Continental has paid Highland shareholders $2,000,000 and funded $5,000,000 for the exploration of the Xietongmen Copper-Gold Property. In April 2006, Continental completed the exploration expenditure requirement to exercise the Second Option to earn-in an additional 10% (to a total of 60%) interest in Highland pursuant to the Option Agreement. In July 2006, Continental formally completed its exercise of the option and earned a 60% interest in Highland Mining.

Under the Shareholders Agreement dated December 23, 2004 between Continental, the Company and other related parties, Continental will manage Highland and Tianyuan during the option period. Once the option is exercised, further funding of Highland would be proportional to interests held in the project, with a proportionate reduction in the shareholdings of any shareholder which fails to match the funding of the others. If the other parties' shareholdings in Highland fall below 15%, those parties may elect to convert their holdings to an entitlement of 12.5% of the after pay-back profit of Highland.

Net investment in Highland at September 30, 2006 follows:

Historical cost of 500,000 shares of Highland Mining Inc.         $    800,000
Equity in undistributed losses of investee company                    (800,000)
                                                                  -------------
Investment in equity                                              $          -
                                                                  =============

In March and April 2005, the Company signed Lease and Option Agreements with three private companies in China to acquire 60% to 80% equity interest in nine mineral properties in Tibet, China through spending a minimum of $200,000 to $400,000 on each of these properties each year for a two-year period. Up to September 30, 2006, total exploration expenses incurred by the Company on these four mineral properties were $1,684,710, which can be summarized as follows:


Mineral properties                  Banongla         Donggapu          Tangbai        Zemuduola            Total
--------------------------------------------------------------------------------------------------------------------
Exploration expenses

         Assay               $             -  $         7,980  $         3,421  $         2,991  $        14,392
         Drilling                          -           94,713           92,170          143,297          330,180
         Geological survey           109,173          159,536           73,972           88,728          431,409
         Geophysical                       -          126,461           64,488           51,680          242,629
         Miscellaeous                  9,074           36,223           12,484           67,256          125,037
         Road construction                 -           77,030                -          110,101          187,131
         Surface and adit                  -           86,180           29,125           71,333          186,638
work
         Travel                        4,707           14,820           10,287           26,011           55,825
         Wages and benefits            2,804           34,996           11,514           62,155          111,469
                             ---------------------------------------------------------------------------------------
                             $       125,758  $       637,939  $       297,461  $       623,552  $     1,684,710
                             =======================================================================================

The three surrounding properties i.e. Banongla, Donggapu and Zemuduola falling in the 10 km area of interest along with Xietongmen Property are included in the scope of properties to be merged with Continental. (Note 6) Great China currently holds rights to earn interests in these three properties pursuant to property option and lease agreements and on completion of the Merger all exploration rights to these properties will be owned by the merged company. The remaining non-core properties, a total of 43, have been returned back to the respective optioners' for a nominal value of $1.00 as per the terms of the merger agreement. Formal Termination Agreements were signed on June 5, 2006. Continental has agreed not to acquire any interest in the Non-Core Properties for a period of one year following the Merger pursuant to the Merger Agreement.

                                      F-68
                             GREAT CHINA MINING INC
                         (an Exploration Stage Company)
      CONSOLIDATED NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006

NOTE 4 - FIXED ASSETS

Fixed assets consist of the following:

Office equipment                                    $           1,155
Computer equipment                                            24,191
Computer software                                               1,014
                                                    ---------------------
                                                               26,360
Less: accumulated depreciation                                (18,641)
                                                    ---------------------
                                                    $           7,719
                                                    =====================
Depreciation charged to operations for the three-month and nine-month period ended September 30, 2006, and the period from inception to September 30, 2006,
amounted  to  $2,011  (2005:  $1,898),   $6,028  (2005:  $5,433),  and  $31,081,
respectively.

NOTE 5 - COMMON STOCK, OPTIONS AND WARRANTS

a. Common Stock

On January 27, 2006, the Company issued 65,000,000 and 9,639,000 shares against the Agreement to Issue Shares as part of the consideration for acquisition of 50% interest in Highland and the related finder's fee, respectively (Note 3). The historical cost of the partial acquisition of Highland, $800,000, was recorded on the issuance of the initial 85,000,000 shares on December 28, 2004 to reflect the cost of acquisition of Highland. The 65,000,000 shares issued in January 27, 2006 were thus recorded at zero cost.

b. Stock Options

As of September 30, 2006, there are 1,200,000 stock options outstanding exercisable at $0.12 each with expiry date on December 21, 2008. During the nine-month period ended September 30, 2006, 100,000 stock options at an exercise price of $0.10 each were exercised and 900,000 stock options at an exercise price of $0.10 each expired on August 1, 2006. No options were granted, canceled or forfeited during the nine-month period ended September 30, 2006. The weighted average exercise price of the options outstanding and exercisable is $0.12 and the weighted average remaining contractual life is 2.23 years. c. Stock Purchase Warrants

On March 14, 2006, 42,000,000 Series "E" warrants were exercised at $0.08 each for cash of $3,360,000. During the nine-month period ended September 30, 2006, no stock purchase warrants were issued and 200,375 Series "D" stock purchase warrants exercisable at $0.75 each expired on September 30, 2006. There are no stock purchase warrants outstanding as of September 30, 2006.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

OPERATING LEASES

The Company maintains its office space under a non-cancelable operating lease for a term of 14 months beginning May 1, 2005, at a monthly rate of $4,500Cdn. The lease has an automatic renewal provision unless notice is given by either party within 90 days of the lease expiration date. Due to the Company's recent developments regarding the merger with Continental (see discussion below), the Company anticipates the lease will be terminated effective November 30, 2006.

                                      F-69
                             GREAT CHINA MINING INC
                         (an Exploration Stage Company)
      CONSOLIDATED NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006

CONSULTING AGREEMENTS - SEE DETAILS IN NOTE 2.

STOCK OPTIONS AND WARRANTS - SEE DETAILS IN NOTE 5.
MERGER WITH CONTINENTAL

Our major shareholders have agreed to merger the Company with Continental Minerals Corporation ("Continental"), a foreign private issuer and a publicly traded company on the TSX Venture Exchange, subject to shareholders' and regulatory approval. Pursuant to the Merger Agreement, a wholly owned subsidiary of Continental will be merged with and into Great China, with Great China surviving the Merger and continuing as a wholly owned subsidiary of Continental. On June 12, 2006, Continental and Great China publicly announced the execution of the Merger Agreement.

The Merger Agreement represents our agreement with Continental to combine our businesses and ownership of the Xietongmen property, a copper and gold property located in Tibet, China, into one publicly traded company. Great China presently owns a 40% interest in the Xietongmen property and Continental presently owns through earn-in the remaining 60% interest. If the merger is completed, Continental will own a 100% interest in the Xietongmen property and Great China will continue as a wholly owned subsidiary of Continental.

Additionally, if the merger is completed, each share of Great China common stock that the Great China shareholders own at the effective time of the Merger will be exchanged for 0.1138392 common shares of Continental. Based on the estimated number of shares of Great China issued and outstanding on the record date, Continental expects to issue approximately 36,000,000 common shares to Great China stockholders in the Merger. Continental common shares are listed in Canada on the TSX Venture Exchange ("TSXV") under the symbol "KMK" and quoted in the United States on the National Association of Securities Dealers Inc.'s OTC Bulletin Board ("OTCBB") under symbol "KMKCF". On September 20, 2006 the closing price of Continental common shares on the OTCBB was US$1.34. We estimate that immediately after the effective time of the Merger, former shareholders of Great China will hold common shares of Continental representing approximately 40.4% of the then-outstanding common shares of Continental.

The agreement includes the acquisition of the balance interests in three other properties, the Donggapu, Zemoduola and Banongla properties, totaling 109 square kilometers, lying within an area of interest around the Xietongmen property. Great China currently holds rights to earn interests in these three properties pursuant to property option and lease agreements, and on completion of the merger all exploration rights to these properties will be owned by the merged company. Continental has agreed to pay as consideration to certain parties to acquire the balance interests 1.5 million units of Continental with each unit consisting of one Continental common share and one two year warrant exercisable at Cdn$1.59, and cash of US$3,250,000 payable as to US$1,250,000 on closing of the Merger and the balance in four installments of US$500,000.

The stock ownership of Directors and Officers in Continental after the merger as it relates to Great China will be determined by the Exchange Ratio pursuant to the merger agreements. As a group, the directors and officers of Great China own 40,600,000 common shares or 12.8% of Great China. Each Great China director and executive officer has indicated his or her intention to vote the Great China common stock owned by him or her for approval of the Merger. Upon completion of the merger, directors and officers of Great China will own 5.2% of Continental. In April 2006, Continental and Great China entered in a Letter of Intent which set out the business terms of the merger and the related transactions. In addition, Continental entered into letter agreements with holders of 212 million Great China shares, representing approximately 67% of the ownership of Great China, whereby the Great China shareholders agreed to certain post-Merger restrictions on their Continental common shares (the "First Letter Agreements"). The First Letter Agreements were terminated, and as of the end of May 2006, and the Shareholder Letters were entered into with 11 Great China Shareholders holding approximately 112.8 million Great China common shares (or 35.5% of the outstanding Great China shares of common stock)(the "11 Great China Shareholders").

                                      F-70
                             GREAT CHINA MINING INC
                         (an Exploration Stage Company)
      CONSOLIDATED NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006

The 11 Great China Shareholders have signed new letter agreements (the "Shareholder Letter Agreements") with Continental, setting out orderly market restrictions on the disposition of the shareholders' Continental common shares. The Shareholder Letter Agreements supersede all previous agreements and arrangements. Previously Continental had signed letter agreements with holders of approximately 212 million Great China shares of common stock, representing approximately 67% of the Great China shares of common stock, which holders included Mr. Wang and the 11 Great China Shareholders. Those letter agreements, which included an alternative exchange of their Great China shares of common stock for Continental common shares on a private basis as a possible alternative to the Merger, were terminated. The other shareholders were a group who participated in a financing done by Great China and all of them except Mr. Wang, the Company's Chairman, are non-US persons.

Pursuant to the terms of the Merger Agreement, Continental will increase its board of directors to 11 and appoint to it three nominees from the Company. Upon completion of the Merger, Mr. Zhi Wang and Mr. Jie ("Jack") Yang, both of whom currently serve as directors of the Company, will become directors of Continental in accordance with the Merger Agreement. On becoming a director of Continental, Mr. Wang is to receive stock options of Continental for 700,000 shares exercisable at Cdn$1.61 per share and expiring the earlier of February 28, 2011, or 90 days following the date that Mr. Wang ceases to be a director. Pursuant to a Post-Merger Agreement, Continental has agreed to retain Mr. Wang, a director and the principal shareholder of Great China, under an incentive arrangement and has agreed to pay as a consultant to Continental at Cdn.$1.00 per year plus reasonable expenses, in order to make liaison with the appropriate mining and other regulatory authorities on Continental's behalf in order to expedite obtaining all necessary mining permits to allow the commercial mining of the Xietongmen Property, which are to be obtained no later than March 31, 2010. Consideration payable by Continental to Mr. Wang, provided that he has materially contributed to obtaining the mining permits as set out above, is 2.5 million units of Continental, with each unit consisting of one share and one warrant exercisable at Cdn$1.59 per share for a period of one year after receipt of the permits.

The definitive merger agreement between the Company and Continental was signed on May 29, 2006 and the Registration Statement was filed on Form F-4 with the SEC on June 30, 2006, as amended on August 25, 2006, September 29, 2006, and November 3, 2006. The Toronto Stock Exchange has given a conditional approval prior to signing of the definitive agreements. Please refer to our Form 425 filed with the SEC (WWW.SEC.GOV) and Form F-4 Registration Statement, including the amendments, filed by Continental for further details regarding the merger.

                                  CONTINENTAL
                                    MINERALS
                                  CORPORATION




                  Pro Forma Consolidated Financial Statements
            (Expressed in Canadian Dollars, unless otherwise stated)

             As at and for the six-month period ended June 30, 2006
                          Year ended December 31, 2005

                                  (Unaudited)

                                      F-72

Continental Minerals Corporation
Pro Forma Consolidated Balance Sheet
(Prepared in accordance with US GAAP)
(Unaudited)
(Expressed in Canadian Dollars)

As of June 30, 2006
--------------------------------------------------------------------------------------------------------------------
                                                                               Pro Forma             Pro Forma
                                               Continental     Great China    Adjustments           Consolidated
--------------------------------------------------------------------------------------------------------------------
Assets                                                          (note 6)      (note 3(a))

Current assets

 Cash and equivalents                        $      745,957  $  3,558,975 $     (1,395,250)  (ii) $    2,909,682
 Accounts receivable                                481,640               -              -               481,640
 Prepaid expenses                                   518,289          47,739              -               566,028
----------------------------------------------------------------------------------------------    ------------------
                                                  1,745,886       3,606,714     (1,395,250)            3,957,350

Mineral property interests                        1,903,525               -     82,272,400   (i)      94,543,996
                                                                                10,368,071   (ii)
Equipment                                           497,197           8,626              -               505,823
Investments                                      13,513,887               -              -            13,513,887
----------------------------------------------------------------------------------------------    ------------------
                                             $   17,660,495  $  3,615,340 $     91,245,221        $  112,521,056
----------------------------------------------------------------------------------------------    ------------------


Liabilities and Shareholders' Equity

Current liabilities

 Accounts payable and accrued liabilities    $      853,000  $       38,188              -        $      891,188
 Amounts due to related party                     1,704,479               -              -             1,704,479
----------------------------------------------------------------------------------------------    ------------------
                                                  2,557,479          38,188              -             2,595,667

Long term liabilities                            13,513,886               -     24,533,437   (i)      43,390,144
                                                                                 3,110,421   (i)
                                                                                 2,232,400   (ii)


Shareholders' equity

 Share capital                                   44,928,020         353,568     61,200,000   (i)     108,678,020
                                                                                  (353,568)  (i)
                                                                                 2,550,000   (ii)

 Additional paid-in capital                       1,532,076      18,868,835    (18,868,835)  (i)       2,728,192
                                                                                   116,116   (i)
                                                                                 1,080,000   (ii)

 Accumulated other comprehensive loss                     -         (18,283)        18,283   (i)               -
 Accumulated deficit                            (44,870,966)    (15,626,967)    15,626,967   (i)     (44,870,966)
----------------------------------------------------------------------------------------------    ------------------
                                                  1,589,130       3,577,152     61,368,963            66,535,245
----------------------------------------------------------------------------------------------    ------------------

                                             $   17,660,495  $  3,615,340 $     91,245,221        $  112,521,056
----------------------------------------------------------------------------------------------    ------------------

                                      F-73

Continental Minerals Corporation
Pro Forma Consolidated Statement of Operations
(Prepared in accordance with US GAAP)
(Unaudited)
(Expressed in Canadian Dollars)
For the six months ended June 30, 2006
--------------------------------------------------------------------------------------------------------------------
                                                                                         Pro Forma       Pro Forma
                                                        Continental    Great China      Adjustments    Consolidated
-----------------------------------------------------------------------------------------------------------------------
                                                                         (note 6)       (note 3(b))
Expenses

 Conference and travel                                 $    346,488  $             -  $            -  $      346,488
 Exploration                                              7,442,880            1,658               -       7,444,538
 Foreign exchange                                            26,822                0               -          26,822
 Insurance                                                        -                0               -               -
 Interest expense (income)                                  (24,731)         (85,750)              -        (110,481)
 Interest expense                                                 -                0               -               -
 Legal, accounting and audit                                383,270                0               -         383,270
 Office and administration                                  884,616          364,412               -       1,249,028
 Office and administration - stock based compensation       600,422                0               -         600,422
 Exploration - stock based compensation                     194,814                0               -         194,814
 Shareholder communication                                  206,229                0               -         206,229
 Trust and filing                                            31,698                0               -          31,698
-----------------------------------------------------------------------------------------------------------------------
                                                         10,092,508          280,320               -      10,372,828

Other Items
 Non-controlling interest                                  (944,880)               -         944,880               -
                                                       ----------------------------------------------------------------
                                                                                   0
Loss for the period                                    $  9,147,628  $       280,320  $      944,880  $   10,372,828
-----------------------------------------------------------------------------------------------------------------------

Basic and diluted loss per common share                $       0.19                -               -  $         0.12
-----------------------------------------------------------------------------------------------------------------------

Weighted average number of common shares outstanding     49,223,744                -      35,386,840      84,610,584
-----------------------------------------------------------------------------------------------------------------------
                      See accompanying notes to pro forma consolidated financial statements.

                                      F-74

Continental Minerals Corporation
Pro Forma Consolidated Statement of Operations
(Prepared in accordance with US GAAP)
(Unaudited)
(Expressed in Canadian Dollars)
For the Year ended December 31, 2005
--------------------------------------------------------------------------------------------------------------------
                                                                                        Pro Forma       Pro Forma
                                                        Continental    Great China     Adjustments    Consolidated
----------------------------------------------------------------------------------------------------------------------
                                                                         (note 6)      (note 3(b))
Expenses

Conference and travel                                  $    277,471  $             -  $           -  $      277,471
Exploration                                               6,113,320        2,033,312              -       8,146,632
Exploration - stock based compensation                      230,524                -              -         230,524
Foreign exchange                                            153,176                -              -         153,176
Insurance                                                    99,614                -              -          99,614
Interest expense (income)                                  (142,887)         (31,070)             -        (173,957)
Legal, accounting and audit                                 294,393                -              -         294,393
Office and administration                                   730,431          697,086              -       1,427,517
Office and administration - stock based compensation        584,797                -              -         584,797
Shareholder communication                                   197,350                -              -         197,350
Trust and filing                                             42,598                -              -          42,598
----------------------------------------------------------------------------------------------------------------------
                                                          8,580,787        2,699,328              -      11,280,115

Other Items

Equity loss                                                       -         (969,280)             -        (969,280)
Fair value of potential shares to be issued
         in excess of authorized share capital                    -       (7,834,804)             -      (7,834,804)
----------------------------------------------------------------------------------------------------------------------
                                                                  -       (8,804,084)             -      (8,804,084)

Loss for the period                                    $  8,580,787  $    11,503,412  $           -  $   20,084,198
----------------------------------------------------------------------------------------------------------------------

Basic and diluted loss per common share                $      (0.22)               -              -  $        (0.32)
----------------------------------------------------------------------------------------------------------------------

Weighted average number of common shares outstanding     39,516,486                -     22,957,905      62,474,391
----------------------------------------------------------------------------------------------------------------------

                      See accompanying notes to pro forma consolidated financial statements.

CONTINENTAL MINERALS CORPORATION
Notes to Pro Forma Consolidated Financial Statements
(unaudited)
(expressed in Canadian dollars)
As at and for the six-month period ended June 30, 2006
Year ended  December 31, 2005

1. Description of offer to purchase Great China:

On April 13, 2006, Continental Minerals Corporation ("Continental" or the "Corporation") announced a proposed acquisition transaction whereby Continental has offered to purchase all of the issued and outstanding common shares of Great China Mining, Inc. ("Great China") for common shares of Continental at an exchange ratio of 0.1138032 shares of Continental for each issued and outstanding share of Great China. The accompanying pro forma consolidated financial statements have been compiled for purposes of inclusion in a proxy statement and registration statement on Form F-4 issued by Continental in connection with this proposed transaction.

Assuming all Great China common shares outstanding as at June 30, 2006 are exchanged in this offer, Continental will issue approximately 36,000,000 Continental common shares. In addition, 136,607 common share options of Continental would be granted, in exchange for Great China options outstanding.

Coinciding with the offer to purchase Great China is an offer to purchase interests in three mineral properties from a director and principal shareholder of Great China. Consideration for the purchase of these three properties would include:

    o 1,500,000 units of Continental, with each unit consisting of one common share and one warrant.

    o Payment of US$3.25 million (Cdn$3.63 million) in cash: US$1.25 million (Cdn$1.40 million) due on closing of the merger transaction, and US$500,000 (Cdn$558,100) due on each of the next four anniversaries of the closing.

Following Continental's issuance of 36,000,000 common shares for the shares of Great China and the issuance of 1,500,000 common shares as partial consideration for the purchase of the three mineral properties, approximately 59.3% of Continental's outstanding common shares will be held by current Continental shareholders and approximately 40.7% of the then outstanding common shares (excluding the issuance of 1.5 million common shares to be issued as partial consideration for the purchase of three additional mineral properties) will be held by current Great China shareholders. For the purposes of the pro forma, Continental is considered to be the acquirer of Great China's assets.

2.           Basis of presentation:

These pro forma consolidated financial statements have been prepared by management of Continental, in accordance with accounting principles generally accepted in the United States of America ("US GAAP") to give effect to the proposed acquisition of Great China by Continental.

These pro forma consolidated financial statements include:

       a) a pro forma consolidated balance sheet prepared from the unaudited consolidated balance sheet of Continental as at June 30, 2006 and the unaudited consolidated balance sheet of Great China as at September 30, 2006, which gives pro forma effect to the acquisition of Great China and the assumptions described in note 3, as if these transactions occurred on June 30, 2006.

       b) a pro forma consolidated statement of operations for the six-month period ended June 30, 2006, prepared from the unaudited interim consolidated statements of operations of Continental for the six-month period ended June 30, 2006 and the unaudited interim consolidated

                                      F-76
CONTINENTAL MINERALS CORPORATION
Notes to Pro Forma Consolidated Financial Statements
(unaudited)
(expressed in Canadian dollars)
As at and for the six-month period ended June 30, 2006
Year ended  December 31, 2005

          statements of operations of Great China for the six-month period ended September 30, 2006 which was constructed from the unaudited interim consolidated statements of operations for the three-month period ended March 31, 2006 and the nine-month period ended September 30, 2006, which gives pro forma effect to the acquisition of Great China and the assumptions described in note 3, as if these transactions occurred on January 1, 2005.

       c) a pro forma consolidated statement of operations for the year ended December 31, 2005, prepared from the amended and restated audited consolidated statements of operations of Continental and the audited consolidated statement of operations of Great China for the year ended December 31, 2005, which gives pro forma effect to the acquisition of Great China and the assumptions described in note 3, as if these transactions occurred on January 1, 2005.

Great  China's  information  contained  herein has been  compiled  from publicly
available   information.   As  disclosed  therein,  the  Great  China  financial
statements referred to above have been prepared in accordance with US GAAP.

It is management's opinion that these pro forma consolidated financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed acquisition described above in accordance with US GAAP applied on a basis consistent with Continental's accounting policies, subject to the uncertainties with respect to the Great China information as described in note 3. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma consolidated statements of operations do not reflect non-recurring changes or credits directly attributable to the transaction, of which none are currently anticipated.

These pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of Continental which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the pro forma financial information is not necessarily indicative of the future operating results of Continental as a result of the transaction. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements of Continental for each of the six-month period ended June 30, 2006 and the year ended December 31, 2005, along with the consolidated financial statements of Great China for each of the nine-month period ended September 30, 2006 and the year ended December 31, 2005.

As outlined in the Company's interim financial statements for the six-month period ended June 30, 2006, the Company has adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 123 (revised 2004), Share-Based Payment ("SFAS 123(R)") for accounting for share based payments. Generally, the approach in SFAS 123(R) requires all share-based payments to employees and non-employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. The Company has continued to follow SFAS 123(R) in accounting for stock options issued on the acquisition of the Great China assets and related properties.

3.
      Pro forma assumptions:

      (a) The pro forma consolidated balance sheet gives effect to the following transactions as if they had occurred on June 30, 2006:

            Acquisition of Great China:
            ---------------------------

             (i) The issuance of 36,000,000 common shares of Continental to the shareholders of Great China in exchange for shares of Great China and issuance of 136,607 common share options of Continental in exchange for Great China options outstanding. The fair value of each Continental share issued has been

                                      F-77
CONTINENTAL MINERALS CORPORATION
Notes to Pro Forma Consolidated Financial Statements
(unaudited)
(expressed in Canadian dollars)
As at and for the six-month period ended June 30, 2006
Year ended  December 31, 2005

                  assumed to be $1.70 (based on the closing market price of Continental's common shares as of June 30, 2006) for an aggregate value of $61,200,000 and the value of each option has assumed to be $0.85 for an aggregate value of $116,116 based on the Black-Scholes option pricing model (see note 4(b)). The number of common shares and options of Continental that will be issued on the closing of the acquisition of Great China will depend on the number of shares and options outstanding of Great China at the time of closing, but under no circumstances will exceed 36,136,607. The value of the Continental common shares and options actually issued for the acquisition of Great China will depend on the fair market value of the common shares of Continental on the closing of the acquisition. Any change in the value of the consideration given for the acquisition of Great China will be reflected in the value of the mineral property acquired.

                  The total acquisition price of the Great China assets is as follows:

Issuance of 36,000,000 common shares of Continental              $    61,200,000
Issuance of 136,607 common share stock options                           116,116
--------------------------------------------------------------------------------
                                                                 $    61,316,116

The total acquisition price has been allocated to the net assets of Great China acquired as follows:

Cash and cash equivalents                                        $     3,558,975
Prepaid expenses                                                          47,739
Plant and equipment                                                        8,626
Mineral property interests                                            82,272,400
Accounts payable                                                         (38,188
Deferred income tax liability                                        (24,533,437
--------------------------------------------------------------------------------
                                                                 $    61,316,116

Acquisition of Three Mineral Property Interests:

  (ii) The acquisition of interests in three mineral properties from Tibet Xi Hau Mining Development Inc., Tibet Jiaertong Mining Development Inc., and Zhuolangji Mining Investment Holdings Inc. for the following:

          o 1,500,000 units of Continental, with each unit consisting of one common share and one warrant. The value of each common share has been assumed to be $1.70 (based on the closing market price of Continental's common shares as of June 30, 2006) for an aggregate value of $2,550,000 and the value of each warrant, exercisable for 2 years at $1.59 per share, has assumed to be valued at $0.72 per warrant based upon the Black Scholes option pricing model (see note 4(b)), for an aggregate value of $1,080,000. Upon consummation of the transaction, the value of the common shares and warrants issued will depend on the fair market value of the Continental common shares on the date of the closing of the transaction. Any changes in the consideration issued from the assumptions above will be reflected in the value of the mineral properties acquired.


          o US$3.25 million (Cdn$3.63 million) in cash payable as to US$1.25 million (Cdn$1.40 million) on closing of the merger transaction, and US$500,000 (Cdn$558,100) on each of the next four anniversaries of the closing.

The total acquisition price of the related mineral property interests is as follows:

                                      F-78
CONTINENTAL MINERALS CORPORATION
Notes to Pro Forma Consolidated Financial Statements
(unaudited)
(expressed in Canadian dollars)
As at and for the six-month period ended June 30, 2006
Year ended  December 31, 2005

Issuance of 1,500,000 units of Continental: common shares     $     2,550,000
                                                                    1,080,000
: common share warrants
Cash payments for mineral interests                                 3,627,650
--------------------------------------------------------------------------------
                                                              $     7,257,650


          The total acquisition price of the related property interests has been allocated as follows:

Mineral property interests                                    $    10,368,071
Deferred income tax liability                                      (3,110,421)
--------------------------------------------------------------------------------
                                                              $     7,257,650

     Continental has not yet determined the fair value of all identifiable assets and liabilities acquired, or the complete impact of the merger on the statement of operations. Upon consummation of the proposed acquisition of Great China, the fair value of all identifiable assets and liabilities acquired upon the acquisition will be determined. The pro forma adjustments include a deferred income tax liability of approximately $27.6 million which reflects temporary differences related to the accounting and tax values of Great China's identifiable assets and liabilities and the acquisition of the three additional properties. The deferred income tax liability may be materially different depending on determination of the actual tax basis of the mineral properties acquired and whether the Company is eligible for any reduced income tax rates in China.

     As a consequence of the nature of this transaction, there may be, and likely will be, actions and other events or changes initiated by Great China that will significantly change the purchase price allocations. For example, changes to reserves and resources and changes to other assets and liabilities will result in changes to the fair values of the assets and liabilities. In addition, the Corporation has prepared these pro forma consolidated financial statements and the allocation of the purchase price set out herein solely based upon publicly available information of Great China as at the dates and for the periods presented. Additional information may exist that is not publicly available that could have an impact on these pro forma consolidated financial statements and such purchase price allocation. The final allocation of the purchase price and the fair values of Great China's assets and liabilities are subject to completion of definitive analysis, which would be carried out following completion of the acquisition. It is likely that the fair values of assets and liabilities will vary from those shown and the differences may be material.
     Accordingly, information in these pro forma consolidated financial statements is preliminary only and subject to change.

(b) The pro forma consolidated statements of operations for the six-month period ended June 30, 2006 and for the year ended December 31, 2005, give pro forma effect to the transactions described in 3(a)(i) and 3(a)(ii) above as if they had occurred on January 1, 2005.

4.    Share capital:

(a)   Common shares:

After giving effect to the pro forma assumptions in note 3, the issued and fully paid share capital of Continental would be as follows:

                                              Number of            Amount
                                              Shares
                                      --------------------------------------
Balance, June 30, 2006                       52,418,185   $    44,928,020

                                      F-79
CONTINENTAL MINERALS CORPORATION
Notes to Pro Forma Consolidated Financial Statements
(unaudited)
(expressed in Canadian dollars)
As at and for the six-month period ended June 30, 2006
Year ended  December 31, 2005

Issuance of common shares on acquisition of Great
China and the related mineral properties interests        37,500,000        63,750,000
-----------------------------------------------------------------------------------------
Pro forma balance, June 30, 2006                          89,918,185   $   108,678,020

(b)  Share purchase options and warrants:

     Reference should be made to the notes to the consolidated financial statements referred to in note 2 for each of Continental and Great China for commitments to issue common shares pursuant to share purchase options and warrants.

     Per note 3, consideration for the acquisition of Great China will include the issuance of 136,607 common share options of Continental, to holders of 136,607 Great China options, at the time of the merger. Based upon the Black-Scholes option pricing model, these options had an aggregate value of $116,116. The weighted average assumptions used to calculate the aggregate value of the options were as follows:

        Risk free interest rate:     4%
        Expected life                2.0 years
        Expected volatility          69%
        Expected dividends           nil

     Also per note 3, consideration for the acquisition of the three related mineral properties will include the issuance of 1,500,000 common share warrants of Continental. Based upon the Black-Scholes option pricing model, these warrants had an aggregate value of $1,080,000. The weighted average assumptions used to calculate the aggregate value of the options were as follows:

        Risk free interest rate:     4%
        Expected life                2.0 years
        Expected volatility          69%
        Expected dividends           nil

5.   Loss per share:

     The calculation of pro forma loss per share in the pro forma consolidated statements of operations for the six-month period ended June 30, 2006 and for the year ended December 31, 2005, is based on the weighted average number of common shares of Continental actually outstanding for periods presented, plus the effect of the additional shares issued for the acquisition of Great China based on applying the share exchange ratio of
     0.1138032 to the number of weighted average common shares outstanding of Great China for each of the periods presented plus the shares issued for the related mineral property acquisitions, assuming the transactions described in note 3 occurred on January 1, 2005. The weighted average number of shares outstanding of Great China for the six-month period ended September 30, 2006 and the year ended December 31, 2005, were 297,767,026 and 188,552,739, respectively.

6.   Great China

     The publicly available consolidated financial statements of Great China are prepared in accordance with US GAAP and are expressed in US dollars. The information on Continental in these pro forma financial statements is extracted from the financial statements of Continental that are prepared in accordance with Canadian GAAP with a reconciliation to US GAAP, but are expressed in Canadian dollars. The consolidated balance sheet of Great
     China as at September 30, 2006, the consolidated statement of operations for the six months ended September 30, 2006 and the consolidated statement of operations for the year ended December

                                      F-80
CONTINENTAL MINERALS CORPORATION
Notes to Pro Forma Consolidated Financial Statements
(unaudited)
(expressed in Canadian dollars)
As at and for the six-month period ended June 30, 2006
Year ended  December 31, 2005

31, 2005 have been translated to Canadian dollars using the September 30, 2006 closing exchange rate of 1.1177, the average exchange rate for the six months ended September 30, 2006 of 1.1218 and the average exchange rate for the year ended December 31, 2005 of 1.2116, respectively, as follows:

Great China Balance Sheet as at September
30, 2006:
--------------------------------------------------------------------------------------------------------------
                                                                       United States       Canadian dollars
                                                                             dollars
                                                               -----------------------------------------------
Current Assets:
       Cash and cash equivalents                               $           3,184,195  $           3,558,975
       Prepaid expenses                                                       42,712                 47,739
--------------------------------------------------------------------------------------------------------------
                                                                           3,226,907              3,606,714
--------------------------------------------------------------------------------------------------------------
Plant and equipment                                                            7,719                  8,627
--------------------------------------------------------------------------------------------------------------

Current liabilities:
       Accounts payable and accrued liabilities                $              34,167  $              38,188

Stockholders' equity:
       Capital stock                                                         316,335                353,568
       Additional paid-in capital                                         16,881,842             18,868,835
       Other comprehensive loss                                              (16,357)               (18,283)
       Accumulated deficit                                               (13,981,361)           (15,626,967)
--------------------------------------------------------------------------------------------------------------
                                                               $           3,200,459  $           3,577,153
--------------------------------------------------------------------------------------------------------------

The Great China statement of operations for the six months ended September 30, 2006 has been constructed by subtracting the statement of operations for the three months ended March 31, 2006 from the statement of operations for the nine months ended September 30, 2006.

Great China Statement of Operations for the six
months ended September 30, 2006:
--------------------------------------------------------------------------------------------------------------------
                                                                             United States      Canadian dollars
                                                                                   dollars
                                                                     -----------------------------------------------
Administrative expenses                                              $             324,846  $            364,412
Exploration                                                                          1,478                 1,658
Other Income                                                                       (76,440)              (85,750)
--------------------------------------------------------------------------------------------------------------------

Loss for the period                                                  $             249,884  $            280,320
--------------------------------------------------------------------------------------------------------------------

Great China Statement of Operations for the year
ended December 31, 2005:
--------------------------------------------------------------------------------------------------------------------
                                                                             United States      Canadian dollars
                                                                                   dollars
                                                                     -----------------------------------------------
Administrative expenses                                              $             575,343  $            697,086
Exploration                                                                      1,678,204             2,033,312
Other Income                                                                       (25,644)              (31,070)
--------------------------------------------------------------------------------------------------------------------

                                      F-81
CONTINENTAL MINERALS CORPORATION
Notes to Pro Forma Consolidated Financial Statements
(unaudited)
(expressed in Canadian dollars)
As at and for the six-month period ended June 30, 2006
Year ended  December 31, 2005

As at and for the six-month period ended June 30, 2006
Year ended December 31, 2005
--------------------------------------------------------------------------------------------------------------------
                                                                             United States      Canadian dollars
                                                                                   dollars
                                                                     -----------------------------------------------
Loss before other items                                              $           2,227,903  $          2,699,328
Other items                                                                      7,266,494             8,804,084
--------------------------------------------------------------------------------------------------------------------

Loss for the year                                                    $           9,494,397  $         11,503,412
--------------------------------------------------------------------------------------------------------------------

                                    - 149 -
                                     ANNEX A
            Executive Summary of Fairness Opinion And Certificate of
                                 Qualification

Executive Summary of Fairness Opinion

Ross Glanville & Associates Ltd. ("Glanville") has been retained by the Board of Directors of Great China Mining, Inc. ("Great China") to determine the fairness to the shareholders of Great China of the proposed acquisition of all of the shares of Great China by Continental Minerals Corporation ("Continental"). In order to provide the Fairness Opinion, Glanville reviewed the relative share trading price histories of Great China and Continental, considered other assets of Great China and Continental, noted the terms of the most recent financings of each company, and obtained the December 31, 2005, financial positions of the companies, among other things.

According to an agreement (announced on April 13, 2006) between Great China and Continental, Great China shareholders have been offered 36 million shares of Continental in exchange for all of their Great China shares, with warrants and options of Great China being exchanged for warrants and options of Continental in proportion to the share exchange ratio. The foregoing is equivalent to an exchange ratio of 8.7843 shares1 of Great China for each one share of Continental. Upon completion of the proposed acquisition, Great China will own approximately 40% of the then-outstanding shares of the combined company. The foregoing acquisition (business combination) is subject to a number of conditions, including shareholder and regulatory approval.

Great China is an exploration company focusing on identifying, acquiring, and developing mineral resources in the Peoples Republic of China. The Company's major asset is its interest in the Xietongmen copper-gold porphyry deposit, located in Tibet, China. Great China's common stock is traded on the NASD Electronic Bulletin Board under the symbol "GCHA.OB". The average closing share prices in March and April 2006 (to April 12 - the day before the announcement of the acquisition) were US$0.152(1) and US$0.145, respectively, or about Cdn$0.175 and Cdn$0.167, respectively. Working capital (mostly cash) is approximately Cdn$4.0 million.

Continental's principal business activity is the acquisition, exploration, and development of mineral properties. Over the past two years, Continental has focused its efforts on the Xietongmen Property in China, and Continental has earned a beneficial interest of 60%. Continental's common stock is traded on the TSX Venture Exchange ("TSVX") under the symbol "KMK". The average closing share prices in March and April (to April 12) 2006 were $1.57 and $1.74, respectively. Working capital (mostly cash) is approximately $6.0 million.

The Xietongmen copper-gold deposit is located 240 kilometers southwest of Lhasa, Tibet, China. During 2005, 62 holes were drilled (20,932 meters) to test the distribution and grade of the copper and gold mineralization.

---------------------
1 This exchange ratio is subject to adjustment for certain stated events which are set out in the Merger Agreement.

At a copper-equivalent cutoff grade of 0.5%, Continental estimated that the deposit contains a Measured Resource of about 106.3 million tonnes with an average grade of 0.49% copper and 0.73 grams of gold per tonne, to give a copper-equivalent grade(2) of 0.91%, and an Inferred Resource of 28.8 million tonnes with an average grade of 0.43% copper and 0.59 grams/tonne gold, for a copper-equivalent grade of 0.78% copper.

At the same cutoff, Wardrop Engineering Inc. estimated (see their Technical Report on the Resource Audit of the Xietongmen Project, dated March 24, 2006) a Measured Resource of 118.6 million tonnes with an average grade of 0.43% copper and 0.73 grams of gold per tonne, to give a copper- equivalent grade(3) of 0.85%. The Inferred Resource estimated by Wardrop, at a cutoff grade of 0.5% copper-equivalent is 14.0 million tonnes with an average grade of 0.34% copper and 0.67 grams of gold per tonne, to give a copper equivalent of 0.73%.

Both the estimates of resources made by Continental and by Wardrop are Current Mineral Resources compliant with National Instrument 43-101.

The deposit is open in several directions, and additional drilling is ongoing - seven drill rigs are currently active. The planned 2006 program is for about 40,000 meters of drilling to expand the Xietongmen resource, to upgrade the inferred resources to a measured and/or indicated category, and to drill test other targets on the property. Although the current exploration is at an altitude of 4,200 meters, the infrastructure in the area is reasonably good. A paved highway and a hydroelectric transmission line pass within two kilometers of the southern boundary of the property, the development of a rail system to Lhasa is underway, and water is available from the nearby river and existing wells. Initial metallurgical testing resulted in good recoveries from the supergene and hypogene samples.

***The recent trading price histories of Great China and Continental are summarized below:

                                               Great China          Continental

High Trading Prices in April(2) 2006:            $0.195               $2.00
Low Trading Prices in April 2006:                $0.149               $1.56
Average Closing Prices in April 2006:            $0.167               $1.74
High Trading Prices In Past Year(3):             $0.333               $2.00
Low Trading Prices In Past Year:                 $0.038               $0.94

Notes
(1) The actual closing price was US$0.140, or Cdn.$0.161, based on an exchange rate of US$0.87 equal to Cdn.$1.00.
(2)  To April 12, 2006.
(3)  To April 12, 2006.

Based on the closing share trading prices of Great China and Continental on April 12, 2006, Continental would be paying a premium of about one third for all of the shares of Great China ($1.89 divided by the product of multiplying $0.161 by 8.7843 equals 1.336, or a 33.6% premium). Such a premium for control (shareholders of Continental would own about 60% of the combined company) is reasonable, especially considering the fact that Great China has a minority interest in the Xietongmen project (40%). However, it should be noted that Great China has the right to earn interests in three properties that `surround' Xietongmen. This additional value is, in Glanville's opinion, offset by the fact that a minority discount should be applied to Great China's interest in Xietongmen.

In addition to the foregoing calculations, Glanville considered a number of other factors, some of which are set out below:

 o  the fact that  Continental has earned a 60% interest

 o the fact that the Xietongmen property is the main asset of each company, and the fact that the percentage shareholdings in the combined company by shareholders of Great China and Continental will be about 40% and 60%, respectively - the same beneficial interests in Xietongmen that each company has

 o the "track record" of success in exploration and development by the principals of Continental

 o the relative working capital positions of each company as at April 30, 2006, and the estimated relative working capital positions at the time Continental earned its 60% interest

 o  the prior financings of each company

 o the indicated value of the Xietongmen deposit, based on comparables (dollars per ounce of contained gold and cents per pound of contained copper in the resource)

 o  the ownership dilution implications of the transaction

 o the numbers and exercise prices of the options and warrants of each of Great China and Continental

 o the technical and financial expertise of the proposed management and board of directors of the combined company

 o  the size and financial strength of the combined company

 o the operating experience of the Hunter Dickinson group at the Gibraltar Mine in British Columbia

 o the expertise of the skilled technical staff (including geoscientists and mining engineers) of the Hunter Dickinson group, who have worked on a number of similar projects throughout the world

 o the fact that Great China would have to raise substantial financing to maintain its interest in the Xietongmen Project, or have its interest dilut-ed

 o the promotional and fund-raising track record of the principals of Continent -al

 o the elimination of the overhead (including legal, accounting, office expenses, and administrative and management fees) required for managing two separate public companies

 o  the interests that Great China may earn (by  completing   the option earn-in
    requirements) in the mineral properties `surrounding' Xietongmen, Donggapu, Banongla, and Zemoduola

 o the offer by Continental for the minority interests in Donggapu, Banongla, and Zemoduola

 o  the elimination of the  duplication of stock exchange  filings

 o  the recent volumes and trading ranges of the companies' shares

 o the synergies in exploration/development/construction that will likely be realized with the projects under the control of one company

The factors that Glanville considered in the Fairness Opinion cannot be precisely quantified, and Glanville considered all of the factors in coming to its conclusion in the Fairness Opinion based on Glanville's experience in valuing over 500 mining companies. Glanville gave the most weight to the fact that the Xietongmen Property is the main asset of Great China and Continental, and the percentage shareholdings in the combined company by shareholders of Great Chain and Continental will be about 40% and 60%, respectively (the same beneficial interests in the Xietongmen Property that Great China and Continental have now). This affected Glanville's conclusion to the extent that if the net assets of each company (including working capital and other assets/liabilities - both tangible and intangible) represented approximately the same percentages (i.e. 60% and 40% for Continental and Great China, respectively) prior to the amalgamation and after the amalgamation, the transaction would be fair to the shareholders of Great China.

Glanville gave the most weight to the relative net assets of each company, followed by the relative trading prices of the shares of each of Continental and Great China. Both of the foregoing indicate that the proposed transaction is fair to the shareholders of Great China. The other factors considered by Glanville had a lesser impact on his fairness opinion, but are nevertheless considerations for the shareholders of Great China. These include the fact that a 60% interest in a project would generally be accorded a control premium, or conversely, a 40% interest would be accorded a minority discount. In addition, the extensive market and mining experience of the Hunter Dickinson Group is important, but difficult to quantify.

As a result of the foregoing, it is Glanville's opinion that the proposed exchange ratio of 8.7843 shares of Great China for each one share of Continental (resulting in the shareholders of Great China owning about 40% of the shares of the combined company ) is fair, from a financial point of view, to the shareholders of Great China. However, Glanville expresses no opinion as to the expected trading price of the shares of Continental if the proposed transaction is completed. Moreover, this Fairness Opinion does not constitute a recommendation to buy or sell the shares of Great China or Continental.

This fairness opinion may be relied upon (subject to the qualifications set out in this report) by the Board of Directors, regulatory authorities, and shareholders of Great China, but may not be used or relied upon by any other person without express prior written consent. However, Glanville consents to the duplication and inclusion of this Fairness Opinion in a Prospectus or Information Circular.

(1) All dollars in this report are Canadian dollars, unless specifically stated otherwise. However, it should be noted that the financial statements of Great China are expressed in US dollars, while those of Continental are expressed in Canadian dollars.

(2) See the Continental technical report for the determination of copper-equiva-lent grade.

(3) See the Wardrop report for the determination of copper-equivalent grade.

(4) The actual closing price was US$0.14, or Cdn$0.161, based on an exchange rate of US$0.87 equal to Cdn$1.00.

(5) To April 12, 2006

(6) To April 12, 2006

Certificates of Qualification

Certificate of Ross Glanville

I, Ross Glanville, of 7513 Pandora Drive, Burnaby, British Columbia, Canada, hereby certify that:

1. I graduated with a B.A.Sc. Degree (Mining Engineering) from the University of British Columbia in 1970.

2. I obtained a Masters Degree in Business Administration (MBA) from the Univer -sity of British Columbia in 1974.

3. I am a registered member of the Association of Professional Engineers of British Columbia, and have been since 1972.

4. I became a member of the Certified General Accountants Association of B.C. in 1980.

5.  I am a member of the Canadian Association of Mineral Valuators.

6. I am the president of Ross Glanville & Associates Ltd., a company specializ-ing in the valuations of companies and mineral properties, and the provision of fairness opinions.

7. I have been practicing my profession since 1970, and have valued companies in over fifty countries.

8. I was formerly President of Giant Bay Resources Ltd. and Vice President of Wright Engineers Ltd. (now Fluor Daniel Wright), an international engineering and consulting company. Prior to that, I was an engineer and project manager with Placer Dome Ltd., and a mining and investment analyst with two major invest -ment and holding companies.

9. I have not reviewed the title to the mineral properties of Continental or Great China, since this is best carried out by legal counsel. In addition, I have relied on reports on the properties.

10. The attached Fairness Opinion has been prepared for Great China, and is based largely on information provided to Glanville. Although it is believed that the information received is reliable under the conditions and subject to the limitations contained in this report, and while information has been checked as to its reasonableness, Ross Glanville & Associates Ltd. cannot guarantee the accuracy thereof.

11. I have no interest, nor do I expect to receive any interest, either directly or indirectly, in Great China, Continental, or associated companies.

12. I herewith grant my permission for Great China to use this report for whatever purposes it deems appropriate, subject to the disclosures set out in this Certificate and this Fairness Opinion.

Signed in Vancouver, British Columbia, on May 15, 2006

/s/ Ross Glanville

Ross Glanville, B.A.Sc., P.Eng., MBA

Qualified Person

Certificate of Barry Price

I, Barry J.  Price, M.Sc., P.Geo., do hereby certify that:

1. I am President of B.J. Price Geological Consultants Inc. of: Ste 1028 - 470 Granville Street, Vancouver BC., Canada, V6C 1V5.

2. I graduated with a B.Sc. and M.Sc. degree in Geology from the University of British Columbia in 1965 and 1972 respectively.

3. I am a registered member of the Association of Professional Engineers and Geoscientists of BC (APEGBC) No. 19810 (1992)

4. I have worked as a geologist for a total of 41 years since my graduation from university.

5. I have read the definition of "qualified person" set out in National Instrument 43-101 ("NI 43-101") and certify that by reason of my education, affiliation with a professional association (as defined in NI 43-101) and past relevant work experience, I fulfill the requirements to be a "qualified person" for the purposes of this report.

6. I am responsible for the preparation of sections of this Fairness Opinion concerning geology of the properties and Mineral Resources.

7. I have not had prior involvement with the property that is the subject of the Fairness Opinion. I have not visited the subject property.

8. I am not aware of any material fact or material change with respect to the subject matter of the Fairness Opinion that is not reflected in the text, the omission to disclose which would make this document incomplete or misleading.

9. I am independent of the issuer applying all of the tests in section 1.5 of National Instrument 43-101.

10. The geological sections of this Fairness Opinion have been prepared by me based on Technical Reports which have been filed as public documents and which are in compliance with NI 43-101.

11.1 I consent to the filing of the Fairness Opinion with any stock exchange and other regulatory authority and any publication by them for regulatory purposes, including electronic publication in the public company files on their websites accessible by the public, of the Technical Report.

Dated this 15th Day of May 2006.

/s/ Barry Price

Barry James Price, M.Sc., P.Geo.
Qualified Person

                                     ANNEX B
           Sections 92A.300 and following of Chapter 92A of the Nevada
                   Revised Statutes governing Dissent Rights

Rights of Dissenting Owners

NRS 92A.300  Definitions.

As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 "Beneficial stockholder" defined.

"Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 "Corporate action" defined.

"Corporate action" means the action of a domestic corporation.

NRS 92A.315 "Dissenter" defined.

"Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 "Fair value" defined.

"Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "Stockholder" defined.

"Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 "Stockholder of record" defined.

"Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "Subject corporation" defined.

"Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340  Computation of interest.

Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership.

A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company.

The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

     (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

                  (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

                  (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

         (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

         (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

         (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favour of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

     (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

     (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                  (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                           (I) The surviving or acquiring entity; or

                           (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

                  (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph
                  (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

         (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

         (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

         (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

         (b) Must not vote his shares in favour of the proposed action.

2. If a proposed corporate action creating dissenters' rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters' rights must not consent to or approve the proposed corporate action.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter's notice to all stockholders entitled to assert dissenters' rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1.  A stockholder to whom a dissenter's notice is sent must:

          (a) Demand payment;

          (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

          (c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

NRS 92A.460  Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

         (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

         (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

         (a) Against the subject corporation and in favour of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

         (b) Against either the subject corporation or a dissenter in favour of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                            GREAT CHINA MINING, INC.
                          Suite 536 - 999 Canada Place
                   Vancouver, British Columbia, Canada V6C 3E2

                                      PROXY

PROXY, SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION, for the Special Meeting of Stockholders to be held on December 14, 2006. The undersigned Stockholder of Great China Mining, Inc. (the "Corporation") hereby appoints Amin Amlani as proxy, with full power of substitution, to attend and vote for the undersigned at the Special Meeting of Stockholders of the Corporation to be held at Suite 1500 - 1055 West Georgia Street, Vancouver, British Columbia at 1:00 p.m. (Pacific time), on December 14, 2006, and at any adjournments thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before and matters incident to the conduct of, the Meeting or any adjournment thereof. Without limiting the general authorization and power hereby given, said person is directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of the Meeting and any adjournment thereof:
                                                                 For     Against

   1.  To approve and adopt the economic combination of         [_]        [_]
       Continental Minerals Corporation ("Continental") by way of a merger (the "Merger") of Continental
       Merger Inc., a wholly-owned subsidiary of Continental, with and into the Corporation pursuant to the Merger Agreement, amended September
       12, 2006, among the Corporation, Continental, and
       Continental Merger Inc., all as described in the accompanying Notice of Special Meeting and Proxy
       Statement.

   2.  To approve the adjournment of the special meeting,       [_]        [_]
       if necessary or

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return this proxy card in the enclosed envelope. To be valid, and unless otherwise accepted by the Chairman prior to the meeting, this proxy must be received by the Corporation, Suite 536
- 999 Canada Place, Vancouver, British Columbia, Canada V6C 3E2, facsimile (604) 641-1377, not later than 5:00 p.m. (Pacific time) on December 12, 2006.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals.

Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Chairman of the Corporation, or shall vote in person at the Meeting.

If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership by authorized person.

This proxy revokes and supersedes all proxies of earlier date.

THIS PROXY MUST BE DATED.

DATED this _____ day of _________________________, 2006.

Signature of Stockholder                Number of shares being voted as held in
                                        the name of Stockholder of record